UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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F.N.B. Corporation
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Dear Shareholder:

We will hold our Annual Meeting of Shareholders at 3:00 p.m., Eastern Daylight Time, on Wednesday, May 18, 2016, in the Great Room at The Regional Learning Alliance located at 850 Cranberry Woods Drive, Cranberry Township, Pennsylvania 16066.

At our Annual Meeting, our shareholders will act on the following matters: (i) election of fifteen (15) director nominees named in the accompanying proxy statement to our Board of Directors; (ii) adoption of an advisory (non-binding) resolution to approve the 2015 compensation of our named executive officers; (iii) ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2016; (iv) to consider and approve our reincorporation from the State of Florida to the Commonwealth of Pennsylvania; and (v) any other matter that is properly presented at our Annual Meeting in compliance with our bylaws.

Your vote is important regardless of how many shares of F.N.B. Corporation stock you own. If you hold stock in more than one account or name, you will receive a proxy card for each.

Whether or not you plan to attend our Annual Meeting, please complete, sign, date and promptly return the enclosed proxy card in the postage-paid envelope we have provided to insure that your shares are represented at our Annual Meeting. Alternatively, you may vote via the Internet or by telephone by following the instructions on your proxy card. By voting now, your vote will be counted even if you are unable to attend our Annual Meeting.

Please indicate on the card whether you plan to attend our Annual Meeting. If you attend and wish to vote in person, you may withdraw your proxy at that time.

As always, our directors, management and staff thank you for your continued interest in and support of F.N.B. Corporation.

Vincent J. Delie, Jr.
President and Chief Executive Officer

April 1, 2016

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Notice is hereby given that F.N.B. Corporation (“F.N.B.”) will hold its 2016 Annual Meeting of Shareholders at 3:00 p.m., Eastern Daylight Time, on Wednesday, May 18, 2016, in the Great Room at The Regional Learning Alliance located at 850 Cranberry Woods Drive, Cranberry Township, Pennsylvania 16066. At our Annual Meeting, our shareholders will vote on the following proposals:

1.

Election of the fifteen (15) nominees for directors named in the accompanying proxy statement (namely, William B. Campbell, James D. Chiafullo, Vincent J. Delie, Jr., Laura E. Ellsworth, Stephen J. Gurgovits, Robert A. Hormell, David J. Malone, D. Stephen Martz, Robert J. McCarthy, Jr., Frank C. Mencini, David L. Motley, Gary L. Nalbandian, Heidi A. Nicholas, John S. Stanik and William J. Strimbu), each to serve as a director for a term of one year and until the election of his or her successor;

2.	Adoption of an advisory (non-binding) resolution to approve the 2015 compensation of our named executive officers;

3.	Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2016;

4.	To consider and approve the reincorporation of F.N.B. from the State of Florida to the Commonwealth of Pennsylvania; and

5.	Any other matter that is properly presented at our Annual Meeting in compliance with our bylaws.

Only shareholders of record as of the close of business on March 9, 2016, are entitled to notice of and to vote at our Annual Meeting.

It is important that your shares be represented and voted at our Annual Meeting. Please complete, sign, date and return the enclosed proxy card in the postage-paid envelope provided or vote via the Internet at www.envisionreports.com/fnb or by telephone at 1-800-652-8683, whether or not you expect to attend our Annual Meeting in person.

We have included our 2015 annual report to shareholders with this notice and accompanying proxy statement.

BY ORDER OF OUR BOARD OF DIRECTORS,

James G. Orie Chief Legal Officer and Corporate Secretary

April 1, 2016

Pittsburgh, Pennsylvania

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 18, 2016:

THE F.N.B. CORPORATION PROXY STATEMENT AND 2015 ANNUAL REPORT TO SHAREHOLDERS ARE AVAILABLE AT http://www.envisionreports.com/fnb.

One North Shore Center

12 Federal Street

Pittsburgh, PA 15212

PROXY STATEMENT

Our proxy statement contains information relative to our Annual Meeting of Shareholders to be held on Wednesday, May 18, 2016, beginning at 3:00 p.m., Eastern Daylight Time, in the Great Room at The Regional Learning Alliance located at 850 Cranberry Woods Drive, Cranberry Township, Pennsylvania 16066 (our “Annual Meeting”). This proxy statement also relates to any adjournment of our Annual Meeting. This proxy statement was prepared under the direction of the F.N.B. Corporation Board of Directors to solicit your proxy for use at the Annual Meeting. On April 1, 2016, we commenced the distribution of our proxy statement and the accompanying proxy card to our shareholders of record as of March 9, 2016. We will bear all costs of preparing and distributing our proxy materials to our shareholders. We will, upon request, reimburse brokers, nominees, fiduciaries, custodians and other record holders for their reasonable expenses in forwarding our proxy materials to beneficial owners.

We use the following terms in this proxy statement:

•	“We,” “us,” “our,” “F.N.B.,” “Company,” or “Corporation” mean F.N.B. Corporation;

•	“Board” means the F.N.B. Corporation Board of Directors;

•	“FNBPA” means First National Bank of Pennsylvania;

•	“FNTC” means First National Trust Company;

•	“F.N.B. Capital” means F.N.B. Capital Corporation, LLC; and

•	“CEO” means Chief Executive Officer.

ABOUT OUR ANNUAL MEETING

What is a proxy?

Your proxy gives us authority to vote your shares and tells us how to vote your shares at the Annual Meeting or any adjournment. Three of our employees, who are called “proxy holders” (or “proxies” for short) and are named on the proxy card, will vote your shares at the Annual Meeting according to the instructions you give on the proxy card.

Why are you soliciting a proxy from me?

Our Board of Directors is soliciting your proxy to make sure that your vote is properly submitted and received on time, and to improve the efficiency of the Annual Meeting. We may ask for, or solicit, proxies using several methods.

We may solicit proxies by mail, personal interviews, telephone or fax. We may also use the Internet to solicit proxies. F.N.B. officers or employees may solicit proxies, but will not receive any special compensation for doing so. We have engaged the firm of Laurel Hill Advisory Group, LLC to assist us with soliciting proxies.

What will our shareholders vote on at our Annual Meeting?

Our shareholders will act upon the following proposals at our Annual Meeting:

•	Election of the fifteen (15) nominees for directors named in this proxy statement, each to serve for a term of one year and until the election of their successors (Proposal 1);

•	Adoption of an advisory (non-binding) resolution to approve the 2015 compensation of our named executive officers (Proposal 2);

•	Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2016 (Proposal 3);

•	Consideration and approval of our reincorporation from the State of Florida to the Commonwealth of Pennsylvania (Proposal 4); and

•

Any other business that may come before our Annual Meeting in compliance with the advance notice and other applicable provisions of our bylaws (described in the Shareholder Proposals discussion in this Proxy Statement).

VOTING

Who is entitled to vote at our meeting?

Our Board has set March 9, 2016, as the record date for our Annual Meeting. Only holders of record of our common stock at the close of business on the record date are entitled to receive notice of and to vote at our Annual Meeting and any adjournment of our Annual Meeting. F.N.B. shareholders who plan to attend our Annual Meeting may obtain driving directions to the meeting location by contacting our shareholder services representative at (888) 981-6000 and asking to be connected to extension 4944.

What are the Board’s voting recommendations?

The Board recommends that you vote your shares:

•	“For” the election of each of the fifteen (15) nominees for election as directors named in this proxy statement for a term of one year and until the election of their successors (Proposal 1);

•	“For” adoption of the advisory (non-binding) resolution to approve the 2015 compensation of our named executive officers (Proposal 2);

•	“For” ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2016 (Proposal 3); and

•	“For” approval and adoption of our reincorporation from the State of Florida to the Commonwealth of Pennsylvania (Proposal 4).

What is a quorum?

On our March 9, 2016, record date, we had 209,609,730 shares of common stock outstanding. Under Florida law, we must have a quorum before we can consider proposals at our Annual Meeting. A quorum is the number of shares that must be present at the meeting. In determining if a quorum exists, we count the number of shares represented by shareholders in person as well as the number of shares represented by proxies. If you return a signed and dated proxy card, vote via the Internet, vote by telephone or vote in person at our Annual Meeting, you will be considered present for purposes of establishing a quorum.

To have a quorum, we need the presence of shareholders or their proxies who are entitled to cast at least a majority of the votes that all shareholders are entitled to cast. If you return a proxy, whether you vote for or against a proposal, abstain from voting or only sign and date your proxy card, your holdings will be counted toward the quorum.

Although a quorum may be achieved, not all proposals will be subject to the same voting or approval requirement. Street name holders may need to take additional precautions to ensure that their vote counts. We discuss the vote required to approve each proposal under the question immediately below.

What vote is required to approve each matter?

In general, if you abstain from voting, it will not count as a vote “cast.” However, please see the summaries below for more specific information about how abstentions will be counted with respect to each proposal. With respect to Proposals 1, 2, 3 and 4, if you desire to abstain, you must check the “Abstain” box on your proxy card, or select the appropriate option when voting by Internet or telephone.

Proposal 1. Election of Directors

Our bylaws provide that in the circumstance of an uncontested director election, which is the case for this year’s directors’ election, our directors are elected by a majority of the votes cast in person or by proxy at our Annual Meeting. Our Articles of Incorporation do not authorize cumulative voting for the election of directors. To receive a majority of votes cast means that the shares voted for a director’s election exceed the number of votes cast against that director’s election. Moreover, our bylaws provide that any incumbent director who does not receive a majority of votes cast will promptly tender his or her resignation to the Board. Upon recommendation of the Nominating and Corporate Governance Committee, the Board shall determine whether to accept the resignation. The directors’ election is considered a non-routine item and, as such, there may be broker non-votes. Any broker non-votes or abstentions will not be included in the total votes cast and will not affect the director election results. If there is a contested election (which is not the case in 2016), directors are elected by a plurality of votes cast at the meeting.

Proposal 2. “Say on Pay” Advisory Vote on Executive Compensation

A majority of the votes cast will be required to approve the advisory vote on executive compensation. Because your vote is advisory, it will not be binding on the Board or the Corporation. This matter is considered a non-routine matter and, as a result, there may be broker non-votes. Any broker non-votes or abstentions will not be included in the total votes cast and will not affect the results.

Proposal 3. Ratification of Auditor

A majority of the votes cast will be required to approve the ratification of our Audit Committee’s selection of Ernst & Young LLP as our independent registered public accounting firm for 2016. This will be considered a routine item and brokers have the discretion to vote uninstructed shares on behalf of clients. As a routine item, there will be no broker non-votes, although brokers may fail to submit a vote. Any failure by brokers to vote or any abstentions will not be included in the total votes cast and will not affect the results.

Proposal 4. F.N.B. Reincorporation from the State of Florida to the Commonwealth of Pennsylvania

A majority of the votes cast will be required to approve F.N.B.’s reincorporation from the State of Florida to the Commonwealth of Pennsylvania. This proposal is considered a non-routine item. As a non-routine item, there may be broker non-votes. Any broker non-votes or abstentions will not be included in the total votes cast and will not affect the results.

What are the voting rights of our shareholders?

The only class of our securities that is outstanding and entitled to vote at our Annual Meeting is our common stock. As of the March 9, 2016, record date, we had 207,505,484 shares of our common stock outstanding, each entitled to one vote per share with respect to each matter to be voted on at our Annual Meeting.

How do I vote?

You can vote either in person at our Annual Meeting or by proxy whether or not you attend our Annual Meeting. When you or your authorized attorney-in-fact grants us your proxy, you authorize us to vote your shares of our common stock in the manner you specify on your proxy card. Giving a proxy allows your shares to be voted at our Annual Meeting even if you do not attend the Annual Meeting in person. If your shares are in an account at a bank or brokerage firm (that is, in “street name”), you will receive a separate card from your bank or brokerage firm with instructions about the manner in which you may vote your shares.

If you hold your shares directly, to vote by proxy you must do one of the following:

•	Vote by mail. Complete, sign, date and return the enclosed proxy card in the envelope provided (the envelope requires no postage if mailed in the United States).

•

Vote at the Annual Meeting.    If you are a registered shareholder and attend our Annual Meeting, you may deliver your completed proxy card in person or request a voting ballot to vote in person at the meeting. Even if you returned a proxy to us before our Annual Meeting, you may revoke it and vote in person.

•	Vote via the Internet.* Instructions are provided on your proxy card. If you vote via the Internet, you should not return your proxy card.

•	Vote by telephone.* Instructions are provided on your proxy card. If you vote via telephone, you should not return your proxy card.

* Proxies submitted via the Internet or telephone must be received by 1:00 a.m., Eastern Daylight Time, on May 18, 2016, in order to be counted in the vote.

If you hold your F.N.B. shares in an account at a bank or brokerage firm, and you want to vote in person at our Annual Meeting, you will need to obtain a signed proxy card from the brokerage firm or the bank that holds your F.N.B. stock. If your F.N.B. stock is registered in the name of a bank or brokerage firm, you also may be eligible to vote your shares electronically via the Internet or by telephone. Many banks and brokerage firms participate in programs such as the Broadridge Financial Solutions, Inc. online program. These programs provide eligible shareholders who receive a paper copy of this proxy statement the opportunity to vote via the Internet or by telephone. If your bank or brokerage firm is participating in one of these programs, your proxy card will contain instructions for voting online or by telephone. If your proxy card does not reference Internet or telephone information, please complete and return the proxy card in the enclosed self-addressed, postage-paid envelope.

How will my shares be voted if I give my proxy but do not specify how my shares should be voted?

If you sign, date and return your proxy card, but do not provide voting instructions, or if you do not provide voting instructions when voting over the Internet, we will vote your shares represented by that proxy as recommended by our Board of Directors (see “What are the Board’s voting recommendations?” above), and this vote will count as a vote cast.

Who can attend our Annual Meeting?

All shareholders as of the close of business on March 9, 2016 (the record date), or their duly appointed proxies, may attend our Annual Meeting. Even if you currently plan to attend our Annual Meeting, we recommend that you vote by any of the applicable methods described above so that your vote will be counted at our Annual Meeting if you later decide not to attend.

If your shares are held in “street name” by your bank or brokerage firm, you will need to bring a copy of a brokerage statement reflecting your ownership of F.N.B. stock as of the March 9, 2016, record date, and check in at the registration desk at our Annual Meeting.

What are the requirements for admittance to the Annual Meeting?

Only shareholders as of the record date have a right to attend the Annual Meeting. In order to be admitted to the Annual Meeting, you will need to present a government-issued photo identification (such as a driver’s license or passport) and, if you are not a “record holder” on the company’s books, evidence of ownership of our common stock as of the record date (such as a brokerage account statement). Entrance after the Annual Meeting has commenced will be prohibited. If you are representing an entity that is a shareholder, you must also present documentation showing your authority to attend and act on behalf of the entity (such as a power of attorney, written proxy to vote or letter of authorization on the entity’s letterhead). We reserve the right to limit the number of representatives for any entity that may be admitted to the meeting. No cameras, recording equipment, large bags or packages will be permitted in the Annual Meeting. The use of cell phones, smart phones, tablets and other personal communication devices during the Annual Meeting is also prohibited.

Can I change my vote after I have voted?

You may revoke your proxy and change your vote at any time before it is voted at our Annual Meeting. You may change your vote by delivering a written notice of revocation to our Corporate Secretary at F.N.B. Corporation, One North Shore Center, 12 Federal Street, Suite 503, Pittsburgh, PA 15212, by signing and returning a new proxy card with a later date, by voting via the Internet or by telephone at a later date, or by attending the Annual Meeting and voting in person. Only your latest instruction will be counted. However, your attendance at our Annual Meeting will not automatically revoke your proxy unless you vote again at our Annual Meeting or specifically request that your prior proxy be revoked by delivering a written notice of revocation prior to our Annual Meeting to our Corporate Secretary at F.N.B. Corporation, One North Shore Center, 12 Federal Street, Pittsburgh, Pennsylvania 15212.

How do I vote if my shares are held in “street name”?

If you hold your shares in “street name” in an account at a bank or brokerage firm, we generally cannot mail our proxy materials directly to you. Instead, your bank or brokerage firm will forward our proxy materials to you and tell you how to give them instructions for voting your F.N.B. shares.

Please ensure that you instruct your bank or brokerage firm how to vote your shares. Under New York Stock Exchange (“NYSE”) rules applicable to brokers, your broker has discretionary authority to vote your shares without receiving your instructions on “routine” matters. The only routine matter before our Annual Meeting will be the ratification of Ernst & Young LLP as the Corporation’s independent registered public accounting firm. All of the other proposals that will be considered at our Annual Meeting are “non-routine” matters. Your bank or brokerage firm does not have discretionary authority to vote on a non-routine matter unless you provide them with your voting instructions. Therefore, please ensure that you instruct your bank or brokerage firm how to vote your shares with respect to election of our directors, the advisory non-binding resolution to approve the 2015 compensation of our named executive officers and the reincorporation of the Corporation from the State of Florida to the Commonwealth of Pennsylvania.

How do I vote my 401(k) Plan shares?

If you participate in the F.N.B. Corporation Progress Savings 401(k) Plan (“401(k) Plan”) or the Baltimore County Savings Bank Employee Savings Plan (“BCSB 401(k) Plan”), you may vote the number of shares of common stock credited to your account as of the record date. You may vote by instructing T. Rowe Price, the trustee of our 401(k) Plan, or Principal Financial Group, trustee of the BCSB 401(k) Plan, pursuant to the voting instruction card being mailed with this proxy statement to plan participants. The trustee will vote your shares in accordance with your duly executed voting instruction card, provided that the trustee receives it by 3:00 a.m., Eastern Daylight Time, on Friday, May 13, 2016.

In the case of the 401(k) Plan and the BCSB 401(k) Plan, if you do not return your voting instruction card, the shares credited to your plan account will be voted by the trustee in the same proportion that it votes the shares for which it timely received voting instruction cards.

You may also revoke a previously given proxy card until 3:00 a.m., Eastern Daylight Time, on Friday, May 13, 2016, by filing with the trustee either a written notice of revocation or a properly completed and signed voting instruction card or Internet vote or telephone vote having a later date.

How will we conduct the business of our Annual Meeting?

Our bylaws govern the organization and conduct of business at our shareholder meetings. Our bylaws specify that our Board Chairman shall preside at our shareholder meetings. Our Board Chairman, Mr. Stephen J. Gurgovits, will serve as Chair of our Annual Meeting and call the meeting to order. As Chair of our Annual Meeting, Board Chairman Gurgovits will determine, at his discretion, the order of the business to be conducted at our Annual Meeting and the procedure for our Annual Meeting. Board Chairman Gurgovits will announce the opening and closing of the polls for each matter on which our shareholders will vote at our Annual Meeting.

Who can answer my questions?

Should you have questions concerning these proxy materials or our Annual Meeting or should you wish to request additional copies of this proxy statement or proxy card, you may contact Mr. James G. Orie, our Chief Legal Officer and Corporate Secretary, at (888) 981-6000 and ask to be connected to extension 3435.

How can I avoid receiving more than one set of proxy materials in future years?

If two or more registered shareholders live in your household or if a registered shareholder maintains two or more shareholder accounts, you may have received more than one set of our proxy materials. At your request, we will “household” your proxy materials, i.e., only one annual report and one proxy statement will be delivered to your address; however, a separate proxy card will be delivered for each account. Please refer to the section titled, “Other Matters — Householding of Proxy Materials” at the end of this proxy statement for more information regarding “householding.”

Is my vote confidential?

We process proxy instructions, ballots and voting tabulations that identify individual shareholders in a manner that protects your voting privacy. We will not disclose your vote either within the Company or to third parties, except:

•	As necessary to meet applicable legal requirements;

•	To allow for the tabulation and certification of votes; and

•	To facilitate a successful proxy solicitation.

Occasionally, shareholders provide written comments on their proxy cards. At our discretion, we may forward your comments to our management or the Board.

Where can I find the voting results of the Annual Meeting?

We will announce the preliminary voting results at our Annual Meeting. The judges of election will tally the final voting results and we will include the final voting results in a Form 8-K, which we will file with the Securities and Exchange Commission (“SEC”) by May 24, 2016.

Who is paying for the cost of this proxy solicitation?

The Company is paying the costs of the solicitation of proxies. The Company has retained Laurel Hill Advisory Group, LLC to assist in obtaining proxies by mail, facsimile or email from registered holders, brokerage firms, bank nominees and other institutions for the Annual Meeting. The estimated cost of such service is $17,500 including out-of-pocket expenses. Laurel Hill Advisory Group, LLC may be contacted at 888-742-1305.

The Company will also reimburse brokerage firms and other persons representing beneficial owners of shares held in “street name” for their reasonable costs associated with:

•	Forwarding the Notice of our Annual Meeting to beneficial owners;

•	Forwarding printed proxy materials by mail to beneficial owners who specifically request them; and

•	Obtaining beneficial owners’ voting instructions.

In addition to soliciting proxies by mail, certain of our directors, officers and regular employees, without additional compensation, may solicit proxies on our behalf personally or by telephone, facsimile or email.

Proposal 1. Election of Directors

General Information Regarding Director Nominees

Our Board determines the number of directors to nominate for election each year. The F.N.B. bylaws provide that our Board shall consist of not fewer than five nor more than 25 persons, the exact number to be determined from time to time by the Board.

Acting on the recommendation of the Nominating and Corporate Governance Committee, our Board fixed the number of directors as of the Annual Meeting date at fifteen (15).

Directors

The Board, acting on the recommendation of the Nominating and Corporate Governance Committee, has nominated for election as directors the nominees identified in the table titled, “Current Directors and Nominees for Election at Our Annual Meeting.” Each nominee is discussed in more detail in the Section titled “Biographical Information Concerning Director Nominees” of this proxy statement. Each of the Company’s nominees will hold office for a one-year term until the next annual meeting of shareholders and the election and qualification of his or her successor. All of our nominees are currently directors.

On October 21, 2015, the Board appointed Frank C. Mencini to the F.N.B. Board and the FNBPA Board, with the appointment effective January 1, 2016.

Also, on February 12, 2016, the F.N.B. Nominating and Corporate Governance Committee elected Gary L. Nalbandian, the former Chairman of the Board and President and Chief Executive Officer of Metro Bancorp, to the F.N.B. Board and FNBPA Board. Mr. Nalbandian was elected to the Board in connection with the completion of the merger of Metro Bancorp, Inc., with and into F.N.B. Under the Agreement and Plan of Merger between F.N.B. and Metro, dated as of August 4, 2015, F.N.B. agreed to elect one current member of the Metro board of directors, as mutually agreed by F.N.B. and Metro, to the F.N.B. and FNBPA Boards of Directors with a term expiring at the first annual meeting of shareholders after the completion of the merger. F.N.B. also agreed to nominate that former Metro director at the annual meeting of F.N.B. immediately following completion of the merger and to solicit proxies for such director in the same manner as for all other members of F.N.B.’s slate of directors for that meeting.

Identification and Evaluation of Director Nominees

Our Nominating and Corporate Governance Committee identifies potential directors primarily through recommendations made by current or former Company Directors and contacts in business, civic, academic and non-profit communities. Also, our Company shareholders may propose persons to be nominated for election to our Board (see later discussions under “Shareholder Proposals and Nominations for the 2017 Annual Meeting”).

At least annually, in consultation with the Nominating and Corporate Governance Committee, our Board assesses the skills, qualifications and experience of our Board and decides whether to recommend an incumbent director for re-election. In evaluating existing directors or new candidates (including any candidates who may be recommended by a shareholder), our Nominating and Corporate Governance Committee and Board assess the needs of the Board and the qualifications of each director candidate. Moreover, in evaluating the suitability of prospective Board members, our Nominating and Corporate Governance Committee and Board take into account many factors detailed, including those in our Company bylaws and Corporate Governance Guidelines, e.g., each director candidate’s general understanding of banking, finance and other disciplines relevant to the success of a publicly traded financial services company in today’s business and regulatory environment; compatibility with our culture; understanding of our business; educational and professional background; personal accomplishment; adherence to the standards set forth in the F.N.B. Corporate Governance Guidelines and Code of Conduct; and geographic, gender, age, racial, ethnic and other diversity considerations. Please see the section titled “Biographical Information Concerning Director Nominees” for more information on each of our director nominees. Since the 2015 Annual Meeting, the F.N.B. Board elected Mr. Frank C. Mencini and Mr. Gary L. Nalbandian to the Board. Mr. Mencini was identified as a candidate for election to the F.N.B. Board through the Nominating and Corporate Governance Committee’s search process. This process entails identification of potential qualified Board candidates through referrals by Board and/or committee members and through sources recommended by current Board members. In Mr. Mencini’s case, he was identified by F.N.B. Nominating and Corporate Governance committee Chair and Lead Director, William Campbell, and F.N.B. Director and CEO Vincent Delie, as a possible candidate for election to the F.N.B. Board. Mr. Mencini was interviewed by each member of the Nominating and Corporate Governance Committee and the consensus of the committee members was to formally consider Mr. Mencini for election to the F.N.B. Board. Mr. Mencini was evaluated by our Nominating and Corporate Governance Committee under the above-described suitability criteria and nominated by the committee for election to the F.N.B. Board on October 21, 2015, and the F.N.B. Board unanimously voted to elect Mr. Mencini to the Board on the same day, with an effective date of January 1, 2016. As described previously in this proxy statement, Mr. Nalbandian was elected to the Board pursuant to F.N.B.’s commitment in the Agreement and Plan of Merger with Metro. F.N.B. CEO Delie reviewed the qualifications of each Metro Board member who expressed an interest in being elected to the F.N.B. Board and consulted with the Nominating and Corporate Governance Committee in connection with recommending Mr. Nalbandian to the committee. On February 12, 2016, Mr. Nalbandian was evaluated by our Nominating and Corporate Governance Committee under the above-described criteria and this committee unanimously voted to elect Mr. Nalbandian to the Board on the same day, with an effective date of March 1, 2016.

Current Directors and Nominees for Election at Our Annual Meeting

Name	Age as of the Annual Meeting	Director Since	Independent	Committee Memberships
William B. Campbell (Lead Director)	77	1975	Yes	2
James D. Chiafullo	58	2012	Yes	2
Vincent J. Delie, Jr. (CEO)	51	2012	No	1
Laura E. Ellsworth	57	2013	Yes	1
Stephen J. Gurgovits (Chairman)	72	1981	No	1
Robert A. Hormell	69	2015	Yes	1
David J. Malone	61	2005	Yes	2
D. Stephen Martz	73	2008	Yes	3
Robert J. McCarthy, Jr.	73	2012	Yes	1
Frank C. Mencini	51	2016	Yes	1
David L. Motley	57	2013	Yes	1
Gary L. Nalbandian	73	2016	No	0
Heidi A. Nicholas	61	2015	Yes	1
Arthur J. Rooney, II*	63	2006	Yes	1
John S. Stanik	62	2013	Yes	2
William J. Strimbu	55	1995	Yes	3
Earl K. Wahl, Jr.*	75	2002	Yes	1

*

Mr. Wahl is retiring in accordance with our Board retirement policy. Mr. Rooney declined to be considered for re-nomination due to his increasing responsibilities with the Pittsburgh Steelers Football Club and the NFL.

OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE FIFTEEN (15) NOMINEES IDENTIFIED IN THE ABOVE TABLE AS OUR BOARD OF DIRECTORS’ CANDIDATES FOR ELECTION AS DIRECTORS (PROPOSAL 1 ON THE PROXY CARD).

Each of our director nominees has consented to being named in this proxy statement and to serve if elected.

Proxies submitted to us, unless indicated to the contrary, will be voted “For” the election of Mses. Ellsworth and Nicholas and Messrs. Campbell, Chiafullo, Delie, Gurgovits, Hormell, Malone, Martz, McCarthy, Mencini, Motley, Nalbandian, Stanik and Strimbu with terms expiring at our 2017 Annual Meeting and upon election and qualification of their respective successors.

Biographical Information Concerning Director Nominees

Relevant biographical information concerning each of our director nominees for election at our Annual Meeting may be found below, including a brief discussion of the specific experience, qualifications, attributes or skills that led to our Board’s conclusion regarding each director nominee’s qualification to serve on our Board in light of our business and structure. Each of our director nominees also serves on the board of directors of our principal bank subsidiary, FNBPA.

WILLIAM B. CAMPBELL

William B. Campbell is our independent Lead Director. Mr. Campbell served as Chairman of our Board from 2009 until January 2012 and has been a director of F.N.B. since it commenced operations in 1975. Mr. Campbell is Chairman of our Nominating and Corporate Governance Committee and serves on our Executive Committee. Mr. Campbell chaired the F.N.B. Succession Committee during the Company’s CEO succession planning in 2006 and 2007. Mr. Campbell was a director of FNBPA from 1973 until 2012, and re-joined the FNBPA Board in January 2015. Mr. Campbell was a former Chairman of FNBPA’s Building Committee and a former member of FNBPA’s Executive and Loan Committees. Mr. Campbell served on the boards of Southwest Banks, Inc. (“Southwest”), a bank holding company in Naples, Florida, and its subsidiary, First National Bank of Naples, from 1997 to 2003, and served on Southwest’s Executive Committee. Mr. Campbell’s successful professional career included his ownership of Shenango Steel Erectors, Inc., a commercial building construction company, and as a partner in Campbell-Kirila Realty, which developed and leased commercial property. After more than 30 years of developing high-level executive experience in the manufacturing, steel, commercial development and construction industries, Mr. Campbell retired in 1992. During his career, Mr. Campbell also served in leadership capacities with a number of regional and national trade associations representing the steel, construction and manufacturing industries. Mr. Campbell served 14 years as director of the Shenango Valley Industrial Development Authority in Sharon, Pennsylvania and served on the Board of Trustees of Westminster College located in New Wilmington, Pennsylvania. Mr. Campbell’s background provides him with the decision-making experience, knowledge of best corporate practices and understanding of Board responsibilities to help him, as our Lead Director, assist the Board to act as a cohesive and effective team. Mr. Campbell’s work experience in the steel, construction and manufacturing industries, his extensive experience in commercial real estate development, and his lengthy experience on the Boards of F.N.B. and FNBPA, qualify him to serve as a member of our Board and Chairman of our Nominating and Corporate Governance Committee and as a member of our Executive Committee.

JAMES D. CHIAFULLO

James D. Chiafullo joined our Board in October 2012 and is a member of our Nominating and Corporate Governance Committee, Credit Risk and CRA (Community Reinvestment Act) Committee and our Risk Committee. Mr. Chiafullo has served on the FNBPA Board since October 2014 and serves on the FNBPA Executive and Loan Committees. Mr. Chiafullo is a shareholder/director with the Cohen & Grigsby, P.C. law firm in Pittsburgh, Pennsylvania. Mr. Chiafullo is a member of the Cohen & Grigsby Business Group and chairs the firm’s Commercial Finance Group. Prior to joining the Cohen & Grigsby law firm, Mr. Chiafullo was a partner for over ten years with the Thorp Reed & Armstrong, LLP law firm in Pittsburgh (now known as Clark Hill PLC), and was in-house counsel with Gulf Oil Corporation in Houston, Texas. The focus of Mr. Chiafullo’s law practice is finance, corporate governance, general corporate, securities, commercial and real estate law, shareholder disputes, lender liability, mergers and acquisitions, Sarbanes-Oxley compliance and regulatory requirements that apply to publicly traded companies. Mr. Chiafullo’s clients operate in a variety of industries, including financial institutions, general contractors, developers, physicians, manufacturers, specialty contractors, television stations, geotechnical engineers, franchisors and franchisees.

Since 2004, Mr. Chiafullo has received recognition numerous times from The Best Lawyers in America publication for his accomplishments in corporate law and mergers and acquisitions. Moreover, Mr. Chiafullo was selected as a “leader in law” practitioner in the area of commercial finance by the prestigious Chambers USA which uses a rigorously independent methodology to identify the best lawyers in the United States by practice area. Mr. Chiafullo frequently lectures and publishes articles on various current issues concerning corporate, finance and franchise law.

Mr. Chiafullo was the Chairman of the Board of the National Association of Corporate Directors (NACD) Three Rivers chapter from 2008 to June 2015. He continues to serve on the Board of NACD Three Rivers. He has served on the Board of Directors of the Epilepsy Foundation of Western/Central Pennsylvania since 1998 and is the chair of the governance and nominating committee. Mr. Chiafullo is active with the Pittsburgh Foundation as Director of The Chiafullo Family Fund, the Verland Foundation as counsel, committee service work and fundraising activities, as well as in service leadership roles with various other social and non-profit organizations related to his profession and his community.

The breadth of Mr. Chiafullo’s corporate and transactional legal experience along with his particular focus in the areas of corporate governance, regulatory compliance and finance provide him the necessary background to assist the F.N.B. Board with the myriad of challenges faced by publicly traded financial services companies in today’s economic and regulatory environment. Mr. Chiafullo’s extensive and varied legal experience provides the F.N.B. Board and its Nominating and Corporate Governance Committee and Risk Committee with the essential experience and background to help it to properly evaluate the governance, business, financial, regulatory and risk issues that the Corporation confronts on a regular basis.

VINCENT J. DELIE, JR.

Vincent J. Delie, Jr., has been our President and CEO and a member of our Executive Committee since 2012. Mr. Delie joined the Company in 2005 as President and CEO of our Company’s Pittsburgh Region. During his career at F.N.B., he was promoted into a number of key executive leadership roles, including Chief Revenue Officer, President of the Banking Group, where he was largely responsible for all revenue producing lines of business, including commercial, consumer and wealth management, and President and CEO of FNBPA. Mr. Delie served as President of FNBPA beginning in 2009 and as President of F.N.B. Corporation and CEO of FNBPA beginning in 2011. He also serves Ex Officio on the Credit Risk and CRA (Community Reinvestment Act) Committee.

Under Mr. Delie’s leadership, the Corporation has experienced unprecedented growth, doubling its market capitalization and producing significant revenue growth and consecutive linked quarter loan growth. Despite the difficult economic environment, this was accomplished in large part through the execution of a unique business model centered on organic growth, strategic acquisitions, technology investment, employee engagement and risk management. In the Pittsburgh Metropolitan Statistical Area, Mr. Delie guided F.N.B. to a top three retail deposit market share position, and to the number two market share position in Middle Market Banking according to Greenwich Associates. Since Mr. Delie assumed the role of President and CEO, F.N.B. has deployed its successful business model in additional metropolitan markets and has completed six successful whole bank acquisitions and 22 branch acquisitions since January 2012. Also, during his tenure as our CEO, Mr. Delie has established and significantly enhanced our market share in both of the Baltimore, Maryland, and Cleveland, Ohio banking markets. In all, Mr. Delie has played an integral leadership role in the completion and seamless integration of 13 bank acquisitions for F.N.B.

Under Mr. Delie’s leadership, the Corporation has also been recognized as an employer of choice. F.N.B. has earned top workplace awards by two separate publications in the Pittsburgh region for five consecutive years, including a number one ranking for Large Companies on the Pittsburgh Post-Gazette’s list of “Pittsburgh’s Top Workplaces,” and a top workplace award in the Cleveland region by The Plain Dealer. F.N.B. continues to receive numerous awards from Greenwich Associates and has been recognized as a Sm-All Star by Sandler O’Neill & Partners, L.P.

Mr. Delie has nearly 30 years of extensive experience in the financial services industry, which includes executive roles in the corporate bank division of National City Bank in addition to capital markets and investment banking positions held at several prominent financial institutions. Mr. Delie earned a degree in Business Administration and Finance from The Pennsylvania State University. He currently serves as Chairman of the Advisory Board for the Watson Institute (non-profit educational organization for children with special needs) and as a member of the Board of Directors of the Allegheny Conference, the Pennsylvania Economy League of Southwestern Pennsylvania and the United Way. In addition, Mr. Delie serves in various roles for many community, civic and charitable nonprofit organizations focused on improving the quality of life in Western Pennsylvania. Mr. Delie is also involved in a number of trade associations, including the Pennsylvania, Maryland, and West Virginia Bankers Associations, the American Bankers Association, where he serves on the American Bankers Council, and the Pennsylvania Business Council.

LAURA E. ELLSWORTH

Laura E. Ellsworth joined our Board in January 2013, and is a member of our Compensation Committee. Ms. Ellsworth has served on the FNBPA Board since January 2015. Ms. Ellsworth is the former Partner-In-Charge of the Jones Day law firm’s Pittsburgh, Pennsylvania office and currently serves as the firm’s Partner-In-Charge of Global Community Service Initiatives. Ms. Ellsworth has practiced law for over 30 years, during which she developed a highly regarded reputation for her legal accomplishments across a wide range of complex litigation matters, including her involvement in landmark decisions involving toxic torts, commercial disputes, product liability, insurance, intellectual property, employment and ERISA. Ms. Ellsworth is listed in The Best Lawyers in America for her commercial litigation skills, was recognized by the prestigious Chambers USA in 2009 as a “leader in law,” and has been recognized as one of the top female litigators in Pennsylvania by the Pennsylvania Law Weekly. Moreover, Ms. Ellsworth has published articles and legal treatises and has been a featured speaker on a wide variety of legal topics including litigation, disclosure, Sarbanes-Oxley and the regulatory environment. In view of Ms. Ellsworth’s considerable achievements, the United States District Court for the Western District of Pennsylvania appointed her to its Advisory Committee for the Study of Rules and Practice, and she also served as co-chair of the Federal Judicial Selection Commission for the United States District Court for the Western District of Pennsylvania. In addition, Ms. Ellsworth was appointed by the Federal Third Circuit Court of Appeals to serve as a member of the judicial selection committee for the U.S. Bankruptcy Court for the Western District of Pennsylvania.

Ms. Ellsworth is also actively involved in a wide range of important community, civic and non-profit activities, including as Chair of the Chamber of Commerce of Greater Pittsburgh and past Vice Chair of the Allegheny Conference on Economic Development. Ms. Ellsworth’s non-profit board service includes the Senator John Heinz History Center, the McCune Foundation, Imani Christian Academy, and the Magee Women’s Research Institute and Foundation. Ms. Ellsworth chaired the American Heart Association’s “Go Red for Women” campaign in 2010 and chaired the United Way’s Women’s Leadership Council in 2011.

Ms. Ellsworth’s extensive legal experience, especially with respect to complex and challenging legal issues, coupled with her high-level advisory role with the federal courts and her dedication to important civic and community initiatives, provides her with the necessary background to make significant contributions to the Corporation’s Board and its Compensation Committee.

STEPHEN J. GURGOVITS

Stephen J. Gurgovits was elected Chairman of our Board in January 2012, and has been an FNBPA director since 1981. Mr. Gurgovits served as our CEO in every year from 2004 until January 2012, and is Chairman of our Executive Committee. Mr. Gurgovits also is Chairman of the FNBPA Board. In addition, Mr. Gurgovits is Chairman of FNBPA’s Executive Committee and a member of its Credit Risk and CRA (Community Reinvestment Act) Committee. Throughout his lengthy tenure with the Company, Mr. Gurgovits has served the Company and FNBPA in various retail, commercial banking and executive capacities. Under Mr. Gurgovits’ leadership as CEO, the Company grew from approximately $4 billion in asset size in 2004 to $11.6 billion by the time he retired as CEO in 2012. In view of Mr. Gurgovits’ extensive knowledge of, and experience with the Company and FNBPA, he has served as an important “sounding board” for senior management and provided a valuable perspective in connection with our acquisition and growth strategies. From 2013 until August 2014, Mr. Gurgovits served on the board of directors of Hampton Roads Bankshares, Norfolk, Virginia (publicly-held bank holding company), and served as a member of the company’s compensation committee and the nominating and governance committee.

Mr. Gurgovits authored a well-recognized lending primer, “Financing Small Business.” Mr. Gurgovits’ leadership experience includes his service as the chairman of the Pennsylvania Bankers Association (“PBA”) from 2003 to 2004, a director of the American Bankers Association (“ABA”) from 2005 through 2008, and a member of the American Bankers Council. In leading the PBA and ABA, Mr. Gurgovits gained invaluable experience working with large financial institutions and community banks, along with national and state policymakers, legislators and regulators, for the purpose of vigorously advocating that financial regulations serve the competitive interests of banks and other financial institutions and their customers. Mr. Gurgovits’ leadership positions with the PBA and the ABA are indicative of his reputation in the financial institutions industry. This experience, coupled with his Board and executive leadership experience with F.N.B., make him an integral component of our Board. Mr. Gurgovits completed the Graduate School of Banking at the University of Wisconsin. In addition, Mr. Gurgovits is a recognized leader in regional economic development and currently serves or previously served on the boards of various educational, developmental and health care organizations, including Penn-Northwest Development Corporation and as a director on the boards of the Christian Buhl Legacy Trust and the Community Foundation of Western Pennsylvania and Eastern Ohio. Mr. Gurgovits is President of the F.H. Buhl Trustees, a community-centered non-profit organization offering recreational, social, fitness and educational programs for families in Mercer County, Pennsylvania. Mr. Gurgovits is a member of the Youngstown State University Foundation board, which is dedicated to promoting the university’s endowment and supporting its educational mission, and also serves as a member of its Investment Committee. Mr. Gurgovits’ lengthy and significant experience with F.N.B. and its affiliates for more than five decades, including his operational, financial, executive and industry leadership roles, qualify him for service as our Board Chairman and as Chair of our Executive Committee.

ROBERT A. HORMELL

Robert A. Hormell joined both the Corporation Board and re-joined the FNBPA Board in January 2015 (he previously served on the FNBPA Board from 2008 through October 2014). Mr. Hormell serves as a member of our Nominating and Corporate Governance Committee and on the Credit Risk and CRA (Community Reinvestment Act) Committee. Mr. Hormell possesses over 35 years of experience in regional, economic and community development, having worked from 1973-2006 with the Susquehanna Economic Development Association (SEDA)-Council of Governments, a large public development organization which serves 11 counties located in central Pennsylvania which have an aggregate population of approximately 675,000 people. The focus of Mr. Hormell’s work with the SEDA-Council of Governments included promoting and assisting the development of comprehensive initiatives designed to create jobs, promoting small businesses, enhancing public transportation and procuring financing for large public infrastructure and regional projects, including water, sewer, rail lines and industrial parks. During his tenure with the SEDA-Council of Governments, Mr. Hormell developed an extensive and significant network of governmental, municipal, business, community and civic contacts and established relationships with various communities and government leaders across the Commonwealth of Pennsylvania. Mr. Hormell authored a significant report titled, “New Frontiers for Pennsylvania’s Heartland,” which has contributed to community and governmental policy-related discussions regarding Pennsylvania’s aging infrastructure. In addition, Mr. Hormell has extensive experience serving financial institutions including as a director of Omega Financial Corporation, a publicly-held bank holding company based in State College, Pennsylvania, and its principal subsidiary Omega Bank (2004-2008; acquired by F.N.B. in 2008), where he also served on the Executive, Compensation and Loan Committees of the holding company, and as a director of Sun Bancorp, Inc., a publicly-held bank holding company based in Sunbury, Pennsylvania (1994-2004), where he also served as Chairman of the Board of Directors and on the company’s Executive and Compensation Committees.

Since 2003, Mr. Hormell has been a member of the Board of Trustees of Presbyterian Senior Living (PSL), a large multi-faceted senior care organization with facilities serving 4,100 individuals in three states. He served as the PSL Board Chair from 2010-2011 and currently serves on a number of related PSL corporate boards. Additionally, Mr. Hormell serves on the National Policy Congress for Leading Age, a national advocate for improved senior care. Mr. Hormell’s vital contributions to local communities include his past service with the Delaware Township Planning Commission, Union-Snyder Agency of Aging, Inc., the Lycoming County Health Improvement Coalition, Pennsylvania Rural Development Council Board of Directors and Executive Committee, Milton Area YMCA Board and the Central Pennsylvania Health Systems Agency Board.

Mr. Hormell offers the Corporation a unique background, which includes not only previous financial institution board service and community and governmental advisory experience, but also his cultivation of numerous and varied governmental, community and civic contacts. In addition, Mr. Hormell serves as an advocate on issues related to senior housing and medical care, and has a fundamental understanding of challenges attendant to economic and regional development within Pennsylvania. Mr. Hormell’s background positions him to make significant contributions to the continued success of F.N.B., particularly within the local communities in which the Corporation’s principal subsidiary, FNBPA, operates.

DAVID J. MALONE

David J. Malone has been a director since 2005, is Chair of our Compensation Committee and is a member of our Audit Committee. Mr. Malone has served on the FNBPA Board since January 2015. Mr. Malone has been the President and CEO of Gateway Financial Group, Inc. (“Gateway Financial”), a financial services firm located in Pittsburgh, Pennsylvania, that specializes in administering and designing insurance portfolios for high net worth persons and businesses, since January 2005. Prior to Mr. Malone’s appointment as President and CEO of Gateway Financial, he served as that company’s chief financial officer from January 1, 1994, to December 31, 2004. Mr. Malone’s many years of executive leadership and financial experience with Gateway Financial provide him with substantial experience in analyzing and performing financial strategic planning, which in turn, enhances his value to our Board and our Audit and Compensation Committees. Mr. Malone was a former board member of Pennsylvania Capital, a board member of Highmark, Inc. (healthcare insurer located in Pittsburgh, Pennsylvania), including having served on Highmark’s compensation and audit committees, and a former board member of Northside Deposit Bank (Pittsburgh, Pennsylvania; acquired by F.N.B. in 2005), including serving as a member of that bank’s Audit and Executive Committees. In addition, during his career, Mr. Malone has been extensively involved in civic, academic, healthcare, cultural and community organizations whose principal mission is to improve business, medical care, educational and cultural opportunities in Western Pennsylvania. Mr. Malone’s experience in the financial sector and his prior board experience, along with his demonstrated community involvement, qualify him for our Board, and specifically for our Audit and Compensation Committees.

D. STEPHEN MARTZ

D. Stephen Martz has been a director since 2008. He is Chairman of our Audit Committee and serves on our Executive Committee, Risk Committee and Pricing Committee. Mr. Martz was an FNBPA director from 2008 until 2012 and re-joined the FNBPA Board in January 2015. Mr. Martz has spent more than 50 years in the banking and financial services industry and, more significantly, he spent more than 39 years in multiple director and executive roles with banks and financial institutions. Mr. Martz’s high-level executive and director experience includes positions at Omega Financial Corporation, a publicly-held bank holding company in State College, Pennsylvania (acquired by F.N.B. in 2008), where he was Director, President and Chief Operating Officer; Hollidaysburg Trust Company, where he was Chairman, President and CEO; and Penn Central Corporation, a bank holding company, where he was Director, President and CEO. After 40 years of board service, Mr. Martz retired as chairman of the board of Nason Hospital (over 400 employees) located in Roaring Spring, Pennsylvania. Mr. Martz continues to chair the Nason Hospital Foundation. In addition, Mr. Martz serves as a trustee of Lycoming College in Williamsport, Pennsylvania, and for over 30 years has been chair of that college’s Investment and Nominating Committees. Mr. Martz has been a key participant in the Lycoming College leadership team and is primarily responsible for the continued success of the growth of the college’s endowment fund. Since 1976, Mr. Martz has been on the Board of the John R. Wald Company, Inc., a manufacturer of digitized license plate systems, and currently serves as its Chairman. He previously served as a member of the Hollidaysburg Boro Planning Commission. Mr. Martz’s executive experience, his extensive career in the banking industry and his lengthy board service in the health care, manufacturing, civic and educational sectors, have prepared him well to advise our Board, Executive Committee and Risk Committee, as well as to lead our Audit Committee in light of the broad range of complex financial, operational, risk, regulatory and business challenges faced by F.N.B. and its affiliates.

ROBERT J. McCARTHY, JR.

Robert J. McCarthy, Jr. joined our Board in January 2012, and serves as Chair of our Risk Committee. Mr. McCarthy has served on the FNBPA Board since January 2015. Mr. McCarthy had served as the President and CEO and as a director of Parkvale Financial Corporation (“Parkvale”), a publicly held savings and loan holding company since 1989 (and as Vice Chairman of Parkvale’s Board since 2002) and as the President and CEO and as a director of Parkvale’s principal subsidiary, Parkvale Savings Bank, since 1984 until their acquisition by F.N.B. in January 2012. Mr. McCarthy also served as Chairman and President of each of the following former Parkvale Savings Bank’s subsidiary corporations: Parkvale Mortgage Corporation; PV Financial Services, Inc.; and Renaissance Corporation.

Mr. McCarthy’s banking and financial services career spans more than four decades in various retail, financial, accounting and executive capacities, including serving as Chief Executive Officer of one of the largest financial institutions in the Pittsburgh, Pennsylvania market. Mr. McCarthy’s executive responsibilities at Parkvale included oversight of the company’s strategic planning, risk management and business development. Mr. McCarthy’s prior leadership experience includes his service as a Director and Chairman of the Pennsylvania Association of Community Bankers to which he was inducted into their Hall of Fame in September, 2013, as well as a Director, Vice Chairman and Finance Committee Chairman with the Federal Home Loan Bank of Pittsburgh. In addition to his extensive business and financial experience, Mr. McCarthy was also a licensed Certified Public Accountant and earned his MBA degree from George Washington University in Washington, D.C. Mr. McCarthy’s extensive operational, financial, executive and industry experience (including as a long-time board member) in the financial services industry, as well as his knowledge of director responsibilities, qualifies him for service on our Board and the Risk Committee.

FRANK C. MENCINI

Frank C. Mencini joined our Corporate Board and the FNBPA Board effective January 1, 2016. Mr. Mencini is also a member of our Audit Committee. Mr. Mencini, a CPA by background (since 1988) is a strategic business consultant and has nearly 30 years of leadership experience in accounting, finance and business. Mr. Mencini started his career in 1988 in Arthur Andersen’s Washington, D.C. office and gained valuable accounting, audit, transaction, and financial advisory experience, including extensive work with many publicly traded SEC companies. Following a two-year stint at Harvard Business School (1991-1993), he returned to Arthur Andersen and helped initiate the Firm’s Mid-Atlantic Strategy and Operational consulting practice, focused principally on the financial services and healthcare industries. He was then instrumental in helping to structure and initiate industry-focused practices within Andersen, with primary involvement in the financial services and healthcare industries. He gained a rapid promotion to Partner, and served as the Partner-in-Charge of Arthur Andersen’s Mid-Atlantic Healthcare Consulting Practice, with responsibility for leading 300+ professionals and serving many of the firm’s top clients. Following his Arthur Andersen experience, he served as a key member of the leadership team of Patient Financial Services, Inc. (July 2002 - July 2012), a healthcare revenue cycle and financial services outsourcing and technology company. His principal responsibilities included business development and margin growth, client service and relationship management, and strategic partnerships. Mr. Mencini was instrumental in collaborating with operations, technology, finance, and company leadership in developing successful strategies to diversify and expand the client base and the company’s service offerings, streamline the business model, and promote enhanced profitability. Following the 2012 sale of Patient Financial Services, Inc., to private-equity backed Optimum Outcomes, Inc., Mr. Mencini honored a two-year retention commitment and assisted with the eventual recapitalization and subsequent merger of the successor company with Adreima, Inc., which was also a private equity portfolio company. He now leads Mencini Healthcare Associates, from which he provides strategic consulting and advisory services to clients across the country.

Mr. Mencini is active in the Washington, D.C. metro area with several non-profit boards and committees. He is an active volunteer with Inova Health System ($3 Billion healthcare system), Team Ashburn Synchronized Skating (Washington Figure Skating Club), United Way, Special Olympics, and the Loudoun County Public Schools.

Mr. Mencini earned his Bachelor of Science Degree in Accounting and Finance from Pennsylvania State University, and his Master of Business Administration Degree from Harvard Business School.

As an experienced CPA with extensive audit, regulatory compliance, and business consulting experience, coupled with significant experience growing and leading an entrepreneurial business enterprise, including developing strategies to grow customers and profits, Mr. Mencini is uniquely qualified to serve on our Board and, specifically, to serve as a vital resource for our Audit Committee. His deep and varied public accounting experience and his background in internal controls and regulatory compliance matters will be extremely valuable to F.N.B. as the company becomes increasingly complex. His long career and many business contacts and relationships in the Mid-Atlantic market (including Maryland, one of FNB’s important growth markets), will also be of great value to the company. Additionally, Mr. Mencini’s strategic advisory perspective, along with his extensive experience advising businesses on operational, technological, financial, and client development matters, provides him with practical experience to assist with many of the broader challenges currently confronting F.N.B. As we move forward, Mr. Mencini will be a key resource for F.N.B. in driving profitable growth and generating value for shareholders and other key stakeholders.

DAVID L. MOTLEY

David L. Motley joined our Board in August 2013 and is a member of our Compensation Committee. Mr. Motley has served on the FNBPA Board since October 2014 and also serves on the Credit Risk and CRA Committee. Mr. Motley is currently Senior Managing Director of the Life Sciences Practice with Headwaters SC (“HWSC”) headquartered in Sewickley, Pennsylvania, a position he has held since 2011. HWSC offers advice and counsel to privately-held life sciences companies on strategic and executive development initiatives. Mr. Motley transitioned from his corporate career into advisory services in 2010 when he successfully bridged repeat engagements with Kleiner, Perkins, Caufield & Byers, a venture capital firm based in Palo Alto, California, into a combination of both fee-based and equity-based assignments.

Mr. Motley is also a General Partner with BlueTree Venture Fund, a venture fund based in Pittsburgh, Pennsylvania, focused on early-stage life science and related IT opportunities at the Series B stage of funding. Mr. Motley also serves as a board member for Optimal Strategix Group, a 50-person firm providing customer insights, analytics and market strategies for Fortune 500 companies across multiple industries, based in Newtown, Pennsylvania. During the previous four years of Mr. Motley’s corporate career, he held positions of progressive responsibility in the medical device industry, including most recently in 2009 as Vice President and General Manager at Covidien, Inc. (a medical device company) located in Mansfield, Massachusetts, where his principal responsibilities were franchise management, portfolio management and strategy for its $2 billion portfolio of surgical products. Mr. Motley served as Vice President and General Manager at Respironics, Inc. (medical device company) located in Pittsburgh, Pennsylvania, from 2006 through 2008, securing white space opportunities via acquisitions, equity/convertible debt investments and licensing. During his tenure with Respironics, Mr. Motley was Director, Corporate Strategic Planning, leading the strategic planning process for all of Respironics’ businesses and, during that time, the company grew from $800 million to $1.4 billion prior to its acquisition by Philips in 2008. Prior to 2006, Mr. Motley held various executive and management positions with large multinational corporations. Mr. Motley was the recipient of the University of Pittsburgh Swanson Engineering School 2016 Distinguished Alumni Award.

In addition, Mr. Motley has significant experience serving as a director on various non-profit, charitable, foundation and educational organizations, including: Vice Chair, Strategy Committee for Heritage Valley Health Systems, a $400 million community hospital system based in Sewickley, Pennsylvania; University of Pittsburgh Coulter Foundation Oversight Committee, Commercialization Initiative; University of Pittsburgh Swanson School of Engineering; Manchester Craftsman’s Guild (Pittsburgh-based community organization); and the National Center for Arts and Technology (Pittsburgh-based arts foundation).

With over three decades of working and consulting with corporate and business leaders regarding strategic development and implementation and executive counseling for more than 40 businesses in the United States across multiple industry sectors, Mr. Motley offers a unique perspective for the Corporation’s strategic planning processes and executive leadership development. Moreover, since the previous ten years of Mr. Motley’s career have been spent in the heavily regulated life sciences sector, he is especially positioned to be sensitive to the heightened financial services regulatory environment that F.N.B. must navigate in order to succeed. Mr. Motley’s background and experience enables him to make significant contributions to F.N.B.’s Board.

GARY L. NALBANDIAN

Gary L. Nalbandian joined our Board and the FNBPA Board on March 1, 2016, in connection with our merger with Metro Bancorp, Inc., a publicly held bank holding company based in Harrisburg, Pennsylvania, that was the holding company for Metro Bank. Mr. Nalbandian served as Chairman of the Metro Bank and Metro Bancorp, Inc. boards from the formation of these entities in 1985 and 1999, respectively, until Metro Bancorp, Inc.’s merger with F.N.B. Mr. Nalbandian also served as President/CEO of Metro Bank and Metro Bancorp, Inc. from February 15, 2002, until the merger with F.N.B. on February 13, 2016. He was the President/Treasurer/Secretary of NAI/Commercial-Industrial Realty Co., Wormleysburg, Pennsylvania, from 2002 to 2012. In 2012, he became the Chairman of NAI/Commercial-Industrial Realty Co. In these roles, Mr. Nalbandian acquired extensive knowledge and expertise with all aspects of the banking industry and environment and developed a broad scope of understanding of the banking business. Mr. Nalbandian is very active in his community, having served as the Chairman of the Harrisburg University Capital Campaign, Chairman of the West Shore Chamber of Commerce, Chairman of the UMCA’s Camp Shickellimy, President of Susquehanna Mental Health Services and as the Vice President of Edgewater Mental Hospital. He has also served on the Board of Trustees for Harrisburg University, on the Philhaven Hospital Capital Campaign, on the Harrisburg University Executive Committee and as a Board member for Team Pennsylvania, as well as the Central Pennsylvania Kidney Foundation. Mr. Nalbandian currently serves on the Board of the Pennsylvania Coalition Against Rape. His activities, both in and outside the Harrisburg, Pennsylvania, metropolitan market, enable him to remain in touch with the banking needs of current and future customers and to gain necessary insights to develop products for the continued growth and success in that market area.

Mr. Nalbandian’s extensive bank leadership experience, including as CEO and board chair, makes him uniquely qualified to provide counsel, insight and perspective on bank business, regulatory, risk management and other challenges facing the financial services industry.

HEIDI A. NICHOLAS

Heidi A. Nicholas joined the Corporation Board in January 2015 and re-joined the FNBPA Board in January 2015 (she previously served on the FNBPA Board from 2012 through October 2014). Ms. Nicholas is a member of our Risk Committee. Ms. Nicholas is a Principal (since 2001) in Nicholas Enterprises, a State College, Pennsylvania, firm that engages in the development and management of commercial and multi-tenant residential real estate. Prior to becoming a Principal with Nicholas Enterprises, Ms. Nicholas served with various financial firms in senior management and key leadership positions with high-level responsibilities, including structuring and negotiating mergers, acquisitions and divestitures, investor relations, communications with institutional investors, oversight of finance and accounting operations, coordinating transactional activities, financial advisory and valuation analysis and the development and structuring of complex transactions. Ms. Nicholas’ broad and extensive financial and residential real estate experience offers the Corporation a valuable perspective and a solid foundation with which to advise and assist our Board and management with respect to the valuation of mergers and acquisitions, shareholder relations, the commercial and residential real estate industry and critical finance and accounting considerations. Also, Ms. Nicholas has been involved in various civic and community organizations in the State College, Pennsylvania area. We believe that Ms. Nicholas’ experience in the commercial and residential real estate industry and her significant and comprehensive finance and complex transaction experience and skills make her an important contributor to the F.N.B. Board and enable her to provide significant insight to the Risk Committee.

JOHN S. STANIK

John S. Stanik joined our Board in January 2013 and also serves as a member of our Audit Committee and Risk Committee. Mr. Stanik has served on the FNBPA Board since January 2015. Also, since January 1, 2015, Mr. Stanik has served on the board and as CEO of Ampco-Pittsburgh Corporation, a publicly-held international company, which specializes in manufacturing forged and cast rolls for the metals industry and other specialty industrial equipment for its customers. From February 2003 until 2012, Mr. Stanik was CEO and a director, including four years as board chairman, on the board of directors of Calgon Carbon Corporation, also a publicly-held international company, with multiple manufacturing and sales offices throughout the world with over 1,000 employees, headquartered in Pittsburgh, Pennsylvania. During his 22-year tenure with Calgon Carbon Corporation, Mr. Stanik served as CEO and in various senior-level executive and managerial roles and developed extensive business leadership experience and core competencies which enable him to make significant contributions to the Corporation’s Board, especially in the areas of organizational leadership, investor and analyst relations, risk management, corporate strategy development and deployment, succession planning and mergers and acquisitions. Additionally, since 2011, Mr. Stanik has served as a director on the management board of the Engineered & Materials Division of J. M. Huber Corporation (engineering), one of the largest privately-held companies in the United States, with operations in more than 20 countries.

Mr. Stanik is actively engaged in the Greater Pittsburgh American Heart Association. Mr. Stanik was also selected by Ernst and Young LLP as a national judge for its 2012 Entrepreneur of the Year.

Mr. Stanik’s extensive CEO, senior-level executive and board experience with a large public company enables him to offer the Corporation and its Board a unique combination of leadership, strategic and business planning and risk management skills. Moreover, Mr. Stanik’s prior experience as a public-company CEO and director adds further benefit to the Board and its Audit Committee and Risk Committee in view of his extensive experience with investors, risk management and his full understanding of strategic considerations attendant to the Corporation’s expanding business growth opportunities and investment thesis.

WILLIAM J. STRIMBU

William J. Strimbu has been a member of our Board since 1995 and serves on our Audit, Compensation and Executive Committees. Mr. Strimbu has also been an FNBPA director since 1995 and is Chairman of FNBPA’s Credit Risk and CRA (Community Reinvestment Act) Committee and a member of FNBPA’s Executive Committee. Mr. Strimbu is President of Nick Strimbu, Inc., a trucking company with common carrier authority. Mr. Strimbu’s responsibilities with Nick Strimbu, Inc. include strategic, financial and business planning and negotiations with customers, vendors and the Teamsters Union. He manages and responds to a myriad of financial and operational challenges faced by a company in a highly-competitive and rapidly changing industry. He also manages a real estate holding company and serves on the executive team of an economic development company. Mr. Strimbu has been a member of the board of directors of a regional community foundation since 1994 and has assisted the foundation’s management in growing the endowment of approximately 400 individual funds and $82 million in assets. From 1997 to 2014, Mr. Strimbu was a director and served on the Audit Committee and as Chairman of the Board for Sharon Regional Health System, a regional health care facility that employed over 1,800 professionals. Mr. Strimbu was instrumental in negotiating the transaction to sell the Health System at a favorable price for his community. He now serves on the Christian H. Buhl Legacy Trust which was formed to wind-down the operations and protect the proceeds from the sale of the institution. He is also a trustee of Teamsters #261 and Employer’s Welfare Fund. This entity provides healthcare benefits for approximately 50 companies that insure over 1,500 lives. He also served as Chairman of the “Voyager” Offshore Captive Insurance Group advisory board from 2013 through 2015, and still remains a board member. The captive is a group consisting of approximately 50 trucking companies located throughout the United States. The group is underwritten by National Interstate Insurance Company, one of the largest truck and bus insurance companies in the country. Mr. Strimbu is also involved in numerous charitable organizations as well as various regional and national trade groups in the trucking industry. Mr. Strimbu’s executive and leadership experience in regional transportation, healthcare and philanthropic entities provide him a valuable perspective from which to contribute to our Board. We believe that Mr. Strimbu’s executive, operational, economic development, philanthropic and financial experience qualifies him to serve as a member of our Board and our Audit, Compensation and Executive Committees.

SECURITY OWNERSHIP OF DIRECTORS

AND EXECUTIVE OFFICERS

The following table sets forth certain information as of the March 9, 2016, record date with respect to beneficial ownership of our common stock by: (i) each director and nominee; (ii) each currently employed Named Executive Officer (“NEO”) listed in the table entitled 2015 Summary Compensation Table under the section of this proxy statement entitled “Executive Compensation and Other Proxy Disclosure,” and (iii) all directors and executive officers as a group. As of the record date, we had 209,609,730 shares of common stock outstanding. Unless otherwise indicated, all persons named as beneficial owners of the Company’s common stock have sole voting power and sole investment power with respect to the shares indicated as beneficially owned.

Name of Beneficial Owner	Shares Beneficially Owned		Percentage Owned
William B. Campbell	80,253	(1)	*
James D. Chiafullo	36,283		*
Vincent J. Delie, Jr.#	203,444		*
Laura E. Ellsworth	20,500		*
Stephen J. Gurgovits	297,608	(2)	*
Robert A. Hormell	44,727		*
David J. Malone	71,872	(3)	*
D. Stephen Martz	132,042	(4)	*
Robert J. McCarthy, Jr.	342,799	(5),(6)	*
Frank C. Mencini	4,200		*
David L. Motley	17,160		*
Gary L. Nalbandian	1,304,803	(7),(8)	*
Heidi A. Nicholas	219,261	(9)	*
Arthur J. Rooney, II	45,741		*
John S. Stanik	22,689		*
William J. Strimbu	91,991	(10)	*
Earl K. Wahl, Jr.	59,492		*
Vincent J. Calabrese, Jr.#	98,813		*
Gary L. Guerrieri#	98,071	(11)	*
Robert M. Moorehead#	17,110		*
Barry C. Robinson#	33,431		*
All executive officers and directors as a group (23 persons)	2,057,907		1.63

#	Denotes a person who served as an executive officer of the Corporation during 2015.

*	Unless otherwise indicated, represents less than 1% of all issued and outstanding common stock.

(1)	Includes 2,072 shares owned by Mr. Campbell’s wife.

(2)	Includes 220 shares held in an IRA for Mr. Gurgovits.

(3)	Includes 2,700 shares owned by Mr. Malone’s children.

(4)	Includes 9,264 shares held in an IRA for Mr. Martz.

(5)	Includes 39,204 shares that Mr. McCarthy has the right to acquire within 60 days upon exercise of his vested stock options.

(6)	Includes 16,611 shares owned by Mr. McCarthy’s children.

(7)	Includes 548,910 shares that Mr. Nalbandian has the right to acquire within 60 days upon exercise of his vested stock options.

(8)	Includes 15,717 shares owned by Mr. Nalbandian’s daughter and grandson.

(9)

Includes 121,936 shares owned by certificate in the name of Fred Nicholas, held beneficially by the Fred Nicholas Marital Trust (Ms. Nicholas is Co-Trustee) and 90,990 shares owned by Nicholas Family Limited Partnership.

(10)	Includes 1,900 shares owned by Mr. Strimbu’s children.

(11)	Includes 626 shares held in a custodial account for Mr. Guerrieri’s daughter.

EXECUTIVE OFFICERS

The table below lists the name of each current Executive Officer together with his position with the Company and his age. The table below does not include this information for CEO Vincent J. Delie, Jr. whose information is in the section of this proxy statement entitled Biographical Information Concerning Director Nominees.

Name	Position with Company	Age as of the Annual Meeting
Vincent J. Calabrese, Jr.	Chief Financial Officer	53
Gary L. Guerrieri	Chief Credit Officer	56
Robert M. Moorehead	Chief Wholesale Banking Officer	61
Barry C. Robinson	Chief Consumer Banking Officer	53
Timothy G. Rubritz	Corporate Controller and Principal Accounting Officer	62
James G. Orie	Chief Legal Officer and Corporate Secretary	57

Vincent J. Calabrese, Jr. has served as our Chief Financial Officer since 2009. Mr. Calabrese joined the Company in 2007, serving as our Corporate Controller from 2007 to 2009. Prior to joining the Company, Mr. Calabrese was Senior Vice President, Controller and Chief Accounting Officer of People’s Bank, Connecticut, from 2003 to 2007. During his 19-year tenure at People’s Bank, Mr. Calabrese’s principal responsibilities included financial planning and reporting, accounting policies, general accounting operations and investor relations.

Gary L. Guerrieri became our Chief Credit Officer in April of 2011. Prior to his promotion, Mr. Guerrieri had been an Executive Vice President and the Chief Credit Officer of FNBPA since 2005. In his role as Chief Credit Officer of the Company, Mr. Guerrieri is responsible for managing the entire credit function for the Company, including commercial and retail underwriting, credit administration, credit policy and credit risk management. He also has oversight of FNBPA’s special assets, loan servicing and indirect lending functions. Prior to joining FNBPA in 2002, Mr. Guerrieri was an Executive Vice President of commercial banking with Promistar Financial Corporation, a bank holding company that had been acquired by F.N.B. in 2002.

Robert M. Moorehead became our Chief Wholesale Banking Officer in September 2015. From 2011 through 2015, Mr. Moorehead served as President of FNBPA’s Pittsburgh Region. In his role as Chief Wholesale Banking Officer of the Company, Mr. Moorehead is responsible for managing Commercial Banking, Treasury Management, Investment Real Estate, Wealth Management, Private Banking, Insurance and International and Capital Markets. Prior to joining FNBPA, Mr. Moorehead was Senior Vice President and Regional Chief Credit Officer for First Niagara Bank from 2009 through 2011. Mr. Moorehead began his 43-year career at Equibank and, subsequently, with National City Bank as Executive Vice President and Group Manager of Corporate Banking.

Barry C. Robinson is a member of our executive management team and has served as our Chief Consumer Banking Officer since August 2015. As Chief Consumer Banking Officer, Mr. Robinson is responsible for leading the team which provides the full range of consumer financial products and services to our customers. Mr. Robinson joined our Company in July 2010 where he served as Executive Vice President of our Consumer Banking operations, for which he had principal responsibilities for strategic planning and oversight of the Company’s consumer retail operations, including leading the development of our digital banking platform. Mr. Robinson held several key leadership and executive positions with large regional banks, including being a regional leader in Cleveland of wealth management and private banking for PNC Bank (January 2009 — June 2010) and National City Bank (August 2005 — December 2008), and head of corporate banking in Kentucky & Tennessee for National City Bank (February 2003 — August 2005). Mr. Robinson earned a degree in Finance at The Pennsylvania State University, and an MBA from Carnegie Mellon University.

Timothy G. Rubritz joined F.N.B. in November 2009 and has since served as our Corporate Controller, Senior Vice President and Principal Accounting Officer. Mr. Rubritz is responsible for oversight and management of the Corporation’s accounting, SEC and regulatory reporting and income tax activities. Mr. Rubritz has over 30 years of accounting and financial experience with financial institutions. Prior to joining F.N.B. Corporation, Mr. Rubritz was the Senior Vice President, Treasurer and Chief Financial Officer of Parkvale Financial Corporation and Parkvale Savings Bank from 1989 to November 2009. Mr. Rubritz’s public accounting career was with Coopers & Lybrand (now Pricewaterhouse Coopers), where he was employed from 1976 to 1985.

James G. Orie has been our Chief Legal Officer since 2004 and became Corporate Secretary in January 2015. Mr. Orie is principally responsible for the Corporation’s legal, regulatory, transactional and governance matters. Prior to joining F.N.B. as Corporate Counsel in 1996, Mr. Orie began his 30-year career as a financial services counsel with the Office of the Comptroller of the Currency (1984-1989), the Federal Home Loan Bank of Pittsburgh (1989-1991), Office of Thrift Supervision (1991-1993) and, prior to joining F.N.B., as business leader of the Financial Services Practice Group of a Pittsburgh-based law firm.

OUR BOARD OF DIRECTORS AND ITS COMMITTEES

Board Leadership Structure, Role in Risk Oversight and Corporate Governance

Based on an evaluation of its governance needs and the composition, skills and qualifications of the current directors, the Board believes that an appropriate leadership structure should include the following important characteristics: (i) the Board is comprised of a majority of independent directors; (only three non-independent directors out of fifteen); (ii) the Board includes a lead independent director with specific duties since the current Board Chairman does not qualify as independent; (iii) regular executive sessions at periodic intervals consisting of independent and/or non-management directors (without management present) which are regularly conducted after F.N.B. Board meetings; and (iv) a robust annual Board, committee and individual director self-assessment process. The Board believes that its current leadership structure includes these four characteristics. The Board also believes that its leadership structure is flexible enough to adapt to evolving circumstances so that the Board may continue to maintain an effective role in the oversight of the Company’s risk management processes. The Board annually evaluates its structure and this assessment includes an evaluation of the Board, Board committees and individual directors.

Our Board is led by Mr. Gurgovits, who has served as our non-executive Board Chairman since January 2012. Upon determining that Mr. Gurgovits does not qualify as independent under the applicable NYSE rules by virtue of his prior service as the Corporation’s CEO, the Board also decided to designate an independent Lead Director. As provided in the Corporate Governance Guidelines, the independent directors designate the Lead Director for a one-year term. By election of the independent directors of the Board at the annual re-organization meeting of the Board, Mr. Campbell has served as the independent Lead Director since January 2012. The duties and responsibilities of the Lead Director are more fully described in our Corporate Governance Guidelines and include, but are not limited to, the following:

•

Assist the Board in fulfilling its responsibility for reviewing, evaluating and monitoring the Corporation’s strategic plan by meeting with the Corporation’s CEO to monitor and remain knowledgeable regarding the status of such plan;

•

When necessary, act as a liaison to and facilitate communications with the Corporation’s Chairman, directors and CEO for the purpose of coordinating information flow among the parties with the goal of optimizing the effectiveness of the Corporation’s Board and Board Committees;

•	Serve as a conduit of information and feedback among the Corporation’s Chairman, directors and CEO between Board meetings;

•	Coordinate the review and resolution of conflict of interest issues with respect to members of the Corporation’s Board as they may arise;

•	Collaborate with the Board Chair in developing the Board meeting agendas; and

•	Coordinate and develop the agenda for, and preside at, executive session meetings of the Corporation’s Board.

The Board oversees the Company’s CEO and other senior management in the competent and ethical operation of the Company on a day-to-day basis and ensures that our officers are serving the long-term interests of the shareholders. We expect each director to take a proactive and focused approach to his or her position, and to assist in setting standards to ensure that the Company is committed to business success through the maintenance of high standards of responsibility, fiduciary conduct and ethics, as embodied in our Statement of Directors’ Duties and Responsibilities, Code of Ethics, Code of Conduct and Corporate Governance Guidelines. Our Statement of Directors’ Duties and Responsibilities describes the legal, regulatory and fiduciary duties which our directors must adhere to in the conduct of their Board responsibilities. Our Code of Conduct applies to all of the Company’s employees and directors and our Code of Ethics applies to senior officers and employees. Our Corporate Governance Guidelines outline the key practices and procedures that our Board follows. These codes and standards may be found on our website at www.fnbcorporation.com under the tab, “About Us —  Investor Relations & Shareholder Services” and then clicking on the corporate governance link.

Our Board met 13 times in 2015. Each director attended at least 75% of the aggregate number of meetings of the Board and the respective committees on which such director served. We expect the members of our Board to attend our Annual Meeting as a matter of policy and all of our current Board members attended our 2015 Annual Meeting, with the exception of Mr. Mencini and Mr. Nalbandian who were not directors at that time.

Board Committees

Our Corporation’s principal Board committees are its Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee (“Nominating Committee”) (collectively, “Standing Committees”). The Board has determined that all directors who served as members of the Standing Committees (including their Chairs) during 2015 are independent under the applicable NYSE standards and SEC rules and otherwise meet the specific eligibility requirements for these committees. The Corporation also has an Executive Committee and a Risk Committee. Each Executive Committee member has been determined by our Board to be independent except for Mr. Gurgovits (former CEO) and Mr. Delie (current CEO), who are the only two F.N.B. directors who were determined by the Board not to be independent. Each of our Risk Committee members has been determined by our Board to be independent. We identify the members and chairs of our Board committees in the table below.

Director	Executive Committee	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee	Risk Committee	Credit Risk and CRA Committee
William B. Campbell	X			Chair
James D. Chiafullo				X	X	X
Vincent J. Delie, Jr.	X					X
Laura E. Ellsworth			X
Stephen J. Gurgovits	Chair					X
Robert A. Hormell				X		X
David J. Malone	X	X	Chair
D. Stephen Martz	X	Chair			X
Robert J. McCarthy, Jr.	X				Chair
Frank C. Mencini(1)		X
David L. Motley			X			X
Gary L. Nalbandian
Heidi A. Nicholas					X
Arthur J. Rooney, II				X
John S. Stanik		X			X
William J. Strimbu	X	X	X			Chair
Earl K. Wahl, Jr.				X

(1)	Appointed to Audit Committee effective January 1, 2016.

Executive Committee

The Executive Committee, consistent with Florida law and our bylaws, assists the Board by offering an efficient means of considering significant matters and issues including during intervals between regular meetings of our Board. The Executive Committee met 5 times in 2015.

Audit Committee

In accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, the Audit Committee is responsible primarily for selecting and overseeing the services performed by our independent registered public accounting firm and internal audit department, evaluating our accounting policies and system of internal controls and reviewing significant financial transactions and compliance matters. In addition, the Audit Committee approves all audit services and permitted non-audit services, as well as all engagement fees and terms related thereto. The Audit Committee met eleven (11) times during 2015. The Board has determined that each member of the Audit Committee, Messrs. Malone, Martz, Mencini, Stanik and Strimbu, qualifies as being “financially literate,” and each of these Audit Committee members also qualifies as an “audit committee financial expert” as defined by the SEC. The determination that each of the Audit Committee members qualifies as an “audit committee financial expert” included an evaluation of each person’s qualifications and other relevant experience under applicable SEC rules and definitions, including consideration of each person’s work, financial, business and professional experience. (For more detail regarding the business and professional experience and financial background of Messrs. Malone, Martz, Mencini, Stanik and Strimbu, see the section titled, “Biographical Information Concerning Director Nominees.”) Each Audit Committee member also meets the additional criteria for independence of audit committee members set forth under the SEC rules, NYSE listing standards and the applicable federal bank regulatory requirements. We refer you to the Report of Audit Committee in this proxy statement.

Compensation Committee

The Compensation Committee (also referred to as the “Committee” in the Executive Compensation and Other Proxy Disclosure discussion of this proxy statement) is responsible primarily for reviewing the compensation arrangements for our executive officers, including the CEO, administering our equity compensation plans, and reviewing the compensation of the Board. For a description of the Compensation Committee’s processes and procedures, including the roles of our executive officers and independent compensation consultants in the Compensation Committee’s decision-making process, we refer you to “Executive Compensation and Other Proxy Disclosure” elsewhere in this proxy statement. The Compensation Committee met 10 times in 2015. The F.N.B. Board has affirmatively determined that each of the Compensation Committee members, Ms. Ellsworth and Messrs. Malone, Motley and Strimbu, qualify under the NYSE and Dodd-Frank compensation committee “independence” rules and as an “outside director” for purposes of Section 162(m) of the Internal Revenue Code of 1986 (“Code”).

Nominating and Corporate Governance Committee

The Nominating Committee assists in the development of standards concerning the qualifications and composition of our Board and conducts succession planning for our Board. In addition, the Nominating Committee recommends director candidates to stand for election to our Board and seeks to promote the best interests of the Company and its shareholders through implementation of prudent and sound corporate governance principles and practices. We refer you to the discussions under Identification and Evaluation of Director Candidates located elsewhere in this proxy statement. The Nominating Committee met 7 times in 2015.

Risk Committee

The Risk Committee’s principal responsibility is to assist the Board in the review and oversight of the Company’s management of its enterprise-wide risk program (see discussion under “Risk Oversight” later in this proxy statement), including establishing, in consultation with senior management, acceptable risk tolerance levels for the Company and reporting this information to the Board. The Risk Committee met 5 times in 2015.

Credit Risk and CRA Committee

The purpose of the Committee is to oversee the credit and lending strategies and objectives of the Bank, including: (i) oversight of the credit risk management and strategies, including approval of internal credit policies and establishment of loan portfolio concentration limits; (ii) review of the quality and performance of the Bank’s loan portfolio; (iii) approval of intercompany loans subject to Regulation W and loans to Bank “insiders” (as defined under Regulation O) in accordance with applicable regulatory requirements; and (iv) oversight of the Bank’s Community Reinvestment Act (“CRA”) responsibilities, including the CRA Policy, fair lending, affirmative credit programs, community development and involvement, and compliance with technical requirements of the CRA.

The Audit Committee, Compensation Committee, Executive Committee, Nominating Committee, Risk Committee and Credit Risk and CRA Committee responsibilities are described more fully within, and these

Committees operate under, written charters adopted by the Board. You may review these charters on our website at www.fnbcorporation.com under the tab, “About Us — Investor Relations & Shareholder Services” and then clicking on the link, “Corporate Governance.” The principal responsibilities of the Standing Committees described above are qualified by reference to the charters of these committees and relevant sections of our bylaws.

Code of Conduct / Code of Ethics

The Company has a Code of Conduct that applies to all of the Company’s Directors and employees, including its principal executive officer, principal financial officer and principal accounting officer, and a Code of Ethics that applies to the Company’s senior officers and employees. You may view copies of our Code of Conduct and Code of Ethics on our website at www.fnbcorporation.com under the tab, “About Us — Investor Relations & Shareholder Services” and then clicking on the link “Corporate Governance.” In addition, the Company will provide copies of its Code of Conduct and Code of Ethics, without charge, to any person upon a written request sent to our Corporate Secretary at F.N.B. Corporation, One North Shore Center, 12 Federal Street, Pittsburgh, Pennsylvania 15212. The Company will disclose any changes in or waivers from its Code of Conduct or Code of Ethics by posting the revised Code(s) or other related information on its website or by filing a Form 8-K.

Risk Oversight

The Board recognizes that, as a financial institution, the Company takes on a certain amount of risk in every business decision, transaction and activity. The Company’s Board and management have identified seven major categories of risk: credit risk, market risk, liquidity risk, reputational risk, strategic risk, operational risk and regulatory compliance risk. In its oversight role of the Company’s risk management function, the Board is mindful that risk management is not about eliminating risk, but rather is about identifying, accepting and managing risks so as to optimize total shareholder value, while balancing prudent business considerations and safety and soundness.

The Company supports its risk management process through a governance structure involving its Board and senior management. The Board’s Risk Committee helps ensure that business decisions in the organization are executed within our desired risk profile. The Risk Committee has the following oversight responsibilities: (i) identification, measurement, assessment, monitoring and controlling of enterprise-wide risk across the Company and its subsidiaries; (ii) development of appropriate and meaningful risk metrics to use in connection with the oversight of the Company’s businesses and strategies; (iii) review and assessment of Company policies and practices to manage the Company’s credit, market, liquidity and operating risk (including technology, operational, compliance and fiduciary risks); and (iv) identification and implementation of risk management best practices. The Risk Committee serves as the primary point of contact between our Board and the FNBPA Risk Management Committee, which is the senior management level committee responsible for the bank’s risk management. In addition, effective as of January 1, 2015, the Company reorganized the board of directors of FNBPA, electing each of its current members to the FNBPA board. The combined board structure was implemented as part of an initiative to streamline and further strengthen the governance, oversight and risk management processes of the Company’s and FNBPA’s Boards of Directors.

As noted above, the Company’s principal subsidiary, FNBPA, has a Risk Management Committee comprised of senior management. The purpose of this committee is to provide regular oversight of specific areas of risk with respect to the level of risk and risk management structure. The FNBPA Risk Management Committee reports on a regular basis to the Company’s Risk Committee regarding the enterprise-wide risk profile of the Company and other significant risk management issues. F.N.B.’s Chief Risk Officer is responsible for the design and implementation of the Company’s enterprise-wide risk management strategy and framework and ensures the coordinated and consistent implementation of risk management initiatives and strategies on a day-to-day basis. Our Compliance Department, which reports to the Chief Risk Officer, is responsible for developing policies and procedures and monitoring the bank’s compliance with applicable laws and regulations.

Further, the Company’s audit function performs an independent assessment of the Company’s internal controls environment and plays an integral role in testing the operation of our internal controls systems and reporting findings to management and the Company’s Audit Committee. Both the Company’s Risk Committee and Audit Committee regularly report on risk-related matters to the Company’s Board. In addition, both the Company’s Risk Committee and FNBPA’s Risk Management Committee regularly assess the Company’s enterprise-wide risk profile and provide guidance on actions needed to address key and emerging risk issues.

The Board believes that the Company’s enterprise-wide risk management process is effective since it includes the following material components: (i) enables the Board to assess the quality of the information it receives; (ii) enables the Board to understand the businesses, investments and financial, accounting, regulatory and strategic considerations of F.N.B. and its subsidiaries, and the risks that they face; (iii) enables the Board to oversee and assess how senior management evaluates risk; and (iv) enables the Board to assess appropriately the quality of the Company’s enterprise-wide risk management process.

Corporate Governance

We have developed and operate under corporate governance principles and practices which are designed to optimize long-term shareholder value, align the interests of our Board and management with those of our shareholders and promote the highest ethical conduct among our directors, management and employees.

Highlights of portions of our Corporate Governance Guidelines, as well as some of our corporate governance policies, practices, procedures and related matters are as follows:

•	Maintain Overwhelmingly Independent Board. Of the Board’s current 17 members, 14 are independent, including the Lead Independent Director.

•	Seeks Best Qualified Directors. Our Board reflects a range of talents, skills, diversity, professionals and expertise.

•	Shareholder Access to Board. Shareholders may communicate directly with our Board or any Board Committee or any individual director.

•

Maintain Independent Committees.    Our Audit, Compensation, Nominating and Corporate Governance and Risk Committees are composed entirely of independent directors. Each of these committees operates under a written charter (posted on Corporation’s website at www.fnbcorporation.com) approved by the Board and annually reviewed by each committee.

•

Highly Qualified Audit Committee.    Each of our Audit Committee members qualifies as financially literate, a financial expert and independent under applicable SEC and NYSE standards. Audit Committee members cannot serve on more than two other public company audit committees without the approval of our Board.

•	Internal Auditor Reports Directly to Audit Committee. Our internal auditor, who oversees our internal audit function, reports directly to our Audit Committee.

•

Independent Compensation Consultant.    Our Compensation Committee retains an independent compensation consultant whose sole service to F.N.B. is to provide the Committee with advice and guidance on our executive compensation program.

•

Shareholder Nominations and Proposals.    Our Nominating Committee will consider director candidates recommended by shareholders. For details regarding our policy with regard to the consideration of director candidates recommended by our shareholders, we refer to “Shareholder Proposals and Nominations for 2017 Annual Meeting” and “Identification and Evaluation of Director Nominees” elsewhere in this proxy statement and our Corporate Governance Guidelines at our corporate website.

•	Conduct Annual Board and Individual Director Self-Assessment Evaluations. The Board and its committees conduct rigorous annual self-evaluations.

•

Facilitate a Comprehensive Director Education Program.    The F.N.B. director orientation and education program, more fully detailed in the Corporate Governance Guidelines, provides the opportunity for new directors to participate in orientation sessions, including meetings with Board leadership and senior management, mentorship arrangements and written materials describing, among other matters, company policies, fiduciary responsibilities, regulatory requirements and strategic plan objectives. Directors are provided an annual education stipend to enable them to attend outside educational conferences, including the ability to attend regional and national conferences. Each F.N.B. director attended at least one outside director education session or conference in 2015 (several F.N.B. directors attended multiple director education sessions). Additionally, our directors and committees are routinely provided articles to stay well-informed of current trends and best practices with respect to corporate governance, risk management, compensation, audit, regulatory and other related topics.

•

Expect Director Attendance at Meetings.    The average attendance by directors at Board and committee meetings during 2015 was 92.63%. Our Corporate Governance Guidelines set forth the expectation that directors will attend all shareholder and Board meetings and those committee meetings of which they are a member, and at a minimum, at least 75% of Board and committee meetings in the aggregate.

•	Strive for Board Diversity. Our Corporate Governance Guidelines expressly state that we shall consider diversity, among other important factors, in connection with Board composition determinations.

•

Board Policy Published on Website.    Board and governance policies are disclosed on the Company’s website at www.fnbcorporation.com under the tab, “About Us — Investor Relations & Shareholder Services — Corporate Governance.”

•

Provide for Strong Clawback Policy.    Our compensation recoupment or clawback policy allows our Board to recoup any excess compensation paid to our NEOs if the Company restates its financial results upon which an award is based due to fraud, intentional misconduct or gross negligence.

•

No Hedging of Company Stock.    Our directors, NEOs (as described in the “Executive Compensation and Other Proxy Disclosure” sections of this proxy statement) and all other employees are not permitted to engage in hedging strategies using puts, calls or other derivative securities based on the Company’s common stock.

•	Independent Lead Director. The Board recognizes the importance of independent leadership on the Board, as evidenced by its designation of an independent Lead Director.

•

Maintain Robust Stock Ownership Requirement.    Appropriate stock ownership policies for our senior management and Board designed to ensure that their interests are meaningfully aligned with shareholders’ interests, as more fully detailed under the caption, “Director Stock Ownership Requirements” of this proxy statement and described in our Corporate Governance Guidelines.

•	Board and Committee Access to Outside Advisors. Our Board and its committees may retain their own advisors without management approval and at the Company’s expense.

•

Regularly Conduct Board Executive Sessions.    In 2015, the Board conducted five (5) meetings in executive session without management and had three (3) executive session meetings without management and non-independent directors. William B. Campbell, our Lead Director, presides at all executive sessions.

•	Maintain a De-Classified Board. Directors are elected annually by a majority of votes cast in an uncontested election.

•

Properly Align Executive Compensation.    We have specific policies and practices to align executive compensation with long-term stockholder interest; these policies and practices are routinely reviewed by the Compensation Committee in conjunction with advice and counsel of a qualified independent consultant. Majority of pay of key executives is not guaranteed. Executive compensation is tied to Company performance and aligned with the long-term interest of stockholders.

•	Regular Review of Management and Succession Planning. The Board reviews management talent and succession planning on an annual basis.

•	Continuous Focus on Strategic Planning. The Board and management regularly focus on strategy and planning.

•	Remain Socially Responsible. We have a longstanding commitment to corporate social, civic and charitable responsibility.

•	No Adoption of a “Poison Pill.” There is no stockholder rights plan or “poison pill.”

•	No Family Relationships Among Directors and Executive Officers. No immediate family relationships exist between any of our directors or executive officers.

We encourage you to visit our corporate website at www.fnbcorporation.com under the tab, “About Us — Investor Relations & Shareholder Services” and then clicking on the link, “Corporate Governance” for additional information about our Board, its committees, our Corporate Governance Guidelines, our Code of Ethics, our Code of Conduct and our Audit, Nominating and Compensation Committee Charters. We also include additional information on these topics in other sections of this proxy statement.

Director Independence

Background.    As a company that has securities listed on the NYSE, a majority of the members of our Board must be independent. Under the NYSE’s corporate governance standards, no director qualifies as independent unless our Board affirmatively determines that the director has no “material relationship” with F.N.B. The fact that a director or member of a director’s immediate family may have a material relationship with F.N.B. directly, or as a partner, owner, shareholder, or officer of an organization that has a relationship with F.N.B., will not necessarily preclude such director from being nominated for election to our Board. In assessing director independence, the Board must consider all relevant facts and circumstances in determining whether a material relationship exists. This portion of the proxy statement describes the NYSE independence standards for directors and the categorical independence standards that our Board adopted to guide it in evaluating director independence. The types of material relationships that the Board may consider under the NYSE and F.N.B. independence standards include commercial, legal, industrial, banking, business, consulting, accounting, charitable and family relationships.

The NYSE’s bright-line independence tests.    The NYSE established director independence requirements in order to increase the quality of Board oversight at listed companies and to lessen the possibility that damaging conflicts of interests will influence Board decisions.

Some of the relationships that are deemed to automatically impair a director’s independence under NYSE’s “bright-line” tests include the following:

•	a director employed by F.N.B.;

•	a director’s immediate family member is an F.N.B. executive officer;

•	a director’s receipt of more than $120,000 per year in direct compensation from F.N.B.;

•	a director (or immediate family member) who has been an executive officer of a company where an F.N.B. executive officer serves on that company’s compensation committee;

•	a director’s (or immediate family member’s) relationship involving companies that make business-related payments to, or receive business-related payments from, F.N.B. in excess of certain amounts; and

•	any of the above relationships that existed within the prior three years.

More detail regarding the NYSE’s bright-line director independence tests, including the explanatory commentary, may be found at the NYSE’s website at www.nyse.com. The NYSE’s corporate governance standards do not define every relationship that may be considered by our Board to be material for purposes of determining a director’s independence.

F.N.B. categorical standards of director independence.    In addition to the NYSE bright-line independence standards, F.N.B. has adopted categorical independence standards. F.N.B. categorical independence standards are described in its Corporate Governance Guidelines which may be found on our website at www.fnbcorporation.com under the tab, “About Us — Investor Relations & Shareholder Services” and then clicking on the link, “Corporate Governance.” The categorical independence standards define certain ordinary course of business transactions and other relationships that F.N.B.’s Board has concluded would not cause a director to cease to be independent. F.N.B.’s categorical standards include the following:

•

Financial relationship whereby a service or product provider that is an affiliated entity of a director or immediate family member has made payments to, or received payments from us, or our affiliates, in an amount that, in any of the last five fiscal years, does not exceed the greater of $1,000,000 or 2% of such provider’s consolidated gross revenue;

•

Business or financial transactions (e.g., loans, deposit accounts, or trust-, insurance- or investment-related services) with an affiliate of F.N.B., provided that such transaction is entered into in the ordinary course of business and on terms substantially similar to those prevailing at the time for comparable transactions for non-affiliated persons of F.N.B. or its affiliates and such transaction conforms with applicable federal regulatory standards (unless such transaction is a loan that is disclosed in the most recent federal bank examination as non-accrual, past due, restructured or having significant potential problems), and termination of the business or financial relationship in the ordinary course of business would not reasonably be expected to have a material and adverse effect on the financial condition, results of operations or business of F.N.B. or its affiliate;

•

A director or immediate family member is associated as a partner or associate of, or of counsel to, a law firm that provides services to F.N.B. or its affiliates and the payments relating to such services do not exceed $1,000,000 or 2%, whichever is greater, of the law firm’s revenues in each of the past five years;

•

A director or an immediate family member is a manager, officer or director of a charitable or not-for-profit entity that F.N.B. or its affiliates supports through grants or other support and the contributions by F.N.B. do not exceed the greater of $250,000 or 2% of the charitable organization’s or not-for-profit entity’s annual receipts; and

•

Participation by a director, the director’s immediate family member or an affiliated entity in financing transactions sponsored by F.N.B. Capital which are made in the ordinary course of business and are made on substantially the same terms as those made available to F.N.B. Capital will not be deemed material for director independence determination purposes unless the director or immediate family member is an officer, director or owner of 10% or more of the business enterprise or the entity to which F.N.B. Capital is furnishing any such financing or equity capital; and

In applying the NYSE and F.N.B. categorical independence standards, an “immediate family member” includes a director’s spouse, parents, children, siblings, mothers- and fathers-in-law, sons- and daughters-in-law, brothers- and sisters-in-law and anyone who resides in such director’s home.

All relevant facts and circumstances.    Our Corporate Governance Guidelines require that our Board “broadly consider all relevant facts and circumstances” especially in particular situations not covered by the NYSE bright-line independence standards or our categorical independence standards.

As required by the NYSE’s corporate governance rules, we will disclose any relationship that a director has with us that is not consistent with either the NYSE bright-line independence standards or our categorical independence standards in this proxy statement.

Director Independence Determinations

On February 17, 2016, our Board, with the assistance of the Nominating Committee, conducted an evaluation of F.N.B. director independence based on the director independence standards set forth in the F.N.B.

Corporate Governance Guidelines, the NYSE corporate governance standards and applicable SEC rules and regulations. As a result of this evaluation, our Board affirmatively determined that each of Mses. Ellsworth and Nicholas and Messrs. Campbell, Chiafullo, Hormell, Martz, Malone, McCarthy, Mencini, Motley, Rooney, Stanik, Strimbu and Wahl is an independent director.

In making these determinations, the Board considered the categories of transactions, relationships and arrangements that existed between each independent director and the Company or its subsidiaries. The following chart reflects relationships between F.N.B and each independent director, except for Directors Mencini and Nalbandian who joined the F.N.B. Board in 2016, such director’s spouse and immediate family members (“Personal or Family Relationships”), and a company or charitable organization of which such director or the director’s spouse is, or was, during 2015, a partner, officer, director, employee, or in which the director or the director’s spouse holds a significant ownership position (“Affiliated Entity Relationships”). All of these transactions meet our Board guidance on independence (e.g., in the ordinary course, not preferential and fair market value).

Personal or Family Relationships	Deposit, Wealth Management and Similar Banking Products(1)	X	X	X	X	X	X	X	X	X	X	X	X	X
	Credit Relationships(2)(4)	X	X	X	X	X	X	X	X	X	X	X	X	X
	Charitable Contributions(3)		X	X	X				X	X	X		X
Affiliated Entity Relationships	Deposit, Wealth Management and Similar Banking Products(1)						X			X	X		X
	Credit Relationships or Commercial Banking Products(2)(4)									X	X		X

(1)	Includes deposit accounts, trust accounts, certificates of deposit, safe deposit boxes, workplace banking or wealth management products.

(2)	Includes extensions of credit, including mortgages, commercial loans, home equity loans, credit cards, or similar products, as well as credit and credit-related products.

(3)	Includes charitable contributions made to entities affiliated with directors.

(4)

Includes extensions of credit, including commercial loans, credit cards or similar products, as well as credit, credit-related products and other commercial banking products, including treasure management, foreign exchange and global trading services.

Business or Financial (Customer) Transactions.    We provide financial services and products to most of our directors and some of their immediate family members and affiliated entities, as outlined in the table above. We provide these services and products in the ordinary course of business on substantially the same terms and conditions, including price, that are provided to unrelated, similarly situated customers.

We also extend credit to some of our directors and their immediate family members and affiliated entities. Federal banking law (Regulation O) governs these extensions of credit. We have incorporated the Regulation O requirements as part of the F.N.B. categorical independence standards.

Financial Relationship With Service or Product Provider.    We lease a club box at Heinz Field football stadium from an affiliate of Pittsburgh Steelers Sports, Inc. for client entertainment purposes. Mr. Rooney is a co-owner of Pittsburgh Steelers Sports. Terms and conditions of our lease are substantially the same as those with unrelated persons and entities.

Contributions to Charitable Organizations.    As part of FNBPA’s community reinvestment outreach initiative, during 2015, FNBPA donated to Imani Christian Academy, a Pittsburgh-based nonprofit organization that offers an alternative to the public education system, particularly for children from under-performing school districts. This donation is eligible for a 90% Pennsylvania tax credit which will reduce the overall Company expense. Ms. Ellsworth is chair of the school’s board of directors.

Former Director Rose’s stepson is a nonexecutive employee of our subsidiary, F.N.B. Investment Advisors Company. His aggregate compensation in each of the last three years has been less than $100,000.

Additional transactions, relationships and arrangements that were considered by the Board are disclosed under the caption, “Related Person Transactions.”

Our Board affirmatively determined that Messrs. Gurgovits (former CEO), Delie (CEO) and Nalbandian (former Chairman, President and CEO of Metro Bancorp, Inc.) are not independent under the NYSE corporate governance standards and F.N.B.’s categorical director independence standards by virtue of their former (Mr. Gurgovits) or current employment (CEO Delie) with the Corporation or, in the case of Mr. Nalbandian, his former employment with a company acquired by the Corporation.

Family Relationships

There are no family relationships among the executive officers and directors of the Company.

Executive Sessions of our Board

William B. Campbell, our independent Lead Director, or another independent director designated by him, presides at each executive session meeting. Our Board conducted eight (8) executive sessions in 2015, of which three (3) were attended exclusively by independent and non-management directors and five (5) which were attended exclusively by non-management directors.

Director Stock Ownership Requirement

Our Board believes that each director’s equity ownership in the Corporation should be aligned with the Corporation’s shareholders. Accordingly, our Corporate Governance Guidelines require each of our directors to have beneficial ownership of the lesser of 35,000 shares of Corporation common stock (or common stock equivalent) or $350,000 in value of the Corporation’s common stock (or common stock equivalent). The Corporation’s director stock ownership requirement is phased in over a five-year period. As of March 31, 2016, each F.N.B. director is in compliance with the stock ownership requirement.

COMMUNICATIONS WITH OUR BOARD

Shareholders or other interested parties may send communications to our Board, the independent directors as a group, Board Chairman, any committee Chairmen, and/or any individual director, including our Lead Director, by addressing such communications to the Board, c/o Corporate Secretary, F.N.B. Corporation, One North Shore Center, 12 Federal Street, Pittsburgh, Pennsylvania 15212. The Corporate Secretary, or his designee, will promptly forward all such communications submitted and addressed in this manner to the members of our

Board or any designated individual director or directors, as the case may be. Our Corporate Secretary will forward all shareholder communications with the Board or individual directors without prior screening by the Corporate Secretary or any other employee.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 (“Exchange Act”) requires our executive officers and directors, as well as certain persons who beneficially own 10% or more of our common stock, to file reports of their ownership of our securities, as well as statements of changes in such ownership, with the SEC. To our knowledge, based solely on written representations received from our executive officers and directors and copies of the statements of ownership changes furnished to us by our executive officers and directors during 2015, we believe that all such filings required during 2015 were made on a timely basis. We do not have any shareholders who own 10% or more of our common stock who are required to file reports under Section 16(a) of the Exchange Act.

Security Ownership of Certain Beneficial Owners

We are not aware of any shareholder who was the beneficial owner of more than 5% of our outstanding common stock as of December 31, 2015, except for the entities identified in the table below:

Name and Address	Amount and Nature of Beneficial Ownership(1)		Percent of Outstanding Common Stock Beneficially Owned(2)
BlackRock, Inc. 55 East 52nd Street New York, NY 10055	19,742,300	(3)	11.25%
The Vanguard Group, Inc. 100 Vanguard Boulevard Malvern, PA 19355	13,058,746	(4)	7.44%
Dimensional Fund Advisors LP Building One 6300 Bee Cave Road Austin, TX 78746	8,916,131	(5)	5.08%

(1)

Under the regulations of the SEC, a person who has or shares voting or investment power with respect to a security is considered a beneficial owner of the security. Voting power, is the power to vote or direct the voting of shares, and investment power is the power to dispose of or direct the disposition of shares.

(2)	Based on 175,441,670 shares of Corporation common stock outstanding as of December 31, 2015.

(3)

According to Schedule 13G/A filed under the Exchange Act on January 8, 2016, by BlackRock, Inc. The Schedule 13G/A states that BlackRock, Inc. has sole voting power as to 19,363,941 shares and sole dispositive power as to 19,742,300 shares.

(4)

According to Schedule 13G/A filed under the Exchange Act on February 10, 2016, by The Vanguard Group, Inc. The Schedule 13G/A states that The Vanguard Group, Inc. has sole voting power over 222,008 shares shared voting power over 7,500 shares, sole dispositive power over 12,839,638 shares, and shared dispositive power over 219,108 shares.

(5)

According to Schedule 13G filed under the Exchange Act on February 9, 2016 by Dimensional Fund Advisors LP. The Schedule 13G states that these shares are owned of record by registered investment companies, group trusts and separate accounts to which Dimensional Fund Advisors LP serves as investment manager or sub-adviser. In such capacity, Dimensional Fund Advisors LP or its subsidiaries have sole voting power as to 8,752,758 shares and sole dispositive power as to all 8,916,131 shares.

RELATED PERSON TRANSACTIONS

We have adopted a written policy formalizing the manner in which we review a proposed transaction involving the Company and any of our directors, any director nominees, any executive officers, any 5% or greater shareholder or any immediate family member of the foregoing (“related persons”) because of the possibility of a conflict of interest. A copy of this “Policy with Respect to Related Person Transactions” is posted on our website at www.fnbcorporation.com under the tab, “About Us – Investor Relations & Shareholder Services” and then clicking on the link, “Corporate Governance.” Under our policy, all proposed related person transactions except for (i) transactions generally available to all employees or shareholders of the Company, and (ii) compensatory transactions consistent with the plans, policies and decisions approved by the Company’s Board of Directors or Compensation Committee, must receive the prior approval of the Nominating Committee of our Board before we can take part in the transaction, and if such transaction continues for more than one year, the Nominating Committee and Board must annually approve the transaction. For purposes of this policy, a related person transaction is a transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which the Company or any of its subsidiaries was, is or will be a participant, and the amount involved exceeds $120,000, and a related person had, has or will have a direct or indirect material interest. Consistent with the SEC rule, our policy provides that certain transactions, including employment relationships and ordinary course non-preferential transactions, entered into with a related person are not considered to be related person transactions and are not required to be disclosed or approved by the Nominating Committee. The category of related persons generally consists of the Company’s Directors, director nominees and executive officers, holders of 5% or more of the Company’s common stock, immediate family members of the foregoing persons and any entity owned or controlled by the foregoing persons.

Mr. Gurgovits’ son, is the former President of F.N.B. Capital Corporation, LLC, a merchant banking subsidiary of the Corporation. Due to the uncertainty as to whether the F.N.B. Capital investment activities would continue to be permissible under the final Dodd-Frank Volcker rules, Mr. Gurgovits’ son, along with the other F.N.B. Capital principals, including former Director Rose’s nephew, resigned from F.N.B. Capital effective July 31, 2013. Mr. Gurgovits’ son, along with former Director Rose’s nephew and his fellow principals, established a new company called F.N.B. Capital Partners, LP, as a Small Business Investment Company licensed by the U.S. Small Business Administration (“SBIC Fund”) in 2013 (former Director Rose did not stand for re-election at our 2015 annual Meeting and his Board term ended in May 2015). Mr. Gurgovits’ son and former Director Rose’s nephew and the other principals are the sole owners of Tecum Capital Management (“Tecum”), the general partner of F.N.B. Capital Partners, LP. In view of the detailed knowledge and experience that the Tecum principals had with respect to the F.N.B. Capital investment portfolio, F.N.B. Capital entered into an asset management agreement whereby Tecum manages the F.N.B. Capital investment portfolio for a quarterly fee based on the amount of assets under management. The economics and terms of the asset management arrangement were agreed to pursuant to an arms-length negotiation between F.N.B. Capital and Tecum. In 2015, F.N.B. Capital made total payments to Tecum of approximately $75,000 in fees pursuant to terms of the asset management arrangement. In addition, F.N.B. Capital paid approximately $91,796 in 2015 to Tecum, and these payments represented the aggregate performance incentive payments owed to former F.N.B. Capital employees under the terms of F.N.B. Capital’s incentive compensation plan based on the payout and performance of certain F.N.B. Capital portfolio companies.1 The payment of the aggregate performance incentive compensation to Tecum was in accordance with F.N.B. Capital’s incentive compensation policies and practices (and based on prevailing industry practices for similar type merchant banking arrangements) and subject to review and approval by the F.N.B. Capital Board members.

[1]

In accordance with the terms of the F.N.B. Capital Incentive Compensation Program, F.N.B. Capital employees (designated at the time an investment is made) are entitled to an incentive cash award which is contingent upon F.N.B. Capital’s achievement of a pre-set cumulative preferred return on equity of 15%. The F.N.B. Capital Incentive Compensation Program provides that the 2015 performance incentive payment amount is to be based on the net proceeds of the specific investments, as determined under the incentive program. The F.N.B. Capital Incentive Compensation Program provides that former F.N.B. Capital employees are entitled to the incentive payments in the event the investments meet the targeted performance hurdles, subject to review and approval by the F.N.B. Capital board of directors.

In addition, as of December 31, 2015, as anchor investor, F.N.B. has a commitment to invest an aggregate amount of $14,700,000 (representing a 21.94% equity interest) in the SBIC Fund, subject to the same material terms and conditions as those of other co-investors in the SBIC Fund. In connection with this investment and the aforementioned management agreement, F.N.B. is permitting Tecum and the SBIC Fund to use the name, “F.N.B. Capital Partners.” The SBIC Fund has 61 co-investors, including six non-affiliated bank investors. The total commitment of all investors in the SBIC Fund is $64,990,000. Former Director Goldstein, who retired from the F.N.B. Board in March 2015, and former Director Rose each have a 1.692% equity investment in the SBIC Fund. Mr. Gurgovits, Sr., has a 0.846% equity investment and his wife has a 0.6% equity investment in the SBIC Fund. Both Director Gurgovits, Sr., and former Director Rose are on the SBIC Fund Board of Advisors and Mr. Gurgovits, Sr., is on its Investment Committee. As of December 31, 2015, F.N.B. has invested approximately $12,951,178 into the SBIC Fund (leaving a remaining unfunded commitment of $1,748,822).

Director Nalbandian is the former Chairman, President and CEO of Metro Bancorp, Inc., a bank holding company that was acquired by F.N.B. by merger on February 13, 2016. Mr. Nalbandian’s positions with Metro Bancorp and its subsidiary, Metro Bank, were terminated effective February 13, 2016, as a result of the merger. On February 12, 2016, Mr. Nalbandian was elected to the F.N.B. Board of Directors pursuant to the terms of the Agreement and Plan of Merger between F.N.B. and Metro Bancorp, Inc., dated as of August 4, 2015, which provided for one member of the Metro Bancorp board of directors, as mutually agreed by F.N.B. and Metro Bancorp, to be appointed as a director of F.N.B. and FNBPA, and requires F.N.B. to nominate said director for election at the next annual meeting of F.N.B. shareholders which immediately follows the effective time of the merger, and to solicit proxies for said director in the same manner as for all other members of F.N.B.’s slate of directors for that meeting. Additionally, under the Agreement and Plan of Merger, F.N.B. agreed to honor the contractual obligations of Metro and Metro Bank to their current and former employees, including Director Nalbandian. Under the terms of his employment agreement with Metro, Director Nalbandian is entitled to receive approximately $2.4 million as a change-in-control payment due to the completion of the merger between F.N.B. and Metro Bancorp; immediate vesting of all unvested incentive compensation awards, including equity awards; and continued disability and life insurance benefits for three years. To satisfy a precondition to F.N.B.’s obligation to provide the payments and benefits contemplated by the employment agreement, Mr. Nalbandian has executed a general release and non-disparagement agreement and must comply with certain confidentiality and non-competition provisions. F.N.B. will also provide Director Nalbandian and his dependents continued medical insurance coverage for the rest of Director Nalbandian’s life. Lastly, Director Nalbandian is a third-party beneficiary of Section 6.7 under the Agreement and Plan of Merger. Under this provision, F.N.B. will be obligated (i) to indemnify and hold harmless Director Nalbandian against any losses, claims, damages, liabilities, costs, expenses (including reimbursement for reasonable fees and expenses, including fees and expenses of legal counsel), and judgments, fines and amounts paid in settlement in connection with any claim, action, suit, proceeding or investigation, whether civil criminal or administrative, to which Director Nalbandian is made a party or is threatened to be made a party; and (ii) to advance expenses as incurred by Director Nalbandian prior to the final disposition of such claim, action, suit, proceeding or investigation. Pursuant to this provision, F.N.B. also has purchased and is required to maintain for a period of six years directors’ and officers’ liability insurance and fiduciary liability insurance for the persons who were covered by Metro Bancorp’s directors’ and officers’ insurance and fidelity liability insurance policies, including Director Nalbandian, in amounts and coverages that are equivalent to the policies maintained by Metro Bancorp. Additionally, FNBPA leases 4,744 square feet in a local business center from NN&S Associates, of which Director Nalbandian is a partner. FNBPA utilizes this leased space as a storage facility. The lease was originally entered into by NN&S Associates and FNBPA’s predecessor by merger, Metro Bank, on November 1, 2006, and will expire on October 31, 2016. The current monthly lease amount is $5,161.

EXECUTIVE COMPENSATION AND

OTHER PROXY DISCLOSURE

Compensation Committee Interlocks and Insider Participation

The members of the Compensation Committee (“Committee”) during 2015 were Messrs. Malone, Motley and Strimbu and Ms. Ellsworth. Neither we nor FNBPA has ever employed any member of the Committee. No such member has, during our last fiscal year, any relationship with us requiring disclosure under Item 404 of Regulation S-K or under the Compensation Committee Interlocks disclosure requirements of Item 407(e)(4) of Regulation S-K. We have determined that the Committee members are independent under the NYSE corporate governance standards, and are non-employees under the meaning of Rule 16b-3 under the Exchange Act. Our Board has delegated to the Committee the responsibility of setting the compensation of our directors, CEO, Chief Financial Officer (“CFO”) and Section 16 officers. The Committee met ten times in 2015.

Authority and Responsibilities

The Committee administers our executive compensation programs, including the oversight of executive compensation policies and decisions, administration of our equity incentive plan and the annual cash incentive award plan applicable to Section 16 officers. The Committee administers and interprets our qualified and non-qualified benefit plans, establishes guidelines, approves participants in the non-qualified plans, approves grants and awards, and exercises other power and authority required and permitted under the plans and its Charter. The Committee also reviews and approves executive officer, including CEO, compensation, including, as applicable, salary, short-term incentive and long-term incentive compensation levels, perquisites and equity compensation. The Committee Charter reflects its responsibilities. The Committee reviews its Charter annually and recommends any proposed changes to the Board. A copy of the Committee Charter is available at our website, at www.fnbcorporation com under the tab, “About Us – Investor Relations & Shareholder Services” and then clicking on the link “Corporate Governance.”

Delegation

From time to time, and subject to statutory and regulatory limitations, the Committee may delegate authority to fulfill various functions of administering the Company’s plans to our employees. Currently, it delegates administration of our qualified plans to the Pension Committee, a committee of our senior officers who have the appropriate expertise, experience and background in handling defined benefit and defined contribution plans.

Independent Compensation Consultant

The Committee engaged two independent compensation consultants, Pearl Meyer & Partners (“PM&P”) and McLagan, an Aon Hewitt company (collectively “Consultants”), to assist it in evaluating our compensation practices and to provide ongoing advice and recommendations regarding CEO, NEO and director compensation that are consistent with our business goals and pay philosophy. The Committee selected the Consultants for, among other reasons, their reputations for providing comprehensive solutions to complex compensation challenges facing companies and specific expertise in the financial services industry. PM&P provided market information and analysis as background to decisions regarding 2015 total compensation, including base salary and short-term and long-term incentives, for the CEO, other NEOs and other senior officers and directors. Neither of the Consultants are affiliated with us nor did they provide any other services or perform other work for us in 2015. In addition to McLagan, an AON Hewitt affiliate, Radford, provided accounting services to us related to our long-term incentive plan. The Committee has reviewed all services provided by the Consultants in 2015, and has determined that they are independent with respect to SEC standards.

The consultants reported directly to the Chairman of the Committee. In performance of their duties, the Consultants interacted with our CEO, CFO, Executive Vice President, Human Resources and other employees. The

CEO had various discussions with the Consultants related to our compensation programs, philosophy and Peer Group. Additionally, the CEO regularly attended Compensation Committee meetings and discussed with the Consultants and the Committee members, both during meetings and outside meetings, the appropriate base salary and short-term and long-term compensation of the Section 16 officers. The CFO regularly attended meetings of the Committee to discuss Company performance relative to the short-term and long-term plans versus peers. In addition, the Consultants communicated with, took direction from, and regularly interacted with the Chairman of the Committee and other members of the Committee in addition to attending Committee meetings on an as-needed basis.

COMPENSATION DISCUSSION AND ANALYSIS

Executive Summary

Overview

We have designed our compensation programs to link strong corporate performance to increased total compensation. We review our philosophy and our compensation programs annually to ensure that we are being competitive in attracting and retaining the appropriate executive talent, while maintaining good corporate governance practices. While we conduct an annual review, our executive compensation philosophy has remained consistent for several years. In determining executive compensation for 2015, the Committee considered the overwhelming support that the “Say-on-Pay” proposal received at our May 2014 Annual Meeting of Shareholders (“2014 Annual Meeting”) pertaining to 2013 compensation and the related Compensation Discussion and Analysis disclosure of 2013 compensation and certain 2014 items. Over 97% of the shareholders who voted on our proposal supported our compensation program. As a result, the Committee continued to apply the same effective principles and philosophy it has used in previous years in determining executive compensation and will continue to consider shareholder concerns and future advisory votes. Thus, we will continue to provide an advisory vote to shareholders on an annual basis consistent with the frequency vote supported by the shareholders at our 2011 Annual Meeting of Shareholders2. Furthermore, our CEO and CFO will continue to frequently meet with shareholders and prospective investors, while our Investor Relations Department will remain continually available to shareholders in order to ensure adequate methods to receive shareholder sentiment.

[2]	We are conducting an advisory vote at the 2016 Annual Meeting of Shareholders.

Corporate Performance

Once again, we exceeded our financial plan in 2015 despite continued industry pressure on earnings. As the charts below demonstrate, we have grown rapidly while simultaneously remaining profitable and efficient. This combination has given our shareholders above median returns over the time period.

The following accomplishments during 2015 were also key to our success last year and will help position us for continued success:

•	We announced the acquisition of Metro Bancorp and completed a branch acquisition from Bank of America which will further solidify our central Pennsylvania presence.

•	We continue to return a strong dividend to our shareholders. Our dividend yield, as measured at year-end since 2005, has been at or above the 85th percentile of our Regional Peer Group.

•	Credit quality trends were favorable throughout 2015 and remain strong.

•	We continue to exceed federal bank regulatory agency “well-capitalized” thresholds.

Summary of 2015 Executive Compensation Actions

Compensation Philosophy

During 2015, the Compensation Committee adopted a formal executive compensation philosophy to guide future compensation decisions. The overall goal of our compensation program is to provide median pay for median performance, below median pay for below median performance, and above median pay for above median performance.

Salaries

•	Increases: From 2014 to 2015, salary increases ranged from 3% - 18% for the executive officers.

•	Current Positioning: After a prolonged period of lagging the peer group, we believe the officer’s current salaries are in line with median pay for similar positions in the market.

Executive Incentive Compensation Plan (EIC Plan)

•

Performance Metrics: We replaced our performance metrics from the 2014 EIC Plan. Incentive payouts in 2015 were based on EPS vs. budget, return on average tangible common equity (ROATCE) vs. peers, and efficiency ratio vs. peers. We believe these measures closely align our annual performance goals and shareholder interests, support our long term expectations and properly reward management.

•	Payout: Based on our performance, we paid executives’ bonuses under the plan at 137.24% of target.

Long-Term Incentive Plan (LTIP)

•	Plan Structure: We granted our executives equity based on a predefined matrix defining grant values as a percentage of salary.

•	67% of award is performance-based

•	33% of award is service-based

•

Performance Metric: The structure of the award was similar to prior years and we continued the practice started in 2014 utilizing relative TSR as the metric to assess performance for the performance-based portion of the award. We believe, as a long-term measure, TSR provides a good peer comparison that creates shareholder value while properly rewarding management when delivering value.

Supplemental Grant

•	Review of Historical Performance and Pay: During 2015, after formalizing our compensation philosophy, we reviewed our recent performance and corresponding compensation paid to our CEO and CFO.

•

Performance: As demonstrated in the Corporate Performance section, we have grown rapidly while simultaneously remaining profitable and efficient despite a difficult economic and regulatory environment impacting the banking industry. This combination has given our shareholders above median returns over the time period. During 2015, we also announced the acquisition of Metro Bancorp to continue our growth.

•

Pay: In spite of FNB’s strong performance, the CEO and the CFO have historically been compensated well below median of the peers. We also noted that their ownership of FNB stock is well below peer levels.

•

Pay for Performance: In order to stay consistent with our pay for performance compensation philosophy and encourage future retention of our high-performing CEO and CFO, we made equity grants outside of our annual plan to Mr. Delie and Mr. Calabrese during 2015.

•

Key Provisions: The awards cliff vest over three years, contingent on meeting an ROATCE trigger and continued employment. In the case of a change in control, the awards only accelerate upon a termination in connection with the change in control (“double trigger”).

Key Compensation Governance Highlights

Policy	Description
Stock Ownership Policy	Our directors and certain senior level managers who participate in the long-term incentive plan, including our NEOs, are currently in compliance with a robust stock ownership policy.
Anti-Hedging Policy	Our anti-hedging policy prohibits our directors, NEOs, and executive officers from engaging in hedging transactions with Company stock.
Clawback Policy

Our compensation recoupment or clawback policy allows our Board to recoup any excess compensation paid to our NEOs if the Company restates its financial results upon which an award is based due to fraud, intentional misconduct, or gross negligence.

Risk Assessment	We annually conduct a risk assessment of all of our compensation plans and the Committee annually reviews the assessment to ensure the compensation programs do not encourage inappropriate risk taking.

Compensation Philosophy

During 2015, the Compensation Committee reexamined its executive compensation philosophy and adopted a formal philosophy to guide future compensation decisions. The overall goal of our compensation program is to pay at the median for median performance, below median pay for below median performance, and above median pay for above median performance.

The following table shows why we pay each component and how we intend to position our compensation relative to the market.

Percentile Rank to Market
Component	Why We Pay this Component	Median Performance	Superior Performance
Salary

We provide base salary to all salaried employees, including the NEOs, in order to provide each employee with a degree of financial certainty. Competitive base salaries further our compensation program objectives by allowing us to attract and retain talented employees by providing a fixed portion of compensation upon which all employees can rely.

		50th Percentile	50th Percentile

Annual Incentive (EIC Plan)

We believe that a significant amount of our NEOs’ compensation should be contingent on our performance. Our annual incentive plan focuses on our E.P.S., ROATCE and our efficiency ratio. We believe a focus on those metrics will increase our total shareholder return. By paying a portion of the NEOs’ total compensation in variable incentive pay, we expect to drive our annual performance while increasing long-term shareholder value.

Long-Term Incentive Plan

We believe providing performance-based (2/3 of total equity) and service-based (1/3 of total equity) restricted stock units is an effective means of promoting long-term stock ownership by NEOs and rewards management for creating long-term shareholder value. We also believe that placing a significant portion of an executive’s compensation in stock, through restricted stock units, causes executives to focus on long-term performance resulting in risk mitigation and clearly aligns management and shareholder interests. We presently do not grant stock options.

Direct Compensation

Includes salary, annual incentive plan payouts, and long-term incentive plan payouts. To keep a strong link between pay and performance, we prefer to place more weight on performance-based incentives rather than benefits like SERPs, pensions and other forms of non-direct compensation. By targeting a higher compensation positioning for direct compensation, we expect to be approximately at our targeted positioning for total compensation.

		60th Percentile	Top Quartile

Other Benefits and Perquisites

We do not have an active SERP or pension as we prefer compensation to be performance-based. Other perquisites are intended to be in line with market practice, including health and welfare benefits on the same basis as our general employee population.

Total Compensation	Includes all elements in this table.	50th Percentile	Top Quartile

Benchmarks

We desire our compensation programs to be competitive in the marketplace. Thus, for purposes of 2015 compensation, we compared ourself against commercial banks with assets in the $8 billion to $28 billion range, located in the Mid-Atlantic, Midwest and South Regions (“Peer Group”)3 that includes the following financial institutions:

Associated Banc-Corp	Old National Bancorp
BancorpSouth, Inc.	PrivateBancorp, Inc.
BOK Financial Corp.	Prosperity Bancshares, Inc.
Commerce Bancshares, Inc.	Signature Bank
Cullen/Frost Bankers, Inc.	Susquehanna Bancshares, Inc.
First Horizon National Corp.	Synovos Financial Corp.
First Midwest Bancorp, Inc.	TCF Financial Corporation
FirstMerit Corporation	Texas Capital Bancshares, Inc.
Fulton Financial Corporation	Trustmark Corp.
Hancock Holding Co.	UMB Financial Corporation
IBERIABANK Corp.	United Bankshares, Inc.
International Bancshares Corp.	Valley National Bancorp
MB Financial, Inc.	Wintrust Financial Corporation
National Penn Bancshares, Inc.

For purposes of comparing base salary, annual incentives, and long-term compensation, the Committee conducts a review of its benchmarks throughout the year with assistance from its independent compensation consultant using a variety of methods such as direct analysis of proxy statements of companies in the peer group, as well as a review of a compilation of survey data of companies of a similar size published by several sources. At the time of setting 2015 base salary and making short-term and long-term compensation awards for 2015, there were the 27 organizations noted above in the Peer Group. Our asset size after the completion of the acquisitions we completed in 2015 and our organic growth is approximately $16.1 billion and approximates the 41st percentile of the Peer Group. We compete for talent with the institutions in our peer group, as well as large financial institutions in our geographic markets. We believe the peer group is diverse and provides the necessary depth to be meaningful in setting salary and incentive goals. We believe these companies are an appropriate group against which to benchmark our compensation given their asset size compared to our existing size and the size to which we seek to grow in the future. After setting 2015 base salaries, we believe our NEOs’ base compensation approximates the 50th percentile of the Peer Group.

The various components of the NEOs’ total compensation are detailed below.

Base Salary

•	How We Determine the Amount

Each year the Committee reviews salaries and determines adjustments to each NEO’s base salary based upon an assessment of the NEO’s performance versus job responsibilities, including the impact of such performance and contributions on our financial results. We target base salary for NEOs at the median of the peer group. We review base salary annually and adjust it as the Committee deems appropriate. In certain cases, the Committee increases base salary in order to raise the NEO’s annual salary to reflect more closely the annual salaries of comparably performing peer group executives.

[3]

Mid-Atlantic region includes Delaware, Maryland, New Jersey, New York, Pennsylvania, Virginia and West Virginia. The Midwest region includes Illinois, Indiana, Iowa, Kansas, Kentucky, Michigan, Minnesota, Missouri, Nebraska, North Dakota, Ohio, South Dakota and Wisconsin. The South region includes Florida, Georgia, Louisiana, Missouri, North Carolina, Oklahoma, South Carolina, Tennessee and Texas.

Typically, we preliminarily review the compensation levels of our NEOs in the last quarter of the year in evaluating the upcoming year, including potential salary adjustments. When we conducted such a review, we noted that our CEO, CFO and Bank President’s compensation levels were well below the peer median. For 2015, we attempted to raise the NEOs’ compensation close to the peer median. In the fall of 2014, we noted the market compensation of NEOs in our Peer Group moved significantly, especially with respect to CEO compensation. Therefore, generally, our NEOs were lagging the Peer Group in compensation despite our continued strong performance over a period of years.

Based on the above information, Mr. Delie’s continued strong leadership and the Company’s strong performance compared to its peers over a long period, despite various continued challenges to earnings, effective January 1, 2015, we increased Mr. Delie’s annual base salary to approximate the median of the Peer Group we used for setting base compensation. We believe that Mr. Delie’s total compensation level is competitive with chief executive officers’ salaries within the financial services industries and the Peer Group and is consistent with the Company’s philosophy.

At the same time we reviewed Mr. Delie’s compensation, we also reviewed each of the other Section 16 officer’s salaries to determine where salary and total compensation fell compared to the Peer Group median and whether it was consistent with our compensation philosophy. Again, at the time of setting 2015 base salaries, the Committee noted that the NEOs’ base salaries were below the 35th percentile of the Peer Group despite the Company’s strong financial performance relative to its peers. Accordingly, the Committee determined it appropriate to bring each of the NEOs’ salaries to the 50th percentile of the Peer Group in stages and set their 2015 salaries as more particularly noted in the table below.

Name	2014 Salary	2015 Salary	% Increase	Approximate Market Positioning After Increase
Vincent J. Delie, Jr.	770,016	905,016	18%	50th
Vincent J. Calabrese, Jr.	385,008	445,008	16%	50th
John C. Williams, Jr.	380,008	408,000	6%	50th
Gary L. Guerrieri	350,016	360,000	3%	50th
Robert M. Moorehead	n/a	315,000	n/a	<50th
Barry C. Robinson	n/a	305,016	n/a	<50th

Messrs. Moorehead and Robinson were not Section 16 officers in 2014 or at the time of setting 2015 base salary; therefore, their salaries were not set by the Committee. In 2015, we set the NEOs’ 2016 salaries as follows: Delie - $928,008; Calabrese - $460,008; Guerrieri - $390,000; Moorehead - $375,000; and Robinson - $350,016.

•	Relation of Base Salary to Other Components of Compensation

An NEO’s base salary is a reference point for the executive’s annual incentive opportunities. The Committee determines the level at which each NEO participates in the annual executive incentive compensation program (“EIC Plan”) under the F.N.B. Corporation 2007 Incentive Compensation Plan, as Amended and Restated May 20, 2015 (“2007 Plan” or “Incentive Plan”). This level is typically expressed as a percentage amount. For example, if an NEO participates in the EIC Plan at the 40% level, it means that the NEO’s target incentive opportunity is the NEO’s base salary multiplied by 40%. In addition, prior to 2007, base salary was the only component of compensation in the formula used to calculate an NEO’s pension benefit accrual under the Company’s Pension Plan. An NEO may also defer a portion of his or her base salary and bonus into the Company’s 401(k) Plan.

Annual Incentive Awards

We intend our EIC Plan to provide additional compensation to our NEOs in the form of performance-based awards that are based on our achievement of certain financial objectives. The EIC Plan is open to each NEO.

•	How We Determine the Amount

Philosophy

We target short-term, annual incentive compensation of the CEO and the other NEOs such that their compensation is tied directly to our performance. We measure our annual performance against three weighted target goals set by the Committee: E.P.S., ROATCE and efficiency ratio. We believe these performance goals are financial measures that are critical to our growth and profitability, as well as contributors to the long-term creation and preservation of shareholder value. In evaluating performance, the Committee considers in the calculation unusual factors and their resulting effect on our performance, i.e. significant merger and acquisition transactions, unusual investment gains or losses, corporate and balance sheet restructuring, significant asset sales and other items it deems appropriate in measuring our performance against the target goal. We set the target incentive award level for each NEO based upon market-competitive incentive opportunities as provided by PM&P for executives performing similar duties and we have the sole discretion to determine all annual bonuses for the CEO and other NEOs. In 2014, we noted that the market median for short-term incentive compensation has also moved such that some of our NEOs’ target short-term incentive compensation was below market median. Since it is our philosophy to pay at market median for target performance, we believed it appropriate to increase by 5% the target short-term incentive for our CEO, and 10% for Messrs. Calabrese and Williams for 2015; all of which were reflected in the tables below.

Calculation

Our 2015 performance goals are reflected in the table below.

Performance Goals

Key Performance Measurement	Weight	Threshold	Target	Maximum
E.P.S. vs. Budget	70%	$0.780 (90% Budget)	$0.867 (100% Budget)	$0.954 (110% Budget)
ROATCE vs. Peer Group	20%	25th Percentile	50th Percentile	75th Percentile
Efficiency Ratio vs. Peer Group	10%	25th Percentile	50th Percentile	75th Percentile
Total	100%

We calculate performance for each specific key performance measurement independently to determine the payout for that key performance measurement. The sum of the awards for each key performance measurement determines the total incentive award.

The CEO and other NEOs have an incentive opportunity expressed as a percentage of each of their base salaries, with the possibility of achieving an incentive payout as more particularly set forth in the table below. We interpolate for performance between levels.

The payout potential established for each NEO in 2015 was as follows:

Name	Below Threshold	Threshold (50%)	Target (100%)	Maximum (200%)
Vincent J. Delie, Jr.	0%	40%	80%	160%
Vincent J. Calabrese, Jr.	0%	30%	60%	120%
John C. Williams, Jr.	0%	30%	60%	120%
Gary L. Guerrieri	0%	25%	50%	100%
Robert M. Moorehead(1)	0%	25%	50%	100%
Barry C. Robinson(1)	0%	25%	50%	100%

(1)	The Committee did not set the targets for 2015 for Messrs. Moorehead and Robinson as they were not Section 16 officers in 2014. The amounts reflected above are for their current positions.

2015 Awards

The chart below reflects our 2015 performance for purposes of our EIC Plan and is more particularly detailed in the narrative below the chart:

Incentive Plan

2015 Performance Calculations

Key Performance Indicator	Weight	Target 100%	Actual Results	Actual Performance(1)	Payout Percent
E.P.S. vs. Budget	70%	$0.867	$0.876	110.4%	77.24%
ROATCE vs. Peer Group	20%	50th percentile	95th percentile	200.0%	40.00%
Efficiency Ratio vs. Peer Group	10%	50th percentile	77th percentile	200.0%	20.00%
Total	100%				137.24%

(1)	Performance result between target and maximum is interpolated between levels.

After adjustments for certain non-recurring items, E.P.S. was $0.8764, 101.0% of the target E.P.S. goal, and we had ROATCE of 14.52% and an efficiency ratio of 56.12%, both greatly exceeding comparison to peers. The Committee certified the adjustment to the E.P.S. results of $0.016 per share, predominantly due to an exclusion of merger costs of $0.011 and interest expense on subordinated notes preemptively issued in anticipation of closing the Metro transaction and Fifth Third bank acquisition, of $0.005. Based on our results, the formula under our EIC Plan provided for a payment for corporate performance for each NEO at 137.24% of his target award amount. Based upon our continued outstanding results versus our Peer Group and performance relative to our financial plan, the Committee determined it appropriate to apply the formula and provide each NEO, other than Messrs. Moorehead and Robinson, an annual incentive bonus of 137.24% of the NEO’s target as more particularly reflected in the 2015 Summary Compensation Table, rather than exercise any downward discretion. For Messrs. Moorehead and Robinson, the Committee reviewed and approved payouts consistent with their incentive plans for their respective operating units before they became executive officers.

[4]	A reconciliation of reported E.P.S. to adjusted E.P.S. amounts is as follows (the amount represents the after tax amount):

E.P.S.	After Tax Adjustments	Amount
As reported		$0.860
	Merger-related costs	0.011
	Sub-Debt interest	0.005
As adjusted		$0.876

The payout potential established for each NEO in 2016 is as follows:

2016 Annual Incentive Opportunity

Name	Below Threshold	Threshold (50%)	Target (100%)	Maximum (200%)
Vincent J. Delie , Jr.	0%	50%	100%	200%
Vincent J. Calabrese, Jr.	0%	35%	70%	140%
Gary L. Guerrieri	0%	25%	50%	100%
Robert G. Moorehead	0%	25%	50%	100%
Barry C. Robinson	0%	25%	50%	100%

•	Relation of Annual Incentives to Other Components of Compensation

As noted above under the Base Salary discussion, annual incentive compensation is directly related to base compensation. An NEO may also defer a portion of his bonus into the Company’s 401(k) Plan. Previously, we used any cash bonus paid to any participant in the defined benefit plan, including NEOs, in calculating each participant’s retirement benefit. Since 2011, we have not made any additional accruals for any participant in the defined benefit plan.

Long-Term Awards

We awarded service-based and performance-based restricted stock awards to our NEOs under our 2007 Plan as more particularly stated in the 2015 Grants of Plan-Based Awards table. The restricted stock awards reward NEOs based on the Company’s achievement of certain financial objectives, in the case of performance-based awards, and assist us in the retention of our key executives. The 2007 Plan is open to each NEO and all other salaried personnel selected by our CEO and the Committee for participation.

•	How We Determine the Amount

We establish a target award level for each NEO based upon the executive officer’s level of responsibility, and set the levels such that the award amount increases as the officer’s level of responsibility in the organization increases. At the time of granting the awards, the Committee sets the award amount for each participant level in a manner designed to provide competitive long-term compensation based on data provided by PM&P as market-competitive incentive opportunities for executives performing similar duties. We split the award into two components, one-third as a service-based award (“Service-Based Awards”) and two-thirds as a performance-based award (“Performance-Based Awards”). Commencing with the 2014 awards, both awards vest in full at the end of three years. The performance awards only vest if we meet certain performance requirements set forth in the awards. We believe this allocation of equity awards is appropriate since the Service-Based Awards reward NEOs for loyalty to us, encourage stock ownership and help us retain our key executives. The Performance-Based Awards help drive our performance, while creating shareholder value by linking the shareholders’ interests and the NEOs’ interests in long-term success. The NEO will forfeit both types of awards if the NEO terminates employment before the cliff vesting date, other than as a result of retirement, death or disability. The Committee used survey data from PM&P when positioning the target long-term incentive compensation such that an award when realized by the NEO at target, as a percent of salary, would approximate the market median. The Committee also considered the accounting impact on earnings and recommendations of the CEO with respect to all NEOs other than himself when making the awards.

Our Performance-Based Awards are designed to align management’s long-term incentive compensation with our total shareholder return objective. In order to qualify for vesting of the awards we granted in 2015, each NEO must meet two criteria. The NEO must remain continuously employed by us from the date of the award to the vesting date and our relative total shareholder return during the performance period must equal or exceed the 25th percentile performance of peer financial institutions. If the NEOs do not meet the criteria, the awards will not vest and the NEOs will not receive any shares or payment. If the NEOs meet the criteria, the number of Performance-Based

Awards that vest is contingent upon the degree of our achievement of certain performance levels compared to a group of peer financial institutions. Our performance levels are based on our relative total shareholder return during a three-year performance period versus our Peer Group. We believe the size of the Peer Group (27) is large enough to reduce potential volatility that may result when peer financial institutions are acquired during the three-year performance period and, therefore, are unavailable for measurement comparison purposes. We expect the Peer Group to provide a meaningful comparison based upon our current asset size and anticipated growth over the award performance period.

Performance Level	Percent Rank	Vesting Percentage
Threshold	25th Percentile	25% of Target
Target	50th Percentile	100% of Target
Maximum	75th Percentile	175% of Target

We target TSR in the 50th percentile of the Peer Group, with threshold performance at the 25th percentile and a maximum payout for performance at or above the 75th percentile. We have two further restrictions on the vesting of the RSUs:

•	The vested RSUs will be limited to the target amount if FNB’s TSR is negative, and

•	The maximum dollar value between performance and any increase in total shareholder value will be capped at 350% of the grant date value.

The Service-Based Awards and Performance-Based Awards granted in 2015 are described in the 2015 Summary Compensation Table below. The Performance-Based Awards that vested in 2015 were for the performance period from 2012-2015 and vested between the target and maximum level for all NEOs. The shares that vested are more particularly detailed in the 2015 Outstanding Equity Awards at Fiscal Year-End table.

In 2014, when studying our NEOs’ total compensation, it became apparent that despite our strong performance, the equity realized by our NEOs was not consistent with our peers. Therefore, for 2015, we increased our CEO’s long-term incentive opportunity by 10% to 110% of base salary and we increased Messrs. Calabrese’s and Williams’ long-term incentive opportunity by 5% to 80% of base salary.

Name	LTI Plan Opportunity (% of Salary)
Vincent J. Delie, Jr.	110%
Vincent J. Calabrese, Jr.	80%
John C. Williams, Jr.	80%
Gary L. Guerrieri	75%
Robert M. Moorehead	40%
Barry C. Robinson	40%

Messrs. Moorehead and Robinson were not Section 16 officers in 2014 or at the time of setting 2015 LTI Plan opportunities; therefore, their LTI Plan opportunities were not set by the Committee.

•	Relation of Long-Term Incentive to other Components of Compensation

Long-term incentive compensation earned by the NEOs is a component of total compensation and is benchmarked against our Company’s Peer Group and survey data provided by our independent compensation consultant. It does not impact any other component of the NEOs’ compensation or benefits. However, the program is designed to increase the NEOs’ overall compensation in alignment with an increase in shareholder value such that achievement of the performance goals will result in increased compensation.

Management Stock Ownership Policy

We maintain a Management Stock Ownership Policy that requires the CEO, the other NEOs and certain senior management who participate in the long-term incentive plan, the 2007 Plan, and any successor plan to have varying levels of stock ownership based upon the officer’s participation level in the plan. The policy requires participants to hold the lesser of a specific share amount or a number of shares equal to a specific dollar threshold that is a multiple of the participant’s salary. We believe that this policy aligns management and shareholder interests and acts as a risk mitigant because our NEOs have a significant long-term stake in our success. Under our policy, acceptable forms of stock ownership include:

•	shares owned individually and by immediate family;

•	long-term stock awards, including all restricted stock and unit awards;

•	shares held in the 401(k) Plan; and

•	vested stock options.

Specific ownership guidelines for the NEOs are as follows:

Named Executive Officer	Share Value	Number of Shares
Vincent J. Delie, Jr.	5 x salary	250,000
Vincent J. Calabrese, Jr.	3 x salary	100,000
John C. Williams, Jr.	3 x salary	100,000
Gary L. Guerrieri	3 x salary	100,000
Robert M. Moorehead	3 x salary	100,000
Barry C. Robinson	3 x salary	100,000

We annually review progress toward achieving the ownership guidelines. Our NEOs are required to reach the stock ownership guidelines within five years after the later of any of the following events: commencement of participation in the long-term incentive portion of the 2007 Plan; promotion to a higher participation level; or, our increasing a participant’s ownership requirement. If an NEO does not hold the required share amount after the five-year period, the NEO will receive any future incentive awards as stock, in lieu of cash, that the participant must hold until he or she reaches the applicable required ownership level. All of our NEOs currently meet the required stock ownership levels based on prior policies and are within the time period allotted to achieve the level required under our current stock ownership guidelines.

Supplemental Grants for CEO and CFO

As part of our review of 2015 compensation for the executive officers, we also reviewed historical performance compared to the peers and the competitive position of our CEO and CFO compared to the peer group every year since Mr. Delie became CEO in 2012. In order to account for the growth of the company since 2012, we utilized our smaller 2012 peer group for comparisons of 2012 and 2013 compensation, but used the current peer group for comparisons of 2014 and 2015 compensation.

Our executives drove performance at FNB which compared very favorably to other banks. Over the time period, we achieved rapid asset growth and consistently performed well above our peers across a variety of financial measures. The exhibit below demonstrates how we have grown significantly, but have simultaneously ensured profitability and high returns to shareholders.

	Asset Growth 5 Year	Return on Average Tangible Common Equity (ROATCE)					TSR 5 Year
		2015Y	2014Y	2013Y	2012Y	2011Y
25th Percentile	25%	9.77	10.01	9.85	8.21	5.64	20.7
50th Percentile	45%	10.48	10.75	11.73	12.18	10.54	39.3
75th Percentile	68%	12.98	12.68	13.05	13.36	13.01	74.5
F.N.B. Corp.	96%	14.34	14.77	16.32	17.18	15.62	67.0
Percent Rank	83%	89%	96%	97%	91%	96%	73%

However, in spite of this consistent outperformance, the analysis concluded that the CEO and the CFO were currently, and have been historically, compensated well below management of similarly-sized peers. Despite robust growth and profitability, Mr. Delie was $2.7 million below the 50th percentile over the four-year period and Mr. Calabrese was $1.4 million below the 50th percentile.

	CEO Direct Compensation 4-Year Total ($)(1)	CFO Direct Compensation 4-Year Total ($)(1)
25th Percentile	8,658	3,173
50th Percentile	11,159	4,652
75th Percentile	14,708	5,293
F.N.B. Corp.	8,478	3,251
Shortfall to 50th	-2,680	-1,401
	-24%	-30%

(1)	All dollar amounts are in millions.

This significant misalignment between pay and performance is contrary to the aims of our compensation philosophy to pay our executives in line with our performance. In addition, the analysis concluded that executive ownership of FNB stock as a percent of total shares outstanding was among the lowest in our peer group. The Committee believes that the low levels of equity compensation provided to the officers over the last several years is largely responsible for the minimum level of ownership by both officers and puts the Company at risk of losing valuable executive talent.

	Beneficial Ownership (As of 6/30/2015)
	CEO	CFO
25th Percentile	0.34%	0.08%
50th Percentile	0.56%	0.11%
75th Percentile	1.02%	0.19%
F.N.B. Corp.	0.10%	0.05%
Percent Rank	1%	14%

In late 2015, the Compensation Committee considered all of these factors:

1.	The Company’s very strong performance over the last five years;

2.	The consistent historical shortfall relative to market;

3.	The low level of beneficial ownership for the CEO;

4.	Our continued growth, both organically and through the merger with Metro Bancorp;

5.	The lack of current retention incentives caused by the above factors.

To align Mr. Delie’s and Mr. Calabrese’s compensation with our performance over the last several years, provide a retention incentive to our high-performing CEO and CFO, and increase their beneficial ownership in FNB, we have provided additional performance-based equity grants to Mr. Delie and Mr. Calabrese. In December 2015, Mr. Delie and Mr. Calabrese received additional performance-based grants of restricted stock worth $2.5 million and $1.0 million, respectively. These awards cliff vest at the end of three years, contingent on FNB’s ROATCE exceeding the 25th percentile of the peer group in 2018 and continued employment. In the case of a change in control, the awards only accelerate upon a termination in connection with the change in control (“double trigger”). We believe that these conditions constitute a strong incentive for executives to remain with FNB and to work toward the Company’s success.

Retirement and Other Post-Employment Benefits

All employees are eligible to participate in a 401(k) retirement savings plan (“401(k) Plan”). All salaried employees hired before January 1, 2008, except employees of First National Insurance Agency, LLC (“FNIA”), participated in our defined benefit pension plan, the Retirement Income Plan (“RIP”), through December 31, 2010. At that time, we froze each participant’s accrued benefit amount and ceased future accruals.

•	Why We Pay these Benefits to Executives

In general, we have designed our retirement plans to provide NEOs and other employees with financial security after retirement. We provide matching contributions and a performance-based contribution under the 401(k) Plan for all employees, including the NEOs. Previously, we offered a defined benefit pension plan, the RIP. We detail its benefits to employees more particularly in the narrative accompanying the 2015 Pension Benefits table. Additionally, due to Code limits on the amount of compensation that may be recognized for tax-qualified retirement plans, certain NEOs were unable to make the full amount of contributions to the 401(k) Plan and the amount of their total pay that is included in the calculation of their pension benefit is limited. Therefore, we offered the F.N.B. Corporation ERISA Excess Retirement Plan (“Excess Plan”) and continue to offer the F.N.B. Corporation ERISA Excess Lost Match Plan to allow any affected employee, including the NEO’s, to receive the full benefit intended by the qualified retirement plans. In 2010, we amended these plans consistent with the amendments to the RIP.

In addition to those plans, we previously provided to some senior executives, including Mr. Guerrieri, a supplemental executive retirement plan, called the Basic Retirement Plan (“BRP”), which is designed to supplement the benefits provided by the RIP and the ERISA Excess Retirement Plan. The purpose of the BRP was to insure a minimum level of retirement income for the NEOs and other senior officers who participated in the plan. We closed the BRP to new participants and ceased future accruals for all participants, effective December 31, 2008.

We believe post-retirement compensation is necessary to attract and retain talented executives and that our post-retirement benefits are competitive in the industry and provide NEOs with appropriate retirement benefits.

We provide severance and change in control payments through employment contracts that provide additional security for our NEOs. We determined that the continued retention of the services of our NEOs on a long-term basis fosters stability of senior management through retention of well-qualified officers. The 2015 Potential Payments Upon Termination or Change in Control tables and accompanying narrative detail the NEOs’ employment contracts.

•	How We Determine the Amount to Pay

The RIP benefit is determined by a precise formula set forth in the plan document and explained in the narrative accompanying the 2015 Pension Benefits table. The ERISA Excess Lost Match Plan and ERISA Excess Retirement Plan benefit formulas are based upon the specific opportunity or the amounts lost by the participant due to Code limits and are more fully detailed in the 2015 Pension Benefits table and narrative. The benefit under the BRP is a monthly benefit equal to a target benefit percentage based on years of service at retirement and a designated tier as determined by the Committee and detailed in the narrative accompanying the 2015 Pension Benefits table. We do not grant extra years of credited service under any of our qualified or non-qualified plans. The termination and change in control benefits for NEOs were set by contract and are described more fully in the 2015 Potential Payments Upon Termination or Change in Control tables and in the narrative accompanying the 2015 Summary Compensation Table.

•	Relation of these Benefits to Other Components of Compensation

Retirement benefits are directly linked to the amount of the NEO’s total pay, which includes base salary and annual incentive compensation. Similarly, while the NEO’s termination benefits are determined under their respective employment agreements, generally, termination benefits are a product of base compensation and in the case of Messrs. Delie, Calabrese and Williams, their annual bonus, if any.

Other Benefits and Perquisites

The NEOs participate in a wide array of benefit plans that are generally available to all employees of the Company, including the RIP5 and the 401(k) Plan. Benefits primarily consist of participation in the Company’s defined benefit, defined contribution and health and welfare benefit plans. In addition, some of the NEOs receive perquisites in the form of club membership dues, a company car and other perquisites more particularly detailed as part of the 2015 Summary Compensation Table and accompanying narrative. We provide club membership dues to certain NEOs in order to provide them with the ability to entertain customers, potential customers and various business contacts, which is an integral part of our industry. Similarly, we provide certain NEOs a company car for purposes of appropriate transportation for entertainment of customers, vendors and business contacts and traveling between our facilities. It is the Committee’s policy that it will not include tax gross-ups in any new or amended employment agreements.

Tax and Accounting Treatment of Compensation

Section 162(m) of the Code limits the deductibility of compensation in excess of one million dollars paid to the CEO and the three most highly compensated executive officers other than the CFO, unless such compensation qualifies as “performance-based compensation.” We intend for Performance-Based Awards of restricted stock units and annual incentive compensation granted under our 2007 Plan to meet the performance-based compensation exception to the annual one million dollar limitation. However, there can be no assurance that any amounts paid will be deductible under Section 162(m). While we are cognizant of the tax deduction limitations applicable to our compensation program for NEOs, we may set compensation levels or structure arrangements outside the deduction limitations if we deem the amount of compensation appropriate. The Committee has the discretion to establish the compensation paid, or intended to be paid or awarded to the NEOs, as the Committee may determine is in our and our shareholders’ best interest. This is an important feature of our compensation practices because it provides the Committee with sufficient flexibility to respond to specific situations we encounter.

In addition, Section 409A of the Code provides for an additional tax on executives with respect to various features of deferred compensation arrangements. We have made the appropriate changes to our non-qualified retirement plans and employment agreements to help ensure compliance with Code Section 409A and that there are no adverse effects on us or our executive officers as a result of Section 409A. We do not expect these changes to have a material tax or financial effect on us.

As discussed above, we have calculated and discussed with the Committee the tax impact to us and the executives of each of our cash and equity compensation awards and agreements. We also calculate and monitor the accounting expense related to equity-based compensation using the guidance of ASC (Accounting Standards Codification) Topic 718, Compensation – Stock Compensation.

[5]

As noted in the Retirement and Other Post-Employment Benefits section, we closed the RIP to employees hired after December 31, 2007, and froze all benefits for all participants effective December 31, 2010.

COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Board has reviewed and discussed the Compensation Discussion and Analysis of this proxy statement with the Company’s management and, based on such review and discussion, we recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement. Portions of this proxy statement, including the Compensation Discussion and Analysis, have been incorporated by reference into the Company’s Annual Report on Form 10-K for the Company’s fiscal year ended December 31, 2015.

Respectfully submitted,

David J. Malone, Chair

Laura E. Ellsworth

David L. Motley

William J. Strimbu

2015 Summary Compensation Table

The following table shows the total compensation paid or earned by the Company’s CEO, CFO and the three most highly-paid executive officers other than the CEO and CFO who were employed as of December 31, 2015. In addition, the table shows an executive officer who retired during the year. Each of the above is referred to as an NEO and together, NEOs. The amounts include services rendered in all capacities to us and our subsidiaries for our year ended December 31, 2015:

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)(3)	Change in Pension Value and Non-qualified Deferred Compensation Earnings ($)(4)	All Other Compensation ($)(5)	Total ($)

Vincent J. Delie, Jr.	2015	905,016	0	3,548,672	0	993,635	0	201,582	5,648,905
President and CEO	2014	770,016	0	836,513	0	723,103	32,620	125,363	2,487,615
	2013	650,016	0	527,363	0	502,381	0	106,384	1,786,144

Vincent J. Calabrese, Jr.	2015	445,008	0	1,359,021	0	366,438	0	99,097	2,269,564
Chief Financial Officer	2014	385,008	0	298,719	0	241,034	17,981	65,640	1,008,382
	2013	341,262	0	130,021	0	175,835	0	68,540	715,658

John C. Williams, Jr.(6)	2015	303,384	0	329,175	0	249,818	0	104,612	986,989
President of FNBPA	2014	385,008	0	298,719	0	241,034	0	51,903	976,664
	2013	341,262	0	130,021	0	175,835	0	52,028	699,146

Gary L. Guerrieri	2015	360,000	0	272,290	0	247,032	0	80,089	959,411
Chief Credit Officer	2014	350,016	0	271,576	0	219,128	154,456	36,051	1,031,227
	2013	295,560	0	130,021	0	152,287	0	44,050	621,918

Robert M. Moorehead(7)	2015	283,874	0	105,283	0	170,370	0	58,797	618,324
Chief Wholesale Banking Officer

Barry C. Robinson(7)	2015	274,676	0	102,766	0	137,242	0	34,471	549,155
Chief Consumer Banking Officer

(1)	Payments under the Company’s annual incentive plan for 2015 are reported in the Non-Equity Incentive Plan Compensation column instead of in the Bonus column, in accordance with SEC requirements.

(2)

The restricted stock award amounts shown in this table represent the dollar amount of awards granted during the fiscal year determined pursuant to ASC Topic 718. Assumptions used in the calculation of this amount are included in Note 15 to the Company’s audited financial statements for the fiscal year ended December 31, 2015, included in the Company’s Annual Report on Form 10-K filed with the SEC on February 26, 2016. The restricted stock awards granted under the 2007 Plan vest either after (i) the NEO’s continued employment with the Company or one of its affiliates for three years or (ii) the Company’s achievement of performance goals and the NEO’s continued employment with the Company or one of its affiliates for three or four years. Commencing in 2014, similar to our prior grants of Performance-Based Awards, we issued Service-Based Awards in restricted stock units. The restricted stock units earn dividend equivalents, which are subject to the same restrictions and vesting schedule as the underlying restricted stock units. The amounts reflected in the table assume that each NEO will perform the requisite service and we will achieve the required performance goals at target levels. The following table provides additional information regarding the Performance-Based Awards granted during 2015. The target amounts have been included in the above table and are reflected below for comparative purposes:

	At Target ($)	At Maximum ($)
Mr. Delie	3,173,642	3,678,869
Mr. Calabrese	1,240,905	1,421,580
Mr. Williams	220,876	386,532
Mr. Guerrieri	182,701	319,727
Mr. Moorehead	70,646	123,631
Mr. Robinson	68,957	120,674

All restricted stock earns cash dividends that are reinvested into additional shares of our common stock under the F.N.B. Corporation Dividend Reinvestment and Direct Stock Purchase Plan (“DRP”). These reinvested shares are subject to the same restrictions and vesting schedule as the underlying restricted stock. The amount for Mr. Delie also includes stock awards valued at $44,743 for service as a director in 2015 that vested immediately upon grant. (See the narrative under Executive Directors in the section of this proxy statement discussing Director Compensation.)

(3)

Amount earned by the NEO as an annual incentive bonus under our EIC Plan, based upon the Company’s performance. The EIC Plan is discussed in further detail in the Compensation Discussion and Analysis under the heading Annual Incentive Awards.

(4)

The amounts in this column reflect the actuarial change in the present value of the NEO’s benefit under all of our pension plans determined using interest rate and mortality rate assumptions consistent with those used in our financial statements and include amounts that the NEO may not currently be entitled to receive because such amounts are not vested. Our pension plans are described in the narrative accompanying the 2015 Pension Benefits table. Note that the change in values for Messrs. Delie, Calabrese and Guerrieri was actually a decrease of $5,045, $2,407 and $16,551, respectively. However, based on the SEC’s interpretive guidance, the amount shown in the 2015 Summary Compensation Table should not be less than $0. Therefore, the amount shown above for Messrs. Delie, Calabrese and Guerrieri is $0. We do not pay or provide above-market interest under Non-Qualified Deferred Compensation Plans.

(5)	Amounts in this column are explained in the 2015 Other Compensation Table and the 2015 Perquisites Table that follow the 2015 Summary Compensation Table.

(6)	Mr. Williams retired from the company, effective September 4, 2015.

(7)	Messrs. Moorehead and Robinson became executive officers in 2015; therefore, we have not reported their 2014 or 2013 compensation.

2015 Other Compensation Table

The following table reflects the items included in the All Other Compensation column of the 2015 Summary Compensation Table shown above.

Name	Perquisites ($)	401(k) Match and Company Contributions ($)	Lost Match ($)(1)	Excess Liability Insurance Premium ($)	Other ($)(2)	Total All Other Compensation ($)
Vincent J. Delie, Jr.	59,868	24,823	116,533	358	0	201,582
Vincent J. Calabrese, Jr.	38,329	24,823	35,587	358	0	99,097
John C. Williams, Jr.	22,341	24,823	27,090	358	30,000	104,612
Gary L. Guerrieri	28,644	24,823	26,264	358	0	80,089
Robert M. Moorehead	11,699	24,823	14,717	358	7,200	58,797
Barry C. Robinson	0	24,823	9,290	358	0	34,471

(1)	This amount reflects Company contributions during the year to the ERISA Excess Lost Match Plan as more fully described in the narrative accompanying the 2015 Non-Qualified Deferred Compensation Table.

(2)

The amount reported as “Other” represents consulting fees Mr. Williams received under an Independent Contractor Agreement, dated September 10, 2015, by and between First National Bank of Pennsylvania and Mr. Williams. The amount reported as “Other” for Mr. Moorehead represents a car allowance from the Company.

2015 Perquisites Table(1)

The NEOs receive various perquisites provided by or paid for by us pursuant to our policies or individual agreements with the executive. SEC rules require disclosure of the perquisites and other personal benefits, securities or property for an NEO unless the amount of that type of compensation is less than $10,000 in the aggregate.

The following table reflects the perquisites included in the All Other Compensation column of the 2015 Summary Compensation Table shown above:

Name	Club Dues ($)	Company Provided Automobiles ($)(2)	Financial Planning ($)	Other ($)(3)	Total Perquisites Included in All Other Compensation ($)
Vincent J. Delie, Jr.	19,548	23,882	14,000	2,438	59,868
Vincent J. Calabrese, Jr.	10,665	13,664	14,000	0	38,329
John C. Williams, Jr.	6,721	0	14,000	1,620	22,341
Gary L. Guerrieri	11,683	14,324	0	2,637	28,644
Robert M. Moorehead	9,779	0	0	1,920	11,699
Barry C. Robinson	0	0	0	0	0

(1)	The NEOs pay taxes on these perquisites in accordance with applicable sections of the Code.

(2)

The valuation of the company provided automobiles was calculated as our current year depreciation or leasing expense for the automobile plus all costs incurred related to the automobile (including, but not limited to, the cost of insurance, gas, car washes, repairs, registration and inspection fees), less our mileage reimbursement allowance for business miles driven by employees who use their own automobile for business purposes.

(3)

The amount reported as “Other” represents the cost of an executive physical and Company-paid parking fees for Messrs. Delie and Williams; the cost of an executive physical for Mr. Guerrieri, and the cost of Company-paid parking fees for Mr. Moorehead.

The foregoing 2015 Summary Compensation Table and its sub-tables do not include certain fringe benefits generally made available on a non-discriminatory basis to all of our salaried employees such as group health insurance, dental insurance, vision insurance, life insurance, accidental death and dismemberment insurance and long-term disability insurance, which we consider to be ordinary and incidental business costs and expenses.

In 2010, the Committee made a policy decision that we will not provide tax gross-ups in any new or amended employment agreements.

Mr. Delie became CEO in 2012 and entered into his employment agreement with us and FNBPA on December 15, 2010. Mr. Delie’s contract has an initial term of three years and, unless sooner terminated, automatically extends for one year on the anniversary of the commencement date. Either party may terminate the automatic renewal provision by providing the other party with 30 days advance written notice of non-renewal prior to the anniversary of the commencement date. Currently, Mr. Delie’s employment agreement runs through December 2018. Under the terms of the agreement, Mr. Delie is entitled to receive a base salary that may be increased from time to time as determined by the Committee. Additionally, in 2015, Mr. Delie was eligible to participate in our annual incentive compensation plan at a target award level of 80% of his base salary. Thus, he had the possibility of achieving a bonus between 0% and 160% of his base salary. The severance and change in control provisions of Mr. Delie’s employment agreement are described below under 2015 Potential Payments Upon Termination or Change in Control.

Mr. Calabrese serves as our CFO and entered into the employment agreement, the amounts for which are detailed in the 2015 Summary Compensation Table, with FNBPA on February 21, 2013. The initial term of the agreement was for two years, and automatically extends for a one-year period on each anniversary of its commencement date unless sooner terminated. Either party may terminate the automatic renewal of the agreement by providing the other with 60 days advance written notice of non-renewal. Mr. Calabrese’s contract runs through February 2018. Under the terms of the agreement, Mr. Calabrese receives a base salary that may be increased from time to time as determined by the Committee. Additionally, Mr. Calabrese is eligible to participate in our annual incentive compensation and bonus plans at the discretion of the Committee with a target award level of 60% of base salary for 2015. Thus, he had the possibility of achieving a bonus between 0% and 120% of his base salary. The severance and change in control provisions of Mr. Calabrese’s employment agreement are described in the narrative accompanying the 2015 Potential Payments Upon Termination or Change in Control tables.

Mr. Williams was the President of FNBPA and entered into an employment agreement with FNBPA on February 21, 2013. The initial term of the agreement was for two years and automatically extended for one year on its anniversary, unless sooner terminated. Mr. Williams retired in September 2015 and thus terminated the agreement. Mr. Williams received a base salary and was eligible to participate in our annual incentive compensation and bonus plans at the discretion of the Committee with a target award level of 60% of base salary for 2015. Thus, he had the possibility of achieving a bonus between 0% and 120% of his base salary. The 2015 Potential Payments Upon Termination or Change in Control Table shows the benefits Mr. Williams was entitled to at retirement under the contract.

Mr. Guerrieri serves as our Chief Credit Officer. He entered into an employment contract with FNBPA on January 25, 2002. Mr. Guerrieri’s contract had an initial term of two years and automatically extends for a one year period on the anniversary of its commencement date, unless either party terminates the contract sooner. Either party may terminate the automatic renewal of the agreement by providing the other 60 days advance written notice of non-renewal. Mr. Guerrieri’s contract runs through January 2018. Under the terms of the agreement, Mr. Guerrieri receives a base salary, as reflected in the 2015 Summary Compensation Table that may be increased from time to time as determined by the Committee. Mr. Guerrieri is also eligible to participate in our annual incentive compensation and bonus plans at the Committee’s discretion. Mr. Guerrieri’s target award level for annual incentive compensation was 50% of his base salary for 2015. Thus, he has the possibility of achieving a bonus between 0% and 100% of his base salary. The severance and change in control provisions of Mr. Guerrieri’s employment agreement are described in the narrative accompanying the 2015 Potential Payments Upon Termination or Change in Control tables. In December 2008, and December 2012, we amended Mr. Guerrieri’s contract in order to ensure compliance with and clarify certain points related to Code Section 409A.

Messrs. Moorehead and Robinson became Section 16 officers in December 2015. Mr. Moorehead is our Chief Wholesale Banking Officer and entered into his current employment agreement on September 10, 2015. Mr. Robinson serves as our Chief Consumer Banking Officer and entered into his current employment agreement on November 4, 2015. The agreements are for an initial term of two years and automatically renew. Under the terms of the contracts, Messrs. Moorehead and Robinson receive base salaries as reflected in the 2015 Summary Compensation Table that may be increased from time to time as determined by the Committee. They are eligible to participate in our annual incentive compensation and bonus plans at the Committee’s discretion. Their target award level for annual incentive compensation in 2015 was 50% of base salary with the possibility of achieving between 0% and 100% of base salary. The severance and change-in-control provisions of Messrs. Moorehead and Robinson’s employment agreements are described in the narratives accompanying the 2015 `Potential Payments Upon Termination or Change In Control tables.

2015 Grants of Plan-Based Awards

The following table sets forth grants of plan-based awards to the NEOs for 2015:

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units (#)(3)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(4)
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Vincent J. Delie, Jr.	4/01/2015	0	724,013	1,448,026	12,758	51,033	89,308	25,136	0	0	1,003,923
	12/16/2015	0	0	0	0	186,707	186,707	0	0	0	2,500,007
Vincent J. Calabrese, Jr.	4/01/2015	0	267,005	534,010	4,563	18,250	31,938	8,989	0	0	359,015
	12/16/2015	0	0	0	0	74,683	74,683	0	0	0	1,000,005
John C. Williams, Jr.	4/01/2015	0	182,030	364,060	4,183	16,733	29,283	8,242	0	0	329,175
Gary L. Guerrieri	4/01/2015	0	180,000	360,000	3,460	13,841	24,222	6,818	0	0	272,290
Robert M. Moorehead	4/01/2015	0	115,106	230,212	1,338	5,352	9,366	2,636	0	0	105,283
Barry C. Robinson	4/01/2015	0	111,387	222,774	1,306	5,224	9,142	2,573	0	0	102,766

(1)

The amounts shown represent the threshold, target and maximum amounts to be earned by the NEO under the annual incentive compensation program based upon our performance during 2015. The amounts actually earned for 2015 were above the target and are reflected in the Non-Equity Incentive Plan Compensation column of the 2015 Summary Compensation Table.

(2)

For awards granted April 1, 2015, the amounts shown represent the threshold, target and maximum unit amounts that could be earned by the NEO under performance-based restricted stock unit awards based upon the Company’s performance during the three-year performance period commencing April 1, 2015, and ending March 31, 2018, provided the NEO remains continuously employed through the April 1, 2018, vesting date. For awards granted December 16, 2015, the amounts shown represent the threshold, target and maximum unit amounts that could be earned by the NEO under performance-based restricted stock unit awards based upon the Company’s performance during the three-year performance period commencing January 1, 2016, and ending December 31, 2018, provided the NEO remains continuously employed through the January 16, 2019, vesting date. As of December 31, 2015, we believe that it is probable that we will achieve the performance conditions between the target and the maximum levels for the awards granted April 1, 2015, and at the target level for the awards granted December 16, 2015. If we meet the performance conditions, and the NEO terminates service prior to the vesting date, the program may provide partial vesting depending on the reason for termination as more particularly detailed in the 2015 Potential Payments Upon Termination or Change in Control tables. In 2015, the awards were in restricted stock units as more particularly described in the Long-Term Awards Section above.

(3)	The amount shown represents the number of service-based restricted stock units granted April 1, 2015, which will vest if the NEO remains continuously employed until the April 1, 2018, vesting date.

(4)

The amount shown represents the grant date fair value as determined under ASC Topic 718 of all service-based restricted stock unit awards and all performance-based restricted stock unit awards, assuming payout at target levels, granted in 2015.

Participants who terminate service prior to year-end are not eligible for annual incentive compensation under the program. In the event of death, disability or retirement (i.e., age 55 with five years of service) during the year or before we make payment of the annual incentive award amount, the Committee may approve a discretionary pro-rata award. The program provides for payment in the case of a change in control as more particularly detailed in the 2015 Potential Payments Upon Termination or Change in Control tables.

We issue service-based and performance-based awards in the form of restricted stock units that earn dividend equivalents that are subject to the same restrictions and vesting schedule as the underlying restricted stock units. The program allows for accelerated or pro-rated vesting of the restricted stock units in the case of death, disability, retirement, or change in control as more particularly detailed in the 2015 Potential Payments Upon Termination or Change in Control tables.

There are 2,062,471 shares remaining available for awards under the 2007 Plan, which represent 1.2% of the outstanding shares of our common stock.

2015 Outstanding Equity Awards at Fiscal Year-End(1)

The following table sets forth certain information summarizing the outstanding equity awards of each NEO as of December 31, 2015.

	Option Awards(2)					Stock Awards(3)
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options(#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested(4) (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested(5) (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Vincent J. Delie, Jr.	0	0	0	0	n/a	107,492	1,433,943	324,550	4,329,497
Vincent J. Calabrese, Jr.	0	0	0	0	n/a	31,913	425,719	123,799	1,651,479
John C. Williams, Jr.	0	0	0	0	n/a	19,760	263,598	28,996	386,807
Gary L. Guerrieri	0	0	0	0	n/a	28,994	386,780	41,504	553,663
Robert M. Moorehead	0	0	0	0	n/a	12,908	172,193	16,413	218,949
Barry C. Robinson	0	0	0	0	n/a	12,780	170,485	16,063	214,280

(1)	All awards were made under the 2007 Plan.

(2)

Options may be granted under the 2007 Plan with up to a ten-year expiration date and with a strike price of no less than 100% of the closing sales price of our common stock on the NYSE on the business day preceding the award date. Options cannot be transferred or assigned by a participant under the 2007 Plan, other than by will or pursuant to the laws of succession. We have not issued stock options for any year reported in the 2015 Summary Compensation Table.

(3)

Stock Awards are shares of common stock awarded under the 2007 Plan subject to a restriction period and/or satisfaction of one or more performance-based criteria, as determined by the Committee. Unless otherwise determined by the Committee, if a participant terminates employment with us or our subsidiaries for a reason other than retirement, disability, death or change in control, as detailed in the 2015 Potential Payments Upon Termination or Change in Control tables, before the expiration of the applicable restriction period, the participant will forfeit any restricted shares or units that are still subject to a restriction. When restricted stock or units vest, the participant recognizes ordinary income on the then market value of the shares, and we receive a tax deduction in that same amount.

(4)

Restricted stock units in this column consist of all service-based restricted shares outstanding and performance-based restricted stock units that will vest if the NEO remains employed on the vesting date because we already have met the performance thresholds. These restricted stock units and shares, as applicable, vested or are scheduled to vest as follows:

Vesting Date	Mr. Delie	Mr. Calabrese	Mr. Williams	Mr. Guerrieri	Mr. Moorehead	Mr. Robinson
January 16, 2016	28,136	4,096	0	4,096	2,048	2,048
March 1, 2016	33,318	11,001	11,001	11,001	5,501	5,501
April 1, 2016	0	0	8,759	0	0	0
April 1, 2017	20,221	7,583	0	6,894	2,651	2,588
April 1, 2018	25,817	9,233	0	7,003	2,708	2,643

(5)

Restricted stock shares in this column consist of Performance-Based Awards for fiscal years 2013 through 2015 and are reported assuming that the Company will achieve its performance goals between threshold and target for the 2013 Performance-Based Awards; assuming that the Company will achieve its performance goals between target and maximum for the 2014 and 2015 Performance-Based Awards; and assuming that the Company will achieve its performance goals at target for the supplemental Performance-Based Awards granted to Messrs. Delie and Calabrese in December 2015. Based on these assumptions, these restricted stock units are scheduled to vest as follows:

Vesting Date	Mr. Delie	Mr. Calabrese	Mr. Williams	Mr. Guerrieri	Mr. Moorehead	Mr. Robinson
March 1, 2017	13,435	3,583	3,583	3,583	1,792	1,792
April 1, 2017	59,938	22,477	22,477	20,435	7,859	7,671
April 1, 2018	64,470	23,056	2,936	17,486	6,762	6,600
January 16, 2019	186,707	74,683	0	0	0	0

2015 Option Exercises and Stock Vested(1)

The following table contains information concerning the aggregate option exercises and the vesting of restricted stock by the NEOs in 2015.

	Option Awards		Stock Awards(2)
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Vincent J. Delie, Jr.	0	0	52,923	656,661
Vincent J. Calabrese, Jr.	0	0	17,486	220,713
John C. Williams, Jr.	0	0	21,545	271,064
Gary L. Guerrieri	0	0	17,486	220,713
Robert M. Moorehead	0	0	8,323	104,963
Barry C. Robinson	0	0	8,744	110,364

(1)	All awards were made under the 2007 Plan.

(2)	The amount included in the table above reflects a value realized upon vesting by multiplying the number of shares of stock by the market value of the underlying shares on the vesting date.

2015 Pension Benefits

The following table contains information concerning the pension benefits for each NEO as of December 31, 2015:

Name	Plan Name	Number of Years Credited Service (#)(3)	Present Value of Accumulated Benefit ($)(4)	Payments During Last Fiscal Year ($)
Vincent J. Delie, Jr.(1)	F.N.B. Corporation Retirement Income Plan F.N.B. Corporation ERISA Excess Retirement Plan	5.17 5.17	98,722 35,539	0 0
Vincent J. Calabrese, Jr.(1)	F.N.B. Corporation Retirement Income Plan F.N.B. Corporation ERISA Excess Retirement Plan	3.75 3.75	71,771 5,565	0 0
John C. Williams, Jr.(2)	n/a	n/a	0	0
Gary L. Guerrieri	F.N.B. Corporation Retirement Income Plan F.N.B. Corporation ERISA Excess Retirement Plan F.N.B. Corporation Basic Retirement Plan	24.17 24.17 22.17	575,915 93,667 55,501	0 0 0
Robert M. Moorehead(2)	n/a	n/a	0	0
Barry C. Robinson(2)	n/a	n/a	0	0

(1)	Messrs. Calabrese and Delie do not participate in the BRP.

(2)

Messrs. Williams, Moorehead and Robinson do not participate in the RIP, BRP or the Excess Plan as we froze those plans to new participants before Mr. Williams, Mr. Moorehead and Mr. Robinson commenced employment with us.

(3)	Our pension plans do not provide credit for additional years of service to any of the NEOs.

(4)

For the RIP, the Excess Plan and the BRP, the present value of accumulated benefits reflected above was determined using the same assumptions as used for the December 31, 2015, financial statement disclosures, except assuming retirement at the normal retirement age of 65. We have assumed a discount rate of 4.25% for the RIP and 3.80% for the BRP and the Excess Plan. For post-retirement mortality, we are using the 2007 base rates from RP-2014 projected linearly to 2017 to a long-term improvement of 0.8% (grading down linearly to 0.0% from ages 85 to 95).

The following is a summary of our qualified and non-qualified plans mentioned in the 2015 Pension Benefits table:

Retirement Income Plan

Until 2008, the RIP, a traditional defined benefit plan qualified under the Code and subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), was available to all salaried employees, except FNIA employees. In 2007, we closed the RIP to employees who commenced employment with us or our affiliates on or after January 1, 2008, and in 2010, we froze the plan and we have not made accruals for participants after December 31, 2010. The RIP provides for benefit payments in the form of a lifetime annuity with five years guaranteed and provides the participant with the ability to select from several choices for the form of the annuity. The election that the participant chooses may affect the amount of the annual benefit as reflected in the 2015 Pension Benefits table. Effective January 1, 2007, we amended the plan such that the benefit is calculated in two pieces. First, for the period worked by a participant prior to January 1, 2007, (“Pre-2007 Benefit”) the annual annuity benefit is payable without reduction to participants with five years of service who retire after age 62 and is calculated by multiplying each participant’s final average base salary by 1.2% plus, if appropriate, 0.5% of the participant’s final average base salary that is in excess of covered compensation (as defined in Section 401(1)(5)(E) of the Code), with the sum being multiplied by the participant’s years of credited service, not to exceed 25 years including service through December 31, 2006. A participant’s final average base salary is calculated using the highest 60 consecutive months of base salary, not including incentive compensation, within the last 120 months of the participant’s service with us or our affiliates prior to January 1,

2007. The Pre-2007 Benefit was frozen as of December 31, 2006. Beginning in 2007, we calculated each participant’s benefit by adding the Pre-2007 Benefit to the benefit determined under the post-2007 formula detailed below. For 2007 through 2010 (“Post-2007 Benefit”), we calculated each participant’s annual retirement benefit by taking the participant’s total pay earned from January 1, 2007, through December 31, 2010, and multiplying it by 1%. The benefit earned after 2007 is payable without reduction to participants who retire on or after age 65. The RIP provides for cliff vesting after five years of employment. The RIP provides for an early commencement reduction factor that decreases as the participant’s age approaches the normal retirement age of 62 for the Pre-2007 Benefit and 65 for the Post-2007 Benefit. The early reduction factor is multiplied by the participant’s benefit as determined by the RIP to arrive at the reduced benefit.

ERISA Excess Retirement Plan

The Excess Plan is a non-qualified plan under ERISA and was available to all participants of the RIP until December 31, 2010, when we ceased all future accruals. The Excess Plan provides retirement benefits equal to the difference, if any, between the maximum benefit allowable under the Code and the amount that would be provided under the RIP formula if the Code did not impose limits on the amount of compensation included for purposes of calculating a qualified plan benefit. The Excess Plan provides the full amount of benefit that would have been paid under the formula of the RIP but for the Code limits, reduced by the amount of benefit that is actually provided by the RIP. The participant’s rights to benefits under the Excess Plan cliff vest at 100% if the participant terminates service due to death, after a “change in control” (as defined in the Excess Plan), or upon retirement on or after reaching age 55 with five years of service. Benefits are payable either in an annuity or a lump sum depending upon the reason for termination, with payments commencing the first day of the month following six months after the participant separates from service.

Basic Retirement Plan

The BRP is a separate supplemental executive retirement benefit plan, currently only applicable to Mr. Guerrieri. Effective December 31, 2008, we amended the BRP such that there will not be any new participants in the plan and no additional accruals for existing participants. Officers participating in the BRP receive a benefit based on a target benefit percentage that is based on the officer’s years of service at retirement. The target percentages are based upon the tier assigned to the participant by the Committee. The tier percentages are as follows: Tier 1, 3.00% for each of the first ten years of employment, plus 1.50% for each of the next ten years of employment, plus 0.75% for each of the next ten years of employment; Tier 2, 3.50% for each of the first ten years of employment, plus 2.00% for each of the next ten years of employment, plus 0.75% for each of the next ten years of employment.

When a participant retires, the benefit under the BRP is a monthly benefit equal to the participant’s aggregate target benefit percentage multiplied by the participant’s highest average monthly cash compensation including bonuses during five consecutive calendar years within the last ten calendar years of employment before 2009. This monthly benefit is reduced by the monthly benefit the participant receives from the Social Security Administration, the RIP, the Excess Plan, and the annuity equivalent of the automatic contributions paid to participants under the 401(k) and Lost Match Plans.

The participant’s rights to benefits under the BRP vest at 100% if the participant terminates service due to death, disability, after a “change in control” (as defined in the BRP), or normal retirement (age 65). The BRP contains a provision for reducing the basic benefit if the participant retires prior to normal retirement but on or after early retirement (age 55 with five years of service). A participant forfeits benefits in the event we terminate the participant’s employment for cause or a participant voluntarily terminates employment prior to early retirement.

2015 Non-Qualified Deferred Compensation

The following table contains information concerning the non-qualified deferred compensation plan account balances for each NEO for 2015. All contributions are under the ERISA Excess Lost Match Plan as described below.

Name	Executive Contributions in Last FY ($)	Company Contributions in Last FY ($)(1)	Aggregate Earnings in Last FY ($)(2)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)(3)
Vincent J. Delie, Jr.	0	116,533	2,883	0	330,371
Vincent J. Calabrese, Jr.	0	35,587	884	0	104,909
John C. Williams, Jr.	0	27,090	827	0	92,414
Gary L. Guerrieri	0	26,264	686	0	81,541
Robert M. Moorehead	0	14,717	282	0	36,767
Barry C. Robinson	0	9,290	295	0	35,616

(1)

Note that the amount of our contributions is also included in the All Other Compensation column of the 2015 Summary Compensation Table. These contributions are not in addition to the amount reported there.

(2)	This plan does not provide for above-market interest.

(3)

Our contributions during each fiscal year have historically been reported in the Summary Compensation Table for each year in which the NEO was considered such, and aggregate earnings during the fiscal year have been historically excluded from the Summary Compensation Table. Additionally, the amounts reflected represent the NEO’s entire balance under this plan which is fully vested.

The amounts reflected in the 2015 Non-Qualified Deferred Compensation table were contributed to accounts for the NEOs under the ERISA Excess Lost Match Plan. The ERISA Excess Lost Match Plan provides for Company contributions, equal to the difference, if any, between the maximum benefit allowable under the Code and the amount that would be provided under the 401(k) Plan if the IRS did not impose contribution or pay limitations. Under the ERISA Excess Lost Match Plan, the amount credited to the participant’s account accrues interest at the rate set by FNBPA as its highest interest rate on the first day of the year on the longest term IRA account that it offers. The benefit is then paid as a single lump sum on the first of the month following six months after the participant terminates employment.

We also maintain a deferred compensation plan known as the F.N.B. Corporation Non-Qualified Deferred Compensation Plan (the “Deferred Compensation Plan”). The Committee may select a group of management employees to participate in the plan. The Deferred Compensation Plan provides participants the ability to defer into the plan a portion of his or her annual cash compensation, including 50% of base salary and 100% of any annual incentive compensation he or she would otherwise receive to help postpone and minimize taxes while accumulating capital on a pre-tax basis until termination of employment. A participant may elect to defer his or her compensation into a fixed interest rate option, with the interest rate determined by the Committee. Currently, there are no participants in the Deferred Compensation Plan.

2015 Potential Payments Upon Termination or Change in Control

Our current NEOs are each a party to an employment agreement that provides for certain salary and benefits upon termination of employment under various scenarios. The agreements are all described more fully in the narrative and tables below. The tables below set forth the estimated current value of benefits that could be paid to each of our NEOs upon various termination events. The actual amounts paid upon any of these termination events will only be known at the time that the benefits become payable. The tables reflect the amounts that could be payable under the various arrangements if the event in question occurred as of December 31, 2015. The NEOs’ employment agreements do not provide for any additional payments or benefits in the event of a voluntary termination of employment by the executive without good reason or an involuntary termination by us for cause. Under those scenarios, the NEOs are only entitled to their accrued and unpaid obligations, such as salary, unused vacation, and vested benefits. The following tables contain common information about our qualified and non-qualified plans and policies, as well as assumptions used by us in arriving at the amounts contained in the tables. To the extent the information is common it is contained in the endnotes to the 2015 Potential Payments Upon Termination or Change in Control tables and is indicated by letters.

2015 POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN

CONTROL – VINCENT J. DELIE, JR.

Executive Benefits and Payments Upon Termination	Retirement ($)	Change in Control — Termination ($)	Change in Control — No Termination ($)	Good Reason or Involuntary Not for Cause Termination ($)	Death ($)	Disability ($)
Compensation:
Base Salary Continuation(1)	0	2,715,048	0	2,715,048	0	612,516
Executive Incentive Compensation(a)(2)	0	993,635	993,635	0	993,635	993,635
Bonus(1)	0	2,219,119	0	2,219,119	0	0
Restricted Stock:
Unvested and Accelerated(b)(2)	0	5,467,071	2,976,399	0	5,467,071	2,249,733
Benefits and Perquisites:
Accrued Vacation(c)	45,251	45,251	0	45,251	45,251	45,251
Post-Termination Health Care(3)	0	38,765	0	38,765	0	0
401(k) Plan(d)(4)	211,094	211,094	0	211,094	211,094	211,094
RIP(e)(4)	0	98,722	0	98,722	79,351	98,722
Excess Plan(f)(5)	0	27,079	0	0	26,904	35,539
ERISA Excess Lost Match Plan(6)	330,371	330,371	0	330,371	330,371	330,371
Total:	586,716	12,146,155	3,970,034	5,658,370	7,153,677	4,576,861

(1)

In the event that we terminate Mr. Delie’s employment without cause, or if he terminates his employment for good reason, he is entitled to base salary continuation and a bonus payment for three years. In the event of a change in control resulting in his termination, he is entitled to three times his base salary plus a bonus amount payable immediately as a lump sum. The bonus amount is calculated by taking the average of the annual amounts paid, whether paid in cash, company stock or other form, to Mr. Delie as a bonus for the last three completed fiscal years. In the event of disability, he is entitled to the amount set forth in our Officers’ Disability salary continuation program. In the case of termination for any other reason, Mr. Delie is not entitled to any additional amounts.

(2)	Based on Mr. Delie’s age and length of service, he is not eligible for retirement; therefore, in the case of retirement, no benefit is immediately payable.

(3)

In the event that we terminate Mr. Delie’s employment without cause, or if he terminates his employment for good reason, he is entitled to continue to participate in our group health plan on the same terms and at the same cost as active employees for 36 months or until he first becomes eligible for coverage under any group health plan of another employer. In the case of termination for any other reason, Mr. Delie is not entitled to any additional amounts.

(4)	Mr. Delie is 100% vested in his benefit under this plan.

(5)	Based on Mr. Delie’s age and length of service, he is 0% vested in his benefit under this plan, but will become 100% vested in this plan in the event of death, disability or upon a change in control.

(6)

Mr. Delie is 100% vested in his benefit under this plan. The amounts reflected represent the cash value of Mr. Delie’s account balance under this plan as of December 31, 2015. Upon termination of employment for any reason, Mr. Delie is entitled to receive a lump sum distribution of his entire account balance under this plan on the first of the month following six months from his termination of employment. In the case of a change in control that does not result in termination, no benefit is immediately payable.

Mr. Delie’s employment agreement does not provide for any additional benefits, other than the payment of accrued and unpaid obligations existing at the time of a voluntary termination of employment by Mr. Delie without good reason or by us for cause. Mr. Delie’s agreement allows him to terminate the agreement for good reason and obtain the same termination benefits as if he was terminated by the Company for a reason other than cause. Under the terms of his agreement, good reason exists if Mr. Delie experiences any of the following: reduction in base salary, unless the reduction is less than 10% and part of an overall reduction; a material diminution in compensation and benefits unless part of an overall reduction; a material diminution of his authority, duties and responsibilities; a change of material duties that are inconsistent with the position; a material diminution of the budget over which he maintains control; relocation of his office more than 50 miles from both Pittsburgh and Hermitage, Pennsylvania; or there occurs material diminution of the duties of his supervisor or a material breach of the agreement by us. Mr. Delie’s contract does not provide a gross-up under Section 280G of the Code.

For purposes of Mr. Delie’s and all other NEO’s employment agreements, “change in control” means any merger or consolidation with another corporation, and as a result of such merger or consolidation, our shareholders as of the day preceding such transaction will own less than 51% of the outstanding voting securities of the surviving corporation, or in the event that there is (in a single transaction or series of related transactions) a sale or exchange of 80% or more of our common stock for securities of another entity in which our shareholders will own less than 51% of such entity’s outstanding voting securities, or in the event of the sale of a substantial portion of our assets (including the capital stock we own in our subsidiaries) to an unrelated third party.

2015 POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN

CONTROL — VINCENT J. CALABRESE, JR.

Executive Benefits and Payments Upon Termination	Retirement ($)	Change in Control — Termination ($)	Change in Control — No Termination ($)	Good Reason or Involuntary Not for Cause Termination ($)	Death ($)	Disability ($)
Compensation:
Base Salary Continuation(1)	0	1,335,024	0	1,335,024	0	244,758
Executive Incentive Compensation(a)(2)	0	366,438	366,438	0	366,438	366,438
Bonus(1)	0	783,307	0	783,307	0	0
Restricted Stock:
Unvested and Accelerated(b)(2)	0	1,948,987	952,716	0	1,948,987	713,337
Benefits and Perquisites:
Accrued Vacation(c)	19,683	19,683	0	19,683	19,683	19,683
Post-Termination Health Care(3)	0	38,765	0	38,765	0	0
401(k) Plan(d)(4)	195,515	195,515	0	195,515	195,515	195,515
RIP(e)(4)	0	71,771	0	71,771	55,708	71,771
Excess Plan(f)(5)	0	4,387	0	0	4,197	5,565
ERISA Excess Lost Match Plan(6)	104,909	104,909	0	104,909	104,909	104,909
Total:	320,107	4,868,786	1,319,154	2,548,974	2,695,437	1,721,976

(1)

In the event that we terminate Mr. Calabrese’s employment without cause or if he terminates his employment for good reason, he is entitled to base salary continuation and a bonus payment for three years. In the event of a change in control resulting in his termination, he is entitled to three times his base salary plus a bonus amount payable immediately as a lump sum. The bonus amount is calculated by taking the average of the annual amounts paid, whether paid in cash, company stock or other form, to Mr. Calabrese as a bonus for the last three completed fiscal years. In the event of disability, he is entitled to the amount set forth in our Officers’ Disability salary continuation program. In the case of termination for any other reason, Mr. Calabrese is not entitled to any additional amounts.

(2)	Based on Mr. Calabrese’s age and length of service, he is not eligible for retirement; therefore, in the case of retirement, no benefit is immediately payable.

(3)

In the event that we terminate Mr. Calabrese’s employment without cause, or if he terminates his employment for good reason, he is entitled to continue to participate in our group health plan on the same terms and at the same cost as active employees for 36 months or until he first becomes eligible for coverage under any group health plan of another employer. In the case of termination for any other reason, Mr. Calabrese is not entitled to any additional amounts.

(4)	Mr. Calabrese is 100% vested in his benefit under this plan.

(5)

Based on Mr. Calabrese’s age and length of service, he is 0% vested in his benefit under this plan, but will become 100% vested in this plan in the event of death, disability or upon a change in control.

(6)

Mr. Calabrese is 100% vested in his benefit under this plan. The amounts reflected represent the cash value of Mr. Calabrese’s account balance under this plan as of December 31, 2015. Upon termination of employment for any reason, Mr. Calabrese is entitled to receive a lump sum distribution of his entire account balance under this plan on the first of the month following six months from his termination of employment. In the case of a change in control that does not result in termination, no benefit is immediately payable.

Mr. Williams retired from the Company on September 4, 2015. As a result of his retirement, Mr. Williams received the following:

2015 POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN

CONTROL — JOHN C. WILLIAMS, JR.

Executive Benefits and Payments Upon Termination	Retirement ($)
Compensation:
Executive Incentive Compensation(a)(1)	249,818
Restricted Stock:
Unvested and Accelerated(b)(2)	650,389
Benefits and Perquisites:
401(k) Plan(d)(3)	170,572
ERISA Excess Lost Match Plan(4)	92,414
Total:	1,163,193

(1)	This amount is also reflected in the 2015 Summary Compensation Table.

(2)

Based on Mr. Williams’ age and length of service, he was eligible for normal retirement under the 2007 Plan. The amount reflected represents the value of restricted stock awards that vested upon normal retirement. Refer to the endnotes to these tables regarding share distribution.

(3)	Mr. Williams was 100% vested in his benefit under this plan.

(4)

Mr. Williams was 100% vested in his benefit under this plan. The amounts reflected represent the cash value of Mr. Williams’ account balance under this plan as of December 31, 2015. Mr. Williams is entitled to receive a lump sum distribution of his entire account balance under this plan on the first of the month following six months from his termination of employment.

2015 POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN

CONTROL — GARY L. GUERRIERI

Executive Benefits and Payments Upon Termination	Retirement ($)	Change in Control — Termination ($)	Change in Control — No Termination ($)	Good Reason Termination(1) ($)	Involuntary Not for Cause Termination ($)	Death ($)	Disability ($)
Compensation:
Base Salary Continuation(1)	0	720,000	0	554,493	720,000	0	198,000
Executive Incentive Compensation(a)(2)	0	247,032	247,032	247,032	0	247,032	247,032
Restricted Stock:
Unvested and Accelerated(b)(2)	531,556	834,711	834,711	834,711	531,556	834,711	639,933
Benefits and Perquisites:
Accrued Vacation(c)	31,154	31,154	0	31,154	31,154	31,154	31,154
Post-Termination Health Care(3)	0	946	0	0	946	0	0
401(k) Plan(d)(4)	272,367	272,367	0	272,367	272,367	272,367	272,367
RIP(e)(4)	416,598	416,598	0	416,598	416,598	387,539	575,915
Excess Plan(f)(4)	62,251	58,376	0	62,251	62,251	57,598	93,667
BRP(f)(4)	50,551	47,404	0	50,551	50,551	48,064	55,501
ERISA Excess Lost Match Plan(5)	81,541	81,541	0	81,541	81,541	81,541	81,541
Total:	1,446,018	2,710,129	1,081,743	2,550,698	2,166,964	1,960,006	2,195,110

(1)

In the event that we terminate Mr. Guerrieri’s employment without cause, he is entitled to base salary continuation for two years. In the event that Mr. Guerrieri voluntarily terminates his employment within 90 days of a change in control, he is entitled to a cash payment, equal to one times his base amount as defined in Section 280(G)(b)(3) of the Code, paid in three equal installments with the first payment to be made on the effective date of his termination of employment, the second payment to be made on the last day of the sixth month following such effective date and the third payment to be made on the last day of the 12th month following such effective date. In the event of disability, he is entitled to the amount set forth in our Officers’ Disability salary continuation program. In the case of termination for any other reason, Mr. Guerrieri is not entitled to any additional amounts.

(2)

Based on Mr. Guerrieri’s age and length of service, he is eligible for early retirement under the 2007 Plan. In the case of retirement, the amount reflected represents the value of restricted stock awards that vest upon early retirement. Refer to the endnotes to these tables for when the shares would be distributed to Mr. Guerrieri.

(3)

In the event that we terminate Mr. Guerrieri’s employment without cause, he is entitled to an amount sufficient to pay COBRA premiums for medical insurance for 18 months less the amount that Mr. Guerrieri would have paid towards medical insurance if he were still employed during that time. In the case of termination for any other reason, Mr. Guerrieri is not entitled to any additional amounts.

(4)	Mr. Guerrieri is 100% vested in his benefit under this plan.

(5)

Mr. Guerrieri is 100% vested in his benefit under this plan. The amounts reflected represent the cash value of Mr. Guerrieri’s account balance under this plan as of December 31, 2015. Upon termination of employment for any reason, Mr. Guerrieri is entitled to receive a lump sum distribution of his entire account balance under this plan on the first of the month following six months from his termination of employment. In the case of a change in control that does not result in termination, no benefit is immediately payable.

Mr. Guerrieri’s employment agreement provides that Mr. Guerrieri may voluntarily terminate his employment after a change of control and receive a bonus payment payable in three installments equal to his Base Amount as defined in the Code. His contract does not provide for a gross-up under Section 280G of the Code. It was our intention when structuring the amendment to his agreement that any payments will comply with Code Section 409A. He is not entitled to any additional benefits other than accrued and unpaid obligations under a termination of employment voluntarily by Mr. Guerrieri or by the Company for cause. Mr. Guerrieri’s agreement provides for a reduction of certain amounts in the above tables after the first 12 months of payments if Mr. Guerrieri obtains new employment. Mr. Guerrieri’s employment agreement provides that upon a change in control, if the acquiring company terminates Mr. Guerrieri’s employment, Mr. Guerrieri may obtain employment with a competitive enterprise, which new employment would otherwise be restricted by the employment agreement, provided Mr. Guerrieri releases the acquiring company from any payment obligations under the terms of the employment agreement. “Change in control” has the same definition as noted above for Mr. Delie.

2015 POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN

CONTROL — ROBERT M. MOOREHEAD

Executive Benefits and Payments Upon Termination	Retirement ($)	Change in Control — Termination ($)	Change in Control — No Termination ($)	Good Reason(1) or Involuntary Not for Cause Termination ($)	Death ($)	Disability ($)
Compensation:
Base Salary Continuation(2)	0	630,000	0	630,000	0	173,250
Executive Incentive Compensation(a)(3)	0	170,370	170,370	0	170,370	170,370
Bonus(1)	0	304,913	0	304,913	0	0
Restricted Stock:
Unvested and Accelerated(b)(3)	0	353,113	353,113	0	353,113	273,798
Benefits and Perquisites:
Accrued Vacation(c)	12,115	12,115	0	12,115	12,115	12,115
Post-Termination Health Care(4)	0	19,161	0	19,161	0	0
401(k) Plan(d)(5)	98,846	98,846	0	98,846	98,846	98,846
RIP(e)(6)	0	0	0	0	0	0
ERISA Excess Lost Match Plan(7)	36,767	36,767	0	36,767	36,767	36,767
Total:	147,728	1,625,285	523,483	1,101,802	671,211	765,146

(1)

Amounts reported in this column apply to good reason termination within two years following a change in control. If Mr. Moorehead terminates his employment for good reason at any other time, he is not entitled to any additional amounts.

(2)

In the event we terminate Mr. Moorehead’s employment without cause, he is entitled to base salary continuation and a bonus payment for two years. In the event of a change in control resulting in his termination, or if he terminates his employment for good reason within two years of a change in control, he is entitled to two times his base salary, plus a bonus amount payable in a lump sum within 15 business days. The bonus amount is calculated by taking the average of the annual amounts paid, whether paid in cash, company stock or other form, to Mr. Moorehead as a bonus for the last three completed fiscal years. In the event of disability, he is entitled to the amount set forth in our Officers’ Disability salary continuation program. In the case of termination for any other reason, Mr. Moorehead is not entitled to any additional amounts.

(3)	Based on Mr. Moorehead’s age and length of service, he is not eligible for retirement; therefore, in the case of retirement, no benefit is immediately payable.

(4)

In the event that the Company terminates Mr. Moorehead’s employment without cause or following a change in control, or Mr. Moorehead terminates his employment for good reason within two years of a change in control, he is entitled to an amount sufficient to pay COBRA premiums for medical insurance, to the same extent as we contributed to such premium while he was an active employee, for the period beginning on the termination date and ending on the earlier of (a) the later of (x) the expiration of Mr. Moorehead’s, or his applicable dependents, as the case may be, COBRA coverage, or (y) the 24 month anniversary of his separation from service, or (b) the date Mr. Moorehead or such dependents, as the case may be, first become eligible for coverage under another group health plan of another employer. In the case of termination for any other reason, Mr. Moorehead is not entitled to any additional amounts.

(5)	Mr. Moorehead is 100% vested in his benefit under this plan.

(6)	Mr. Moorehead does not participate in this plan.

(7)

Mr. Moorehead is 100% vested in his benefit under this plan. The amounts reflected represent the cash value of Mr. Moorehead’s account balance under this plan as of December 31, 2015. Upon termination of employment for any reason, Mr. Moorehead is entitled to receive a lump sum distribution of his entire account balance under this plan on the first of the month following six months from his termination of employment. In the case of a change in control that does not result in termination, no benefit is immediately payable.

2015 POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN

CONTROL — BARRY C. ROBINSON

Executive Benefits and Payments Upon Termination	Retirement ($)	Change in Control — Termination ($)	Change in Control — No Termination ($)	Good Reason(1) or Involuntary Not for Cause Termination ($)	Death ($)	Disability ($)
Compensation:
Base Salary Continuation(2)	0	610,032	0	610,032	0	167,757
Executive Incentive Compensation(a)(2)	0	137,242	137,242	0	137,242	137,242
Restricted Stock:
Unvested and Accelerated(b)(3)	0	347,936	347,936	0	347,936	270,091
Benefits and Perquisites:
Accrued Vacation(c)	11,731	11,731	0	11,731	11,731	11,731
Post-Termination Health Care(4)	0	19,385	0	19,385	0	0
401(k) Plan(d)(5)	126,714	126,714	0	126,714	126,714	126,714
RIP(e)(6)	0	0	0	0	0	0
ERISA Excess Lost Match Plan(6)(7)	35,616	35,616	0	35,616	35,616	35,616
Total:	174,061	1,288,656	485,178	803,478	659,239	749,151

(1)

Amounts reported in this column apply to good reason termination within one year following a change in control. If Mr. Robinson terminates his employment for good reason at any other time, Mr. Robinson is not entitled to any additional amounts.

(2)

In the event that we terminate Mr. Robinson’s employment without cause or following a change in control, or if he terminates his employment for good reason within one year of a change in control, he is entitled to base salary continuation for two years. In the event of disability, he is entitled to the amount set forth in our Officers’ Disability salary continuation program. In the case of termination for any other reason, Mr. Robinson is not entitled to any additional amounts.

(3)	Based on Mr. Robinson’s age and length of service, he is not eligible for retirement; therefore, in the case of retirement, no benefit is immediately payable.

(4)

In the event that the Company terminates Mr. Robinson’s employment without cause or following a change in control, or Mr. Robinson terminates his employment for good reason within one year of a change in control, he is entitled to an amount sufficient to pay COBRA premiums for medical insurance, to the same extent as we contributed to such premium while he was an active employee, for 18 months or until Mr. Robinson or such dependents, as the case may be, first become eligible for coverage under another group health plan of another employer, if earlier. In the case of termination for any other reason, Mr. Robinson is not entitled to any additional amounts.

(5)	Mr. Robinson is 100% vested in his benefit under this plan.

(6)	Mr. Robinson does not participate in this plan.

(7)

Mr. Robinson is 100% vested in his benefit under this plan. The amounts reflected represent the cash value of Mr. Robinson’s account balance under this plan as of December 31, 2015. Upon termination of employment for any reason, Mr. Robinson is entitled to receive a lump sum distribution of his entire account balance under this plan on the first of the month following six months from his termination of employment. In the case of a change in control that does not result in termination, no benefit is immediately payable.

Messrs. Calabrese, Williams, Guerrieri, Moorehead and Robinson’s contracts do not provide for any additional benefits other than payment of accrued and unpaid obligations existing at the time of a voluntary termination of employment or by the Company for cause. Additionally, none of the NEOs are entitled to any type of gross-up under Section 280G of the Code. “Change in control” has the same definition as noted for Mr. Delie.

Endnotes to All 2015 Potential Payments Upon Termination or Change in Control Tables

(a) The amounts reflected in the Executive Incentive Compensation row represent the payout earned under the annual incentive portion of the 2007 Plan. We make the payout in a lump sum 60 days after the end of the year provided the participant is still employed by us on December 31st. For purposes of this table, in the event of death, disability or retirement, the Committee may approve a pro-rated award. The amount in the table is based on the assumption that the Committee would approve the award. Since the table assumes termination of employment as of December 31, 2015, pro-ration is not necessary. In the case of a change in control, the participant is entitled to receive a pro-rated award based on the date of termination not less than his targeted award. Therefore, the amount shown in the case of a change in control is based on the amount the NEO earned for 2015, not the NEO’s targeted award. In the event we terminate any of the NEOs with cause, we do not owe the NEO any additional amount.

(b) The amounts reflected represent the taxable income realized by the NEOs under each potential termination scenario based on the terms of the 2007 Plan. Under the 2007 Plan, both service-based and performance-based outstanding restricted stock awards, excluding the supplemental performance-based awards granted in December 2015, will become 100% vested at target levels in the event of the death of the participant or upon a change in control. Under the 2007 Plan, a change in control occurs when there is a merger or other consolidation which results in a 50% or greater change in the ownership of the common stock of the resulting company. In the event a current NEO becomes disabled or terminates employment due to normal retirement, all service-based restricted stock awards, excluding the discretionary awards granted in December 2012, will become 100% vested, except that if the NEO retires in the same calendar year as we granted the award, the number of shares that shall vest will be pro-rated for the period worked. If an NEO terminates employment due to early retirement, all service-based awards of restricted stock, excluding the discretionary award granted in December 2012, will be pro-rated for the period worked. In the event an NEO terminates employment due to retirement or disability and we achieve the performance objectives, the performance-based shares, excluding the supplemental performance-based awards granted in December 2015, will vest on the vesting date except, that in the case of disability or early retirement and retirement in the calendar year that we granted the awards, the shares will vest on the vesting date in a pro-rated amount based on the period worked. The supplemental performance-based awards granted in December 2015 will become 100% vested at target levels in the event of death of the participant or upon termination without cause or the participant terminates for good reason within two years of a change in control. If an NEO terminates employment due to early retirement or disability and we achieve the performance objectives, the supplemental performance-based awards granted in December 2015 will vest on the vesting date in a pro-rata amount based on the period worked.

For purposes of these tables, we have assumed that the performance-based shares for the awards granted in 2012, 2014 and April 2015 will vest between the target and maximum levels; the awards granted in 2013 will vest between the threshold and target levels; and, the awards granted in December 2015 will vest at the target levels, in the case of disability or retirement. The NEOs will forfeit all unvested awards if we terminate them without cause or if they terminate their employment for any other reason.

(c) Upon termination for any reason, the NEOs are entitled to an immediate lump sum payment of earned but unused vacation days. In the case of a Change in Control – No Termination, the NEOs would still be employed and would therefore be entitled to carry over the earned but unused vacation days for use in 2016.

(d) The amounts reflected represent the dollar amount of our matching and Company contributions into the 401(k) Plan as of December 31, 2015. Distributions from the 401(k) Plan are in the form of a single lump sum payment and are made as soon as administratively possible after termination of employment. In the case of a change in control that does not result in termination, the NEO would still be employed, thus no benefit is immediately payable.

(e) The present values reflected above for the RIP were determined using the following assumptions: benefit payments paid as a monthly annuity commencing at age 65, except in the case of disability where payments would commence at age 65 once long-term disability benefits cease; an interest rate of 4.25%; no pre-retirement mortality; and for post-retirement mortality, the 2007 base rates from RP-2014 projected linearly to 2017 to a long-term improvement of 0.8% (grading down linearly to 0.0% from ages 85 to 95). The present values for Retirement, Change in Control – Termination, Good Reason or Involuntary Not for Cause Termination, and Disability were calculated based on a five-year certain and continuous annuity option. The present value for Death was calculated based on a 100% joint and survivor annuity option and assumes that the NEO and his spouse are the same age. In addition, the death benefit is assumed to commence immediately if the NEO is over age 55 or otherwise at age 55. In the case of a change in control that does not result in termination, no benefit is immediately payable. Note that we have shown the present value of the benefit available for consistency with the 2015 Pension Benefits Table. However, the participant is only entitled to a lump sum distribution if the lump sum benefit under the RIP is less than $60,000.

(f) The present values reflected above for the Excess Plan and BRP were determined using the following assumptions: benefit payment paid as a monthly annuity commencing at age 65, except in the case of disability where payments would commence at age 65 once long-term disability benefits cease, and in the case of termination following a change in control where the payment would be in the form of an immediate lump sum; an interest rate of 3.80% for annuity payments and the IRS mandated segment rates for distributions in 2016 for the lump sum payment triggered due to Change in Control – Termination; no pre-retirement mortality; and for post-retirement mortality, the 2007 base rates from RP-2014 projected linearly to 2017 to a long-term improvement of 0.8% (grading down linearly to 0.0% from ages 85 to 95) for annuity payments and the IRS mandated mortality for the lump sum payment due upon Change in Control – Termination. The present values for Retirement, Involuntary Not for Cause Termination, and Disability were calculated based on a five-year certain and continuous annuity option. The present value for Death was calculated based on a 100% joint and survivor annuity option and assumes that the NEO and his spouse are the same age. In addition, the death benefit is assumed to commence immediately if the NEO is over age 55 or, if the NEO is under age 55, the benefit is assumed to commence when the NEO reaches age 55. Note that we have shown the present value of the benefit available for consistency with the 2015 Pension Benefits table. The participant is not entitled to a lump sum payment unless there is a change in control. See the 2015 Pension Benefits Table and accompanying narrative for more information about the pension benefits under this plan.

Compensation Risk Assessment

We conducted a risk assessment of our compensation programs for the purpose of determining inherent risks in the overall compensation program. Our Chief Risk Officer conducted the assessment with the assistance of the Executive Vice President of Human Resources and Corporate Services and the Compensation and Benefits Accounting Manager, and reviewed the risk assessment with our compensation consultant. Our Chief Risk Officer reviewed each compensation plan to identify any plan features that could lead an employee to take unnecessary and excessive risks that could threaten our value. He conducted a business unit review and a review of employee incentive plans and executive incentive plans, including company-wide benefit plans. He used a decision tree analysis to determine if the business unit compensation practices or the compensation plans fostered risk-taking and if so, conducted further analysis to determine if there were compensating controls or mitigants to limit the risk. Our review of the executive incentive plans considered design features including: pay profiles, performance metrics, performance goals, payout curves, equity incentives, stock ownership requirements, performance appraisal management, and our recoupment policy. Our Chief Risk Officer reviewed the executive incentive plans for design features that may have the potential to encourage excessive risk-taking. Specifically, he reviewed the compensation program for the following features, among others: pay profiles that provide for low salaries and high annual incentives; the use of performance metrics that do not benefit the Company over the long term; plan goals and payouts that did not consider the impact of decisions; steep payout curves where a very high threshold level of performance is required to achieve a threshold level of incentive payout; and an over emphasis on the use of long-term incentives paid in cash.

Similarly, in the review of employee compensation plans, our Chief Risk Officer used a decision tree analysis that considered whether each plan was incentive based, and if so, whether the incentive was material relative to the participant’s total compensation. If the incentive was material, he further reviewed the plan to determine if the plan appeared to foster risk-taking. If the plan fostered risk-taking, he evaluated the plan to determine whether there were compensating controls or mitigants to limit our risk.

Finally, in the business unit compensation review, our Chief Risk Officer assessed whether the business unit generated a materially higher level of risk to us by considering various factors about the plans within each business unit. The factors he considered, among others, included: whether the business unit carried a significant portion of our risk profile; the business unit compensation structure and whether it was different from our other units; the business units’ profitability; whether the employees in the business unit were awarded a short-term bonus while income and risk to us extended over a significantly longer period of time; and whether the compensation expenses comprise a significant percentage of the business unit revenues.

We noted a number of compensation design features that we believe reduce the likelihood of excessive risk-taking. In our compensation programs applicable to our NEOs, the Committee has downward discretion over incentive program payouts; the program provides a balanced mix of cash and equity, and short-term and long-term incentives, includes multiple meaningful performance metrics, and we maintain a Recoupment Policy that provides for a clawback of payouts under certain circumstances. The employee plans include performance indicators designed to measure quality control standards, compliance results and asset quality. Based upon the risk assessment presented to the Committee, we believe our employee compensation policies and procedures do not encourage excessive and unnecessary risk-taking and the level of risk resulting from our compensation policies and procedures is not reasonably likely to have a material adverse effect on us.

2015 Director Compensation

The following table shows the compensation paid to our directors for services rendered in all capacities during 2015. Mr. Delie is not included as his compensation as a director is disclosed in the 2015 Summary Compensation Table. Mr. Mencini and Mr. Nalbandian are also not included as they joined the Board of the Company on January 1, 2016, and March 1, 2016, respectively. They currently receive compensation as non-employee directors in accordance with the Company’s and FNBPA’s non-employee director compensation practices and plans described herein.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Non-qualified Deferred Compensation Earnings ($)(3)	All Other Compensation ($)(4),(5)	Total ($)
William B. Campbell	81,000	44,695	0	0	0	0	125,695
James D. Chiafullo	61,000	44,695	0	0	0	7,175	112,870
Laura E. Ellsworth	57,500	44,695	0	0	0	0	102,195
Robert B. Goldstein(7)	17,473	0	0	0	0	0	17,473
Stephen J. Gurgovits(6)	93,750	44,695	0	0	214,688	476,941	830,074
Robert A. Hormell	52,917	32,397	0	0	0	6,250	91,564
David J. Malone	77,096	44,695	0	0	0	0	121,791
D. Stephen Martz	85,000	44,695	0	0	0	0	129,695
Robert J. McCarthy, Jr.	69,596	44,695	0	0	0	0	114,291
David L. Motley	57,500	44,695	0	0	0	7,175	109,370
Heidi A. Nicholas	56,250	32,397	0	0	0	0	88,647
Arthur J. Rooney, II	53,500	44,695	0	0	0	0	98,195
John W. Rose(7)	19,355	5,029	0	0	0	0	24,384
John S. Stanik	65,000	44,695	0	0	0	0	109,695
William J. Strimbu	72,500	44,695	0	0	0	9,466	126,661
Earl K. Wahl, Jr.	53,500	44,695	0	0	0	0	98,195

(1)

Represents fees earned as a director of the Company. Fees earned as a director of FNBPA are included in the All Other Compensation column. The dollar amounts of the fees earned as a director of the Company were as follows:

Name	Annual Retainer Fee ($)(A)	Committee Chairman Fees ($)(B)
William B. Campbell	73,500	7,500
James D. Chiafullo	61,000	0
Laura E. Ellsworth	57,500	0
Robert B. Goldstein	17,473	0
Stephen J. Gurgovits	50,000	43,750
Robert A. Hormell	52,917	0
David J. Malone	62,096	15,000
D. Stephen Martz	65,000	20,000
Robert J. McCarthy, Jr.	54,596	15,000
David L. Motley	57,500	0
Heidi A. Nicholas	56,250	0
Arthur J. Rooney, II	53,500	0
John W. Rose	19,355	0
John S. Stanik	65,000	0
William J. Strimbu	72,500	0
Earl K. Wahl, Jr.	53,500	0

(A)	The amount reflected for Mr. Campbell includes the fee for his service as Lead Director of the Board.

(B)	The amount reflected for Mr. Gurgovits is for service as Chairman of the Board and the Executive Committee. The amounts reflected for all other directors are for service as Committee Chairman.

(2)

Annually each director is awarded shares of our common stock. Awards granted were valued at $40,000 rounded up or down to the nearest 100 shares at a price determined in accordance with the 2007 Plan. The shares were issued on May 20, 2015, after our Annual Meeting, with a fair market value of $13.71 per share. Additionally, each director who completes a relevant educational program during the preceding calendar year is awarded $5,000 of our common stock, rounded up or down to the nearest 10 shares at a price determined in accordance with the 2007 Plan. These shares were issued on May 20, 2015, after our Annual Meeting, with a fair market value of $13.71 per share, except for Mr. Rose, whose shares were issued on June 18, 2015, with a fair market value of $13.97 per share. Mr. Hormell and Ms. Nicholas were elected as directors effective January 1, 2015. At that time, the Company awarded them 1,300 shares each, which represents a pro-rated amount of the $40,000 annual award based on the length of time remaining in the prior award period, with a fair market value of $13.32 per share. Prior to their appointment as directors of the Company, they served on the FNBPA board for several years through October 2014, at which time, a reorganization of the FNBPA board of directors occurred. In October 2014, they each received a restricted stock award which vests over a three-year period. Therefore, their 2015 annual stock award, received in May 2015, was reduced by the value of this restricted stock award. See “Annual Grant of Stock Awards” for stock awards to directors that remained outstanding at December 31, 2015.

(3)

Mr. Gurgovits is entitled to pension benefits under the RIP, the Excess Plan and the BRP. During 2015, he received $89,184 from the RIP; $123,744 from the Excess Plan and $312,528 from the BRP. Mr. Gurgovits also has a Deferred Compensation Agreement with FNBPA. The present value of the accumulated benefit under that agreement is calculated in accordance with ASC Topic 715, Compensation-Retirement Benefits, assuming an interest rate of 3.90% and assuming that payments commenced on January 1, 2014, and will continue for nine and one-half years. During 2015, Mr. Gurgovits received $43,262 under this agreement. The present value in the amount of $281,840 is reflected as an accrued liability in the financial statements of FNBPA as of December 31, 2015.

(4)

This column reflects fees earned as a director of FNBPA. Directors of FNBPA do not receive a separate fee for attending FNBPA Board meetings; however, they receive $300 for attending committee meetings, or $125 if participating by phone, for committee meetings that are not held jointly with the Company’s committee meetings.

(5)

The valuation of all perquisites is at our actual cost. SEC rules require disclosure of the perquisites to any one director unless the amount of perquisites is less than $10,000 in the aggregate. There were no perquisites required to be disclosed for 2015.

(6)

Mr. Gurgovits earned $7,000 for fees earned as a director of FNBPA. The remaining amount of All Other Compensation was earned under the terms of his Consulting Agreement, under which Mr. Gurgovits agreed to perform assignments and projects upon which we and FNBPA along with Mr. Gurgovits mutually agreed. The Consulting Agreement specified that we and FNBPA would pay Mr. Gurgovits an annual consulting fee of $573,588. Moreover, the Consulting Agreement provided that Mr. Gurgovits was entitled to certain benefits, including automobile expenses, club dues and related benefits. Upon termination of the Consulting Agreement other than for “cause,” death or good reason, as those terms are defined in the Consulting Agreement, Mr. Gurgovits would be entitled to receive his annual fee for the remainder of the term of the Consulting Agreement. Effective March 31, 2014, the Company and Mr. Gurgovits mutually agreed to terminate the Consulting Agreement. As of December 31, 2015, the Company has accrued $455,513 for the remaining payments due to Mr. Gurgovits in settlement of his Consulting Agreement, which will be paid to Mr. Gurgovits in monthly installments of $39,161.74 through December 31, 2016. Additionally, during 2015, Mr. Gurgovits acquired 51,616 shares of Company stock upon vesting of restricted stock, with a realized value on the vesting date of $662,236.

(7)	Messrs. Goldstein and Rose did not stand for re-election to our board at our May 20, 2015, Annual Meeting.

Executive Director

The Company’s Executive Director, Mr. Delie, received compensation for his position with the Company. Such compensation is disclosed in the 2015 Summary Compensation Table. Executive directors are entitled to receive an annual common stock award valued at $40,000 rounded up or down to the nearest 100 shares at a price determined in accordance with the 2007 Plan. As such, we awarded shares to Mr. Delie in May 2015 at the same time that we made the stock awards to all other directors. Additionally, Executive Directors who complete a relevant educational program during the preceding calendar year are awarded $5,000 of our common stock, rounded up or down to the nearest 10 shares at a price determined in accordance with the 2007 Plan. As such, we awarded shares to Mr. Delie on May 27, 2015, with a fair market value of $13.47 per share. These stock awards are also reflected in the 2015 Summary Compensation Table.

Annual Board/Committee Retainer Fees

We pay our annual director and committee meeting fees on a retainer basis. We annualize the fees and pay them monthly. The annual Board and committee fees are as follows:

	Member Fee ($)	Chairman Fee ($)
Board(1)	50,000	33,750
Audit Committee(2)	7,500	20,000
Compensation Committee(2)	7,500	15,000
Executive Committee(2)	7,500	10,000
Nominating Committee(2)	3,500	7,500
Risk Committee(2)	7,500	15,000

(1)	The Lead Director is entitled to an additional fee of $16,000 per year.

(2)	Committee chairmen do not receive a member fee in addition to the chairman’s fee.

For information regarding the number of full Board and committee meetings held during 2015, see the section titled “Our Board of Directors and Its Committees.” We reimbursed various directors for amounts the directors expended in traveling to our meetings and determined these amounts were consistent with our guidelines and thus are not included in the 2015 Director Compensation table.

Annual Grant of Stock Awards

We awarded each director shares of stock under the Company’s 2007 Plan as detailed in the 2015 Director Compensation table and the Executive Director disclosure above. The stock awarded vested immediately without any restrictions. The following table is a detailed accounting of equity incentive awards outstanding as of December 31, 2015. The amount reflected for Mr. McCarthy was awarded for his service as an employee, under a stock option plan of a predecessor entity acquired by us. The amounts reflected for Mr. Hormell and Ms. Nicholas were awarded for their service as former FNBPA directors.

Name	Options Outstanding (#)	Stock Awards (#)(1)
Robert A. Hormell	0	1,465
Robert J. McCarthy, Jr.	39,204	0
Heidi A. Nicholas	0	1,465

(1)

The amounts reported for Mr. Hormell and Ms. Nicholas were calculated consistent with the assumptions used for amounts reported for the NEOs in the 2015 Outstanding Equity Awards at Fiscal Year-End table. Their amounts represent units which are deemed to be earned but have not vested.

Proposal 2.	Advisory Resolution on Executive Compensation

In accordance with Section 14A of the Exchange Act, which was adopted under the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”), we are asking shareholders to adopt an advisory resolution approving our executive compensation for our NEOs as reported in this proxy statement.

We have designed our executive compensation programs to support our long-term success. We believe that our performance-based executive compensation programs provide incentives that are aligned with the best interests of our shareholders and have helped to drive our performance.

In the Compensation Discussion and Analysis, we describe in more detail how our executive compensation policies and procedures operate and are designed to achieve our compensation objectives. Please read it in conjunction with the 2015 Summary Compensation Table and related compensation tables and narrative that provide detailed information on the compensation of our NEOs. The Compensation Committee and the Board believe that the policies and procedures as set forth in the Compensation Discussion and Analysis are effective in achieving our goals and that the compensation of our NEOs reported in this proxy statement has supported and contributed to our success.

Why You Should Approve Our Executive Compensation Program

Our compensation philosophy is designed to attract and retain executive talent and emphasizes pay for performance, primarily through the creation of shareholder value. Our compensation program includes base salary, short-term annual incentive compensation, long-term incentive compensation, retirement benefits and perquisites.

We believe our compensation programs and policies are appropriate and effective in implementing our compensation philosophy and in achieving our goals, and are strongly aligned with long-term shareholder interests and worthy of continued shareholder support.

We believe the shareholders should consider the following information in determining whether to approve this proposal:

The Compensation Program is Highly Aligned with Shareholder Value

A significant portion of our NEOs’ compensation is directly linked to our performance and the creation of shareholder value because a significant portion of the direct and total compensation is in the form of incentive compensation, including annual incentive compensation and a significant long-term incentive award. Our long-term awards are in the form of restricted stock and restricted stock units and divided into a time vested portion and a performance portion. The performance portion, which is two-thirds of the overall award, only vests at the conclusion of three years if all performance measures are met. We believe these long-term awards motivate our executives to achieve long-term performance and reward them for increases in total shareholder return. Furthermore, we do not award stock options, and only the Compensation Committee may approve equity grants.

Summary of Key Compensation Practices

We seek to align our compensation programs and practices with evolving governance best practices. The Compensation Committee has followed best practices with respect to executive compensation including the following:

•

We target base compensation at peer median and structure our compensation plans to increase compensation when our performance under various measures, including total shareholder return, is better than peers;

•	Elimination of our supplemental executive retirement plan effective December 31, 2008;

•	No tax gross-up payments for executive perquisites;

•	The Compensation Committee has adopted a policy that it will not approve any employment contracts that contain a tax gross-up;

•	None of our most recent employment contracts provide for a single trigger parachute payment;

•	No severance payments for “cause” terminations or resignations other than for good reason;

•	No extraordinary relocation benefits;

•	The short-term incentive plan contains maximum limits;

•	We do not grant stock options or allow the re-pricing or exchange of stock options;

•	Only the Compensation Committee may authorize equity grants;

•	No payment of dividends on unvested restricted stock or units;

•	Stock ownership guidelines are in place for our executive officers and directors;

•	We conduct an annual robust risk assessment of all of our compensation programs, including the executive annual incentive program and long-term incentive program;

•	We maintain a compensation recoupment or “clawback” policy; and

•	We maintain a prohibition on executive officers and directors engaging in hedging transactions using Company common stock or common stock equivalents.

Our Compensation Program Has Appropriate Long-Term Orientation

Our compensation programs and policies have a long-term focus:

•	We encourage our executives to maintain a long-term focus by using a three-year performance period and vesting schedule for long-term Performance-Based Awards and Service-Based Awards;

•	Our long-term incentive plan is based upon total shareholder return; and

•	We have robust stock ownership requirements for executive officers and directors to insure that our executive officers and directors have a substantial personal stake in our long-term success.

Our Compensation Committee Stays Current on Best Practices

We regularly update our Compensation Committee on compensation best practices and trends. In addition, the Compensation Committee engages an independent compensation consultant to provide advice on compensation trends and market information to assist the Compensation Committee in designing our compensation programs and making compensation decisions.

The Compensation Committee directly engaged independent compensation consultants that reported directly to the Compensation Committee, had no prior relationship with our CEO or any other NEO. Our directors are elected annually and meet without management present as a Compensation Committee and Board when necessary. The Compensation Committee maintains a charter and reviews its provisions annually. All committee charters and our Code of Conduct are posted on our website.

In accordance with Section 14A of the Exchange Act, which was adopted under the Dodd-Frank Act, we are asking shareholders to adopt an advisory resolution approving our executive compensation for NEOs, as reported in this Proxy Statement.

We submitted an advisory resolution to approve 2014 executive compensation to our shareholders at our 2015 Annual Meeting. Shareholders owning more than 97% of the shares for which votes were cast regarding the advisory resolution on executive compensation approved the compensation of our NEOs as stated in our 2015 proxy statement. Additionally, at our 2011 Annual Meeting, our shareholders supported an annual advisory vote frequency and as a result, the Committee and the Board are again submitting for the vote of shareholders an advisory resolution to approve the compensation of our NEOs, and will include this shareholder advisory vote annually until we receive the shareholder vote at our 2017 Annual Meeting on how frequently we conduct a “say-on-pay” vote.

Following the last shareholder vote on executive compensation, the Committee considered the results of the advisory vote in determining compensation policies and decisions. The advisory vote reaffirms our pay-for-performance philosophy and the Committee will continue to use this philosophy and past practices in determining future compensation decisions.

We are asking shareholders to approve the following advisory resolution at the 2016 Annual Meeting:

“RESOLVED, that the shareholders of F.N.B. Corporation (the “Company”) approve, on an advisory basis, the compensation of the Company’s Named Executive Officers listed in the 2015 Summary Compensation Table included in the proxy statement for this meeting, as such compensation is disclosed pursuant to Item 402 of Regulation S-K in this proxy statement under the Section entitled “Executive Compensation and Other Proxy Disclosure,” including the “Compensation Discussion and Analysis,” the compensation tables and other narrative and other executive compensation disclosures set forth under that section.”

This advisory vote on the compensation of our NEOs, commonly referred to as a “say-on-pay” vote, gives shareholders another mechanism to convey their views about our compensation programs and policies. Although non-binding, the Board and the Compensation Committee will carefully review and consider the voting results when evaluating our executive compensation programs. The Board has determined to provide shareholders with an annual advisory vote on executive compensation at each Annual Meeting of Shareholders. Accordingly, the next annual advisory vote on executive compensation will be provided at our Annual Meeting of Shareholders in 2017.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 2 TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS (PROPOSAL 2 ON THE PROXY CARD).

Proposal 3.	Proposal to Ratify the Appointment of Ernst & Young LLP as Independent Registered Public Accounting Firm

The Audit Committee selected Ernst & Young LLP as our independent registered public accounting firm to audit the books of the Company and its subsidiaries for the year ending December 31, 2016, to report on our internal controls and our consolidated statement of financial position and related statements of income of us and our subsidiaries, and to perform such other appropriate accounting services as our Board may require. Ernst & Young LLP has advised us that they are independent accountants with respect to us, within the meaning of standards established by the American Institute of Certified Public Accountants, the Public Company Accounting Oversight Board, the Independence Standards Board and federal securities laws administered by the SEC. In the event a majority of the votes cast in person or by proxy do not ratify the appointment of Ernst & Young LLP, we anticipate that we would make no change in our independent registered public accounting firm for the current year because of the difficulty and expense of making any change so long after the beginning of the current year, but that vote would be considered when we consider the appointment of auditors for 2016.

Ernst & Young LLP served as our independent registered public accounting firm for the year ended December 31, 2015. We expect that a representative of Ernst & Young LLP will attend our Annual Meeting, be available to respond to appropriate questions and, if the representative desires, which we do not anticipate, make a statement.

The discussion under the caption “Audit and Non-Audit Fees” describes the aggregate fees for professional services provided by Ernst & Young LLP to us for the calendar years 2014 and 2015.

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” PROPOSAL 3 THE RATIFICATION OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2016 (PROPOSAL 3 ON THE PROXY CARD).

REPORT OF AUDIT COMMITTEE

To Our Shareholders:

The Audit Committee (“Committee”) oversees the Corporation’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal control. In fulfilling its oversight responsibilities, the Committee reviewed and discussed the audited financial statements in the Annual Report with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The Committee reviewed and discussed with Ernst & Young LLP, its independent registered public accounting firm, who is responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, the matters we and Ernst & Young LLP must discuss pursuant to Auditing Standard No. 16, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board, including Ernst & Young LLP’s judgments as to the quality, not just the acceptability, of the Corporation’s accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards.

The Committee has discussed with Ernst & Young LLP its independence from management and the Corporation, including the matters in the required written disclosures. The Committee has considered whether the provision of non-audit services by Ernst & Young LLP is compatible with maintaining its independence.

The Committee discussed with the Corporation’s internal auditors and Ernst & Young LLP the overall scope and plans for their respective audits. The Committee meets with the internal auditors and Ernst & Young LLP, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls and the overall quality of the Company’s financial reporting.

In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2015, for filing with the Securities and Exchange Commission.

Respectfully submitted,

D. Stephen Martz, Chairman David J. Malone Frank C. Mencini John S. Stanik William J. Strimbu

AUDIT AND NON-AUDIT FEES

Ernst & Young LLP served as the Corporation’s independent registered public accounting firm for the fiscal years ended December 31, 2015 and 2014. The Company has been advised by such firm that none of its members or any of its associates has any direct financial interest or material indirect financial interest in the Corporation or its subsidiaries.

Fees paid to Ernst & Young LLP for professional services during 2015 and 2014 were as follows:

	Audit	Audit-Related	Tax	All Other
2015	$1,374,408	$0	$253,804	$47,955
2014	$1,452,765	$0	$202,645	$1,995

Audit Fees relate to the audit of the Corporation’s annual financial statements and internal control over financial reporting, review of the financial statements included in the Corporation’s Reports on Forms 10-Q and 10-K and other SEC filings, services provided in connection with regulatory filings including registration statements filed with the SEC, and accounting consultations related to the audit.

Audit-Related Fees relate to merger and acquisition consultation services.

Tax Fees relate to tax compliance, tax planning and tax advice services.

All Other Fees relate to subscriptions for Ernst & Young’s web-based accounting and auditing research library and for 2015 FDIC assessment advisory services.

AUDIT AND NON-AUDIT SERVICES PRE-APPROVAL POLICY

The Audit Committee must pre-approve the audit and non-audit services the independent registered public accounting firm will perform in order to assure that the provision of such services does not impair the auditor’s independence. The Audit Committee annually reviews and pre-approves the services that the independent registered public accounting firm may provide. The Audit Committee will revise the list of pre-approved services from time to time, based on subsequent determinations. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent registered public accounting firm to management, but may delegate pre-approval authority to one or more of its members. The member or members to whom the Audit Committee delegates such authority must report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee annually establishes pre-approval fee levels for all services the independent registered public accounting firm may provide. Any proposed services exceeding these levels require specific pre-approval.

The annual audit services engagement terms and fees are subject to the pre-approval of the Audit Committee. In addition, the Audit Committee may grant pre-approval for other audit services, including statutory audits or financial audits for our subsidiaries or our affiliates and services associated with SEC registration statements, periodic reports and other documents filed with the SEC.

Our Audit Committee must also pre-approve audit-related services. Audit-related services include, among others, due diligence services pertaining to potential business acquisitions/dispositions, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit” services, assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities, financial audits of employee benefit plans, agreed upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters and assistance with internal control reporting requirements. Tax services include tax compliance, tax planning and tax advisory services.

Our Audit Committee may grant pre-approval to those permissible non-audit services classified as “All Other” services that it believes are routine and recurring services and when such pre-approval would not impair the independence of the independent registered public accounting firms.

Proposal 4.	F.N.B. Reincorporation from the State of Florida to the Commonwealth of Pennsylvania

Overview

Our Board of Directors has approved, and recommends that our shareholders approve, a proposal to change the Corporation’s state of incorporation from the State of Florida to the Commonwealth of Pennsylvania. We refer to this proposal as the “Reincorporation Proposal.” If our shareholders approve the Reincorporation Proposal, we will accomplish the reincorporation by converting the corporation from a Florida corporation to a Pennsylvania business corporation (i.e., “redomesticating” the Corporation from Florida to Pennsylvania), as provided in the Pennsylvania Business Corporation Law and the Florida Business Corporation Act. For purposes of this Proposal No. 4, we sometimes refer to the Corporation as “FNB-FL” prior to the reincorporation, and as “FNB-Penn” after the reincorporation.

The principal effects of the reincorporation will be to

•	Change the law applicable to the Corporation’s corporate affairs from Florida law to Pennsylvania law;

•

Change the governing instruments for the Corporation from its existing articles of incorporation and bylaws to the proposed articles of incorporation and bylaws of FNB-Penn, which are intended to preserve for our shareholders substantially the same rights they currently have under the Corporation’s existing articles of incorporation and bylaws and the Florida Business Corporation Act, and have been approved by our Board of Directors (see Exhibits I and II to Appendix A — Plan of Conversion attached to this proxy statement);

•

FNB-Penn will (a) be deemed to be the same entity as FNB-FL for all purposes under Florida and Pennsylvania law, (b) continue to have all of the rights, privileges and powers of FNB-FL, except for the changes that result from being governed by Pennsylvania law, and FNB-Penn’s articles of incorporation and bylaws, (c) continue to possess all of the properties of, and debts owed to, FNB-FL, and (d) continue to have all of the debts, liabilities and obligations of FNB-FL;

•

Each outstanding share of FNB-FL common stock will continue as an outstanding share of FNB-Penn common stock, and each outstanding option, warrant or other right to acquire shares of FNB-FL common stock will continue as an outstanding option, warrant or other right to acquire shares of FNB-Penn common stock;

•

Each outstanding share of FNB-FL preferred stock will continue as an outstanding share of FNB-Penn preferred stock with the same relative rights, preferences and limitations enjoyed by the FNB-FL preferred stock immediately prior to the reincorporation;

•	Each employee benefit plan, incentive compensation plan or other similar plan of FNB-FL will continue as an employee benefit plan, incentive compensation plan or other similar plan of FNB-Penn;

•	Each director or officer of FNB-FL will continue to hold his or her respective office with FNB-Penn;

•	The name of the Corporation following execution of the Reincorporation Proposal will remain F.N.B. Corporation;

•

The number of shares of common stock owned by each shareholder, and each shareholder’s proportional percentage ownership of the Corporation will remain unchanged and will not be affected by the completion of the reincorporation. The Corporation’s shareholders do not need to exchange their stock certificates for new stock certificates; and

•

There will be no income tax impact to the Corporation’s shareholders as a result of the completion of the reincorporation. The basis for the Corporation’s shareholders and duration of holding their shares will be unchanged.

While the proposed articles of incorporation and bylaws of FNB-Penn are substantially the same as the existing articles of incorporation and bylaws of the Corporation, the reincorporation will result in some changes to shareholders’ rights. See “— Comparison of Shareholders’ Rights Before and After the Reincorporation.” Copies of the Corporation’s existing articles of incorporation and bylaws are available upon request to the Corporate Secretary, One North Shore Center, 12 Federal Street, Pittsburgh, Pennsylvania 15212, or (800) 555-5455.

For the reasons discussed below, our Board of Directors believes that the best interests of the Corporation and its shareholders would be served by changing its state of incorporation from Florida to Pennsylvania. Our Board of Directors unanimously recommends that shareholders vote “FOR” approval of the Reincorporation Proposal.

Reasons for the Reincorporation

Our Board of Directors believes that the best interests of the Corporation and its shareholders will be served by changing the Corporation’s state of incorporation from Florida to Pennsylvania. At the time of its organization in 1974, the Corporation was incorporated as a business corporation in the Commonwealth of Pennsylvania. During the 1990s, the Corporation focused on expanding its market presence in southwest Florida through affiliations with community banks located primarily between Naples and Clearwater, Florida, and acquisitions of independent insurance agencies located in Florida. Through its growth and expansion in Florida, the principal executive headquarters, along with the majority of the Corporation’s assets and operations, came to be located in Florida and, in 2001, the Corporation reincorporated from Pennsylvania to the State of Florida. Subsequently, to enable its shareholders to realize greater value from its growing Florida operations, in January 2004, the Corporation spun off its Florida operations by transferring the assets relating to its Florida operations to a wholly-owned subsidiary corporation and distributing all of the outstanding shares of the subsidiary to the Corporation’s shareholders. Since 2004, notwithstanding the spin-off of its Florida operations, the Corporation has remained a Florida corporation but has re-focused on growing its markets in Pennsylvania and, within the last few years, expanding into selected markets in Maryland, eastern Ohio and West Virginia. As a result of its growth and expansion over the last decade, the Corporation had total assets of $17.5 billion as of December 31, 2015, with the majority of the Corporation’s assets, operations and employees now being located in Pennsylvania. After closing its Florida commercial loan office in 2013, which was maintained solely to manage a small portfolio of Florida commercial real estate loans that were originated from 2005 through 2009, the Corporation has no assets, operations or employees in Florida. In July 2014, the Corporation formally moved its corporate headquarters from the City of Hermitage, Pennsylvania, to Pittsburgh, which has become the Corporation’s largest market. The Corporation’s largest subsidiary, First National Bank of Pennsylvania, holds the number three retail deposit share position in the Pittsburgh metropolitan statistical area as well as the Harrisburg-Carlisle metropolitan statistical area. The Board of Directors and management of the Corporation are committed to supporting the Pennsylvania business community and the economic growth of both the Corporation and the Commonwealth of Pennsylvania. As a result of these developments in the Corporation’s business, the Corporation desires to reestablish its legal domicile under the laws of Pennsylvania so that its internal corporate affairs may be governed by the laws of the state where all of its key executive officers and the substantial majority of its assets, operations and employees are located. Due to the flexibility of the Pennsylvania Business Corporation Law, and the fact that the proposed articles of incorporation and bylaws of FNB-Penn contain substantially the same provisions as the existing articles of incorporation and bylaws of FNB-FL, the Corporation believes the rights of its shareholders will not be impaired by the reincorporation and, overall, the rights of its shareholders will remain substantially the same as they are under the Florida Business Corporation Act.

Impact of the Reincorporation on Key Corporation Governance Provisions

The following is a description of the impact of the Reincorporation Proposal on some of the key corporate governance provisions relating to shareholder rights. Please see “Comparison of Shareholder Rights Before and After the Reincorporation” on pages 88 to 102 for a more complete discussion.

Key Governance Provision	FNB-FL	FNB-Penn
Majority Voting for Directors	Directors are elected by majority vote, except in the event of a proxy contest	Directors are elected by majority vote, except in the event of a proxy contest

Shareholder Ability to Propose Binding Bylaw Amendments	No restrictions on a shareholder’s ability to propose binding bylaw amendments	No restrictions on a shareholder’s ability to propose binding bylaw amendments

Shareholder Ability to Act by Written Consent	Shareholder may act by written consent with consents representing the minimum number of votes that will be required to authorize a particular action, provided certain procedural requirements are met	Shareholder may act by written consent with consents representing the minimum number of votes that will be required to authorize a particular action, provided certain procedural requirements are met

Shareholder Ability to Call Special Meeting	Shareholders holding 10% of the Corporation’s outstanding stock may call a special meeting.	Shareholders holding 25% of the Corporation’s outstanding stock may call a special meeting for any purpose

Shareholder Ability to Amend Articles of Incorporation	No ability for shareholders to unilaterally propose amendments to the articles of incorporation; both Board and shareholder approval are required for amendments to the Corporation’s articles of incorporation	No ability for shareholders to unilaterally propose amendments to the articles of incorporation; both Board and shareholder approval are required for amendments to the Corporation’s articles of incorporation

Exclusive Jurisdiction Provisions	None	None

Fee Shifting Provisions	None	None

New Anti-Takeover Protection or Poison Pill	None	None

Indemnification of Officers and Directors	Indemnification of officers and directors is permissive. Articles of incorporation and bylaws allow for indemnification to fullest extent permitted by law	Indemnification of officers and directors is permissive. Articles of incorporation and bylaws allow for indemnification to fullest extent permitted by law

Effect of the Reincorporation

If this proposal is approved, the reincorporation will cause a change in the legal domicile of the Corporation and other changes of a legal nature, the most significant of which are described below in the section entitled “— Comparison of Shareholders’ Rights Before and After the Reincorporation.”

The reincorporation will not affect the respective positions of the Corporation or its shareholders under the federal securities laws or stock exchange listing rules. The reincorporation will not affect the trading of the Corporation’s common stock, which will continue to trade on the NYSE under the symbol “FNB.” The Corporation will continue to file periodic reports and other documents as required by the rules and regulations of the SEC and stock exchange listing rules. Shareholders who own shares of FNB-FL common stock that are freely tradable prior to the reincorporation will continue to hold freely tradable shares in FNB-Penn after the reincorporation, and shareholders holding restricted shares of FNB-FL common stock prior to the reincorporation will continue to hold shares of FNB-Penn common stock that are subject to the same restrictions after the reincorporation. Existing shareholders will not be required to exchange existing stock certificates for new stock certificates of FNB-Penn.

Additionally, the reincorporation will not result in any change in the business, physical location, management, assets, liabilities or net worth of the Corporation, nor will it result in any change in the location of our headquarters or current employees, including management. Members of the Corporation’s management, including all directors and officers, will retain in FNB-Penn each of their respective positions, responsibilities, duties and benefits they currently hold with FNB-FL. The reincorporation will not affect our daily business operations, our organizational structure, or our consolidated financial condition and results of operations. The reincorporation will not affect the amount or timing of any dividends to be paid by the Corporation. In addition, the reincorporation will not alter the composition of management or the Board of Directors. After the reincorporation, the Corporation’s principal executive offices will remain located at One North Shore Center, 12 Federal Street, Pittsburgh, Pennsylvania 15212.

Plan of Conversion

The terms and conditions under which the Corporation would convert from a Florida corporation to a Pennsylvania business corporation are set forth in the Plan of Conversion attached as Appendix A, which has been approved by our Board of Directors.

The Plan of Conversion provides that the Corporation will convert into a Pennsylvania business corporation and become subject to Pennsylvania law. By virtue of the conversion, all of the rights, privileges and powers of FNB-FL, all property owned by FNB-FL, all debts due to FNB-FL and all causes of action belonging to FNB-FL immediately prior to the conversion will remain vested in FNB-Penn following the conversion. In addition, by virtue of the conversion, all debts, liabilities and duties of FNB-FL immediately prior to the conversion will remain attached to FNB-Penn following the conversion. Each director and officer of FNB-FL will continue to hold his or her respective office with FNB-Penn.

If the Plan of Conversion is adopted and approved, the Corporation will file the necessary documents with the Florida Secretary of State and Pennsylvania Department of State to complete the reincorporation. The Corporation would need to file a certificate of conversion with the Florida Secretary of State and a statement of domestication with the Pennsylvania Department of State, which will include the articles of incorporation of FNB-Penn, to complete the reincorporation. FNB-Penn will also adopt the Pennsylvania bylaws attached as Exhibit II to the Plan of Conversion.

If the Plan of Conversion is adopted and approved, it is anticipated that the Board of Directors will cause FNB-FL to complete the reincorporation as soon as practicable. However, the reincorporation may be delayed by the Board of Directors or the Plan of Conversion may be terminated and abandoned by the Board of Directors at any time prior to the completion of the reincorporation, including after approval of this proposal, if the Board of Directors determines for any reason that doing so would be in the best interests of the Corporation and its shareholders.

Upon completion of the reincorporation, each outstanding share of common stock of FNB-FL will automatically convert into one common share of FNB-Penn, and each outstanding option or other right to purchase shares of FNB-FL common stock will constitute an option or other right to purchase an equal number of common shares of FNB-Penn; and each outstanding share of the Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series E, of FNB-FL (the “Series E Preferred Stock”) will automatically convert into one preferred share of FNB-Penn having the same relative rights, preferences and limitations, and each outstanding depositary share representing a 1/40th fractional interest in a share of the Series E Preferred Stock will constitute a depositary share representing a 1/40th fractional interest in a preferred share of FNB-Penn having the same relative rights, preferences and limitations as the Series E Preferred Stock. Shareholders and holders of stock options will not be required to exchange their FNB-FL stock certificates or stock options, respectively, and should not destroy any stock certificate or stock option or submit any stock certificate or stock option to the Corporation unless they are requested to do so. Any FNB-FL stock certificates submitted to the Corporation for transfer after the completion of the reincorporation, whether pursuant to a sale or otherwise, will be exchanged automatically for FNB-Penn stock certificates.

Vote Required

The Reincorporation Proposal will be approved by our shareholders if a majority of the votes cast by the shares represented in person or by proxy at our annual meeting are voted in favor of the Reincorporation Proposal. Abstentions and broker non-votes will not be included in the total votes cast and will not affect the voting results.

If the Plan of Conversion is adopted and approved, the Corporation will file a certificate of conversion of FNB-FL with the Florida Secretary of State. At the same time, the Corporation will file with the Pennsylvania Department of State a statement of domestication of FNB-FL which attaches the articles of incorporation of FNB-Penn. In addition, assuming that the Plan of Conversion is adopted and approved, and that the certificate of conversion is filed with the Florida Secretary of State, and that the statement of domestication and the articles of incorporation of FNB-Penn are filed with the Pennsylvania Department of State, the bylaws attached as Exhibit II to the Plan of Conversion will be adopted by FNB-Penn.

Dissenters or Appraisal Rights

The shareholders of the Corporation will not be entitled to dissenters’ rights or appraisal rights as a result of the reincorporation.

Effect of Vote for the Reincorporation Proposal

Approval of the Reincorporation Proposal by our shareholders will constitute approval by our shareholders of the Plan of Conversion and the proposed articles of incorporation and bylaws of FNB-Penn, including those provisions of the bylaws which, subject to certain exceptions enumerated in the Pennsylvania Business Corporation Law, (a) would limit the personal liability of the directors, and (b) would authorize the Corporation to indemnify its directors and officers against expenses incurred by the director or officer in defending against a legal action brought or threatened against the director or officer due to his or her service in such capacity, and to advance payment of those expenses to a director or officer prior to the final disposition of the proceeding. Shareholders are urged to read carefully this proxy statement and the attached appendices. Upon adoption and approval of the Plan of Conversion, the Corporation will be authorized to take the steps necessary under the Plan of Conversion to complete the reincorporation, including to file a certificate of conversion with the Florida Secretary of State and a statement of domestication and the articles of incorporation of FNB-Penn with the Pennsylvania Department of State, and to adopt the bylaws of FNB-Penn.

Effect of Not Obtaining the Required Vote for Approval of the Proposal

If we fail to obtain the requisite vote of shareholders for approval of this proposal, the reincorporation will not occur and the Corporation will continue to be incorporated in Florida and governed by Florida law and its existing articles of incorporation and bylaws.

Description of the Corporation’s Capital Stock Following the Reincorporation

If this proposal is approved by our shareholders and the reincorporation is completed, FNB-FL will convert into FNB-Penn, and the rights of shareholders of FNB-FL will generally be governed by Pennsylvania law and the articles of incorporation and bylaws of FNB-Penn. The following is a description of the capital stock of FNB-Penn upon completion of the reincorporation. This description is not intended to be complete and is qualified in its entirety by reference to the full texts of the proposed articles of incorporation and bylaws of FNB-Penn, copies of which are attached as Exhibits I and II, respectively, to the Plan of Conversion, which is attached to this proxy statement as Appendix A, and relevant provisions of Pennsylvania law.

General. After the reincorporation is completed, the authorized capital of FNB-Penn will continue to be 500,000,000 common shares, par value $0.01 per share, and 20,000,000 preferred shares, par value $0.01 per share.

Description of Common Stock. After the reincorporation is completed, FNB-Penn will continue to be authorized to issue up to 500,000,000 common shares, and all of the issued and outstanding common shares at that time will remain issued and outstanding.

Following the reincorporation, the holders of FNB-Penn common shares will continue to be entitled to one vote per share on all matters to be voted on by shareholders. Except with respect to the contested election of directors (for which a plurality voting standard applies), all questions submitted to a vote of FNB-Penn shareholders will be decided by the affirmative vote of the holders of a majority of the votes cast by all shareholders entitled to vote on that item of business. FNB-Penn shareholders will not be entitled to cumulate their votes for the election of directors.

FNB-Penn common shares will not be redeemable, will not have subscription or conversion rights and will not entitle common shareholders to any preemptive rights to subscribe for any shares of any class or series of FNB-Penn capital stock, or for any obligations convertible into shares of any class or series of FNB-Penn capital stock, whether now or hereafter authorized.

Following the reincorporation, the holders of FNB-Penn common shares will continue to be entitled to receive such dividends, if any, as may be declared by the Board in its discretion out of legally available funds. Subject to the rights of any preferred stock outstanding, upon liquidation or dissolution of FNB-Penn, the holders of common shares will be entitled to receive on a pro rata basis all assets remaining for distribution to shareholders.

Both the existing articles of incorporation and bylaws of FNB-FL and the proposed articles of incorporation and bylaws of FNB-Penn contain provisions that could have the effect of delaying or deferring a change in control of our Corporation, including provisions that:

•	Grant our Board broad discretion to create and issue preferred stock from time to time without shareholder approval;

•	Authorize vacancies on our Board to be filled by a majority of the directors remaining in office, though less than a quorum;

•

Establish advance notice requirements for shareholders to nominate candidates for election as directors at any meeting of shareholders or to present any other business for consideration at any meeting of shareholders;

•	Authorize our Board to consider a broad range of factors in evaluating an unsolicited proposal, including a tender offer proposal; and

•	Require a supermajority vote of shareholders to approve certain transactions that could result in a change in control.

FNB-Penn	common shares will continue to be listed on the NYSE and trade under the symbol “FNB.”

Computershare	will continue to be the transfer agent and registrar for FNB-Penn common stock.

Description of Preferred Stock. Following the reincorporation, the articles of incorporation of FNB-Penn will continue to authorize the FNB-Penn Board of Directors to create and provide for the issuance of preferred stock, par value $0.01 per share, without the approval of our shareholders, subject to any applicable rights of holders of any shares of preferred stock outstanding from time to time. The FNB-Penn Board of Directors will be authorized from time to time to provide for the issuance of shares of preferred stock in one or more series, and to fix the relative rights and preferences of each such series, including, without limitation, dividend rights, redemption rights, conversion privileges, liquidation rights and the terms of any sinking fund provided for the redemption or purchase of shares of such series.

The Corporation is currently authorized to issue up to 20,000,000 shares of preferred stock under the FNB-FL articles of incorporation. As of the date hereof, the Corporation has 110,877 shares of preferred stock outstanding, all of which are shares of the Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series E (the “Series E Preferred Stock”). Following the reincorporation, all of the issued and outstanding shares of Series E Preferred Stock at that time will remain issued and outstanding the holders of shares of FNB-Penn Series E Preferred Stock will continue to be entitled to the same relative rights and preferences as are set forth in the articles of amendment filed by FNB-FL to establish the Series E Preferred Stock.

The terms of the Series E Preferred Stock provide that holders of the Series E Preferred Stock are entitled to receive, if, when and as declared by our Board of Directors, non-cumulative cash dividends at a rate per annum equal to 7.25% payable quarterly in arrears. No dividends may be paid on the common stock or other junior stock unless all the full dividends for the latest dividend period have been declared and paid on all outstanding shares of the Series E Preferred Stock. The Corporation may, at its option, redeem the Series E Preferred Stock on or after February 15, 2024, in whole or in part, at a redemption price equal to the liquidation amount per share ($1,000) plus the per share amount of any declared and unpaid dividends. The Series E Preferred Stock is also redeemable at the Corporation’s option upon the occurrence of certain events affecting the treatment of the Series E Preferred Stock for purposes of the capital adequacy guidelines or regulations of the Federal Reserve Board or other appropriate federal banking agency. In the event of a liquidation, dissolution or winding-up of the Corporation, the holders of the Series E Preferred Stock will be entitled to receive an amount per share equal to the liquidation amount per share ($1,000), plus any declared and unpaid dividends prior to the payment of the liquidating distribution, after satisfaction of liabilities or obligations to creditors and subject to the rights of holders of any shares of capital stock ranking senior to the Series E Preferred Stock, but before any distribution of assets is made to holders of common stock or any other class or series of the Corporation’s capital stock ranking junior to the Series E Preferred Stock with respect to distributions on liquidation, dissolution or winding-up.

Holders of the Series E Preferred Stock have no voting rights except in limited circumstances, including: the right to elect two directors, whose seats will be automatically added to the then-current Board of Directors in certain circumstances where dividends have not been paid for six or more quarterly dividend periods; the right to vote on the authorization, creation or issuance of shares of a class or series of stock that is senior to the Series E Preferred Stock with respect to payment of dividends or as to distributions upon the liquidation, dissolution or winding-up of the Corporation; the right to vote on amendments to the articles of incorporation which adversely affect the rights, preferences, privileges or special powers of the Series E Preferred Stock; and the right to vote on a binding share exchange or re-classification involving the Series E Preferred Stock or a merger or consolidation of the Corporation unless the Series E Preferred Stock remains outstanding or is exchanged for preference securities that are not materially less favorable than the terms of the Series E Preferred Stock.

Depositary shares, each representing a 1/40th interest in a share of FNB-Penn Series E Preferred Stock, will continue to be listed on the NYSE and trade under the symbol “FNBPrE.”

Computershare will continue to be the depositary, transfer agent and registrar for the Series E Preferred Stock and the transfer agent and registrar for the depositary shares.

The Charters and Bylaws of FNB-Penn and FNB-FL

The provisions of the articles of incorporation and bylaws of FNB-Penn are similar in substance to those of the Corporation’s existing articles of incorporation and bylaws in most respects, except when modified to conform to Pennsylvania law. However, the FNB-Penn bylaws provide that an individual shareholder or group of shareholders must hold at least 25 percent of the Corporation’s common shares in order to be entitled to call a special meeting, which is the minimum percentage ownership required to call a special meeting under Pennsylvania law. In contrast, the FNB-FL bylaws provide that an individual shareholder or group of shareholders who hold at least 10 percent of the Corporation’s common shares (the minimum percentage ownership under Florida law) may call a special meeting.

For a discussion of all the legal changes that will result from the Reincorporation, see “— Comparison of Shareholder Rights Before and After the Reincorporation,” as well as Exhibits I and II, respectively, to the Plan of Conversion, which is attached as Appendix A to this proxy statement.

No Changes to Employee Benefit Plans

Upon completion of the reincorporation, all of FNB-FL’s employee benefit plans (including stock option and other equity-based plans) will be continued by FNB-Penn, and each stock option and other equity-based award issued and outstanding pursuant to such plans will automatically convert into a stock option or other equity-based award with respect to the same number of shares of FNB-Penn, upon the same terms and subject to the same conditions as set forth in the applicable plan under which the award was granted and in the agreement reflecting the award. Approval of the reincorporation would constitute approval of the assumption of these plans by FNB-Penn. Assuming the reincorporation is approved by our shareholders, FNB-Penn will continue FNB-FL’s other employee benefit arrangements upon the terms and subject to the conditions currently in effect.

Comparison of Shareholder Rights Before and After the Reincorporation

The rights of the shareholders of the Corporation are currently governed by the articles of incorporation and bylaws of FNB-FL and the Florida Business Corporation Act. Upon completion of the reincorporation, the rights of the Corporation’s shareholders will be governed by the articles of incorporation and bylaws of FNB-Penn and the Pennsylvania Business Corporation Law and Pennsylvania Entity Transactions Law. The articles of incorporation and bylaws of FNB-Penn are substantially identical to the existing articles of incorporation and bylaws of FNB-FL, except for statutory references necessary to conform to the Pennsylvania laws cited above, and other differences attributable to the differences between the corporation laws of the two states.

One significant difference between the corporation laws of Florida and Pennsylvania is that the Pennsylvania laws contain special rules for “Registered Corporations,” which are public companies, such as the Corporation. To the extent that any rules for Registered Corporations differ materially from the corresponding rules under the Florida Business Corporation Act or under the existing articles of incorporation and bylaws of FNB-FL, where possible, FNB-Penn has opted out of those rules. See “Shareholder Action by Written Consent”; “Dissenters or Appraisal Rights”; and “Anti-Takeover Provisions” under “— Comparison of Shareholder Rights Before and After the Reincorporation” below.

Although it is not practical to compare all the differences between, on the one hand, the Florida corporation laws and the articles of incorporation and bylaws of FNB-FL, and on the other hand, the Pennsylvania corporation laws and the articles of incorporation and bylaws of FNB-Penn, the following is a summary of certain of those differences which may significantly affect your rights as a shareholder of the Corporation. This summary is not intended to be relied upon as an exhaustive list of all such differences or a complete description of the provisions discussed, and is qualified in its entirety by reference to the Florida Business Corporation Act, the Pennsylvania Business Corporation Law, the Pennsylvania Entity Transactions Law, the articles of incorporation and bylaws of FNB-FL and the proposed articles of incorporation and bylaws of FNB-Penn. Copies of the proposed articles of incorporation and bylaws of FNB-Penn are included in this proxy statement as Exhibits I and II of the Plan of Conversion at Appendix A. Copies of the articles of incorporation and bylaws of FNB-FL are available at no charge upon request to the Corporate Secretary, One North Shore Center, 12 Federal Street, Pittsburgh, Pennsylvania 15212, or (800) 555-5455.

FNB-FL	FNB-Penn

Majority Voting — Director Elections

The FNB-FL bylaws provide that in an uncontested director election, each director is elected by a majority of votes cast, and that if an incumbent director fails to be re-elected and a successor director is not elected at the same meeting, the director who failed to be re-elected will promptly tender his or her resignation to the board of directors. The Board of Directors will accept or reject the resignation, taking into account the recommendation of the Nominating and Corporate Governance Committee of the Board of Directors. In a contested election, the directors will be elected by a plurality of the votes cast.

Majority Voting — Director Elections The FNB-Penn bylaws are substantially the same as the FNB-FL bylaws with respect to election of directors.

Term of Directors

The FNB-FL bylaws provide that each director shall serve until the next succeeding annual meeting of shareholders and until the election of such director’s successor or the director’s earlier death, resignation, retirement, disqualification or removal.

Term of Directors The FNB-Penn bylaws are substantially the same as the FNB-FL bylaws with respect to the term of directors.

Number of Directors

The FNB-FL bylaws provide that the Corporation shall have such number of directors as the board of directors may determine, which number shall be not less than five nor more than 25.

Number of Directors The FNB-Penn bylaws are substantially the same as the FNB-FL bylaws with respect to the number of directors.

Removal of Directors

The Florida Business Corporation Act permits a corporation’s shareholders to remove directors with or without cause if more votes are cast in favor of removal than against. The FNB-FL articles of incorporation provide that the affirmative vote of 75% of the outstanding shares of common stock is required to remove any director or the entire board of directors without cause.

Removal of Directors

The Pennsylvania Business Corporation Law permits a corporation’s shareholders to remove directors with or without cause if removal is approved by a majority of the votes cast. The Pennsylvania Business Corporation Law also provides that a corporation’s articles of incorporation may not prohibit removal of directors by shareholders for cause.

The FNB-Penn articles of incorporation are substantially the same as the FNB-FL articles of incorporation in that the affirmative vote of 75% of the outstanding common shares would be required to remove any director or the entire board of directors without cause.

FNB-FL	FNB-Penn

Board Vacancies

Under the Florida Business Corporation Act, if there is a vacancy on the board of directors, the vacancy may be filled by majority vote of the remaining directors, even though less than a quorum, or by the shareholders.

The FNB-FL bylaws are consistent with the Florida Business Corporation Act with respect to the authority of the Board of Directors to fill vacancies. Additionally, if a vacancy will result from a resignation that takes effect at a future date, the FNB-FL bylaws permit the resigning director to participate in the vote to fill the future vacancy.

Board Vacancies

Under the Pennsylvania Business Corporation Law, if there is a vacancy on the board of directors, the vacancy may be filled by a majority vote of the remaining directors, even if less than a quorum. The person selected to fill the vacancy will serve for the balance of the unexpired term. Additionally, if a vacancy will result from a resignation that takes effect at a future date, the Pennsylvania Business Corporation Law permits the resigning director to participate in the vote to fill the future vacancy.

The FNB-Penn bylaws are substantially the same as the FNB-FL bylaws with respect to vacancies on the Board of Directors, and do not vary from the above-described provisions of the Pennsylvania Business Corporation Law.

Shareholder Voting — Quorum

Under the Florida Business Corporation Act, a majority of the votes entitled to be cast on the matter to be considered constitutes a quorum for action on the matter.

The FNB-FL bylaws are consistent with the Florida Business Corporation Act with respect to the quorum requirement.

Shareholder Voting — Quorum

The Pennsylvania Business Corporation Law is substantially the same as the Florida Business Corporation Act with respect to the quorum requirement.

The FNB-Penn bylaws are substantially the same as the FNB-FL bylaws with respect to the quorum requirement, and are consistent with the above-described provision of the Pennsylvania Business Corporation Law.

Shareholder Voting — Action Generally

As to matters other than the election of directors, the Florida Business Corporation Act provides that an action is approved by the shareholders if more votes are cast in favor of the action than against. Directors are elected by a plurality of the votes cast.

The FNB-FL bylaws provide that shareholders are entitled to one vote for each share standing in the shareholder’s name on the applicable record date, and that the affirmative vote of a majority of the votes cast is needed to approve an action. See “Majority Voting — Director Elections” above for the vote required in an election of directors.

Shareholder Voting — Action Generally

The Pennsylvania Business Corporation Law is substantially the same as the Florida Business Corporation Act with respect to the shareholder vote required to approve an action or in the election of directors.

The FNB-Penn bylaws are substantially the same as the FNB-FL bylaws with respect to voting requirements.

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Shareholder Proposals; Advance Notice

The FNB-FL bylaws provide that shareholders must provide written notice of any director nomination or proposal to be submitted at an annual meeting not later than the close of business on 90th day, nor earlier than the close of business on the 120th day, prior to the anniversary date of the proxy statement released to shareholders for the annual meeting in the immediately preceding year. The notice must contain the information described in Section 1.11(a) of the FNB-FL bylaws, with respect to a director nomination, or Section 1.11(b) of the FNB-FL bylaws, with respect to a shareholder proposal.

Shareholder Proposals; Advance Notice

The FNB-Penn bylaws have substantially the same advance notice requirements for director nominations and shareholder proposals as the FNB-FL bylaws. Shareholders must provide written notice of any director nomination or proposal to be submitted at an annual meeting not later than the close of business on the 90th day, nor earlier than the close of business on the 120th day, prior to the anniversary date of the proxy statement released to shareholders for the annual meeting in the immediately preceding year. The notice must contain the information described in Section 1.11(a) of the FNB-Penn bylaws, with respect to a director nomination, or Section 1.11(b) of the FNB-Penn bylaws, with respect to a shareholder proposal.

Shareholder Voting — Mergers

Under the Florida Business Corporation Act, a plan of merger or sale of all or substantially all of a corporation’s assets other than in the ordinary course of business must be approved by the board of directors and the holders of a majority of the shares entitled to vote on the transaction, unless the corporation’s articles of incorporation or the board of directors require a higher vote. However, a corporation may adopt a plan of merger without obtaining shareholder approval if: (A) the corporation will be the survivor of the merger; (B) the articles of incorporation of the surviving corporation will not differ (except for certain minor amendments that would not otherwise require shareholder approval) from its articles of incorporation before the merger; and (C) each shareholder of the surviving corporation whose shares were outstanding immediately prior to the effective date of the merger will hold, immediately after the merger, the same number of shares, with identical designations, preferences, limitations and relative rights.

FNB-FL’s articles of incorporation require a supermajority vote of at least 75% of the outstanding shares of F.N.B. common stock to approve a merger or sale of all or substantially all or a substantial part of the properties or assets of FNB-FL if the Board of Directors has not approved and recommended the transaction.

Shareholder Voting — Mergers

Under the Pennsylvania Entity Transactions Law and the Pennsylvania Business Corporation Law, a plan of merger or sale of all or substantially all of a corporation’s assets other than in the ordinary course of business must be approved by the board of directors and a majority of the votes cast by all shareholders entitled to vote on the transaction. However, a corporation may adopt a plan of merger (including a merger where the corporation is not the survivor) or sale of all or substantially all of its assets without obtaining shareholder approval if: (A) the surviving entity is a Pennsylvania corporation and its articles of incorporation will be identical to those of the corporation for which shareholder approval is not required (except for certain minor amendments that would not otherwise require shareholder approval); (B) each share of the corporation outstanding prior to the transaction will continue as or be converted into an identical share of the surviving entity; and (C) the plan provides that immediately after the transaction, the shareholders of the corporation will hold in the aggregate sufficient shares of the surviving entity to cast at least a majority of the votes entitled to be cast for the election of directors.

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Shareholder Action by Written Consent

The Florida Business Corporation Act permits shareholders to take action without a meeting by less than unanimous consent. One or more written consents describing the action must be signed by the holders of the minimum number of votes that would be required to authorize that action at a meeting. An action taken by consent will only become effective upon compliance with certain delivery and notice requirements.

The FNB-FL bylaws do not contain any provision that would vary from the Florida Business Corporation Act.

Shareholder Action by Written Consent

Under the Pennsylvania Business Corporation Law, shareholders may take action without a meeting by less than unanimous consent if permitted by the articles of incorporation. If the articles of incorporation permit shareholders to take action in this manner, the consent must be signed by the holders of the minimum number of votes that would be required to authorize the action at a meeting; and the action will only become effective upon compliance with certain delivery and notice requirements.

The FNB-Penn articles of incorporation provide that the shareholders may act by less than unanimous consent.

Special Meetings of Shareholders

The Florida Business Corporation Act states that a special meeting of shareholders may be called by:

•  the board of directors;

•  the persons authorized by the articles of incorporation or bylaws; or

•  the holders of not less than 10% of all votes entitled to be cast on the matter to be considered.

The FNB-FL bylaws are consistent with the Florida Business Corporation Act with respect to the power to call special meetings.

Special Meetings of Shareholders

The Pennsylvania Business Corporation Law states that a special meeting of shareholders may be called by:

•  the board of directors;

•  the persons authorized by the articles of incorporation or bylaws; or

•  if permitted by the articles of incorporation, the holders of at least 25% of the votes that all shareholders would be entitled to cast at the meeting.

The FNB-Penn articles of incorporation and bylaws provide that a special meeting may be called by the holders of at least 25% of the votes that all shareholders would be entitled to cast at the meeting. The FNB-Penn bylaws are consistent with the Pennsylvania Business Corporation Law with respect to the power of the Board of Directors and other designated persons to call special meetings and are substantially the same as the FNB-FL bylaws in this regard.

Amendment of Articles of Incorporation

The Florida Business Corporation Act states that, unless the articles of incorporation provide for a greater vote, an amendment to the articles of incorporation will be approved if the shareholder votes cast in favor of an amendment to the articles of incorporation exceed the votes cast against the amendment. However, if the proposed amendment would trigger dissenters’ rights

Amendment of Articles of Incorporation

The Pennsylvania Business Corporation Law states that, unless the articles of incorporation or the Pennsylvania Business Corporation Law provide for a greater vote, an amendment to the articles of amendment which has been approved by the board of directors will be adopted upon receiving the affirmative vote of a majority of the votes cast by all

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under the Florida Business Corporation Act, the amendment must be approved by a majority of the votes entitled to be cast. The Florida Business Corporation Act does not require shareholder approval for certain non-material amendments to the articles of incorporation.

The FNB-FL articles of incorporation state that certain actions, such as approval of a merger which has not been approved by the Board of Directors, or removal of a director or the entire Board of Directors without cause, will require a supermajority vote of the shareholders. Those voting provisions may not be amended or repealed unless a supermajority vote of the shareholders is obtained.

shareholders entitled to vote on the matter. The Pennsylvania Business Corporation Law does not require shareholder approval for certain non-material amendments to the articles of incorporation.

The FNB-Penn articles of incorporation are substantially the same as the FNB-FL articles of incorporation with respect to the need for a supermajority vote of the shareholders for certain actions, such as approval of a merger which has not been approved by the Board of Directors, or removal of a director or the entire Board of Directors without cause, and the need for a supermajority vote of the shareholders to amend or repeal those provisions.

Amendment of Bylaws

Under the Florida Business Corporation Act, the power to adopt, amend or repeal bylaws is given to both the board of directors and the shareholders; however, the corporation’s articles of incorporation may reserve such power to the shareholders only.

Additionally, the Florida Business Corporation Act reserves to the shareholders the power to adopt or amend bylaws on certain governance matters, e.g., the proportion of votes necessary in the election of directors, if set forth in a bylaw provision or amendment adopted by the shareholders; staggered terms for directors; an increase in the quorum or voting requirements for the shareholders, if the original requirements were set forth in a bylaw provision or amendment adopted by the shareholders.

The FNB-FL articles of incorporation and bylaws provide that the bylaws may be amended, or new bylaws may be adopted, by action of the Board of Directors or the shareholders, by the affirmative vote of at least 75 percent of the shares entitled to vote.

Amendment of Bylaws

Under the Pennsylvania Business Corporation law, the power to adopt, amend or repeal bylaws is vested with the shareholders, but may be vested exclusively with the board of directors if the corporation’s articles or bylaws so provide.

Additionally, Pennsylvania reserves to the shareholders the power to adopt or amend bylaws on certain governance matters, e.g., exculpation of directors from personal liability; classification of board of directors; elimination of right to remove directors without cause; opting out of default shareholder voting requirements; opting out of the default provision relating to judges of election.

The FNB-Penn articles of incorporation and bylaws are substantially the same as the FNB-FL articles of incorporation and bylaws with respect to amendment of the bylaws.

Board or Committee Action by Written Consent

The Florida Business Corporation Act states that, unless otherwise provided in the articles of incorporation or bylaws, the board of directors or a committee of the board may take action without a meeting if a written consent describing the action taken is signed by each director or committee member.

The FNB-FL bylaws are consistent with the Florida Business Corporation Act with respect to permitting board and committee action by written consent.

Board or Committee Action by Written Consent

The Pennsylvania Business Corporation Law states that, unless otherwise provided in the bylaws, the board of directors may take action without a meeting if a consent is signed by all of the directors in office.

The FNB-Penn bylaws are substantially the same as the FNB-FL bylaws with respect to permitting board and committee action by written consent.

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Transactions With Interested Directors

The Florida Business Corporation Act provides that, if a corporation proposes to enter into a contract or other transaction with a director or an entity in which the director serves as a director or officer or has a financial interest, the contract or transaction is not void or voidable solely due to the fact that the director has a conflict of interest, or that the interested director attended the board or committee meeting at which the contract or transaction was approved, or that the interested director voted on the contract or transaction, as long as one of the following requirements is met:

•  the relationship or interest is disclosed or known to the board or committee, and the contract or transaction was approved or ratified by a majority of the directors who have no interest in the contract or transaction (however, the contract or transaction may not be approved or ratified by a single director);

•  the relationship or interest is disclosed or known to the shareholders, and the contract or transaction was approved or ratified by the shareholders and by a majority of the shares entitled to vote excluding any shares held by the interested director; or

•  the contract or transaction was fair and reasonable to the corporation at the time it is authorized by the board, a committee of the board or the shareholders.

The FNB-FL articles of incorporation and bylaws do not contain any provisions that would vary from the Florida Business Corporation Act with respect to transactions with interested directors.

Transactions With Interested Directors or Officers

The Pennsylvania Business Corporation Law provides that, if a corporation proposes to enter into a contract or other transaction with an officer or director, or an entity in which the officer or director serves as an officer or director or has a financial or other interest, the contract or transaction is not void or voidable solely due to the fact that the officer or director has a conflict of interest, or that the interested officer or director attended or participated in the board meeting at which the contract or transaction was approved, or that the interested director voted on the contract or transaction, as long as one of the following requirements is met:

•  the material facts regarding the officer’s or director’s relationship or interest and the contract or transaction are disclosed or known to the board of directors, and the contract or transaction is approved by a majority of the directors who have no interest in the contract or transaction, even if less than a quorum;

•  the material facts regarding the officer’s or director’s relationship or interest and the contract or transaction are disclosed or known to the shareholders, and the contract or transaction is specifically approved in good faith by vote of those shareholders; or

•  the contract or transaction was fair to the corporation at the time it was authorized by the board or the shareholders.

The FNB-Penn articles of incorporation and bylaws do not contain any provisions that would vary from the Pennsylvania Business Corporation Law with respect to transactions with interested officers or interested directors.

Dissenters or Appraisal Rights

The Florida Business Corporation Act provides that a shareholder is entitled to appraisal rights, and to obtain the fair value of its shares, in the following types of transactions, if they are subject to shareholder approval: conversion of the corporation to another type of entity; merger; share exchange; or disposition of all or substantially all of the corporation’s property other than in the usual and regular course of business. Appraisal rights also would also be available to a particular class or series of shares in the case of an amendment to the articles of incorporation that effects a reverse stock split

Dissenters or Appraisal Rights

The Pennsylvania Business Corporation Law provides that shareholders have the right to dissent from a transaction and obtain payment of the fair value of their shares if the provision of the Pennsylvania Business Corporation Law which authorizes the transaction states dissenters’ rights are available in that transaction. The sections of the Pennsylvania Business Corporation Law that authorize mergers, disposition of all or substantially all of the property and assets of the corporation, share exchanges, conversions, divisions and special

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of that class or series of shares and a cash-out of any fractional shares; or adversely affects certain rights or preferences associated with that class or series of shares.

However, appraisal rights are not available with respect to (A) shares that are listed on a national securities exchange, such as the New York Stock Exchange, or (B) shares held by more than 2,000 persons which have an aggregate market value of at least $10 million (excluding shares held by affiliates). The foregoing exception does not apply, and appraisal rights will be available if (i) the holders of such shares receive as consideration anything other than cash, shares or any other proprietary interest of another entity that meets the same standards listed in (A) or (B) above; or (ii) the transaction will cause shares or assets of the corporation to be acquired by (x) a person who, within the past year, was the beneficial owner of 20% or more of the voting power of the corporation, or had the power to elect 25% of the board of directors of the corporation, or an affiliate of such person; or (y) a senior executive or director of the corporation, or a senior executive of an affiliate thereof, if as a result of the transaction such senior executive or director will receive a financial benefit not generally available to other shareholders. A corporation may, in its articles of incorporation, limit or eliminate appraisal rights of preferred stock.

The FNB-FL articles of incorporation and bylaws do not contain any provisions that would vary from the Florida Business Corporation Act with respect to appraisal rights.

treatment of a class or series of shares each provide for dissenters rights. However, holders of shares that are either (A) listed on a national securities exchange or (B) held beneficially of record by more than 2,000 persons are not entitled to dissenters rights. The foregoing exception does not apply, and dissenters’ rights are available as to the preferred shares of a corporation unless the articles of incorporation or the terms of the transaction require the transaction to be approved by the affirmative vote of a majority of the votes cast by all shareholders of the class or series.

The FNB-Penn articles of incorporation and bylaws do not contain any provisions that would vary from the Pennsylvania Business Corporation Law with respect to dissenters’ rights.

Sale of Assets; Dissolution

Under the Florida Business Corporation Act, the sale or other disposition by a corporation of all or substantially all of its property, other than in the usual and regular course of business, or a proposal to dissolve, must be approved by a majority of all votes entitled to be cast on the transaction.

The FNB-FL articles of incorporation provide that the affirmative vote of at least 75% of the shares of common stock entitled to vote is needed to approve a sale or other disposition, in a single transaction or series of related transactions, of all or substantially all or a substantial part of the properties or assets of FNB-FL. As defined in the articles of incorporation, “substantial part” means more than 20% of the total consolidated assets of FNB-FL, as shown on its consolidated balance sheet as of the end of the most recent fiscal year.

Sale of Assets; Dissolution

Under the Pennsylvania Business Corporation Law and Pennsylvania Entity Transactions Law, the affirmative vote of a majority of the votes cast by the shareholders entitled to vote is needed to approve the sale or other disposition by a corporation of all or substantially all of its property and assets, unless the disposition (A) is made in the usual and regular course of business, (B) is made by a parent corporation to its wholly-owned subsidiary, without any change to voting rights, preferences, limitations or relative rights of the capital stock of the parent, (C) is made in connection with the dissolution or liquidation of the corporation, (D) is made in connection with a transaction in which the property and assets sold are leased back to the corporation, (E) constitutes a distribution to the shareholders under the Pennsylvania Business Corporation Law, or (F) is

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The FNB-FL articles of incorporation and bylaws do not contain any provisions that would vary from the Florida Business Corporation Act with respect to dissolution.

made in connection with a division of the corporation. Approval of a proposal to dissolve a corporation also requires the affirmative vote of a majority of the votes cast by the shareholders entitled to vote.

The FNB-Penn articles of incorporation are substantially the same as the FNB-FL articles of incorporation with respect to the sale of all or substantially all of its assets. The FNB-Penn articles of incorporation and bylaws do not contain any provisions that would vary from the Pennsylvania Business Corporation Law with respect to dissolution.

Limitation on Personal Liability of Directors

Under the Florida Business Corporation Act, a director is not personally liable for monetary damages to the corporation or any other person for any statement, vote, decision or failure to act, regarding corporate management or policy, by a director unless:

•  the director breached or failed to perform his or her duties as a director; and

•  the director’s breach of, or failure to perform, those duties constitutes (A) a violation of criminal law, unless the director had reasonable cause to believe his or her conduct was lawful or had no reasonable cause to believe his or conduct was unlawful; (B) a transaction from which the director derived an improper personal benefit, either directly or indirectly; (C) declaration of an unlawful distribution; (D) in the context of a derivative proceeding, conscious disregard for the best interests of the corporation or willful misconduct; or (E) in the context of a third party proceeding, recklessness or an act or omission which was committed in bad faith or with malicious purpose or in a manner exhibiting wanton and willful disregard of human rights, safety or property.

The FNB-FL articles of incorporation provide that, to the fullest extent permitted by law, no director of FNB-FL shall be personally liable for monetary damages for any action taken, or any failure to take action. The FNB-FL bylaws are consistent with the Florida Business Corporation Act with respect to limitation of the personal liability of directors.

Limitation on Personal Liability of Directors

Under the Pennsylvania Business Corporation Law, a bylaw that is adopted by the shareholders may provide that directors shall not be personally liable for monetary damages for any action taken unless (A) the director breached or failed to perform the duties of his or her office under Chapter 17, Subchapter B of the Pennsylvania Business Corporation Law; and (B) the breach or failure to perform constitutes self-dealing, willful misconduct or recklessness. Also, a corporation may not eliminate personal liability of a director pursuant to any criminal statute or payment of taxes pursuant to federal, state or local laws.

The FNB-Penn articles of incorporation are substantially the same as the FNB-FL articles of incorporation with respect to limitation of the personal liability of directors. The FNB-Penn bylaws contain a provision that is consistent with the Pennsylvania Business Corporation Law with respect to limitation of liability of directors, which will become effective if the shareholders of the Corporation approve the Reincorporation Proposal. A vote “FOR” the Reincorporation Proposal also constitutes a vote “FOR” adoption and approval of the FNB-Penn bylaws, including the bylaw provision that would limit the personal liability of FNB-Penn directors.

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Indemnification of Directors and Officers

The Florida Business Corporation Act allows corporations to indemnify any person who was or is a party to any proceeding (other than an action by, or in the right of, the corporation) by reason of the fact that he or she is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise (including an employee benefit plan) against liability incurred in connection with such proceeding, including any appeal, if he or she acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful.

With respect to proceedings by or in the right of the corporation, the Florida Business Corporation Act permits a corporation to indemnify the same persons listed above, against expenses and amounts paid in settlement not exceeding, in the judgment of the board of directors, the estimated expense of litigating the proceeding to conclusion, actually and reasonably incurred in connection with the defense or settlement or the proceeding including any appeal, if the person to be indemnified acted in good faith and in a manner he or she reasonable believed to be in, or not opposed to, the best interests of the corporation. However, indemnification is not available for any claim, issue or matter as to which the person is adjudged to be liable, unless a court of competent jurisdiction determines that he or she is fairly and reasonably entitled to indemnity.

The FNB-FL articles of incorporation and bylaws require FNB-FL to indemnify its directors and officers to the fullest extent permitted by law against expenses actually and reasonably incurred by him or her in connection with any threatened, pending or completed action, suit, investigation or proceeding, whether derivative or not, and whether civil, criminal, administrative or investigative, that is brought or threatened to be brought against the director or officer by reason of his or her service as a director or officer of FNB-FL or one of its subsidiaries or affiliates.

Indemnification of Directors and Officers

The Pennsylvania Business Corporation Law allows corporations to indemnify any person who was or is a party, or is threatened to be made a party, to any threatened, pending or completed action or proceeding, whether civil, criminal, administrative or investigative (other than an action by, or in the right of, the corporation) by reason of the fact that he or she is or was a representative of the corporation or is or was serving at the request of the corporation as a representative of another corporation, partnership, joint venture, trust or other enterprise (including an employee benefit plan) against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with the action or proceeding, if he or she acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful.

With respect to proceedings by or in the right of the corporation, the Pennsylvania Business Corporation Law permits a corporation to indemnify the same persons listed above, against expenses (including attorneys’ fees) actually and reasonably incurred by him or her in connection with the defense or settlement of the action if he or she acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the corporation. However, indemnification is not available for any claim, issue or matter as to which the person is adjudged to be liable, unless a court of common pleas where the registered office of the corporation is located or the court in which the action was brought determines that he or she is fairly and reasonably entitled to indemnity.

The FNB-Penn articles of incorporation and bylaws are substantially the same as the FNB-FL articles of incorporation and bylaws with respect to the rights of officers and directors to indemnification. A vote “FOR” the Reincorporation Proposal also constitutes a vote “FOR” adoption and approval of the FNB-Penn bylaws, including the bylaw provision that would authorize FNB-Penn to indemnify officers and directors of FNB-Penn.

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Advancement of Expenses

The Florida Business Corporation Act allows corporations to pay, in advance of the final disposition of a civil or criminal proceeding to which a director or officer is a party, the expenses incurred by the director or officer for his or her defense. As a condition to advancing expenses, the corporation must receive an undertaking by or on behalf of the director or officer to repay the amount if he or she is ultimately found not to be entitled to indemnification by the corporation under the Florida Business Corporation Act. (See “Indemnification of Directors and Officers” above.)

The FNB-FL bylaws require FNB-FL to pay expenses incurred by an officer or director in defending or investigating a threatened or pending action, suit or proceeding in advance of the final disposition of the action, suit or proceeding, provided that FNB-FL has received an undertaking by the officer or director to repay the amounts advanced if it is ultimately determined that he or she is not entitled to indemnification by the corporation.

Advancement of Expenses

The Pennsylvania Business Corporation Law allows corporations to pay expenses (including attorneys’ fees) incurred by an officer or director of the corporation in defending any action or proceeding in advance of the final disposition of the action or proceeding, provided that the corporation has received an undertaking by or on behalf of the officer or director to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation as authorized by the Pennsylvania Business Corporation Law.

The FNB-Penn bylaws are substantially the same as the FNB-FL bylaws with respect to the rights of officers and directors to advancement of expenses. A vote “FOR” the Reincorporation Proposal also constitutes a vote “FOR” adoption and approval of the FNB-Penn bylaws, including the bylaw provision that would authorize FNB-Penn to advance expenses incurred by officers and directors of FNB-Penn in defending against an action or proceeding.

Exclusive Jurisdiction

The FNB-FL articles of incorporation and bylaws do not contain an “exclusive jurisdiction” provision which requires all internal corporate claims to be brought solely and exclusively in the courts of a particular state.

Exclusive Jurisdiction

The FNB-Penn articles of incorporation and bylaws do not contain an “exclusive jurisdiction” provision which requires all internal corporate claims to be brought solely and exclusively in the courts of a particular state.

Authorized Shares The FNB-FL articles of incorporation authorize 500 million shares of common stock, par value $0.01 per share, and 20 million shares of preferred stock, $0.01 par value per share.

Authorized Shares

The FNB-Penn articles of incorporation are substantially the same as the FNB-FL articles of incorporation with respect to the amount of authorized shares; it authorizes 500 million shares of common stock, par value $0.01 per share, and 20 million shares of preferred stock, $0.01 par value per share.

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Preferred Stock

The FNB-FL articles of incorporation state that the Board of Directors is authorized, at any time or from time to time, to divide any or all of the shares of preferred stock of the Corporation into series, establish a series of preferred stock and determine the relative rights and preferences of that series of preferred stock, including the following: dividend rates; redemption prices; sinking fund provisions, if any, for the redemption or purchase of shares of the series; the preferential amounts payable on shares of the series in the event of a liquidation of the Corporation; voting rights; and terms and conditions, if any, upon which the shares of the series may be converted into shares of another class or series. The FNB-FL articles of incorporation also state that all shares of preferred stock must be of equal rank with each other, regardless of series.

Preferred Stock

The FNB-Penn articles of incorporation are substantially the same as the FNB-FL articles of incorporation with respect to the authority of the Board of Directors to divide the preferred stock into series, establish a series of preferred stock and determine the relative rights and preferences of that series of preferred stock, including the following: dividend rates; redemption prices; sinking fund provisions, if any, for the redemption or purchase of shares of the series; the preferential amounts payable on shares of the series in the event of a liquidation of the Corporation; voting rights; and terms and conditions, if any, upon which the shares of the series may be converted into shares of another class or series. The FNB-Penn articles of incorporation also state that all shares of the preferred stock must be of equal rank with each other, regardless of series.

Declaration of Dividends

Under the Florida Business Corporation Act, dividends may be declared unless, after giving effect to the distribution, (A) the corporation would not be able to pay its debts as they come due in the usual course of business, or (B) the corporation’s total assets would be less than the sum of its total liabilities plus the amount needed to satisfy shareholders’ preferential rights upon dissolution. The board of directors may base its determination (as to whether or not a distribution may be made) on financial statements prepared on the basis of accounting practices and principles that are reasonable in the circumstances or on a fair valuation or other method that is reasonable in the circumstances.

Florida law provides a two-year statute of limitations for personal liability of a director who has breached or failed to perform his or her duties in authorizing an unlawful distribution.

The FNB-FL articles of incorporation and bylaws do not contain any provisions that would vary from the Florida Business Corporation Act with respect to declaration of dividends.

Declaration of Dividends

Under the Pennsylvania Business Corporation Law, dividends may be declared unless, after giving effect to the distribution, (A) the corporation would not be able to pay its debts as they come due in the usual course of business, or (B) the corporation’s total assets would be less than the sum of its total liabilities plus (unless otherwise provided in the corporation’s articles of incorporation) the amount needed to satisfy shareholders’ preferential rights upon dissolution. The board of directors may base its determination (as to whether or not a distribution may be made) on (A) the book values of the assets and liabilities of the corporation, as reflected on its books and records; (B) a valuation that takes into consideration unrealized appreciation and depreciation or other changes in value of the assets and liabilities of the corporation; (C) the current value of the assets and liabilities of the corporation, either valued separately or valued in segments or asan entirety as a going concern; or (D) any other method that is reasonable under the circumstances. The board of directors is required to consider obligations and liabilities if they are required to be reflected on a balance sheet prepared on the basis of generally accepted accounting principles.

Pennsylvania law provides a two-year statute of limitations for personal liability of a director who has breached or failed to perform his or her duties in authorizing an unlawful distribution, and the breach

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or failure to perform constituted self-dealing, willful misconduct or recklessness.

The FNB-Penn articles of incorporation and bylaws do not contain any provisions that would vary from the Pennsylvania Business Corporation Law with respect to declaration of dividends.

Anti-Takeover Provisions

Transactions With Interested Shareholders. Under Section 607.0901 of the Florida Business Corporation Act, an “interested shareholder” is any person who, together with that person’s affiliates and associates, beneficially owns 10 percent or more of any voting stock of the corporation. A corporation may not enter into certain types of transactions with the interested shareholder, such as (A) a merger or consolidation, (B) a sale, lease, mortgage, pledge or other disposition of assets having a fair market value above a specified threshold, or (C) a sale of shares having a fair market value above a specified threshold, without approval of the holders of two-thirds of the voting shares of the corporation, other than shares beneficially owned by the interested stockholder. This approval is not required in certain situations, including the following:

•  a majority of the disinterested directors has approved the interested shareholder transaction; or

•  the consideration that shareholders will receive satisfies a statutory “fair price” requirement, as determined by a formula under the Florida Business Corporation Act.

A corporation may elect to opt out from this anti-takeover provision in its articles of incorporation. FNB-FL has not opted out from this anti-takeover provision.

Anti-Takeover Provisions

Chapter 25 of the Pennsylvania Business Corporation Law contains a number of statutory anti-takeover provisions which only apply to “Registered Corporations”, such as the Corporation, unless the company has opted out from one or more of those provisions. In its articles of incorporation, FNB-Penn has opted out of all of the specific anti-takeover provisions in Chapter 25. In lieu of those provisions, the articles of incorporation of FNB-Penn incorporate Section 607.0901 of the Florida Business Corporation Act as currently in effect (and which is applicable to the Corporation). See the corresponding left hand column for a summary of Section 607.0901 of the Florida Business Corporation Act.

The specific anti-takeover provisions which FNB-Penn has opted out of are:

•  Subchapter 25E, which, with certain exceptions, entitles shareholders to be paid the fair value of their shares by anyone who acquires 20% or more of the outstanding voting power of the corporation;

•  Subchapter 25F, which imposes certain financial requirements and restrictions on business combinations with interested shareholders of the corporation;

•  Subchapter 25G, which, with certain exceptions, limits the voting rights of persons who have acquired 20% or more of the outstanding voting power of the corporation;

•  Subchapter 25H, which requires disgorgement of certain profits made by controlling shareholders following their attempts to gain control of the corporation;

•  Subchapter 25I, relating to severance compensation for employees terminated following certain control-share acquisitions; and

FNB-FL	FNB-Penn

• Subchapter 25J, relating generally to the continuation of labor contracts following business combination transactions.

“Other Constituency” Provision

The Florida Business Corporation Act provides that, in discharging his or her duties, a director may consider such factors as the director deems relevant, including the long-term prospects and interests of the corporation and its shareholders, and the social, economic, legal, or other effects of any action on the employees, suppliers, customers of the corporation or its subsidiaries, the communities and society in which the corporation or its subsidiaries operate, and the economy of the state and the nation.

The FNB-FL articles of incorporation provide that, when evaluating any proposal (A) involving a tender offer or exchange offer for any security of the Corporation, (B) to merge or consolidate the Corporation with another corporation or person, or (C) to purchase or otherwise acquire all or substantially all or a substantial part of the properties or assets of the Corporation, the Board of Directors shall, in exercising its judgment in determining what is in the best interests of the Corporation and its shareholders, give due consideration to all relevant factors, including, without limitation, the long-term prospects and interests of the Corporation and its shareholders, and the social, economic, legal or other effects of any action on the employees, suppliers, customers of the Corporation or its subsidiaries, the communities and societies in which the Corporation or its subsidiaries operate, and the economy of the state and the nation. Furthermore, if the Board of Directors determines to reject a proposal for one of the transactions enumerated above, it may take any lawful action to accomplish its purpose, including but not limited to: advising shareholders not to accept the proposal; instituting litigation against the party making the proposal; filing complaints with governmental and regulatory authorities; acquiring the Corporation’s securities; selling or otherwise issuing authorized but unissued securities or treasury stock or granting options to purchase such stock; acquiring a company to create an antitrust or other regulatory problem for the party making the proposal; and obtaining a more favorable offer from another individual or entity.

“Other Constituency” Provision

The Pennsylvania Business Corporation Law provides that, in discharging their duties, the board of directors, committees of the board and individual directors may, in considering the best interests of the corporation, consider to the extent they deem appropriate:

•  The effects of any action upon any or all groups affected by such action, including shareholders, employees, suppliers, customers and creditors of the corporation, and upon communities in which offices or other establishments of the corporation are located;

•  The short-term and long-term interests of the corporation, including benefits that may accrue to the corporation from its long-term plans and the possibility that these interests may be best served by the continued independence of the corporation;

•  The resources, intent and conduct (past, stated and potential) of any person seeking to acquire control of the corporation; and

•  All other pertinent factors.

The Pennsylvania Business Corporation Law further states that the fiduciary duty of directors shall not be deemed to require them to (A) redeem any rights under a shareholder rights plan, (B) render inapplicable the anti-takeover provisions in Chapter 25 of the Pennsylvania Business Corporation Law, or (C) take action as the board of directors, a committee of the board or an individual director solely because the action could have an effect on an acquisition or potential or possible acquisition of control or the consideration that might be offered or paid to shareholders in an acquisition.

The FNB-Penn articles of incorporation are substantially the same as the FNB-FL articles of incorporation with respect to permitting the board of directors to consider other constituencies in discharging their duties and to take any lawful action in connection with a determination to reject a proposal.

FNB-FL	FNB-Penn

Derivative Actions

Under the Florida Business Corporation Act, a person may bring a derivative action only if the person was a shareholder of the corporation at the time of the occurrence of the transaction complained of, or became a shareholder through transfer by operation of law from one who was a shareholder at such time.

Derivative Actions

Under the Pennsylvania Business Corporation Law, a shareholder may maintain a derivative suit, even if the shareholder was not a shareholder at the time of the alleged wrongdoing, if there is a strong prima facie case in favor of the claim asserted and if the court determines in its discretion that serious injustice would result without such suit.

Regulatory Approvals

The Corporation is not required to obtain any regulatory approvals in advance of the reincorporation.

Material U.S. Federal Income Tax Consequences

The following discussion summarizes the material U.S. federal income tax consequences of the reincorporation to holders of our common stock. This summary is not a comprehensive description of all of the U.S. federal tax consequences of the reincorporation that may be relevant to holders. We urge you to consult your own tax advisor regarding your particular circumstances and the U.S. federal income and estate tax consequences to you of the reincorporation, as well as any tax consequences arising under the laws of any state, local, foreign or other tax jurisdiction and the possible effects of changes in U.S. federal or other tax laws.

The reincorporation provided for in the Plan of Conversion is intended to be a tax-free reorganization under Section 368(a) of the U.S. Internal Revenue Code. Assuming the reincorporation qualifies as a tax-free reorganization within the meaning of Section 368(a) of the U.S. Internal Revenue Code, and subject to the qualifications and assumptions described in this proxy statement: (a) holders of FNB-FL common stock will not recognize any gain or loss as a result of the completion of the reincorporation, (b) the aggregate tax basis of FNB-Penn common shares immediately following completion of the reincorporation will be equal to the aggregate tax basis of the shares of FNB-FL common stock immediately before consummation of the reincorporation, and (c) the holding period for FNB-Penn common shares following the reincorporation will include the holding period of FNB-FL common stock converted therefor.

Accounting Treatment

We expect that the reincorporation will have no effect on the Corporation from an accounting perspective because there is no change in the entity as a result of the reincorporation. As such, the historical financial statements of the Corporation, which have previously been reported to the SEC on our periodic reports, as of and for all periods through the date of this proxy statement, will remain the financial statements of FNB-Penn following the reincorporation.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 4 TO APPROVE THE REINCORPORATION OF THE CORPORATION FROM THE STATE OF FLORIDA TO THE COMMONWEALTH OF PENNSYLVANIA (PROPOSAL 4 ON THE PROXY CARD).

SHAREHOLDER PROPOSALS AND NOMINATIONS

FOR THE 2017 ANNUAL MEETING

SEC Rule 14a-8

If you are a shareholder who would like us to include your proposal in our notice of the 2017 Annual Meeting and related proxy materials, you must follow SEC Rule 14a-8 under the Securities Exchange Act of 1934. In submitting your proposal, our Corporate Secretary must receive your proposal, in writing, at our principal executive offices at One North Shore Center, 12 Federal Street, Pittsburgh, Pennsylvania 15212, no later than December 2, 2016. If you do not follow SEC Rule 14a-8, we will not consider your proposal for inclusion in next year’s proxy statement.

Advance Notice Requirements Under Our Bylaws

Pursuant to Article I, Section 1.11 of our bylaws, a shareholder who wishes to nominate an individual for election to the Board of Directors directly at an Annual Meeting, or to propose any business to be considered at an Annual Meeting, must deliver advance notice of such nomination or business to our Corporate Secretary. The notice must be delivered in person, by first-class United States mail postage prepaid or by reputable overnight delivery service to the attention of our Corporate Secretary, at our principal executive offices at F.N.B. Corporation, One North Shore Center, 12 Federal Street, Pittsburgh, Pennsylvania 15212 during the period commencing on December 2, 2016, and ending on January 1, 2017. The shareholder must be a shareholder of record as of the date the notice is delivered and at the time of the Annual Meeting and must be entitled to vote at the meeting. The notice must be in writing and contain the information specified in our bylaws for a director nomination or other business. The notice must contain certain information about the proposal or nominee, as applicable, which is generally equivalent to the information that would be required to be disclosed under the proxy rules of the SEC if proxies were solicited for shareholder consideration of the matter at a meeting of shareholders, as well as certain information about the shareholder who is making the proposal or nomination. Nominees also will be required to submit a completed and signed questionnaire. The questionnaire will be provided by our Corporate Secretary upon request and is similar to the annual questionnaire completed by all of our directors regarding their background, experience and independence.

Only shareholder proposals and nominations submitted in accordance with the Company bylaw provisions will be eligible for presentation at our 2017 Annual Meeting, and any other matter not submitted to our Board in accordance with such provisions will not be considered or acted upon at our 2017 Annual Meeting. The Board Chairman is authorized to determine whether a nomination or proposal was made in accordance with our bylaws and to declare that a defective nomination or proposal be disregarded.

OTHER MATTERS

As of April 1, 2016, our Board does not know of any other matter to be presented for consideration at our Annual Meeting other than the matters described above. However, if any other matter is presented in conformance with our bylaws, proxies in the enclosed form returned to us will be voted in accordance with the recommendation of our Board or, in the absence of such a recommendation, in accordance with the judgment of the individuals designated as proxies.

“Householding” of Proxy Materials.

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for shareholders and cost savings for companies. We, and some brokers who household proxy materials, may deliver a single proxy statement to multiple shareholders who share an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker or us that they or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, or if you are receiving multiple copies of the proxy statement and wish to receive only one, please notify your broker if your shares are held in a brokerage account, or us if you hold registered shares. You can notify us by sending a written request to: Shareholder Services, F.N.B. Corporation, One F.N.B. Boulevard, Hermitage, Pennsylvania 16148, or by calling our Transfer Agent representative at 1-800-368-5948. Upon written or oral request to us or our Transfer Agent representative, a separate copy of our proxy statement and annual report will promptly be sent to you.

Electronic Delivery of Proxy Materials

You can also access our proxy statement, Form 10-K for the fiscal year ended December 31, 2015, and our Annual Report to shareholders, via the Internet at http://www.envisionreports.com/fnb.

For our 2017 Annual Meeting, you can help us save significant printing and mailing expenses by consenting to access our proxy materials and Annual Report electronically via the Internet. If you hold your shares in your own name (instead of “street name” through a bank, broker or other nominee), you can choose this option by appropriately marking the box on your proxy card denoting your consent to electronic access or, if voting by telephone at 1-800-652-8683, following the prompts for consenting to electronic access, or following the instructions at the Internet voting website at http://www.envisionreports.com/fnb which has been established for you to vote your shares for the meeting. If you choose to receive your proxy materials and Annual Report electronically, then prior to next year’s Annual Meeting you will receive notification when the proxy materials and Annual Report are available for on-line review via the Internet, as well as the instructions for voting electronically via the Internet. Your choice for electronic distribution will remain in effect until you revoke it by sending a written request to: Shareholder Services, F.N.B. Corporation, One F.N.B. Boulevard, Hermitage, Pennsylvania 16148. If you hold your shares in “street name” through a bank, broker or other nominee, you should follow the instructions provided by that entity if you wish to access our proxy materials electronically via the Internet.

BY ORDER OF THE BOARD OF DIRECTORS,

James G. Orie
Chief Legal Officer and Corporate Secretary

April 1, 2016

APPENDIX A

FORM OF PLAN OF CONVERSION

OF

F.N.B. CORPORATION, a Florida corporation

TO

F.N.B. CORPORATION, a Pennsylvania business corporation

This PLAN OF CONVERSION, dated as of [MONTH, DAY], 2016 (this “Plan”), is hereby adopted by F.N.B. Corporation, a Florida corporation (the “Company”), in order to set forth the terms, conditions and procedures governing the conversion of the Company from a Florida corporation to a Pennsylvania business corporation pursuant to Sections 607.1112 through 607.1114 of the Florida Business Corporation Act, as amended (the “FBCA”), and Sections 371 through 376 of the Pennsylvania Entity Transactions Law (the “PaETL”).

RECITALS

WHEREAS, the Company is a corporation established and existing under the laws of the State of Florida;

WHEREAS, conversion of a Florida corporation into a Pennsylvania business corporation is permitted under Section 607.1112 of the FBCA and Section 371(b) of the PaETL;

WHEREAS, the Board of Directors of the Company has determined that it would be advisable and in the best interests of the Company and its shareholders for the Company to convert from a Florida corporation to a Pennsylvania corporation pursuant to Sections 607.1112 through 607.1114 of the FBCA and Sections 371 through 376 of the PaETL; and

WHEREAS, the Board of Directors has authorized, approved and adopted the form, terms and provisions of this Plan and submitted this Plan to the Company’s shareholders for approval, and the Company’s shareholders have approved this Plan.

NOW, THEREFORE, the Company hereby adopts this Plan as follows:

1. Conversion; Effect of Conversion.

(a) At the Effective Time (as defined in Section 3 below), the Company shall be converted from a Florida corporation to a Pennsylvania business corporation pursuant to Section 607.1114 of the FBCA and Section 376 of the PaETL (the “Conversion”) and the Company, as converted to a Pennsylvania business corporation (the “Converted Company”), shall thereafter be subject to all of the provisions of the Pennsylvania Business Corporation Law, as amended (the “PaBCL”), and the PaETL, and the existence of the Converted Company shall be deemed to have commenced on the date the Company commenced its existence in the State of Florida.

(b) At the Effective Time, by virtue of the Conversion and without any further action on the part of the Company or its shareholders, the Converted Company shall, for all purposes of the laws of the State of Florida and the Commonwealth of Pennsylvania, be deemed to be the same entity as the Company. At the Effective Time, by virtue of the Conversion and without any further action on the part of the Company or its shareholders, for all purposes of the laws of the Commonwealth of Pennsylvania, (i) all property of the Company will continue to be vested in the Converted Company without transfer, reversion or impairment; (ii) all debts, obligations and other liabilities of the Company will continue as debts, obligations and other liabilities of the Converted Company; (iii) except as otherwise provided by law, all of the rights, privileges, immunities and powers of the Company will continue to be vested without change in the Converted Company; (iv) the name of the Converted Company may be substituted for the name of the Company in any pending action or proceeding; (v) the articles of incorporation of the Converted Company shall be effective and binding on the shareholders of the Converted Company; and (vi) the bylaws of the Converted Company shall be effective.

(c) The Conversion does not give rise to any rights that a shareholder, director or third party would have upon a dissolution, liquidation or winding up of the Company.

(d) At the Effective Time, the name of the Converted Company shall be: F.N.B. Corporation.

(e) The Company intends for the Conversion to constitute a reorganization within the meaning of Section 368(a)(1) (F) of the Internal Revenue Code of 1986, as amended, and for this Plan to constitute a “plan of reorganization” within the meaning of Treasury Regulation Section 1.368-2(g).

2. Filings. As promptly as practicable following the date hereof, the Company shall cause the Conversion to be effective by:

(a) executing and filing (or causing to be executed and filed) a Certificate of Conversion pursuant to Section 607.1113 of the FBCA in a form reasonably acceptable to any officer of the Company (the “FL Certificate of Conversion”) with the Florida Secretary of State;

(b) executing and filing (or causing to be executed and filed) a Statement of Domestication pursuant to Section 375 of the PaETL in a form reasonably acceptable to any officer of the Company (the “PA Statement of Domestication”) with the Pennsylvania Department of State; and

(c) filing (or causing to be filed) Articles of Incorporation of F.N.B. Corporation substantially in the form set forth on Exhibit I hereto (the “PA Articles of Incorporation”) with the Pennsylvania Department of State as an exhibit to the Statement of Domestication.

3. Effective Time. The Conversion shall become effective upon the filing and effectiveness of the FL Certificate of Conversion, the PA Statement of Domestication and the PA Articles of Incorporation with the applicable secretary of state (the time of the effectiveness of the Conversion, the “Effective Time”).

4. Effect of Conversion on Common Stock. Upon the terms and subject to the conditions of this Plan, at the Effective Time, by virtue of the Conversion and without any further action on the part of the Company or its shareholders, each share of issued Common Stock, $0.01 par value per share, of the Company (“Company Common Stock”) shall convert into one validly issued, fully paid and nonassessable share of Common Stock, $0.01 par value per share, of the Converted Company (“Converted Company Common Stock”). Following the Effective Time, all Company Common Stock shall no longer be outstanding and shall automatically be canceled and retired and shall cease to exist, and each holder of Company Common Stock immediately prior to the Effective Time shall cease to have any rights with respect thereto.

5. Effect of Conversion on Preferred Stock. Upon the terms and subject to the conditions of this Plan, at the Effective Time, by virtue of the Conversion and without any further action on the part of the Company or its shareholders, each share of issued Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series E, $0.01 par value per share, of the Company (“Company Preferred Stock”) shall convert into one validly issued, fully paid and nonassessable share of the Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series E, $0.01 par value per share, of the Converted Company (“Converted Company Preferred Stock”).

Following the Effective Time, all Company Preferred Stock shall no longer be outstanding and shall automatically be canceled and retired and shall cease to exist, and each holder of Company Preferred Stock immediately prior to the Effective Time shall cease to have any rights with respect thereto.

6. Effect of Conversion on Depositary Shares. Upon the terms and subject to the conditions of this Plan, at the Effective Time, by virtue of the Conversion and without any further action on the part of the Company or its shareholders, (a) the Deposit Agreement, dated as of November 1, 2013, among the Company, Computershare (successor-in-interest to Registrar and Transfer Company), as Depositary, and all holders from time to time of Depositary Shares (as defined below) (the “Deposit Agreement”), shall constitute a valid and binding obligation of the Converted Company, and (b) each Depositary Share, as defined by the Deposit Agreement, outstanding immediately prior to the Effective Time shall constitute a validly issued Depositary Share, representing a legal and valid 1/40th fractional interest in a share of the Converted Company Preferred Stock deposited under the Deposit Agreement (the “Converted Company Depositary Shares”).

7. Effect of Conversion on Depositary Receipts. Upon the terms and subject to the conditions of this Plan, at the Effective Time, all of the outstanding Receipts (as defined by the Deposit Agreement) immediately prior to the Effective Time (a) shall be deemed for all purposes to evidence legal and valid interests in an amount of Converted Company Depositary Shares equal to the amount of Depositary Shares represented by such Receipts immediately prior to the Effective Time, and (b) shall entitle the holders thereof to the rights specified therein and in the Deposit Agreement.

8. Effect of Conversion on Employee Benefit, Incentive Compensation or Other Similar Plans. Upon the terms and subject to the conditions of this Plan, at the Effective Time, by virtue of the Conversion and without any further action on the part of the Company or its shareholders, each employee benefit plan, incentive compensation plan or other similar plan to which the Company is a party shall continue to be a plan of the Converted Company. To the extent that any such plan provides for the issuance of Company Common Stock, at the Effective Time, such plan shall be deemed to provide for the issuance of Converted Company Common Stock. A number of shares of Converted Company Common Stock shall be reserved for issuance under such plan or plans equal to the number of shares of Company Common Stock so reserved immediately prior to the effective date of the Conversion.

9. Effect of Conversion on Outstanding Stock Options. Upon the terms and subject to the conditions of this Plan, at the Effective Time, by virtue of the Conversion and without any further action on the part of the Company or its shareholders, each option to acquire shares of Company Common Stock outstanding immediately prior to the Effective Time shall convert into an equivalent option to acquire, upon the same terms and conditions (including the exercise price per share applicable to each such option) as were in effect immediately prior to the Effective Time, the same number of shares of Converted Company Common Stock.

10. Effect of Conversion on Outstanding Warrants or Other Rights. Upon the terms and subject to the conditions of this Plan, at the Effective Time, by virtue of the Conversion and without any further action on the part of the Company or its shareholders, each warrant or other right to acquire shares of Company Common Stock, including any rights pursuant to employee stock purchase plans, outstanding immediately prior to the Effective Time shall convert into an equivalent warrant or other right to acquire, upon the same terms and conditions (including the exercise price per share applicable to each such warrant or other right) as were in effect immediately prior to the Effective Time, the same number of shares of Converted Company Common Stock.

11. Effect of Conversion on Outstanding Performance Shares, Restricted Stock Units or Stock Appreciation Rights. Upon the terms and subject to the conditions of this Plan, at the Effective Time, by virtue of the Conversion and without any further action on the part of the Company or its shareholders, each performance share, restricted stock unit or stock appreciation right to acquire shares of Company Common Stock outstanding immediately prior to the Effective Time shall convert into an equivalent performance share, restricted stock unit or stock appreciation right to acquire, upon the same terms and conditions (including the exercise price per share applicable to each such stock appreciation right) as were in effect immediately prior to the Effective Time, the same number of shares of Converted Company Common Stock.

12. Effect of Conversion on Stock Certificates. Upon the terms and subject to the conditions of this Plan, at the Effective Time, all of the outstanding certificates that immediately prior to the Effective Time represented shares of Company Common Stock immediately prior to the Effective Time shall be deemed for all purposes to continue to evidence ownership of and to represent the same number of shares of Converted Company Common Stock into which the shares represented by such certificates have been converted as provided herein. The registered owner on the books and records of the Converted Company or its transfer agent of any such outstanding stock certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Converted Company or its transfer agent, have and be entitled to exercise any voting and other rights with respect to and to receive any dividend and other distributions upon the shares of the Converted Company evidenced by such outstanding certificate as provided above.

13. Filings, Licenses, Permits, Titled Property, Etc. As necessary, following the Effective Time, the Converted Company shall apply for new qualifications to conduct business (including as a foreign corporation), licenses, permits and similar authorizations on its behalf and in its own name in connection with the Conversion and to reflect the fact that it is a corporation duly formed and validly existing under the laws of the Commonwealth of Pennsylvania. As required or appropriate, following the Effective Time, all real, personal or intangible property of the Company which was titled or registered in the name of the Company shall be re-titled or re-registered, as applicable, in the name of the Converted by appropriate filings or notices to the appropriate party (including, without limitation, any applicable governmental agencies).

14. Further Assurances. If, at any time after the Effective Time, the Converted Company shall determine or be advised that any deeds, bills of sale, assignments, agreements, documents or assurances or any other acts or things are necessary, desirable or proper, consistent with the terms of this Plan, (a) to vest, perfect or confirm, of record or otherwise, in the Converted Company its right, title or interest in, to or under any of the rights, privileges, immunities, powers, purposes, franchises, properties or assets of the Company, or (b) to otherwise carry out the purposes of this Plan, the Converted Company, its officers and directors and the designees of its officers and directors, are hereby authorized to solicit in the name of the Converted Company any third-party consents or other documents required to be delivered by any third-party, to execute and deliver, in the name and on behalf of the Converted Company all such deeds, bills of sale, assignments, agreements, documents and assurances and do, in the name and on behalf of the Converted Company, all such other acts and things necessary, desirable or proper to vest, perfect or confirm its right, title or interest in, to or under any of the rights, privileges, immunities, powers, purposes, franchises, properties or assets of the Company and otherwise to carry out the purposes of this Plan.

15. Effect of Conversion on Directors and Officers. The members of the board of directors and the officers of the Company immediately prior to the Effective Time shall continue in office following the Effective Time as the directors and officers of the Converted Company, respectively, until the expiration of their respective terms of office and until their successors have been duly elected and have qualified, or until their earlier death, resignation or removal. After the Effective Time, the Converted Company and its board of directors shall take any necessary actions to cause each of such individuals to be appointed or to confirm such appointments.

16. Pennsylvania Bylaws. To the fullest extent permitted by law, at the Effective Time, the bylaws of the Converted Company shall be substantially in the form set forth on Exhibit II hereto (the “PA Bylaws”).

17. Implementation and Interpretation; Termination and Amendment. This Plan shall be implemented and interpreted, prior to the Effective Time, by the Board of Directors of the Company and, upon the Effective Time, by the Board of Directors of the Converted Company, (a) each of which shall have full power and authority to delegate and assign any matters covered hereunder to any other party(ies), including, without limitation, any officers of the Company or the Converted Company, as the case may be, and (b) the interpretations and decisions of which shall be final, binding, and conclusive on all parties.

18. Amendment. This Plan may be amended or modified by the Board of Directors of the Company at any time prior to the Effective Time, provided that such an amendment shall not alter or change (a) the amount or kind of shares or other securities to be received hereunder by the holders of the Company’s shares (or holders of interests in the Company’s shares), (b) any term of the PA Articles of Incorporation or the PA Bylaws, other than changes permitted to be made without shareholder approval by the PaBCL, or (c) any of the terms and conditions of this Plan if such alteration or change would adversely affect the shareholders of the Company.

19. Termination or Deferral. At any time prior to the Effective Time, (a) this Plan may be terminated and the Conversion may be abandoned by action of the Board of Directors of the Company, notwithstanding the approval of this Plan by the shareholders of the Company, (b) the consummation of the Conversion may be deferred for a reasonable period of time if, in the opinion of the Board of Directors of the Company, such action would be in the best interests of the Company and its shareholders. In the event of termination of this Plan, this Plan shall become void and of no effect and there shall be no liability on the part of the Company, its Board of Directors or shareholders with respect thereto.

20. Third Party Beneficiaries. This Plan shall not confer any rights or remedies upon any person other than as expressly provided herein.

21. Severability. Whenever possible, each provision of this Plan will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Plan is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Plan.

22. Governing Law. This Plan shall be construed in accordance with and governed by the law of the Commonwealth of Pennsylvania, without regard to the conflict of laws provisions thereof.

EXHIBIT I

EXHIBIT I

ARTICLES OF INCORPORATION OF

F.N.B. CORPORATION

(effective [                    ], 2016)

Article 1

The name of the Corporation is F.N.B. Corporation.

Article 2

The street address and mailing address of the initial registered office of the Corporation is One North Shore Center, 12 Federal Street, Pittsburgh, Pennsylvania 15212.

Article 3

The name and address of the Incorporator of the Corporation is James G. Orie, Esq., One North Shore Center, 12 Federal Street, Pittsburgh, Pennsylvania 15212.

Article 4

The Corporation is incorporated under the Business Corporation Law of 1988, as amended, of the Commonwealth of Pennsylvania (the “Act”). The purpose of the corporation is, and it shall have unlimited power to engage in and to do any lawful act concerning any or all lawful business for which corporations may be incorporated under the Act. The term of existence of the Corporation shall be perpetual.

Article 5

The aggregate number of shares which the Corporation shall have authority to issue is Five Hundred Twenty Million (520,000,000) of which Twenty Million (20,000,000) shall be preferred stock, par value $0.01 per share, issuable in one or more series, and Five Hundred Million (500,000,000) shall be common stock, par value $0.01 per share.

A description of each such class of shares and a statement of the authority hereby vested in the Board of Directors of the Corporation to fix and determine the designations, preferences, qualifications, limitations, restrictions and special or relative rights and preferences granted to or imposed upon the shares of each class and series are as follows:

Section I. Preferred Stock

The Preferred Stock may be divided into and issued in series. The Board of Directors is hereby expressly authorized, at any time or from time to time, to divide any or all of the shares of the Preferred Stock into series, and in the resolution or resolutions establishing a particular series, before issuance of any of the shares thereof, to fix and determine the designation and the relative rights and preferences of the series so established, to the fullest extent now or hereafter permitted by the laws of the Commonwealth of Pennsylvania, including, but not limited to, the variations between different series in the following respects:

(i)	The distinctive serial designation of such series;

(ii)	The annual dividend rate for such series, and the date or dates from which dividends shall commence to accrue;

(iii)	The redemption price or prices, if any, for shares of such series and the terms and conditions on which such shares may be redeemed;

(iv)	The sinking fund provisions, if any, for the redemption or purchase of shares of such series;

(v)	The preferential amount or amounts payable upon shares of such series in the event of the voluntary or involuntary liquidation of the Corporation;

(vi)	The voting rights of shares of such series;

(vi)	The terms and conditions, if any, upon which shares of such series may be converted and the class or classes or series of shares of the Corporation into which such shares may be converted; and

(vii)

Such other terms, limitations and relative rights and preferences, if any, of shares of such series as the Board of Directors may, at the time of such resolutions, lawfully fix and determine under the laws of the Commonwealth of Pennsylvania.

All shares of the Preferred Stock shall be of equal rank with each other, regardless of series.

A. Series A — Cumulative Convertible Preferred Stock

1. Designation and number of shares of series.

A series of Preferred Stock comprised of 60,000 shares is created, established and designated “Series A-Cumulative Convertible Preferred Stock” (hereinafter called “Series A Preferred Stock”).

2. Dividend rights.

2.1 The holders of the Series A Preferred Stock shall be entitled to receive, when and as declared by the Board of Directors, preferential cumulative dividends in cash at the annual rate of $1.68 per share and no more, payable in equal quarterly installments on the 15th days of March, June, September and December of each year. In the case of the issuance of shares of Series A Preferred Stock on or prior to June 30, 1985, such dividends shall be cumulative from and after June 30, 1985. In the case of the issuance of shares of other Series A Preferred Stock issued after such date, such dividends with respect to each of such other shares shall be cumulative from the quarterly dividend payment date next preceding the date of issuance of such shares to which dividends have been paid on Series A Preferred Stock (or from June 30, 1985 if such other shares are issued on or prior to the record date for the first dividend declared on Series A Preferred Stock), unless the date of issuance of such shares is a dividend payment date to which dividends have been paid on Series A Preferred Stock or a date between the record date for the determination of holders of Series A Preferred Stock entitled to receive a dividend which has been declared and the date for payment thereof, in either of which events such dividends shall be cumulative from such dividend payment date, so that all holders of record of Series A Preferred Stock outstanding on any record date for the determination of holders of Series A Preferred Stock entitled to receive any dividend thereon shall have the same dividend rights per share.

2.2 So long as any shares of the Series A Preferred Stock are outstanding, no dividends, other than (i) dividends on common stock payable in common stock, (ii) dividends payable in stock which is junior to the Series A Preferred Stock (both as to dividends and upon liquidation) and (iii) cash in lieu of fractional shares in connection with any such dividend, shall be paid or declared in cash or otherwise, nor shall any other distribution be made, on the common stock or on any other stock junior to the Series A Preferred Stock as to dividends, unless there shall be no arrearages in dividends on the Series A Preferred Stock for any past quarterly dividend period, and all cumulative dividends shall have been paid or declared in full on the Series A Preferred Stock for the current quarterly dividend period.

2.3 Subject to the foregoing provisions, such dividends and other distributions (payable in cash, property or stock junior to the Series A Preferred Stock) as may be determined by the Board of Directors may be declared and paid from time to time on the common stock or on any other stock junior to the Series A Preferred Stock, without any right of participation therein by the holders of Series A Preferred Stock.

2.4 So long as any shares of the Series A Preferred Stock are outstanding, no shares of any stock junior to the Series A Preferred Stock shall be purchased, redeemed or otherwise acquired by the Corporation or by any subsidiary, except in connection with (i) a reclassification or exchange of any stock junior to the Series A Preferred Stock through the issuance of other stock junior to the Series A Preferred Stock (both as to dividends and upon liquidation), or (ii) the purchase, redemption or other acquisition of any stock junior to the Series A Preferred Stock with proceeds of a reasonably contemporaneous sale of other stock junior to the Series A Preferred Stock (both as to dividends and upon liquidation), nor shall any funds be set aside or made available for any purchase, redemption or sinking fund for the purchase or redemption of any stock junior to the Series A Preferred Stock, unless there shall be no arrearages in dividends on the Series A Preferred Stock for any past quarterly dividend period.

2.5 If there are any arrearages in dividends for any past quarterly dividend period on any series of Preferred Stock ranking on a parity with the Series A Preferred Stock as to dividends, or if dividends shall not have been paid or declared in full for the current quarterly period on all series of Preferred Stock ranking on a parity with the Series A Preferred Stock as to dividends to the extent that dividends on such other series of Preferred Stock are cumulative, any dividends paid or declared on the Series A Preferred Stock or on any other series of Preferred Stock ranking on a parity with the Series A Preferred Stock as to dividends shall be shared ratably by the holders of the Series A Preferred Stock and the holders of all such other series of Preferred Stock ranking on a parity with the Series A Preferred Stock as to dividends in proportion to such respective arrearages and unpaid and undeclared current quarterly cumulative dividends.

3. Liquidation preference.

3.1 In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary (hereinafter sometimes called “liquidation”), the holders of the Series A Preferred Stock shall be entitled to receive a preferential liquidation payment in an amount equal to $25.00 per share plus all arrearages in dividends thereon to the date fixed for the liquidation payment (computed without interest), before any distribution shall be made to the holders of the common stock or any other stock junior to the Series A Preferred Stock as to distribution upon liquidation.

3.2 If the assets of the Corporation are insufficient to permit payment of the full preferential amount payable to the holders of the Series A Preferred Stock and of any other series of Preferred Stock ranking on a parity with the Series A Preferred Stock as to distribution upon liquidation, then the assets available for distribution to holders of the Series A Preferred Stock and the holders of such other series of Preferred Stock ranking on a parity with the Series A Preferred Stock as to distribution upon liquidation shall be distributed ratably to the holders of the Series A Preferred Stock and the holders of all such other series of Preferred Stock in proportion to the full preferential amounts payable on their respective shares upon liquidation.

3.3 If the preferential liquidation payment shall have been made in full as provided herein, the remaining assets of the Corporation shall be distributed among the holders of common stock and other junior stock, according to their respective rights and preferences and in accordance with their respective holdings.

3.4 For the purposes of this section 3, a consolidation or merger of the Corporation with any other corporation shall not be deemed, as such, to constitute a liquidation, dissolution or winding up of the Corporation, but any reorganization of the Corporation required by any court or administrative body in order to comply with any provision of law shall be deemed to be a liquidation, dissolution or winding up of the Corporation unless the preferences, qualifications, limitations, restrictions and special or relative rights granted to or imposed upon the Series A Preferred Stock are not adversely affected by such reorganization.

4. Redemption.

The Series A Preferred Stock shall not be subject to call for redemption by the Corporation, nor shall any holder thereof have the right to require redemption of the Series A Preferred Stock.

5. Status of Series A Preferred Stock repurchased or declassified.

Shares of Series A Preferred Stock repurchased or declassified as such by future resolution of the Board of Directors shall be deemed to be authorized but unissued shares of Preferred Stock undesignated as to series. Shares of Series A Preferred Stock exchanged for shares of any other class or series shall thereby be deemed to be cancelled and the number of shares of Preferred Stock which the Corporation is authorized to issue shall be correspondingly reduced.

6. Restrictions on certain action affecting Series A Preferred Stock.

6.1 The Corporation will not (i) establish any other series of Preferred Stock ranking prior to, or authorize any other class of stock ranking prior to (or issuable in series which may, by resolutions of the Board of Directors providing for the issue of such series, rank prior to), the Series A Preferred Stock, either as to dividends or upon liquidation, or increase the authorized number of shares of any such other class or series of stock, or (ii) amend, alter or repeal any of the provisions of the Articles of Incorporation or of this resolution so as to affect adversely the preferences, special rights or powers of the holders of the Series A Preferred Stock, or (iii) effect a merger or consolidation which would affect adversely the preferences, special rights or powers of the holders of the Series A Preferred Stock, without the consent given in writing without a meeting or affirmative vote given in person or by proxy at a meeting called for the purpose, by the holders of at least 66-2/3 per cent of the shares of the Series A Preferred Stock then outstanding.

6.2 The Corporation may, without the consent or affirmative vote of any holders of the Series A Preferred Stock then outstanding, establish any other series of Preferred Stock ranking on a parity with, or authorize any other class of stock ranking on a parity with (or issuable in series which may, by resolutions of the Board of Directors providing for the issue of such series, rank on a parity with), the Series A Preferred Stock, either as to dividends or upon liquidation or both, or increase the authorized number of shares of any such other class or series.

7. Voting rights.

Holders of the Series A Preferred Stock shall be entitled to one vote for each share upon all matters upon which holders of common stock have the right to vote, and such votes shall be counted together with those of the common stock and not separately as a class or group; provided, however, that if from time to time the outstanding shares of common stock shall be increased by any subdivision of shares, or decreased by combination of shares, and the Series A Preferred Stock shall not simultaneously be so increased or decreased in the same proportion, the number of votes of each share of Series A Preferred Stock shall be adjusted so that the proportionate voting power of the Series A Preferred Stock and of the common stock shall be the same immediately after such increase or decrease as immediately before it to the nearest 1/10th of a vote per share.

8. Conversion rights.

8.1 The holders of Series A Preferred Stock shall be entitled, at any time or from time to time after June 30,1989, to surrender shares of the Series A Preferred Stock for conversion into shares of common stock of the Corporation. Subject to the provisions set forth in this section 8, each share of Series A Preferred Stock surrendered hereunder shall be converted, as of the close of business on the date of such surrender, into that number of shares of common stock having at that time an aggregate value equal to $25.00 (the “Conversion Price”).

8.2 In order to convert shares of Series A Preferred Stock into common stock, the holder shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Transfer Agent for the common stock, and shall give written notice to the Corporation at said office that he elects to convert the same or part thereof. The Corporation as soon as practicable thereafter will issue and deliver at said office to such holder a certificate for the number of full shares of common stock to which he shall be entitled hereunder; however, such holder shall be treated for all purposes as the record holder of such common stock at the time as of which such conversion takes place as aforesaid.

8.3 No fractional shares of common stock shall be issued upon conversion of the Series A Preferred Stock. Instead of any fraction of a share which would otherwise be issuable, the Corporation shall pay a cash adjustment, concurrently with issuance of the certificate for the full number of shares to which the holder is entitled, in an amount equal to the same fraction of the Stabilized Market Value (hereinafter defined) used to determine the holder’s entitlement to common stock.

8.4 In determining the number of shares of common stock to which the Series A Preferred Stock may be converted, the following provisions shall be applied, to wit:

(a) The Conversion Price shall be divided by the then Stabilized Market Value (hereinafter defined) per share, and the quotient shall determine the number of shares (calculated to ten-thousandths) of common stock issuable upon conversion, except in cases to which paragraph (b) applies.

(b) If (and for so long as) the Stabilized Market Value should be less than 80% of the Corporation’s last reported book value per share of common stock, the number of shares (calculated to ten-thousandths) of common stock issuable upon conversion of the Series A Preferred Stock shall be determined by the quotient obtained in dividing (x) the Conversion Price by (y) 80% of the Corporation’s last reported book value per share of common stock. This paragraph (b) shall not apply to conversions effected under Section 9 hereof.

(c) Adjustment shall be made for any dividends accrued on the Series A Preferred Stock during the current quarterly period in which shares thereof are surrendered for conversion, by increasing the Conversion Price by an amount equal to the quarterly dividend yield, prorated to the date on which conversion is effective, on the shares so surrendered. No adjustment shall be made on account of any prior dividends on the common stock issuable upon conversion; nor shall the Corporation be obligated to make any cash payment in respect of any such dividends in connection with the surrender and conversion of Series A Preferred Stock.

8.5(a) In case of any capital reorganization or any reclassification of the common stock of the Corporation or in case of the consolidation or merger of the Corporation with or into another corporation or the conveyance of all or substantially all of the assets of the Corporation to another corporation, each share of the Series A Preferred Stock shall thereafter be convertible into the kind(s) of stock or other securities or property to which a holder of the number of shares of common stock of the Corporation that might have been issued (disregarding the time limitation set forth in section 8.1) upon conversion of such share of the Series A Preferred Stock shall be entitled upon such reorganization, reclassification, consolidation, merger or conveyance; and, in any such case, appropriate adjustment (as determined by the Board of Directors) shall be made by the Corporation or the corporation formed by such consolidation or the corporation into which the Corporation shall have merged or the transferee of the Corporation’s assets, as the case may be, in the application of the provisions herein set forth with respect to the rights and interests thereafter of the holders of the Series A Preferred Stock, to the end that the provisions set forth herein (including provisions with respect to changes in and other adjustments of the Conversion Price) shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other securities or property thereafter deliverable upon the conversion of the shares of the Series A Preferred Stock.

(b) If, after giving effect to any such consolidation, merger or conveyance of all or substantially all of the assets of the Corporation, the holders of the Corporation’s common stock (as a group) would own less than 50% of all the issued and outstanding voting stock of the corporation formed by such consolidation or the corporation surviving such merger or the transferee of the Corporation’s assets, as the case may be, then, notwithstanding the date set forth in section 8.1, the conversion rights of the holders of the Series A Preferred Stock shall be advanced to the close of business on the date on which the shareholders of the Corporation shall have approved the subject transaction.

8.6 In case:

(i) the Corporation shall authorize the granting to the holders of its common stock of rights to subscribe for or purchase any shares of stock of any class or to receive any other rights; or

(ii) of any capital reorganization of the Corporation, reclassification of the capital stock of the Corporation, consolidation or merger of the Corporation with or into another corporation, or conveyance of all or substantially all of the assets of the Corporation to another corporation; or

(iii) of the voluntary or involuntary dissolution, liquidation or winding up of the Corporation;

then, and in any such case, the Corporation shall cause to be mailed to the holders of record of the outstanding shares of the Series A Preferred Stock, at least ten (10) days prior to the date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution or rights, or, if a record is not to be taken, the date as of which the holders of common stock of record to be entitled to such dividend, distribution or rights are to be determined, or (y) the date on which such reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation or winding up is to take place, and the date, if any, to be fixed as of which holders of common stock of record shall be entitled to exchange their shares of common stock for securities or other property deliverable upon such reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation or winding up.

8.7 The Corporation shall at all times reserve and keep available, out of its authorized but unissued common stock or out of shares of common stock held in its Treasury, solely for the purpose of effecting the conversion of the shares of the Series A Preferred Stock, the full number of shares of common stock deliverable upon the conversion of all shares of the Series A Preferred Stock from time to time outstanding. The Corporation shall from time to time, in accordance with the laws of the Commonwealth of Pennsylvania, increase the authorized amount of its common stock if at any time the authorized number of shares of common stock remaining unissued or available from Treasury shall not be sufficient to permit the conversion of all of the shares of the Series A Preferred Stock at the time outstanding.

8.8 The Corporation will pay any and all issue taxes that may be payable in respect of any issue or delivery of shares of common stock on conversion of shares of the Series A Preferred Stock pursuant to this section 8 or section 9 hereof. The Corporation shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of shares of common stock in a name other than that in which the shares of the Series A Preferred Stock so converted were registered, and no such issue or delivery shall be made unless and until the person requesting such change in registration has paid to the Corporation the amount of any such tax, or has established to the satisfaction of the Corporation, that such tax has been paid.

8.9 If any shares of common stock issuable upon conversion of the Series A Preferred Stock require registration with or approval of any governmental authority under any federal or state law before such shares may be lawfully issued upon conversion, then the Corporation shall, in good faith and as expeditiously as possible, endeavor to obtain such registration or approval, as the case may be, but shall not be required to issue such shares until the requisite registration or approval has been obtained.

9. Required Conversion to Common Stock.

9.1 At the option of the Corporation, the Series A Preferred Stock shall be converted into common stock of the Corporation after one-half or more of the shares comprising the Series A Preferred Stock (disregarding shares declassified before issue) shall no longer be outstanding (whether by reason of conversion pursuant to section 8 hereof or repurchase or otherwise). Subject to the provisions of this section 9, such option may be exercised at any time by resolution of the Board of Directors, but only with respect to all the then outstanding Series A Preferred Stock.

9.2 Conversion of the Series A Preferred Stock pursuant to the option reserved in section 9.1 hereof may be required as of any quarterly dividend payment date (specified in section 2.1 hereof) to which all dividends have been declared and paid in full, as may be determined by the Board of Directors and fixed in the resolution directing such conversion. Notice of the required conversion of the Series A Preferred Stock shall be published once in two newspapers printed in the English language and customarily published on each business day and of general circulation, one in the City of Pittsburgh, Pennsylvania and one in Beaver Falls, Pennsylvania (or if no such newspaper is published in Beaver Falls, then publication in lieu thereof may be made in any other newspaper selected as appropriate for this purpose by the Treasurer of the Corporation), such publications to be at least 30 days prior to the date fixed by the Board of Directors for such conversion. Notice of such election shall also be mailed not less than 60 days nor more than 120 days prior to the date fixed for conversion to each holder of record of shares of the Series A Preferred Stock to be converted hereunder, at his address as the same may appear on the books of the Corporation.

9.3 Effective upon the date fixed for conversion, as specified in the resolution directing conversion hereunder, all shares of the Series A Preferred Stock with respect to the conversion of which such notices shall have been given (and which remain outstanding on the date so fixed) shall automatically be deemed to be no longer outstanding for any purpose, whether or not the certificates for such shares shall have been surrendered for conversion. All rights with respect to such shares shall thereupon cease and terminate except for the right of the respective holders of the certificates for such shares to receive, upon surrender thereof, duly endorsed, to the transfer agent for the common stock, certificates for the common stock issuable in respect to the conversion of their Series A Preferred Stock as of the date fixed for conversion.

9.4 The number of shares of common stock issuable upon required conversion shall be determined in accordance with the applicable provisions in section 8 hereof.

10. Miscellaneous.

10.1 The term “Stabilized Market Value” in this Resolution means the price per share of the Corporation’s common stock paid in secondary trading transactions during the 45-day period next preceding the date as of which Stabilized Market Value is to be determined hereunder, computed on a weighted average basis with respect to the numbers of shares involved in such transactions. Prices paid shall be ascertained in good faith by the Treasurer of the Corporation by reference to all reasonably available data deemed reliable by him for such purpose. If fewer than five secondary trading transactions are found to have occurred during such 45-day period, “Stabilized Market Value” shall be determined by reference to the median between the average bid and ask prices quoted during said period by any two market-makers selected for this purpose in good faith by the Treasurer of the Corporation.

10.2 The last reported book value of the Corporation’s common stock, for purposes of this Resolution, shall be determined by reference to the shareholder’s equity, calculated on a fully-diluted basis, of the Corporation as set forth in the most recent balance sheet of the Corporation filed with the Securities and Exchange Commission.

10.3 The shares of Series A Preferred Stock shall not have any relative or special rights and powers other than as set forth in this Resolution and in the Articles of Incorporation, as amended, of the Corporation.

B. 7-1/2 Cumulative Convertible Preferred Stock, Series B

1. Designation and number of shares of series.

A series of Preferred Stock comprised of 460,000 shares is created, established and designated “7-1/2% Cumulative Convertible Preferred Stock, Series B” (hereinafter called “Series B Preferred Stock”).

2. Dividend rights.

2.1 The holders of the Series B Preferred Stock shall be entitled to receive, when and as declared by the Board of Directors, preferential cumulative dividends in cash at the annual rate of $1.875 per share and no more, payable quarterly on March 15, June 15, September 15 and December 15 of each year commencing June 15, 1992. In the case of the issuance of shares of Series B Preferred Stock on or prior to May 15, 1992, such dividends shall be cumulative from and after May 15, 1992, and the initial dividend for the period commencing on May 15, 1992 to but not including June 15, 1992 shall be payable on June 15, 1992. Such initial dividend and all other dividends payable for a period less than a full quarterly period shall be computed on the basis of a 360-day year consisting of twelve 30-day months. In the case of the issuance of other shares of Series B Preferred Stock issued after May 15, 1992 such dividends with respect to each of such other shares shall be cumulative from the quarterly dividend payment date next preceding the date of issuance of such shares to which dividends have been paid on Series B Preferred Stock (or from May 15, 1992 if such shares are issued on or prior to the record date for the first dividend declared on Series B Preferred Stock), unless the date of issuance of such shares is a dividend payment date to which dividends have been paid on Series B Preferred Stock or a date between the record date for the determination of holders of Series B Preferred Stock entitled to receive a dividend which has been declared and the date of payment thereof, in either of which events such dividend shall be cumulative from such dividend payment date, so that all holders of record of Series B Preferred Stock outstanding on any record date for the determination of holders of Series B Preferred Stock entitled to receive any dividend thereon shall have the same dividend rights per share.

2.2 So long as any shares of the Series B Preferred Stock are outstanding, no dividends, other than (i) dividends on common stock payable in common stock, (ii) dividends payable in stock which is junior to the Series B Preferred Stock (both as to dividends and upon liquidation), (iii) options, warrants or other rights to subscribe for or purchase common stock or other stock which is junior to the Series B Preferred Stock and (iv) cash in lieu of fractional shares in connection with any such dividend, shall be paid or declared in cash or otherwise, nor shall any other distribution be made, on the common stock or on any other stock junior to the Series B Preferred Stock as to dividends, unless there shall be no arrearages in dividends on the Series B Preferred Stock for any past quarterly dividend period, and all cumulative dividends shall have been paid or declared in full on the Series B Preferred Stock for the current quarterly dividend period.

2.3 Subject to the foregoing provisions, such dividends and other distributions (payable in cash, property or stock junior to the Series B Preferred Stock) as may be determined by the Board of Directors may be declared and paid from time to time on the common stock or on any other stock junior to the Series B Preferred Stock, without any right of participation therein by the holders of Series B Preferred Stock.

2.4 So long as any shares of the Series B Preferred Stock are outstanding, no shares of any stock junior to the Series B Preferred Stock shall be purchased, redeemed or otherwise acquired by the Corporation or by any subsidiary, except in connection with (i) a reclassification or exchange of any stock junior to the Series B Preferred Stock through the issuance of other stock junior to the Series B Preferred Stock (both as to dividends and upon liquidation), or (ii) the purchase, redemption or other acquisition of any stock junior to the Series B Preferred Stock with proceeds of a reasonably contemporaneous sale of other stock junior to the Series B Preferred Stock (both as to dividends and upon liquidation), nor shall any funds be set aside or made available for any purchase, redemption or sinking fund for the purchase or redemption of any stock junior to the Series B Preferred Stock, unless there shall be no arrearages in dividends on the Series B Preferred Stock for any past quarterly dividend period.

2.5 If there are any arrearages in dividends for any past quarterly dividend period on any series of Preferred Stock ranking on a parity with the Series B Preferred Stock as to dividends, or if dividends shall not have been paid or declared in full for the current quarterly period on all series of Preferred Stock ranking on a parity with the Series B Preferred Stock as to dividends to the extent that dividends on such other series of Preferred Stock are cumulative, any dividends paid or declared on the Series B Preferred Stock or on any other series of Preferred

Stock ranking on a parity with the Series B Preferred Stock as to dividends shall be shared ratably by the holders of the Series B Preferred Stock and the holders of all such other series of Preferred Stock ranking on a parity with the Series B Preferred Stock as to dividends in proportion to such respective arrearages and unpaid and undeclared current quarterly cumulative dividends.

3. Liquidation preference.

3.1 In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary (hereinafter sometimes called “liquidation”), the holders of the Series B Preferred Stock shall be entitled to receive a preferential liquidation payment in an amount equal to $25.00 per share plus all arrearages in dividends thereon to, but not including, the date fixed for the liquidation payment (computed without interest) and no more, before any distribution shall be made to the holders of the common stock or any other stock junior to the Series B Preferred Stock as to distribution upon liquidation. The holders of the shares of the Series B Preferred Stock will not be entitled to receive the liquidation payment in respect of such shares until the liquidation preference of any other shares of the Corporation’s stock ranking senior to the Series B Preferred Stock with respect to the rights upon liquidation shall have been paid (or a sum set aside therefor sufficient to provide for payment) in full.

3.2 If upon any liquidation the assets of the Corporation are insufficient to permit payment of the full preferential amount payable to the holders of the Series B Preferred Stock and of any other series of Preferred Stock ranking on a parity with the Series B Preferred Stock as to distribution upon liquidation, then the assets available for distribution to holders of the Series B Preferred Stock and the holders of such other series of Preferred Stock ranking on a parity with the Series B Preferred Stock as to distribution upon liquidation shall be distributed ratably to the holders of the Series B Preferred Stock and the holders of all such other series of Preferred Stock in proportion to the full preferential amounts payable on their respective shares upon liquidation.

3.3 If the preferential liquidation payment shall have been made in full as provided herein, the remaining assets of the Corporation shall be distributed among the holders of common stock and other junior stock, according to their respective rights and preferences and in accordance with their respective holdings, and the holders of the Series B Preferred Stock shall not be entitled to any further participation in any distribution of assets by the Corporation.

3.4 For the purposes of this section 3, a consolidation or merger of the Corporation with any other corporation or a sale, lease or conveyance of all or any part of the Corporation’s property or business shall not be deemed, as such, to constitute a liquidation, dissolution or winding up of the Corporation, but any reorganization of the Corporation required by any court or administrative body in order to comply with any provision of law shall be deemed to be a liquidation, dissolution or winding up of the Corporation unless the preferences, qualifications, limitations, restrictions and special or relative rights granted to or imposed upon the Series B Preferred Stock are not adversely affected by such reorganization.

4. Redemption.

4.1 The Series B Preferred Stock shall not be subject to call for mandatory redemption by the Corporation, nor shall any holder thereof have the right to require redemption of the Series B Preferred Stock.

4.2 The Series B Preferred Stock shall be subject to redemption at the option of the Corporation for cash on at least 30 but not more than 60 days’ notice at any time or from time to time as a whole or in part, except that the Series B Preferred Stock may not be redeemed prior to May 15, 1996. With respect to any such redemption, the Series B Preferred Stock shall be redeemable at the following redemption prices per share, together in each case with accrued but unpaid dividends to but excluding the date fixed for redemption, if redeemed during the 12-month period beginning on:

Year	Redemption Price Per Share of Convertible Preferred Stock
May 15, 1996	$26.125
May 15, 1997	25.938
May 15, 1998	25.750
May 15, 1999	25.563
May 15, 2000	25.375
May 15, 2001	25.188
May 15, 2002 and thereafter	25.00

4.3 Notice of any redemption shall be given by first class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the date fixed for redemption to the holders of record of the shares of Series B Preferred Stock to be redeemed, at their respective addresses appearing on the books of the Corporation. Notice so mailed shall be conclusively presumed to have been duly given whether or not actually received. Such notice shall state: (i) the date fixed for redemption; (ii) the redemption price; (iii) that the holder has the right to convert such shares into Common Stock until the close of business on the redemption date; (iv) the then-effective conversion rate and the place where certificates for such shares may be surrendered for conversion; (v) if less than all the shares held by such holder are to be redeemed, the number of shares to be redeemed from such holder; (vi) the place where certificates for such shares are to be surrendered for payment of the redemption price; and (vii) that after such date fixed for redemption the shares to be redeemed shall not accrue dividends.

At the option of the Corporation, if notice of redemption is mailed as aforesaid, and if prior to the date fixed for redemption funds sufficient to pay in full the redemption price are deposited in trust, for the account of the holders of the shares to be redeemed, with a bank or trust company named in such notice doing business in the Borough of Manhattan, the City of New York, State of New York or the Commonwealth of Pennsylvania and having capital surplus and undivided profits of at least $50 million (which bank or trust company also may be the transfer agent and/or paying agent for the Series B Preferred Stock) notwithstanding the fact that any certificate(s) for shares called for redemption shall not have been surrendered for cancellation, on and after such date of deposit the shares represented thereby so called for redemption shall be deemed to be no longer outstanding, and all rights of the holders of such shares as shareholders of the Corporation shall cease, except the right of the holders thereof to convert such shares in accordance with the provisions of Paragraph 8 at any time prior to the close of business on the redemption date and the right of the holders thereof to receive out of the funds so deposited in trust the redemption price, without interest, upon such surrender of the certificate(s) representing such shares. Any funds so deposited with such bank or trust company in respect of shares of Series B Preferred Stock converted before the close of business on the redemption date shall be returned to the Corporation upon such conversion. Any funds so deposited with such bank or trust company which shall remain unclaimed by the holders of shares called for redemption at the end of two years after the redemption date shall be repaid to the Corporation, on demand, and thereafter the holder of any such shares shall look only to the Corporation for the payment, without interest, of the redemption price.

4.4 Any provision of this Section 4 to the contrary notwithstanding, in the event that any quarterly dividend payable on the Series B Preferred Stock shall be in arrears and until all such dividends in arrears shall have been paid or declared and set apart for payment, the Corporation shall not redeem any shares of Series B Preferred Stock unless all outstanding shares of Series B Preferred Stock are simultaneously redeemed and shall not purchase or otherwise acquire any shares of Series B Preferred Stock except in accordance with a purchase offer made by the Corporation on the same terms to all holders of record of Series B Preferred Stock.

4.5 If fewer than all the outstanding shares of the Series B Preferred Stock are to be redeemed, the Corporation shall select those to be redeemed by lot or on a pro rata basis or by any other method deemed by the Corporation to be equitable (with adjustments to avoid fractional shares).

4.6 Any shares of the Series B Preferred Stock for which a notice of redemption has been given may be converted into shares of Common Stock at any time before the close of business on the date fixed for the redemption as set forth in Section 8 below.

5. Status of Series B Preferred Stock repurchased or declassified.

Shares of Series B Preferred Stock repurchased or declassified as such by future resolution of the Board of Directors shall be deemed to be authorized but unissued shares of Preferred Stock undesignated as to series. Shares of Series B Preferred Stock exchanged for shares of any other class or series shall thereby be deemed to be cancelled and the number of shares of Preferred Stock which the Corporation is authorized to issue shall be correspondingly reduced.

6. Restrictions on certain action affecting Series B Preferred Stock.

6.1 So long as any shares of Series B Preferred Stock remain outstanding, the Corporation will not, without the consent given in writing without a meeting or affirmative vote given in person or by proxy at a meeting called for the purpose, by the holders of at least 66-2/3 per cent of the shares of the Series B Preferred Stock then outstanding, (i) authorize, create or issue, or increase the authorized or issued amount of, any other series of Preferred Stock or any other class of stock ranking prior to (or issuable in series which may, by resolutions of the Board of Directors providing for the issue of such series, rank prior to), the Series B Preferred Stock, either as to dividends or upon liquidation, dissolution or winding up, or (ii) amend, alter or repeal any of the provisions of the Articles of Incorporation or of this resolution so as to materially and adversely affect the preferences, special rights, privileges or voting powers of the holders of the Series B Preferred Stock, or (iii) effect a merger or consolidation which would affect materially and adversely the preferences, special rights, privileges or voting powers of the holders of the Series B Preferred Stock; provided, however, that any increase in the amount of the authorized preferred stock or any outstanding series of preferred stock or any other capital of the Corporation, or the creation and issuance of other series of preferred stock including the Series B Preferred Stock, or of any other capital stock of the Corporation, in each case ranking on a parity with or junior to the Series B Preferred Stock with respect to the payment of dividends and the distribution of assets upon liquidation, dissolution or winding up shall not be deemed to materially and adversely affect such rights, preferences, special rights, privileges or voting powers.

6.2 The Corporation may not, without the consent or affirmative vote of holders of the Series B Preferred Stock then outstanding as described in Section 6.1, establish any other series of Preferred Stock ranking on a parity with, or authorize any other class of stock ranking on a parity with (or issuable in series which may, by resolutions of the Board of Directors providing for the issue of such series, rank on a parity with) the Series B Preferred Stock, either as to dividends or upon liquidation, dissolution or winding up, or both (“Parity Stock”), or increase the authorized number of shares of any such other class or series, unless the Articles of Incorporation or Designation Statement creating or authorizing such class or series provide that if in any case the stated dividends or amounts payable upon liquidation, dissolution or winding up are not paid in full on the Series B Preferred Stock and all outstanding shares of Parity Stock, the shares of all Parity Stock shall share ratably in the payment of dividends, including accumulations (if any) in accordance with the sums which would be payable on all Parity Stock if all dividends in respect of all shares of Parity Stock were paid in full, and on any distribution of assets upon liquidation, dissolution or winding up ratably in accordance with the sums which would be payable in respect of all shares of Parity Stock if all sums payable were discharged in full.

7. Voting rights.

Except as set forth in section 6 or as otherwise from time to time expressly required by law, holders of the Series B Preferred Stock shall not be entitled to vote.

8. Conversion rights.

8.1 The holders of Series B Preferred Stock shall be entitled, at any time, to surrender shares of the Series B Preferred Stock for conversion into shares of common stock of the Corporation. Subject to the provisions set forth in this section 8, each share of Series B Preferred Stock surrendered hereunder shall be converted, as of the close of business on the date of such surrender, into 1.6026 shares of common stock subject to adjustment as described in Section 8.4 (the “Conversion Rate”).

8.2 In order to convert shares of Series B Preferred Stock into common stock, the holder shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Transfer Agent for the common stock, and shall give written notice to the Corporation at said office that he elects to convert the same or part thereof. The Corporation as soon as practicable thereafter will issue and deliver at said office to such holder a certificate for the number of full shares of common stock to which he shall be entitled hereunder; however, such holder shall be treated for all purposes as the record holder of such common stock at the time as of which such conversion takes place as aforesaid.

8.3 No fractional shares of common stock shall be issued upon conversion of the Series B Preferred Stock. Instead of any fraction of a share which would otherwise be issuable, the Corporation shall pay a cash adjustment, concurrently with issuance of the certificate for the full number of shares to which the holder is entitled, in an amount equal to the product of (i) the fraction of a share which would otherwise be issuable, and (ii) the current market price of the Corporation’s common stock on the date of conversion.

8.4 The Conversion Rate shall be subject to adjustment from time to time as follows:

(a) In the event the Corporation should at any time or from time to time fix a record date for the effectuation of a subdivision of the outstanding shares of common stock or the determination of holders of common stock entitled to receive a dividend or other distribution payable in additional shares of common stock (or payable in certain rights or warrants entitling them to subscribe for common stock) at less than the current market price, then, as of such record date (or the date of such dividend distribution or subdivision if no record date is fixed) the Conversion Rate of the Series B Preferred Stock shall be appropriately increased so that the number of shares of common stock issuable on conversion of each share of Series B Preferred Stock shall be increased in proportion to such increase of outstanding shares of common stock.

(b) If the number of shares of common stock outstanding at any time is decreased by a combination of the outstanding shares of common stock, then, following the record date of such combination, the Conversion Rate for the Series B Preferred Stock shall be appropriately decreased so that the number of shares of common stock issuable on conversion of each share of Series B Preferred Stock shall be decreased in proportion to such decrease in outstanding shares of common stock.

(c) In the event the Corporation shall declare a distribution payable in the Corporation’s capital stock (other than common stock), evidences of indebtedness issued by the Corporation, assets (excluding cash dividends or distributions from retained earnings) or warrants or rights not referred to in section 8.4(a), then, in each such case for the purpose of this section, the holders of the Series B Preferred Stock shall be entitled to a proportionate share of any such distribution as though they were the holders of the number of shares of common stock of the Corporation into which their shares of Series B Preferred Stock are convertible as of the record date fixed for the determination of the holders of common stock of the Corporation entitled to receive such distribution.

8.5 No adjustment in the Conversion Rate will be required unless such adjustment would require a change of at least .01 in the Conversion Rate then in effect; provided, however, that any adjustment that would otherwise be required to be made shall be carried forward and taken into account in any subsequent adjustment.

8.6 In the case of any consolidation or merger to which the Corporation is a party and as a result of which holders of common stock shall be entitled to receive securities, cash or other property with respect to or in exchange for such common stock, or in case of any sale or conveyance to another corporation of the property of the Corporation as an entirety or substantially as an entirety, or in case of any reclassification or change in outstanding shares of common stock (other than a change in par value, or from par value to no par value or from no par value to par value, or as a result of a subdivision or combination of the common stock) there will be no adjustment of the Conversion Rate but the holder of each share of Series B Preferred Stock then outstanding will have the right thereafter to convert such share into the kind and amount of securities, cash or other property which such holder would have owned or have been entitled to receive immediately after such consolidation or merger, sale or conveyance or reclassification or change had such share been converted immediately prior to the effective date of such consolidation or sale or conveyance or reclassification or change. If, in the case of any such consolidation, merger, sale or conveyance, the stock or other securities and property receivable thereupon by a holder of shares of common stock includes shares of stock, securities or other property or assets (including cash) of an entity other than the successor or acquiring entity, as the case may be, in such consolidation, merger, sale or conveyance, then the Corporation shall enter into an agreement with such other entity for the benefit of the holders of Series B Preferred Stock that shall contain such provisions to protect the interests of such holders as the Board of Directors shall reasonably consider necessary by reason of the foregoing.

8.7 The Corporation shall at all times reserve and keep available, out of its authorized but unissued common stock or out of shares of common stock held in its Treasury, solely for the purpose of effecting the conversion of the shares of the Series B Preferred Stock, the full number of shares of common stock deliverable upon the conversion of all shares of the Series B Preferred Stock from time to time outstanding. The Corporation shall from time to time, in accordance with the laws of the Commonwealth of Pennsylvania, increase the authorized amount of its common stock if at any time the authorized number of shares of common stock remaining unissued or available from Treasury shall not be sufficient to permit the conversion of all of the shares of the Series B Preferred Stock at the time outstanding.

8.8 The Corporation will pay any and all issue taxes that may be payable in respect of any issue or delivery of shares of common stock on conversion of shares of the Series B Preferred Stock pursuant to this section 8. The Corporation shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of shares of common stock in a name other than that in which the shares of the Series B Preferred Stock so converted were registered, and no such issue or delivery shall be made unless and until the person requesting such change in registration has paid to the Corporation the amount of any such tax, or has established to the satisfaction of the Corporation, that such tax has been paid.

8.9 If any shares of common stock issuable upon conversion of the Series B Preferred Stock require registration with or approval of any governmental authority under any federal or state law before such shares may be lawfully issued upon conversion, then the Corporation shall, in good faith and as expeditiously as possible, endeavor to obtain such registration or approval, as the case may be, but shall not be required to issue such shares until the requisite registration or approval has been obtained.

8.10 The Corporation reserves the right to make any adjustment in the Conversion Rate in addition to those required in the foregoing provisions as the Corporation in its discretion shall determine to be advisable in order that certain stock-related distributions hereafter made by the Corporation to its stockholders shall not be taxable. Except as stated above, the Conversion Rate will not be adjusted for the issuance of common stock or any securities convertible into or exchangeable for common stock or carrying the right to purchase any of the foregoing.

Upon conversion no adjustments will be made for accrued dividends and, therefore, shares of the Series B Preferred Stock surrendered for conversion during the period between the close of business on any dividend payment record date and the opening of business on the corresponding dividend payment date (except shares called for redemption on a date during such period) must be accompanied by payment of an amount equal to the dividend payable on such shares on such dividend payment date.

8.11 In the case of any share of Series B Preferred Stock that is converted after any record date with respect to the payment of a dividend on the Series B Preferred Stock and on or prior to the date on which such dividend is payable by the Corporation (the “Dividend Due Date”) the dividend due on such Dividend Due Date shall be payable on such Dividend Due Date to the holder of record of such shares as of such preceding record date notwithstanding such conversion. Shares of Series B Preferred Stock surrendered for conversion during the period from the close of business on any record date with respect to the payment of a dividend on the Series B Preferred Stock next preceding any Dividend Due Date to the opening of business on such Dividend Due Date shall (except in the case of shares of Series B Preferred Stock which have been called for redemption on a redemption date within such period) be accompanied by payment in next-day funds or other funds acceptable to the Corporation of an amount equal to the dividend payable on such Dividend Due Date on the share of Series B Preferred Stock being surrendered for conversion. The dividend with respect to a share of Series B Preferred Stock called for redemption on a redemption date during the period from the close of business on any record date with respect to the payment of a dividend on the Series B Preferred Stock next preceding any Dividend Due Date to the opening of business on such Dividend Due Date shall be payable on such Dividend Due Date to the holder of record of such share on such dividend record date notwithstanding the conversion of such share of Series B Preferred Stock after such record date and prior to such Dividend Due Date, and the holder converting such share of Series B Preferred Stock need not include a payment of such dividend amount upon surrender of such share of Series B Preferred Stock for conversion. Except as provided in this paragraph, no payment or adjustment shall be made upon any conversion on account of any dividends accrued on shares of Series B Preferred Stock surrendered for conversion or on any dividends on the shares of Common Stock issued upon conversion.

9. Miscellaneous.

9.1 The “current market price” of the Corporation’s common stock, for purposes of this Resolution, shall mean the average, for the ten trading days immediately preceding the date as of which “current market price” is to be determined, of (A) the median of the highest bid price and lowest ask price per share of the Corporation’s common stock as reported by the National Association of Securities Dealers Automated Quotation System, or any similar system of automated dissemination of quotations of securities prices then in common use, if so quoted, or (B) if the Corporation’s common stock is listed or admitted for trading on any national securities exchange, the last sale price, or the closing bid price if no sale occurred, of the Corporation’s common stock on the principal securities exchange on which the Corporation’s common stock is listed. If the Corporation’s common stock is quoted on a national securities or central market system, in lieu of a market or quotation system described above, “current market price” shall be determined in the manner set forth in clause (A) of the preceding sentence if bid and asked quotations are reported but actual transactions are not, and in the manner set forth in clause (B) of the preceding sentence if actual transactions are reported. If none of the conditions set forth above is met, the “current market price” shall be the average of actual sale prices of the Corporation’s common stock during the ten business days immediately preceding the date as of which “current market price” is to be determined.

9.2 The shares of Series B Preferred Stock shall not have any relative or special rights and powers other than as set forth in this Resolution and in the Articles of Incorporation, as amended, of the Corporation.

Section II. Common Stock

Except for and subject to those rights expressly granted to holders of the Preferred Stock by resolution or resolutions adopted by the Board of Directors pursuant to Section I of this Article 5 and except as may be provided by the laws of the Commonwealth of Pennsylvania, holders of the Common Stock shall have exclusively all other rights of shareholders.

Section III. Preemptive Rights; Cumulative Voting

A. The Corporation may issue shares, option rights, securities having conversion or option rights and any other securities of any class without first offering them to shareholders of any class or classes.

B. The shareholders shall not have any right of cumulative voting.

Article 6

A. Except as provided in paragraph C below, no corporate action of a character described in paragraph B below, and no agreement, plan or resolution providing therefor, shall be valid or binding upon the Corporation unless such corporate action shall have been approved in compliance with all applicable provisions of the Act and these Articles and shall have been authorized by the affirmative vote of at least seventy-five percent of the outstanding shares of Common Stock entitled to vote, given in person or by proxy, at a meeting called for such purpose.

B. Corporate actions subject to the voting requirements of this Article 6 shall be:

(i) any merger or consolidation, or any sale, lease, exchange or other disposition, in a single transaction or series of related transactions, of all or substantially all or a substantial part of the properties or assets of the Corporation; or

(ii) removal of the entire Board of Directors, a class of Directors or any member of the Board of Directors during his term without cause.

C. The voting requirements of this Article shall not apply to any transaction of a character described in clause (i) of paragraph B above if the Board of Directors shall have approved and recommended the transaction prior to the consummation thereof.

D. Except if otherwise specifically provided in the Bylaws of the Corporation such Bylaws may be altered or repealed and new Bylaws may be adopted by the Board or by the affirmative vote of the holders of at least seventy-five percent of the outstanding Common Stock entitled to vote.

E. For purposes of this Article 6, the following definitions shall apply:

(i) “Person” shall mean an individual, a corporation, a partnership, an association, a joint-stock company, a trust, any unincorporated organization, a government or political subdivision thereof and any other entity.

(ii) “Substantial Part” shall mean more than twenty percent of the total consolidated assets of the Corporation, as shown on its consolidated balance sheet as of the end of the most recent fiscal year.

F. The affirmative vote of the holders of at least seventy-five percent of the outstanding shares of Common Stock entitled to vote shall be required to amend or repeal this Article 6.

Article 7

A. The Board of Directors of the Corporation, when evaluating any proposal

(i) involving a tender or exchange offer for any security of the Corporation,

(ii) to merge or consolidate the Corporation with another corporation or other person, or

(iii) to purchase or otherwise acquire all or substantially all or a substantial part of the properties or assets of the Corporation,

shall, in connection with the exercise of its judgment in determining what is in the best interests of the Corporation and its shareholders, give due consideration to all relevant factors, including without limitation, the long-term prospects and interests of the corporation and its shareholders, and the social, economic, legal or other effects of any action on the employees, suppliers, customers of the corporation or its subsidiaries, the communities and societies in which the corporation or its subsidiaries operate, and the economy of the state and the nation.

The definitions set forth in Article 6, paragraph E of these Articles shall apply to this Article 7.

B. If the Board of Directors determines that a proposal of a character described in clause (i) or (ii) or (iii) of paragraph a above should be rejected, it may take any lawful action to accomplish its purpose, including, but not limited to, any or all of the following: advising shareholders not to accept the proposal; instituting litigation against the party making the proposal; filing complaints with governmental and regulatory authorities; acquiring the Corporation’s securities; selling or otherwise issuing authorized but unissued securities or treasury stock or granting options with respect thereto; acquiring a company to create an antitrust or other regulatory problem for the party making the proposal; and obtaining a more favorable offer from another individual or entity.

C. The affirmative vote of the holders of at least seventy-five percent of the outstanding shares of Common Stock entitled to vote shall be required to amend or repeal this Article 7.

Article 8

The following are provisions for the regulation of the internal affairs and business of the Corporation:

A. Bylaws

The Board of Directors of the Corporation shall have the power to make, alter, amend and repeal such Bylaws as it may deem necessary and convenient for the regulation and management of the Corporation not inconsistent with law or the Articles.

B. Indemnification

Directors and Officers of the Corporation shall be indemnified as of right to the fullest extent now or hereafter permitted by law in connection with any actual or threatened action, suit or proceedings, civil, criminal, administrative, investigative or other (whether brought by or in the right of the Corporation or otherwise) arising out of their service to the Corporation or to another organization at the request of the Corporation, or because of their positions with the Corporation. Persons who are not Directors or Officers of the Corporation may be similarly indemnified in respect of such service to the extent authorized at any time by the Board of Directors of the Corporation. The Corporation may purchase and maintain insurance to protect itself and any such Director, Officer or other person against any liability, cost or expense asserted against or incurred by him in respect of such service, whether or not the Corporation would have the power to indemnify him against such liability by law or under the provisions of this paragraph. The provisions of this paragraph shall be applicable to persons who have ceased to be Directors or Officers, and shall inure to the benefit of the heirs, executors and administrators of persons entitled to indemnity hereunder.

C. Reserved Power

The Corporation shall be deemed for all purposes to have reserved the right to alter, change, or repeal any provision contained in its Articles or Bylaws to the extent now or hereafter permitted or prescribed by law, and all rights herein conferred upon shareholders and others are granted subject to such reservation.

D. Special Meetings

A special meeting of the shareholders may be called by the shareholders holding not less than 25% of all votes entitled to be cast at the proposed special meeting.

E. Consent of Shareholders in Lieu of Meeting

Any action required or permitted to be taken at a meeting of the shareholders or of a class of shareholders may be taken without a meeting if one or more written consents to the action are signed, before, on or after the effective date of the action by the shareholders who would have been entitled to cast the minimum number of votes that would be necessary to authorize the action at a meeting at which all shareholders entitled to vote thereon were present and voting. The consents shall be filed with the Corporate Secretary. An action taken pursuant to this paragraph E to approve a transaction for purposes of Subchapter B of the Entity Transactions Law of the Commonwealth of Pennsylvania shall not become effective until after at least ten days’ notice of the action has been given to each shareholder entitled to vote on the matter who has not consented thereto.

F. Certain Provisions of the Act

The following provisions of the Act shall not apply to the Corporation:

(1) Subchapter 25E, “Control Transactions”;

(2) Subchapter 25F, “Business Combinations”;

(3) Subchapter 25G, “Control-Share Acquisitions”;

(4) Subchapter 25H, “Disgorgement by Certain Controlling Shareholders Following Attempts to Acquire Control”;

(5) Subchapter 25I, “Severance Compensation for Employees Terminated Following Certain Control-Share Acquisitions”;

(6) Subchapter 25J, “Business Combination Transactions — Labor Contracts”; and

(7) Section 2537, “Dissenters rights in asset transfers.”

Article 9

Any or all classes and series of shares or any part thereof, may be uncertificated shares to the extent now or hereafter permitted or prescribed by law.

Article 10

To the fullest extent permitted by law, no director of the Corporation shall be personally liable for monetary damages for any action taken, or any failure to take any action.

 Article 11

Affiliated Transactions. Notwithstanding the provisions of Article 6:

(1) For purposes of this Article 11:

(a) “Affiliate” means a person who directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, a specified person.

(b) “Affiliated transaction,” when used in reference to the Corporation and any interested shareholder, means:

1.	Any merger or consolidation of the Corporation or any subsidiary of the Corporation with:

a.	The interested shareholder; or

b.	Any other Corporation (whether or not itself an interested shareholder) which is, or after such merger or consolidation would be, an affiliate or associate of the interested shareholder;

2.

Any sale, lease, exchange, mortgage, pledge, transfer, or other disposition (in one transaction or a series of transactions) to or with the interested shareholder or any affiliate or associate of the interested shareholder of assets of the Corporation or any subsidiary of the Corporation:

a.	Having an aggregate fair market value equal to 5 percent or more of the aggregate fair market value of all the assets, determined on a consolidated basis, of the Corporation;

b.	Having an aggregate fair market value equal to 5 percent or more of the aggregate fair market value of all the outstanding shares of the Corporation; or

c.	Representing 5 percent or more of the earning power or net income, determined on a consolidated basis, of the Corporation;

3.

The issuance or transfer by the Corporation or any subsidiary of the Corporation (in one transaction or a series of transactions) of any shares of the Corporation or any subsidiary of the Corporation which have an aggregate fair market value equal to 5 percent or more of the aggregate fair market value of all the outstanding shares of the Corporation to the interested shareholder or any affiliate or associate of the interested shareholder except pursuant to the exercise of warrants or rights to purchase stock offered, or a dividend or distribution paid or made, pro rata to all shareholders of the Corporation;

4.

The adoption of any plan or proposal for the liquidation or dissolution of the Corporation proposed by, or pursuant to any agreement, arrangement, or understanding (whether or not in writing) with, the interested shareholder or any affiliate or associate of the interested shareholder;

5.

Any reclassification of securities (including, without limitation, any stock split, stock dividend, or other distribution of shares in respect of shares, or any reverse stock split) or recapitalization of the Corporation, or any merger or consolidation of the Corporation with any subsidiary of the Corporation, or any other transaction (whether or not with or into or otherwise involving the interested shareholder), with the interested shareholder or any affiliate or associate of the interested shareholder, which has the effect, directly or indirectly (in one transaction or a series of transactions during any 12-month period), of increasing by more than 5 percent the percentage of the outstanding voting shares of the Corporation or any subsidiary of the Corporation beneficially owned by the interested shareholder; or

6.

Any receipt by the interested shareholder or any affiliate or associate of the interested shareholder of the benefit, directly or indirectly (except proportionately as a shareholder of the Corporation), of any loans, advances, guaranties, pledges, or other financial assistance or any tax credits or other tax advantages provided by or through the Corporation.

(c) “Announcement date,” when used in reference to any affiliated transaction, means the date of the first general public announcement of the proposed affiliated transaction or of the intention to propose an affiliated transaction, or the date on which the proposed affiliated transaction or the intention to propose an affiliated transaction is first communicated generally to the shareholders of the Corporation, whichever is earlier.

(d) “Associate,” when used to indicate a relationship with any person, means any entity, other than the Corporation or any of its subsidiaries, of which such person is an officer, director, or partner or is, directly or indirectly, the beneficial owner of 10 percent or more of any class of voting shares; any trust or other estate in which such person has a substantial beneficial interest or as to which such person serves as trustee or in a similar fiduciary capacity; and any relative or spouse of such person, or any relative of such spouse, who has the same home as such person or who is an officer or director of the Corporation or any of its affiliates.

(e) A person is deemed to be a “beneficial owner” of voting shares as to which such person and such person’s affiliates and associates, individually or in the aggregate, have or share directly, or indirectly through any contract, arrangement, understanding, relationship, or otherwise:

1.	Voting power, which includes the power to vote or to direct the voting of the voting shares;

2.	Investment power, which includes the power to dispose of or to direct the disposition of the voting shares; or

3.

The right to acquire the voting power or investment power, whether such right is exercisable immediately or only after the passage of time, pursuant to any contract, arrangement, or understanding, upon the exercise of conversion rights, exchange rights, warrants, or options, or otherwise; however, in no case shall a director of the corporation be deemed to be the beneficial owner of voting shares beneficially owned by another director of the Corporation solely by reason of actions undertaken by such persons in their capacity as directors of the Corporation.

(f) “Control” means the possession, directly or indirectly, through the ownership of voting shares, by contract, arrangement, understanding, relationship, or otherwise, of the power to direct or cause the direction of the management and policies of a person. Notwithstanding the foregoing, a person shall not be deemed to have control of a Corporation if such person holds voting shares, in good faith and not for the purpose of circumventing this section, as an agent, bank, broker, nominee, custodian, or trustee for one or more beneficial owners who do not individually or as a group have control of such Corporation.

(g) “Determination date” means the date on which an interested shareholder became an interested shareholder.

(h) A “disinterested director” means as to any particular interested shareholder:

1.	Any member of the board of directors of the Corporation who was a member of the board of directors before the later of January 1, 1987, or the determination date; and

2.

Any member of the board of directors of the Corporation who was recommended for election by, or was elected to fill a vacancy and received the affirmative vote of, a majority of the disinterested directors then on the board.

(i) “Exchange Act” means the Act of Congress known as the Securities Exchange Act of 1934, as the same has been or hereafter may be amended from time to time.

(j) “Fair market value” means:

1.

In the case of shares, the highest closing sale price of a share quoted during the 30-day period immediately preceding the date in question on the composite tape for shares listed on the New York Stock Exchange; or, if such shares are not quoted on the composite tape on the New York Stock Exchange or if such shares are not listed on such exchange, the highest closing sale price quoted during such period on the principal United States securities exchange registered under the Exchange Act on which such shares are listed; or, if such shares are not listed on any such exchange, the highest closing bid quotation with respect to a share during the 30-day period preceding the date in question on the National Association of Securities Dealers, Inc., automated quotations system or any similar system then in general use; or, if no such quotations are available, the fair market value of a share on the date in question as determined by a majority of disinterested directors; and

2.	In the case of property other than cash or shares, the fair market value of such property on the date in question as determined by a majority of the disinterested directors.

(k) “Interested shareholder” means any person who is the beneficial owner of more than 10 percent of the outstanding voting shares of the Corporation. However, the term “interested shareholder” shall not include the Corporation or any of its subsidiaries; any savings, employee stock ownership, or other employee benefit plan of the Corporation or any of its subsidiaries; or any fiduciary with respect to any such plan when acting in such capacity. For the purpose of determining whether a person is an interested shareholder, the number of voting shares deemed to be outstanding shall include shares deemed owned by the interested shareholder through application of subparagraph (e)3. but shall not include any other voting shares that may be issuable pursuant to any contract, arrangement, or understanding, upon the exercise of conversion rights, exchange rights, warrants, or options, or otherwise.

(l) “Shares” means the units into which the proprietary interests in an entity are divided and includes:

1.	Any stock or similar security, any certificate of interest, any participation in any profit-sharing agreement, any voting trust certificate, or any certificate of deposit for shares; and

2.

Any security convertible, with or without consideration, into shares; or any warrant, call, or other option or privilege of buying shares without being bound to do so; or any other security carrying any right to acquire, subscribe to, or purchase shares.

(m) “Subsidiary” means any other corporation which the Corporation owns, directly or indirectly through one or more subsidiaries, a majority of the voting shares.

(n) “Valuation date” means, if the affiliated transaction is voted upon by shareholders, the day before the date of the vote of shareholders or, if the affiliated transaction is not voted upon by shareholders, the date of the consummation of the affiliated transaction.

(o) “Voting shares” means the outstanding shares of all classes or series of the corporation entitled to vote generally in the election of directors.

(p) “Person” shall mean an individual, a corporation, a partnership, an association, a joint-stock company, a trust, any unincorporated organization, a government or political subdivision thereof and any other entity.

(2) Except as provided in subsection (4), in addition to any affirmative vote required by any other section of the Act or by the articles of incorporation, an affiliated transaction shall be approved by the affirmative vote of the holders of two-thirds of the voting shares other than the shares beneficially owned by the interested shareholder.

(3) A majority of the disinterested directors shall have the power to determine for the purposes of this section:

(a) Whether a person is an interested shareholder;

(b) The number of voting shares beneficially owned by any person;

(c) Whether a person is an affiliate or associate of another; and

(d) Whether the securities to be issued or transferred by the Corporation or any of its subsidiaries to any interested shareholder or any affiliate or associate of the interested shareholder have an aggregate fair market value equal to or greater than 5 percent of the aggregate fair market value of all of the outstanding voting shares of the Corporation or any of its subsidiaries.

(4) The voting requirements set forth in subsection (2) do not apply to a particular affiliated transaction if all of the conditions specified in any one of the following paragraphs are met:

(a) The affiliated transaction has been approved by a majority of the disinterested directors;

(b) The corporation has not had more than 300 shareholders of record at any time during the 3 years preceding the announcement date;

(c) The interested shareholder has been the beneficial owner of at least 80 percent of the Corporation’s outstanding voting shares for at least 5 years preceding the announcement date;

(d) The interested shareholder is the beneficial owner of at least 90 percent of the outstanding voting shares of the Corporation, exclusive of shares acquired directly from the Corporation in a transaction not approved by a majority of the disinterested directors; or

(f) In the affiliated transaction, consideration shall be paid to the holders of each class or series of voting shares and all of the following conditions shall be met:

1.

The aggregate amount of the cash and the fair market value as of the valuation date of consideration other than cash to be received per share by holders of each class or series of voting shares in such affiliated transaction are at least equal to the highest of the following:

a.

If applicable, the highest per share price, including any brokerage commissions, transfer taxes, and soliciting dealers’ fees, paid by the interested shareholder for any shares of such class or series acquired by it within the 2-year period immediately preceding the announcement date or in the transaction in which it became an interested shareholder, whichever is higher;

b.	The fair market value per share of such class or series on the announcement date or on the determination date, whichever is higher;

c.

If applicable, the price per share equal to the fair market value per share of such class or series determined pursuant to sub-subparagraph b., multiplied by the ratio of the highest per share price, including any brokerage commissions, transfer taxes, and soliciting dealers’ fees, paid by the interested shareholder for any shares of such class or series acquired by it within the 2-year period immediately preceding the announcement date, to the fair market value per share of such class or series on the first day in such 2-year period on which the interested shareholder acquired any shares of such class or series; and

d.	If applicable, the highest preferential amount, if any, per share to which the holders of such class or series are entitled in the event of any voluntary or involuntary dissolution of the corporation.

2.

The consideration to be received by holders of outstanding shares shall be in cash or in the same form as the interested shareholder has previously paid for shares of the same class or series, and if the interested shareholder has paid for shares with varying forms of consideration, the form of the consideration shall be either cash or the form used to acquire the largest number of shares of such class or series previously acquired by the interested shareholder.

3.

During such portion of the 3-year period preceding the announcement date that such interested shareholder has been an interested shareholder, except as approved by a majority of the disinterested directors:

a.	There shall have been no failure to declare and pay at the regular date therefor any full periodic dividends, whether or not cumulative, on any outstanding shares of the corporation;

b.	There shall have been:

(I)	No reduction in the annual rate of dividends paid on any class or series of voting shares, except as necessary to reflect any subdivision of the class or series; and

(II)

An increase in such annual rate of dividends as necessary to reflect any reclassification, including any reverse stock split, recapitalization, reorganization, or similar transaction which has the effect of reducing the number of outstanding shares of the class or series; and

c.

Such interested shareholder shall not have become the beneficial owner of any additional voting shares except as part of the transaction which results in such interested shareholder becoming an interested shareholder.

4.

During such portion of the 3-year period preceding the announcement date that such interested shareholder has been an interested shareholder, except as approved by a majority of the disinterested directors, such interested shareholder shall not have received the benefit, directly or indirectly (except proportionately as a shareholder), of any loans, advances, guaranties, pledges, or other financial assistance or any tax credits or other tax advantages provided by the corporation, whether in anticipation of or in connection with such affiliated transaction or otherwise.

5.

Except as otherwise approved by a majority of the disinterested directors, a proxy or information statement describing the affiliated transaction and complying with the requirements of the Exchange Act and the rules and regulations thereunder has been mailed to holders of voting shares of the corporation at least 25 days before the consummation of such affiliated transaction, whether or not such proxy or information statement is required to be mailed pursuant to the Exchange Act or such rules or regulations.

(5) The provisions of this section do not apply to any affiliated transaction of the corporation with an interested shareholder of the Corporation which became an interested shareholder inadvertently, if such interested shareholder, as soon as practicable, divests itself of a sufficient amount of the voting shares of the Corporation so that it no longer is the beneficial owner, directly or indirectly, of 10 percent or more of the outstanding voting shares of the Corporation, and would not at any time within the 5-year period preceding the announcement date with respect to such affiliated transaction have been an interested shareholder but for such inadvertent acquisition.

(c) An amendment to this Article 11 shall not be effective until 18 months after the vote of the Corporation’s shareholders taken for such purpose, and shall not apply to any affiliated transaction of the corporation with an interested shareholder whose determination date is on or prior to the effective date of such amendment.

 Article 12

FIXED RATE CUMULATIVE PERPETUAL PREFERRED STOCK, SERIES C

Part 1. Designation and Number of Shares. There is hereby created out of the authorized and unissued shares of preferred stock of the Corporation a series of preferred stock designated as the “Fixed Rate Cumulative Perpetual Preferred Stock, Series C” (the “Designated Preferred Stock”). The authorized number of shares of Designated Preferred Stock shall be 100,000.

Part 2. Standard Provisions. The Standard Provisions contained in Annex A attached hereto are incorporated herein by reference in their entirety and shall be deemed to be a part of this Certificate of Designations to the same extent as if such provisions had been set forth in full herein.

Part 3. Definitions. The following terms are used in this Certificate of Designations (including the Standard Provisions in Annex A hereto) as defined below:

(a) “Common Stock” means the common stock, par value $0.01 per share, of the Corporation.

(b) “Dividend Payment Date” means February 15, May 15, August 15 and November 15 of each year.

(c) “Junior Stock” means the Common Stock and any other class or series of stock of the Corporation the terms of which expressly provide that it ranks junior to Designated Preferred Stock as to dividend rights and/or as to rights on liquidation, dissolution or winding up of the Corporation.

(d) “Liquidation Amount” means $1,000 per share of Designated Preferred Stock.

(e) “Minimum Amount” means $25,000,000.

(f) “Parity Stock” means any class or series of stock of the Corporation (other than Designated Preferred Stock) the terms of which do not expressly provide that such class or series will rank senior or junior to Designated Preferred Stock as to dividend rights and/or as to rights on liquidation, dissolution or winding up of the Corporation (in each case without regard to whether dividends accrue cumulatively or non-cumulatively).

(g) “Signing Date” means Original Issue Date.

Part 4. Certain Voting Matters. Holders of shares of Designated Preferred Stock will be entitled to one vote for each such share on any matter on which holders of Designated Preferred Stock are entitled to vote, including any action by written consent.

[Remainder of Page Intentionally Left Blank]

ANNEX A

STANDARD PROVISIONS

Section 1. General Matters. Each share of Designated Preferred Stock shall be identical in all respects to every other share of Designated Preferred Stock. The Designated Preferred Stock shall be perpetual, subject to the provisions of Section 5 of these Standard Provisions that form a part of the Certificate of Designations. The Designated Preferred Stock shall rank equally with Parity Stock and shall rank senior to Junior Stock with respect to the payment of dividends and the distribution of assets in the event of any dissolution, liquidation or winding up of the Corporation.

Section 2. Standard Definitions As used herein with respect to Designated Preferred Stock:

(a) “Applicable Dividend Rate” means (i) during the period from the Original Issue Date to, but excluding, the first day of the first Dividend Period commencing on or after the fifth anniversary of the Original Issue Date, 5% per annum and (ii) from and after the first day of the first Dividend Period commencing on or after the fifth anniversary of the Original Issue Date, 9% per annum.

(b) “Appropriate Federal Banking Agency” means the “appropriate Federal banking agency” with respect to the Corporation as defined in Section 3(q) of the Federal Deposit Insurance Act (12 U.S.C. Section 1813(q)), or any successor provision.

(c) “Business Combination” means a merger, consolidation, statutory share exchange or similar transaction that requires the approval of the Corporation’s stockholders.

(d) “Business Day” means any day except Saturday, Sunday and any day on which banking institutions in the State of New York generally are authorized or required by law or other governmental actions to close.

(e) “Bylaws” means the bylaws of the Corporation, as they may be amended from time to time.

(f) “Certificate of Designations” means the Certificate of Designations or comparable instrument relating to the Designated Preferred Stock, of which these Standard Provisions form a part, as it may be amended from time to time.

(g) “Charter” means the Corporation’s certificate or articles of incorporation, articles of association, or similar organizational document.

(h) “Dividend Period” has the meaning set forth in Section 3(a).

(i) “Dividend Record Date” has the meaning set forth in Section 3(a).

(j) “Liquidation Preference” has the meaning set forth in Section 4(a).

(k) “Original Issue Date” means the date on which shares of Designated Preferred Stock are first issued.

(l) “Preferred Director” has the meaning set forth in Section 7(b).

(m) “Preferred Stock” means any and all series of preferred stock of the Corporation, including the Designated Preferred Stock.

(n) “Qualified Equity Offering” means the sale and issuance for cash by the Corporation to persons other than the Corporation or any of its subsidiaries after the Original Issue Date of shares of perpetual Preferred Stock, Common Stock or any combination of such stock, that, in each case, qualify as and may be included in Tier 1 capital of the Corporation at the time of issuance under the applicable risk-based capital guidelines of the Corporation’s Appropriate Federal Banking Agency (other than any such sales and issuances made pursuant to agreements or arrangements entered into, or pursuant to financing plans which were publicly announced, on or prior to October 13, 2008).

(o) “Share Dilution Amount” has the meaning set forth in Section 3(b).

(p) “Standard Provisions” mean these Standard Provisions that form a part of the Certificate of Designations relating to the Designated Preferred Stock.

(q) “Successor Preferred Stock” has the meaning set forth in Section 5(a).

(r) “Voting Parity Stock” means, with regard to any matter as to which the holders of Designated Preferred Stock are entitled to vote as specified in Sections 7(a) and 7(b) of these Standard Provisions that form a part of the Certificate of Designations, any and all series of Parity Stock upon which like voting rights have been conferred and are exercisable with respect to such matter.

Section 3. Dividends.

(a) Rate. Holders of Designated Preferred Stock shall be entitled to receive, on each share of Designated Preferred Stock if, as and when declared by the Board of Directors or any duly authorized committee of the Board of Directors, but only out of assets legally available therefor, cumulative cash dividends with respect to each Dividend Period (as defined below) at a rate per annum equal to the Applicable Dividend Rate on (i) the Liquidation Amount per share of Designated Preferred Stock and (ii) the amount of accrued and unpaid dividends for any prior Dividend Period on such share of Designated Preferred Stock, if any. Such dividends shall begin to accrue and be cumulative from the Original Issue Date, shall compound on each subsequent Dividend Payment Date (i.e., no dividends shall accrue on other dividends unless and until the first Dividend Payment Date for such other dividends has passed without such other dividends having been paid on such date) and shall be payable quarterly in arrears on each Dividend Payment Date, commencing with the first such Dividend Payment Date to occur at least 20 calendar days after the Original Issue Date. In the event that any Dividend Payment Date would otherwise fall on a day that is not a Business Day, the dividend payment due on that date will be postponed to the next day that is a Business Day and no additional dividends will accrue as a result of that postponement. The period from and including any Dividend Payment Date to, but excluding, the next Dividend Payment Date is a “Dividend Period”, provided that the initial Dividend Period shall be the period from and including the Original Issue Date to, but excluding, the next Dividend Payment Date.

Dividends that are payable on Designated Preferred Stock in respect of any Dividend Period shall be computed on the basis of a 360-day year consisting of twelve 30-day months. The amount of dividends payable on Designated Preferred Stock on any date prior to the end of a Dividend Period, and for the initial Dividend Period, shall be computed on the basis of a 360-day year consisting of twelve 30-day months, and actual days elapsed over a 30-day month.

Dividends that are payable on Designated Preferred Stock on any Dividend Payment Date will be payable to holders of record of Designated Preferred Stock as they appear on the stock register of the Corporation on the applicable record date, which shall be the 15th calendar day immediately preceding such Dividend Payment Date or such other record date fixed by the Board of Directors or any duly authorized committee of the Board of Directors that is not more than 60 nor less than 10 days prior to such Dividend Payment Date (each, a “Dividend Record Date”). Any such day that is a Dividend Record Date shall be a Dividend Record Date whether or not such day is a Business Day.

Holders of Designated Preferred Stock shall not be entitled to any dividends, whether payable in cash, securities or other property, other than dividends (if any) declared and payable on Designated Preferred Stock as specified in this Section 3 (subject to the other provisions of the Certificate of Designations).

(b) Priority of Dividends. So long as any share of Designated Preferred Stock remains outstanding, no dividend or distribution shall be declared or paid on the Common Stock or any other shares of Junior Stock (other than dividends payable solely in shares of Common Stock) or Parity Stock, subject to the immediately following paragraph in the case of Parity Stock, and no Common Stock, Junior Stock or Parity Stock shall be, directly or indirectly, purchased, redeemed or otherwise acquired for consideration by the Corporation or any of its subsidiaries unless all accrued and unpaid dividends for all past Dividend Periods, including the latest completed Dividend Period (including, if applicable as provided in Section 3(a) above, dividends on such amount), on all outstanding shares of Designated Preferred Stock have been or are contemporaneously declared and paid in full (or have been declared and a sum sufficient for the payment thereof has been set aside for the benefit of the holders of shares of Designated Preferred Stock on the applicable record date). The foregoing limitation shall not apply to (i) redemptions, purchases or other acquisitions of shares of Common Stock or other Junior Stock in connection with the administration of any employee benefit plan in the ordinary course of business (including purchases to offset the Share Dilution Amount (as defined below) pursuant to a publicly announced repurchase plan) and consistent with past practice, provided that any purchases to offset the Share Dilution Amount shall in no event exceed the Share Dilution Amount; (ii) purchases or other acquisitions by a broker-dealer subsidiary of the Corporation solely for the purpose of market-making, stabilization or customer facilitation transactions in Junior Stock or Parity Stock in the ordinary course of its business; (iii) purchases by a broker-dealer subsidiary of the Corporation of capital stock of the Corporation for resale pursuant to an offering by the Corporation of such capital stock underwritten by such broker-dealer subsidiary; (iv) any dividends or distributions of rights or Junior Stock in connection with a stockholders’ rights plan or any redemption or repurchase of rights pursuant to any stockholders’ rights plan; (v) the acquisition by the Corporation or any of its subsidiaries of record ownership in Junior Stock or Parity Stock for the beneficial ownership of any other persons (other than the Corporation or any of its subsidiaries), including as trustees or custodians; and (vi) the exchange or conversion of Junior Stock for or into other Junior Stock or of Parity Stock for or into other Parity Stock (with the same or lesser aggregate liquidation amount) or Junior Stock, in each case, solely to the extent required pursuant to binding contractual agreements entered into prior to the Signing Date or any subsequent agreement for the accelerated exercise, settlement or exchange thereof for Common Stock. “Share Dilution Amount” means the increase in the number of diluted shares outstanding (determined in accordance with generally accepted accounting principles in the United States, and as measured from the date of the Corporation’s consolidated financial statements most recently filed with the Securities and Exchange Commission prior to the Original Issue Date) resulting from the grant, vesting or exercise of equity-based compensation to employees and equitably adjusted for any stock split, stock dividend, reverse stock split, reclassification or similar transaction.

When dividends are not paid (or declared and a sum sufficient for payment thereof set aside for the benefit of the holders thereof on the applicable record date) on any Dividend Payment Date (or, in the case of Parity Stock having dividend payment dates different from the Dividend Payment Dates, on a dividend payment date falling within a Dividend Period related to such Dividend Payment Date) in full upon Designated Preferred Stock and any shares of Parity Stock, all dividends declared on Designated Preferred Stock and all such Parity Stock and payable on such Dividend Payment Date (or, in the case of Parity Stock having dividend payment dates different from the Dividend Payment Dates, on a dividend payment date falling within the Dividend Period related to such Dividend Payment Date) shall be declared pro rata so that the respective amounts of such dividends declared shall bear the same ratio to each other as all accrued and unpaid dividends per share on the shares of Designated Preferred Stock (including, if applicable as provided in Section 3(a) above, dividends on such amount) and all Parity Stock payable on such Dividend Payment Date (or, in the case of Parity Stock having dividend payment dates different from the Dividend Payment Dates, on a dividend payment date falling within the Dividend Period related to such Dividend Payment Date) (subject to their having been declared by the Board of Directors or a duly authorized committee of the Board of Directors out of legally available funds and including, in the case of Parity Stock that bears cumulative dividends, all accrued but unpaid dividends) bear to each other. If the Board of Directors or a duly authorized committee of the Board of Directors determines not to pay any dividend or a full dividend on a Dividend Payment Date, the Corporation will provide written notice to the holders of Designated Preferred Stock prior to such Dividend Payment Date.

Subject to the foregoing, and not otherwise, such dividends (payable in cash, securities or other property) as may be determined by the Board of Directors or any duly authorized committee of the Board of Directors may be declared and paid on any securities, including Common Stock and other Junior Stock, from time to time out of any funds legally available for such payment, and holders of Designated Preferred Stock shall not be entitled to participate in any such dividends.

Section 4. Liquidation Rights.

(a) Voluntary or Involuntary Liquidation. In the event of any liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, holders of Designated Preferred Stock shall be entitled to receive for each share of Designated Preferred Stock, out of the assets of the Corporation or proceeds thereof (whether capital or surplus) available for distribution to stockholders of the Corporation, subject to the rights of any creditors of the Corporation, before any distribution of such assets or proceeds is made to or set aside for the holders of Common Stock and any other stock of the Corporation ranking junior to Designated Preferred Stock as to such distribution, payment in full in an amount equal to the sum of (i) the Liquidation Amount per share and (ii) the amount of any accrued and unpaid dividends (including, if applicable as provided in Section 3(a) above, dividends on such amount), whether or not declared, to the date of payment (such amounts collectively, the “Liquidation Preference”).

(b) Partial Payment. If in any distribution described in Section 4(a) above the assets of the Corporation or proceeds thereof are not sufficient to pay in full the amounts payable with respect to all outstanding shares of Designated Preferred Stock and the corresponding amounts payable with respect of any other stock of the Corporation ranking equally with Designated Preferred Stock as to such distribution, holders of Designated Preferred Stock and the holders of such other stock shall share ratably in any such distribution in proportion to the full respective distributions to which they are entitled.

(c) Residual Distributions. If the Liquidation Preference has been paid in full to all holders of Designated Preferred Stock and the corresponding amounts payable with respect of any other stock of the Corporation ranking equally with Designated Preferred Stock as to such distribution has been paid in full, the holders of other stock of the Corporation shall be entitled to receive all remaining assets of the Corporation (or proceeds thereof) according to their respective rights and preferences.

(d) Merger, Consolidation and Sale of Assets Not Liquidation. For purposes of this Section 4, the merger or consolidation of the Corporation with any other corporation or other entity, including a merger or consolidation in which the holders of Designated Preferred Stock receive cash, securities or other property for their shares, or the sale, lease or exchange (for cash, securities or other property) of all or substantially all of the assets of the Corporation, shall not constitute a liquidation, dissolution or winding up of the Corporation.

Section 5. Redemption.

(a) Optional Redemption. Except as provided below, the Designated Preferred Stock may not be redeemed prior to the first Dividend Payment Date falling on or after the third anniversary of the Original Issue Date. On or after the first Dividend Payment Date falling on or after the third anniversary of the Original Issue Date, the Corporation, at its option, subject to the approval of the Appropriate Federal Banking Agency, may redeem, in whole or in part, at any time and from time to time, out of funds legally available therefor, the shares of Designated Preferred Stock at the time outstanding, upon notice given as provided in Section 5(c) below, at a redemption price equal to the sum of (i) the Liquidation Amount per share and (ii) except as otherwise provided below, any accrued and unpaid dividends (including, if applicable as provided in Section 3(a) above, dividends on such amount) (regardless of whether any dividends are actually declared) to, but excluding, the date fixed for redemption.

Notwithstanding the foregoing, prior to the first Dividend Payment Date falling on or after the third anniversary of the Original Issue Date, the Corporation, at its option, subject to the approval of the Appropriate Federal Banking Agency, may redeem, in whole or in part, at any time and from time to time, the shares of

Designated Preferred Stock at the time outstanding, upon notice given as provided in Section 5(c) below, at a redemption price equal to the sum of (i) the Liquidation Amount per share and (ii) except as otherwise provided below, any accrued and unpaid dividends (including, if applicable as provided in Section 3(a) above, dividends on such amount) (regardless of whether any dividends are actually declared) to, but excluding, the date fixed for redemption; provided that (x) the Corporation (or any successor by Business Combination) has received aggregate gross proceeds of not less than the Minimum Amount (plus the “Minimum Amount as defined in the relevant certificate of designations for each other outstanding series of preferred stock of such successor that was originally issued to the United States Department of the Treasury (the “Successor Preferred Stock ) in connection with the Troubled Asset Relief Program Capital Purchase Program) from one or more Qualified Equity Offerings (including Qualified Equity Offerings of such successor), and (y) the aggregate redemption price of the Designated Preferred Stock (and any Successor Preferred Stock) redeemed pursuant to this paragraph may not exceed the aggregate net cash proceeds received by the Corporation (or any successor by Business Combination) from such Qualified Equity Offerings (including Qualified Equity Offerings of such successor).

The redemption price for any shares of Designated Preferred Stock shall be payable on the redemption date to the holder of such shares against surrender of the certificate(s) evidencing such shares to the Corporation or its agent. Any declared but unpaid dividends payable on a redemption date that occurs subsequent to the Dividend Record Date for a Dividend Period shall not be paid to the holder entitled to receive the redemption price on the redemption date, but rather shall be paid to the holder of record of the redeemed shares on such Dividend Record Date relating to the Dividend Payment Date as provided in Section 3 above.

(b) No Sinking Fund. The Designated Preferred Stock will not be subject to any mandatory redemption, sinking fund or other similar provisions. Holders of Designated Preferred Stock will have no right to require redemption or repurchase of any shares of Designated Preferred Stock.

(c) Notice of Redemption. Notice of every redemption of shares of Designated Preferred Stock shall be given by first class mail, postage prepaid, addressed to the holders of record of the shares to be redeemed at their respective last addresses appearing on the books of the Corporation. Such mailing shall be at least 30 days and not more than 60 days before the date fixed for redemption. Any notice mailed as provided in this Subsection shall be conclusively presumed to have been duly given, whether or not the holder receives such notice, but failure duly to give such notice by mail, or any defect in such notice or in the mailing thereof, to any holder of shares of Designated Preferred Stock designated for redemption shall not affect the validity of the proceedings for the redemption of any other shares of Designated Preferred Stock. Notwithstanding the foregoing, if shares of Designated Preferred Stock are issued in book-entry form through The Depository Trust Corporation or any other similar facility, notice of redemption may be given to the holders of Designated Preferred Stock at such time and in any manner permitted by such facility. Each notice of redemption given to a holder shall state: (1) the redemption date; (2) the number of shares of Designated Preferred Stock to be redeemed and, if less than all the shares held by such holder are to be redeemed, the number of such shares to be redeemed from such holder; (3) the redemption price; and (4) the place or places where certificates for such shares are to be surrendered for payment of the redemption price.

(d) Partial Redemption. In case of any redemption of part of the shares of Designated Preferred Stock at the time outstanding, the shares to be redeemed shall be selected either pro rata or in such other manner as the Board of Directors or a duly authorized committee thereof may determine to be fair and equitable. Subject to the provisions hereof, the Board of Directors or a duly authorized committee thereof shall have full power and authority to prescribe the terms and conditions upon which shares of Designated Preferred Stock shall be redeemed from time to time. If fewer than all the shares represented by any certificate are redeemed, a new certificate shall be issued representing the unredeemed shares without charge to the holder thereof.

(e) Effectiveness of Redemption. If notice of redemption has been duly given and if on or before the redemption date specified in the notice all funds necessary for the redemption have been deposited by the Corporation, in trust for the pro rata benefit of the holders of the shares called for redemption, with a bank or trust company doing business in the Borough of Manhattan, The City of New York, and having a capital and surplus of at least $500 million and selected by the Board of Directors, so as to be and continue to be available solely therefor, then, notwithstanding that any certificate for any share so called for redemption has not been surrendered for cancellation, on and after the redemption date dividends shall cease to accrue on all shares so called for redemption, all shares so called for redemption shall no longer be deemed outstanding and all rights with respect to such shares shall forthwith on such redemption date cease and terminate, except only the right of the holders thereof to receive the amount payable on such redemption from such bank or trust company, without interest. Any funds unclaimed at the end of three years from the redemption date shall, to the extent permitted by law, be released to the Corporation, after which time the holders of the shares so called for redemption shall look only to the Corporation for payment of the redemption price of such shares.

(f) Status of Redeemed Shares. Shares of Designated Preferred Stock that are redeemed, repurchased or otherwise acquired by the Corporation shall revert to authorized but unissued shares of Preferred Stock (provided that any such cancelled shares of Designated Preferred Stock may be reissued only as shares of any series of Preferred Stock other than Designated Preferred Stock).

Section 6. Conversion. Holders of Designated Preferred Stock shares shall have no right to exchange or convert such shares into any other securities.

Section 7. Voting Rights.

(a) General. The holders of Designated Preferred Stock shall not have any voting rights except as set forth below or as otherwise from time to time required by law.

(b) Preferred Stock Directors. Whenever, at any time or times, dividends payable on the shares of Designated Preferred Stock have not been paid for an aggregate of six quarterly Dividend Periods or more, whether or not consecutive, the authorized number of directors of the Corporation shall automatically be increased by two and the holders of the Designated Preferred Stock shall have the right, with holders of shares of any one or more other classes or series of Voting Parity Stock outstanding at the time, voting together as a class, to elect two directors (hereinafter the “Preferred Directors” and each a “Preferred Director”) to fill such newly created directorships at the Corporation’s next annual meeting of stockholders (or at a special meeting called for that purpose prior to such next annual meeting) and at each subsequent annual meeting of stockholders until all accrued and unpaid dividends for all past Dividend Periods, including the latest completed Dividend Period (including, if applicable as provided in Section 3(a) above, dividends on such amount), on all outstanding shares of Designated Preferred Stock have been declared and paid in full at which time such right shall terminate with respect to the Designated Preferred Stock, except as herein or by law expressly provided, subject to revesting in the event of each and every subsequent default of the character above mentioned; provided that it shall be a qualification for election for any Preferred Director that the election of such Preferred Director shall not cause the Corporation to violate any corporate governance requirements of any securities exchange or other trading facility on which securities of the Corporation may then be listed or traded that listed or traded companies must have a majority of independent directors. Upon any termination of the right of the holders of shares of Designated Preferred Stock and Voting Parity Stock as a class to vote for directors as provided above, the Preferred Directors shall cease to be qualified as directors, the term of office of all Preferred Directors then in office shall terminate immediately and the authorized number of directors shall be reduced by the number of Preferred Directors elected pursuant hereto. Any Preferred Director may be removed at any time, with or without cause, and any vacancy created thereby may be filled, only by the affirmative vote of the holders a majority of the shares of Designated Preferred Stock at the time outstanding voting separately as a class together with the holders of shares of Voting Parity Stock, to the extent the voting rights of such holders described above are then exercisable. If the office of any Preferred Director becomes vacant for any reason other than removal from office as aforesaid, the remaining Preferred Director may choose a successor who shall hold office for the unexpired term in respect of which such vacancy occurred.

(c) Class Voting Rights as to Particular Matters. So long as any shares of Designated Preferred Stock are outstanding, in addition to any other vote or consent of stockholders required by law or by the Charter, the vote or consent of the holders of at least 66 2/3% of the shares of Designated Preferred Stock at the time outstanding, voting as a separate class, given in person or by proxy, either in writing without a meeting or by vote at any meeting called for the purpose, shall be necessary for effecting or validating:

(i) Authorization of Senior Stock. Any amendment or alteration of the Certificate of Designations for the Designated Preferred Stock or the Charter to authorize or create or increase the authorized amount of, or any issuance of, any shares of, or any securities convertible into or exchangeable or exercisable for shares of, any class or series of capital stock of the Corporation ranking senior to Designated Preferred Stock with respect to either or both the payment of dividends and/or the distribution of assets on any liquidation, dissolution or winding up of the Corporation;

(ii) Amendment of Designated Preferred Stock. Any amendment, alteration or repeal of any provision of the Certificate of Designations for the Designated Preferred Stock or the Charter (including, unless no vote on such merger or consolidation is required by Section 7(c)(iii) below, any amendment, alteration or repeal by means of a merger, consolidation or otherwise) so as to adversely affect the rights, preferences, privileges or voting powers of the Designated Preferred Stock; or

(iii) Share Exchanges, Reclassifications, Mergers and Consolidations. Any consummation of a binding share exchange or reclassification involving the Designated Preferred Stock, or of a merger or consolidation of the Corporation with another corporation or other entity, unless in each case (x) the shares of Designated Preferred Stock remain outstanding or, in the case of any such merger or consolidation with respect to which the Corporation is not the surviving or resulting entity, are converted into or exchanged for preference securities of the surviving or resulting entity or its ultimate parent, and (y) such shares remaining outstanding or such preference securities, as the case may be, have such rights, preferences, privileges and voting powers, and limitations and restrictions thereof, taken as a whole, as are not materially less favorable to the holders thereof than the rights, preferences, privileges and voting powers, and limitations and restrictions thereof, of Designated Preferred Stock immediately prior to such consummation, taken as a whole;

provided, however, that for all purposes of this Section 7(c), any increase in the amount of the authorized Preferred Stock, including any increase in the authorized amount of Designated Preferred Stock necessary to satisfy preemptive or similar rights granted by the Corporation to other persons prior to the Signing Date, or the creation and issuance, or an increase in the authorized or issued amount, whether pursuant to preemptive or similar rights or otherwise, of any other series of Preferred Stock, or any securities convertible into or exchangeable or exercisable for any other series of Preferred Stock, ranking equally with and/or junior to Designated Preferred Stock with respect to the payment of dividends (whether such dividends are cumulative or non-cumulative) and the distribution of assets upon liquidation, dissolution or winding up of the Corporation will not be deemed to adversely affect the rights, preferences, privileges or voting powers, and shall not require the affirmative vote or consent of, the holders of outstanding shares of the Designated Preferred Stock.

(d) Changes after Provision for Redemption. No vote or consent of the holders of Designated Preferred Stock shall be required pursuant to Section 7(c) above if, at or prior to the time when any such vote or consent would otherwise be required pursuant to such Section, all outstanding shares of the Designated Preferred Stock shall have been redeemed, or shall have been called for redemption upon proper notice and sufficient funds shall have been deposited in trust for such redemption, in each case pursuant to Section 5 above.

(e) Procedures for Voting and Consents. The rules and procedures for calling and conducting any meeting of the holders of Designated Preferred Stock (including, without limitation, the fixing of a record date in connection therewith), the solicitation and use of proxies at such a meeting, the obtaining of written consents and any other aspect or matter with regard to such a meeting or such consents shall be governed by any rules of the Board of

Directors or any duly authorized committee of the Board of Directors, in its discretion, may adopt from time to time, which rules and procedures shall conform to the requirements of the Charter, the Bylaws, and applicable law and the rules of any national securities exchange or other trading facility on which Designated Preferred Stock is listed or traded at the time.

Section 8. Record Holders. To the fullest extent permitted by applicable law, the Corporation and the transfer agent for Designated Preferred Stock may deem and treat the record holder of any share of Designated Preferred Stock as the true and lawful owner thereof for all purposes, and neither the Corporation nor such transfer agent shall be affected by any notice to the contrary.

Section 9. Notices. All notices or communications in respect of Designated Preferred Stock shall be sufficiently given if given in writing and delivered in person or by first class mail, postage prepaid, or if given in such other manner as may be permitted in this Certificate of Designations, in the Charter or Bylaws or by applicable law. Notwithstanding the foregoing, if shares of Designated Preferred Stock are issued in book-entry form through The Depository Trust Corporation or any similar facility, such notices may be given to the holders of Designated Preferred Stock in any manner permitted by such facility.

Section 10. No Preemptive Rights. No share of Designated Preferred Stock shall have any rights of preemption whatsoever as to any securities of the Corporation, or any warrants, rights or options issued or granted with respect thereto, regardless of how such securities, or such warrants, rights or options, may be designated, issued or granted.

Section 11. Replacement Certificates. The Corporation shall replace any mutilated certificate at the holder’s expense upon surrender of that certificate to the Corporation. The Corporation shall replace certificates that become destroyed, stolen or lost at the holder’s expense upon delivery to the Corporation of reasonably satisfactory evidence that the certificate has been destroyed, stolen or lost, together with any indemnity that may be reasonably required by the Corporation.

Section 12. Other Rights. The shares of Designated Preferred Stock shall not have any rights, preferences, privileges or voting powers or relative, participating, optional or other special rights, or qualifications, limitations or restrictions thereof, other than as set forth herein or in the Charter or as provided by applicable law.

Article 13

FIXED RATE CUMULATIVE PERPETUAL PREFERRED STOCK, SERIES D

Part 1. Designation and Number of Shares. There is hereby created out of the authorized and unissued shares of preferred stock of the Corporation a series of preferred stock designated as the “Fixed Rate Cumulative Perpetual Preferred Stock, Series D” (the “Designated Preferred Stock”). The authorized number of shares of Designated Preferred Stock shall be 32,000.

Part 2. Standard Provisions. The Standard Provisions contained in Annex A attached hereto are incorporated herein by reference in their entirety and shall be deemed to be a part of this Certificate of Designations to the same extent as if such provisions had been set forth in full herein.

Part 3. Definitions. The following terms are used in this Certificate of Designations (including the Standard Provisions in Annex A hereto) as defined below:

(a) “Common Stock” means the common stock, par value $0.01 per share, of the Corporation.

(b) “Dividend Payment Date” means February 15, May 15, August 15 and November 15 of each year.

(c) “Junior Stock” means the Common Stock and any other class or series of stock of the Corporation the terms of which expressly provide that it ranks junior to Designated Preferred Stock as to dividend rights and/or as to rights on liquidation, dissolution or winding up of the Corporation.

(d) “Liquidation Amount” means $1,000 per share of Designated Preferred Stock.

(e) “Minimum Amount” means $8,000,000.

(f) “Parity Stock” means any class or series of stock of the Corporation (other than Designated Preferred Stock) the terms of which do not expressly provide that such class or series will rank senior or junior to Designated Preferred Stock as to dividend rights and/or as to rights on liquidation, dissolution or winding up of the Corporation (in each case without regard to whether dividends accrue cumulatively or non-cumulatively).

(g) “Signing Date” means Original Issue Date.

Part 4. Certain Voting Matters. Holders of shares of Designated Preferred Stock will be entitled to one vote for each such share on any matter on which holders of Designated Preferred Stock are entitled to vote, including any action by written consent.

[Remainder of Page Intentionally Left Blank]

ANNEX A

STANDARD PROVISIONS

Section 1. General Matters. Each share of Designated Preferred Stock shall be identical in all respects to every other share of Designated Preferred Stock. The Designated Preferred Stock shall be perpetual, subject to the provisions of Section 5 of these Standard Provisions that form a part of the Certificate of Designations. The Designated Preferred Stock shall rank equally with Parity Stock and shall rank senior to Junior Stock with respect to the payment of dividends and the distribution of assets in the event of any dissolution, liquidation or winding up of the Corporation.

Section 2. Standard Definitions As used herein with respect to Designated Preferred Stock:

(a) “Applicable Dividend Rate” means (i) during the period from the Original Issue Date to, but excluding, the first day of the first Dividend Period commencing on or after the fifth anniversary of the Original Issue Date, 5% per annum and (ii) from and after the first day of the first Dividend Period commencing on or after the fifth anniversary of the Original Issue Date, 9% per annum.

(b) “Appropriate Federal Banking Agency” means the “appropriate Federal banking agency” with respect to the Corporation as defined in Section 3(q) of the Federal Deposit Insurance Act (12 U.S.C. Section 1813(q)), or any successor provision.

(c) “Business Combination” means a merger, consolidation, statutory share exchange or similar transaction that requires the approval of the Corporation’s stockholders.

(d) “Business Day” means any day except Saturday, Sunday and any day on which banking institutions in the State of New York generally are authorized or required by law or other governmental actions to close.

(e) “Bylaws” means the bylaws of the Corporation, as they may be amended from time to time.

(f) “Certificate of Designations” means the Certificate of Designations or comparable instrument relating to the Designated Preferred Stock, of which these Standard Provisions form a part, as it may be amended from time to time.

(g) “Charter” means the Corporation’s certificate or articles of incorporation, articles of association, or similar organizational document.

(h) “Dividend Period” has the meaning set forth in Section 3(a).

(i) “Dividend Record Date” has the meaning set forth in Section 3(a).

(j) “Liquidation Preference” has the meaning set forth in Section 4(a).

(k) “Original Issue Date” means the date on which shares of Designated Preferred Stock are first issued.

(l) “Preferred Director” has the meaning set forth in Section 7(b).

(m) “Preferred Stock” means any and all series of preferred stock of the Corporation, including the Designated Preferred Stock.

(n) “Qualified Equity Offering” means the sale and issuance for cash by the Corporation to persons other than the Corporation or any of its subsidiaries after the Original Issue Date of shares of perpetual Preferred

Stock, Common Stock or any combination of such stock, that, in each case, qualify as and may be included in Tier 1 capital of the Corporation at the time of issuance under the applicable risk-based capital guidelines of the Corporation’s Appropriate Federal Banking Agency (other than any such sales and issuances made pursuant to agreements or arrangements entered into, or pursuant to financing plans which were publicly announced, on or prior to October 13, 2008).

(o) “Share Dilution Amount” has the meaning set forth in Section 3(b).

(p) “Standard Provisions” mean these Standard Provisions that form a part of the Certificate of Designations relating to the Designated Preferred Stock.

(q) “Successor Preferred Stock” has the meaning set forth in Section 5(a).

(r) “Voting Parity Stock” means, with regard to any matter as to which the holders of Designated Preferred Stock are entitled to vote as specified in Sections 7(a) and 7(b) of these Standard Provisions that form a part of the Certificate of Designations, any and all series of Parity Stock upon which like voting rights have been conferred and are exercisable with respect to such matter.

Section 3. Dividends.

(a) Rate. Holders of Designated Preferred Stock shall be entitled to receive, on each share of Designated Preferred Stock if, as and when declared by the Board of Directors or any duly authorized committee of the Board of Directors, but only out of assets legally available therefor, cumulative cash dividends with respect to each Dividend Period (as defined below) at a rate per annum equal to the Applicable Dividend Rate on (i) the Liquidation Amount per share of Designated Preferred Stock and (ii) the amount of accrued and unpaid dividends for any prior Dividend Period on such share of Designated Preferred Stock, if any. Such dividends shall begin to accrue and be cumulative from the Original Issue Date, shall compound on each subsequent Dividend Payment Date (i.e., no dividends shall accrue on other dividends unless and until the first Dividend Payment Date for such other dividends has passed without such other dividends having been paid on such date) and shall be payable quarterly in arrears on each Dividend Payment Date, commencing with the first such Dividend Payment Date to occur at least 20 calendar days after the Original Issue Date. In the event that any Dividend Payment Date would otherwise fall on a day that is not a Business Day, the dividend payment due on that date will be postponed to the next day that is a Business Day and no additional dividends will accrue as a result of that postponement. The period from and including any Dividend Payment Date to, but excluding, the next Dividend Payment Date is a “Dividend Period”, provided that the initial Dividend Period shall be the period from and including the Original Issue Date to, but excluding, the next Dividend Payment Date.

Dividends that are payable on Designated Preferred Stock in respect of any Dividend Period shall be computed on the basis of a 360-day year consisting of twelve 30-day months. The amount of dividends payable on Designated Preferred Stock on any date prior to the end of a Dividend Period, and for the initial Dividend Period, shall be computed on the basis of a 360-day year consisting of twelve 30-day months, and actual days elapsed over a 30-day month.

Dividends that are payable on Designated Preferred Stock on any Dividend Payment Date will be payable to holders of record of Designated Preferred Stock as they appear on the stock register of the Corporation on the applicable record date, which shall be the 15th calendar day immediately preceding such Dividend Payment Date or such other record date fixed by the Board of Directors or any duly authorized committee of the Board of Directors that is not more than 60 nor less than 10 days prior to such Dividend Payment Date (each, a “Dividend Record Date”). Any such day that is a Dividend Record Date shall be a Dividend Record Date whether or not such day is a Business Day.

Holders of Designated Preferred Stock shall not be entitled to any dividends, whether payable in cash, securities or other property, other than dividends (if any) declared and payable on Designated Preferred Stock as specified in this Section 3 (subject to the other provisions of the Certificate of Designations).

(b) Priority of Dividends. So long as any share of Designated Preferred Stock remains outstanding, no dividend or distribution shall be declared or paid on the Common Stock or any other shares of Junior Stock (other than dividends payable solely in shares of Common Stock) or Parity Stock, subject to the immediately following paragraph in the case of Parity Stock, and no Common Stock, Junior Stock or Parity Stock shall be, directly or indirectly, purchased, redeemed or otherwise acquired for consideration by the Corporation or any of its subsidiaries unless all accrued and unpaid dividends for all past Dividend Periods, including the latest completed Dividend Period (including, if applicable as provided in Section 3(a) above, dividends on such amount), on all outstanding shares of Designated Preferred Stock have been or are contemporaneously declared and paid in full (or have been declared and a sum sufficient for the payment thereof has been set aside for the benefit of the holders of shares of Designated Preferred Stock on the applicable record date). The foregoing limitation shall not apply to (i) redemptions, purchases or other acquisitions of shares of Common Stock or other Junior Stock in connection with the administration of any employee benefit plan in the ordinary course of business (including purchases to offset the Share Dilution Amount (as defined below) pursuant to a publicly announced repurchase plan) and consistent with past practice, provided that any purchases to offset the Share Dilution Amount shall in no event exceed the Share Dilution Amount; (ii) purchases or other acquisitions by a broker-dealer subsidiary of the Corporation solely for the purpose of market-making, stabilization or customer facilitation transactions in Junior Stock or Parity Stock in the ordinary course of its business; (iii) purchases by a broker-dealer subsidiary of the Corporation of capital stock of the Corporation for resale pursuant to an offering by the Corporation of such capital stock underwritten by such broker-dealer subsidiary; (iv) any dividends or distributions of rights or Junior Stock in connection with a stockholders’ rights plan or any redemption or repurchase of rights pursuant to any stockholders’ rights plan; (v) the acquisition by the Corporation or any of its subsidiaries of record ownership in Junior Stock or Parity Stock for the beneficial ownership of any other persons (other than the Corporation or any of its subsidiaries), including as trustees or custodians; and (vi) the exchange or conversion of Junior Stock for or into other Junior Stock or of Parity Stock for or into other Parity Stock (with the same or lesser aggregate liquidation amount) or Junior Stock, in each case, solely to the extent required pursuant to binding contractual agreements entered into prior to the Signing Date or any subsequent agreement for the accelerated exercise, settlement or exchange thereof for Common Stock. “Share Dilution Amount” means the increase in the number of diluted shares outstanding (determined in accordance with generally accepted accounting principles in the United States, and as measured from the date of the Corporation’s consolidated financial statements most recently filed with the Securities and Exchange Commission prior to the Original Issue Date) resulting from the grant, vesting or exercise of equity-based compensation to employees and equitably adjusted for any stock split, stock dividend, reverse stock split, reclassification or similar transaction.

When dividends are not paid (or declared and a sum sufficient for payment thereof set aside for the benefit of the holders thereof on the applicable record date) on any Dividend Payment Date (or, in the case of Parity Stock having dividend payment dates different from the Dividend Payment Dates, on a dividend payment date falling within a Dividend Period related to such Dividend Payment Date) in full upon Designated Preferred Stock and any shares of Parity Stock, all dividends declared on Designated Preferred Stock and all such Parity Stock and payable on such Dividend Payment Date (or, in the case of Parity Stock having dividend payment dates different from the Dividend Payment Dates, on a dividend payment date falling within the Dividend Period related to such Dividend Payment Date) shall be declared pro rata so that the respective amounts of such dividends declared shall bear the same ratio to each other as all accrued and unpaid dividends per share on the shares of Designated Preferred Stock (including, if applicable as provided in Section 3(a) above, dividends on such amount) and all Parity Stock payable on such Dividend Payment Date (or, in the case of Parity Stock having dividend payment dates different from the Dividend Payment Dates, on a dividend payment date falling within the Dividend Period related to such Dividend Payment Date) (subject to their having been declared by the Board of Directors or a duly authorized committee of the Board of Directors out of legally available funds and including, in the case of Parity Stock that bears cumulative dividends, all accrued but unpaid dividends) bear to each other. If the Board of Directors or a duly authorized committee of the Board of Directors determines not to pay any dividend or a full dividend on a Dividend Payment Date, the Corporation will provide written notice to the holders of Designated Preferred Stock prior to such Dividend Payment Date.

Subject to the foregoing, and not otherwise, such dividends (payable in cash, securities or other property) as may be determined by the Board of Directors or any duly authorized committee of the Board of Directors may be declared and paid on any securities, including Common Stock and other Junior Stock, from time to time out of any funds legally available for such payment, and holders of Designated Preferred Stock shall not be entitled to participate in any such dividends.

Section 4. Liquidation Rights.

(a) Voluntary or Involuntary Liquidation. In the event of any liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, holders of Designated Preferred Stock shall be entitled to receive for each share of Designated Preferred Stock, out of the assets of the Corporation or proceeds thereof (whether capital or surplus) available for distribution to stockholders of the Corporation, subject to the rights of any creditors of the Corporation, before any distribution of such assets or proceeds is made to or set aside for the holders of Common Stock and any other stock of the Corporation ranking junior to Designated Preferred Stock as to such distribution, payment in full in an amount equal to the sum of (i) the Liquidation Amount per share and (ii) the amount of any accrued and unpaid dividends (including, if applicable as provided in Section 3(a) above, dividends on such amount), whether or not declared, to the date of payment (such amounts collectively, the “Liquidation Preference”).

(b) Partial Payment. If in any distribution described in Section 4(a) above the assets of the Corporation or proceeds thereof are not sufficient to pay in full the amounts payable with respect to all outstanding shares of Designated Preferred Stock and the corresponding amounts payable with respect of any other stock of the Corporation ranking equally with Designated Preferred Stock as to such distribution, holders of Designated Preferred Stock and the holders of such other stock shall share ratably in any such distribution in proportion to the full respective distributions to which they are entitled.

(c) Residual Distributions. If the Liquidation Preference has been paid in full to all holders of Designated Preferred Stock and the corresponding amounts payable with respect of any other stock of the Corporation ranking equally with Designated Preferred Stock as to such distribution has been paid in full, the holders of other stock of the Corporation shall be entitled to receive all remaining assets of the Corporation (or proceeds thereof) according to their respective rights and preferences.

(d) Merger, Consolidation and Sale of Assets Not Liquidation. For purposes of this Section 4, the merger or consolidation of the Corporation with any other corporation or other entity, including a merger or consolidation in which the holders of Designated Preferred Stock receive cash, securities or other property for their shares, or the sale, lease or exchange (for cash, securities or other property) of all or substantially all of the assets of the Corporation, shall not constitute a liquidation, dissolution or winding up of the Corporation.

Section 5. Redemption.

(a) Optional Redemption. Except as provided below, the Designated Preferred Stock may not be redeemed prior to the first Dividend Payment Date falling on or after the third anniversary of December 23, 2008. On or after the first Dividend Payment Date falling on or after the third anniversary of December 23, 2008, the Corporation, at its option, subject to the approval of the Appropriate Federal Banking Agency, may redeem, in whole or in part, at any time and from time to time, out of funds legally available therefor, the shares of Designated Preferred Stock at the time outstanding, upon notice given as provided in Section 5(c) below, at a redemption price equal to the sum of (i) the Liquidation Amount per share and (ii) except as otherwise provided below, any accrued and unpaid dividends (including, if applicable as provided in Section 3(a) above, dividends on such amount) (regardless of whether any dividends are actually declared) to, but excluding, the date fixed for redemption.

Notwithstanding the foregoing, prior to the first Dividend Payment Date falling on or after the third anniversary of December 23, 2008, the Corporation, at its option, subject to the approval of the Appropriate

Federal Banking Agency, may redeem, in whole or in part, at any time and from time to time, the shares of Designated Preferred Stock at the time outstanding, upon notice given as provided in Section 5(c) below, at a redemption price equal to the sum of (i) the Liquidation Amount per share and (ii) except as otherwise provided below, any accrued and unpaid dividends (including, if applicable as provided in Section 3(a) above, dividends on such amount) (regardless of whether any dividends are actually declared) to, but excluding, the date fixed for redemption; provided that (x) the Corporation (or any successor by Business Combination) has received aggregate gross proceeds of not less than the Minimum Amount (plus the “Minimum Amount as defined in the relevant certificate of designations for each other outstanding series of preferred stock of such successor that was originally issued to the United States Department of the Treasury (the “Successor Preferred Stock ) in connection with the Troubled Asset Relief Program Capital Purchase Program) from one or more Qualified Equity Offerings (including Qualified Equity Offerings of such successor), and (y) the aggregate redemption price of the Designated Preferred Stock (and any Successor Preferred Stock) redeemed pursuant to this paragraph may not exceed the aggregate net cash proceeds received by the Corporation (or any successor by Business Combination) from such Qualified Equity Offerings (including Qualified Equity Offerings of such successor).

The redemption price for any shares of Designated Preferred Stock shall be payable on the redemption date to the holder of such shares against surrender of the certificate(s) evidencing such shares to the Corporation or its agent. Any declared but unpaid dividends payable on a redemption date that occurs subsequent to the Dividend Record Date for a Dividend Period shall not be paid to the holder entitled to receive the redemption price on the redemption date, but rather shall be paid to the holder of record of the redeemed shares on such Dividend Record Date relating to the Dividend Payment Date as provided in Section 3 above.

(b) No Sinking Fund. The Designated Preferred Stock will not be subject to any mandatory redemption, sinking fund or other similar provisions. Holders of Designated Preferred Stock will have no right to require redemption or repurchase of any shares of Designated Preferred Stock.

(c) Notice of Redemption. Notice of every redemption of shares of Designated Preferred Stock shall be given by first class mail, postage prepaid, addressed to the holders of record of the shares to be redeemed at their respective last addresses appearing on the books of the Corporation. Such mailing shall be at least 30 days and not more than 60 days before the date fixed for redemption. Any notice mailed as provided in this Subsection shall be conclusively presumed to have been duly given, whether or not the holder receives such notice, but failure duly to give such notice by mail, or any defect in such notice or in the mailing thereof, to any holder of shares of Designated Preferred Stock designated for redemption shall not affect the validity of the proceedings for the redemption of any other shares of Designated Preferred Stock. Notwithstanding the foregoing, if shares of Designated Preferred Stock are issued in book-entry form through The Depository Trust Corporation or any other similar facility, notice of redemption may be given to the holders of Designated Preferred Stock at such time and in any manner permitted by such facility. Each notice of redemption given to a holder shall state: (1) the redemption date; (2) the number of shares of Designated Preferred Stock to be redeemed and, if less than all the shares held by such holder are to be redeemed, the number of such shares to be redeemed from such holder; (3) the redemption price; and (4) the place or places where certificates for such shares are to be surrendered for payment of the redemption price.

(d) Partial Redemption. In case of any redemption of part of the shares of Designated Preferred Stock at the time outstanding, the shares to be redeemed shall be selected either pro rata or in such other manner as the Board of Directors or a duly authorized committee thereof may determine to be fair and equitable. Subject to the provisions hereof, the Board of Directors or a duly authorized committee thereof shall have full power and authority to prescribe the terms and conditions upon which shares of Designated Preferred Stock shall be redeemed from time to time. If fewer than all the shares represented by any certificate are redeemed, a new certificate shall be issued representing the unredeemed shares without charge to the holder thereof.

(e) Effectiveness of Redemption. If notice of redemption has been duly given and if on or before the redemption date specified in the notice all funds necessary for the redemption have been deposited by the

Corporation, in trust for the pro rata benefit of the holders of the shares called for redemption, with a bank or trust company doing business in the Borough of Manhattan, The City of New York, and having a capital and surplus of at least $500 million and selected by the Board of Directors, so as to be and continue to be available solely therefor, then, notwithstanding that any certificate for any share so called for redemption has not been surrendered for cancellation, on and after the redemption date dividends shall cease to accrue on all shares so called for redemption, all shares so called for redemption shall no longer be deemed outstanding and all rights with respect to such shares shall forthwith on such redemption date cease and terminate, except only the right of the holders thereof to receive the amount payable on such redemption from such bank or trust company, without interest. Any funds unclaimed at the end of three years from the redemption date shall, to the extent permitted by law, be released to the Corporation, after which time the holders of the shares so called for redemption shall look only to the Corporation for payment of the redemption price of such shares.

(f) Status of Redeemed Shares. Shares of Designated Preferred Stock that are redeemed, repurchased or otherwise acquired by the Corporation shall revert to authorized but unissued shares of Preferred Stock (provided that any such cancelled shares of Designated Preferred Stock may be reissued only as shares of any series of Preferred Stock other than Designated Preferred Stock).

Section 6. Conversion. Holders of Designated Preferred Stock shares shall have no right to exchange or convert such shares into any other securities.

Section 7. Voting Rights.

(a) General. The holders of Designated Preferred Stock shall not have any voting rights except as set forth below or as otherwise from time to time required by law.

(b) Preferred Stock Directors. Whenever, at any time or times, dividends payable on the shares of Designated Preferred Stock have not been paid for an aggregate of six quarterly Dividend Periods or more, whether or not consecutive, the authorized number of directors of the Corporation shall automatically be increased by two and the holders of the Designated Preferred Stock shall have the right, with holders of shares of any one or more other classes or series of Voting Parity Stock outstanding at the time, voting together as a class, to elect two directors (hereinafter the “Preferred Directors” and each a “Preferred Director”) to fill such newly created directorships at the Corporation’s next annual meeting of stockholders (or at a special meeting called for that purpose prior to such next annual meeting) and at each subsequent annual meeting of stockholders until all accrued and unpaid dividends for all past Dividend Periods, including the latest completed Dividend Period (including, if applicable as provided in Section 3(a) above, dividends on such amount), on all outstanding shares of Designated Preferred Stock have been declared and paid in full at which time such right shall terminate with respect to the Designated Preferred Stock, except as herein or by law expressly provided, subject to revesting in the event of each and every subsequent default of the character above mentioned; provided that it shall be a qualification for election for any Preferred Director that the election of such Preferred Director shall not cause the Corporation to violate any corporate governance requirements of any securities exchange or other trading facility on which securities of the Corporation may then be listed or traded that listed or traded companies must have a majority of independent directors. Upon any termination of the right of the holders of shares of Designated Preferred Stock and Voting Parity Stock as a class to vote for directors as provided above, the Preferred Directors shall cease to be qualified as directors, the term of office of all Preferred Directors then in office shall terminate immediately and the authorized number of directors shall be reduced by the number of Preferred Directors elected pursuant hereto. Any Preferred Director may be removed at any time, with or without cause, and any vacancy created thereby may be filled, only by the affirmative vote of the holders a majority of the shares of Designated Preferred Stock at the time outstanding voting separately as a class together with the holders of shares of Voting Parity Stock, to the extent the voting rights of such holders described above are then exercisable. If the office of any Preferred Director becomes vacant for any reason other than removal from office as aforesaid, the remaining Preferred Director may choose a successor who shall hold office for the unexpired term in respect of which such vacancy occurred.

(c) Class Voting Rights as to Particular Matters. So long as any shares of Designated Preferred Stock are outstanding, in addition to any other vote or consent of stockholders required by law or by the Charter, the vote or consent of the holders of at least 66 2/3% of the shares of Designated Preferred Stock at the time outstanding, voting as a separate class, given in person or by proxy, either in writing without a meeting or by vote at any meeting called for the purpose, shall be necessary for effecting or validating:

(i) Authorization of Senior Stock. Any amendment or alteration of the Certificate of Designations for the Designated Preferred Stock or the Charter to authorize or create or increase the authorized amount of, or any issuance of, any shares of, or any securities convertible into or exchangeable or exercisable for shares of, any class or series of capital stock of the Corporation ranking senior to Designated Preferred Stock with respect to either or both the payment of dividends and/or the distribution of assets on any liquidation, dissolution or winding up of the Corporation;

(ii) Amendment of Designated Preferred Stock. Any amendment, alteration or repeal of any provision of the Certificate of Designations for the Designated Preferred Stock or the Charter (including, unless no vote on such merger or consolidation is required by Section 7(c)(iii) below, any amendment, alteration or repeal by means of a merger, consolidation or otherwise) so as to adversely affect the rights, preferences, privileges or voting powers of the Designated Preferred Stock; or

(iii) Share Exchanges, Reclassifications, Mergers and Consolidations. Any consummation of a binding share exchange or reclassification involving the Designated Preferred Stock, or of a merger or consolidation of the Corporation with another corporation or other entity, unless in each case (x) the shares of Designated Preferred Stock remain outstanding or, in the case of any such merger or consolidation with respect to which the Corporation is not the surviving or resulting entity, are converted into or exchanged for preference securities of the surviving or resulting entity or its ultimate parent, and (y) such shares remaining outstanding or such preference securities, as the case may be, have such rights, preferences, privileges and voting powers, and limitations and restrictions thereof, taken as a whole, as are not materially less favorable to the holders thereof than the rights, preferences, privileges and voting powers, and limitations and restrictions thereof, of Designated Preferred Stock immediately prior to such consummation, taken as a whole;

provided, however, that for all purposes of this Section 7(c), any increase in the amount of the authorized Preferred Stock, including any increase in the authorized amount of Designated Preferred Stock necessary to satisfy preemptive or similar rights granted by the Corporation to other persons prior to the Signing Date, or the creation and issuance, or an increase in the authorized or issued amount, whether pursuant to preemptive or similar rights or otherwise, of any other series of Preferred Stock, or any securities convertible into or exchangeable or exercisable for any other series of Preferred Stock, ranking equally with and/or junior to Designated Preferred Stock with respect to the payment of dividends (whether such dividends are cumulative or non-cumulative) and the distribution of assets upon liquidation, dissolution or winding up of the Corporation will not be deemed to adversely affect the rights, preferences, privileges or voting powers, and shall not require the affirmative vote or consent of, the holders of outstanding shares of the Designated Preferred Stock.

(d) Changes after Provision for Redemption. No vote or consent of the holders of Designated Preferred Stock shall be required pursuant to Section 7(c) above if, at or prior to the time when any such vote or consent would otherwise be required pursuant to such Section, all outstanding shares of the Designated Preferred Stock shall have been redeemed, or shall have been called for redemption upon proper notice and sufficient funds shall have been deposited in trust for such redemption, in each case pursuant to Section 5 above.

(e) Procedures for Voting and Consents. The rules and procedures for calling and conducting any meeting of the holders of Designated Preferred Stock (including, without limitation, the fixing of a record date in connection therewith), the solicitation and use of proxies at such a meeting, the obtaining of written consents and any other aspect or matter with regard to such a meeting or such consents shall be governed by any rules of the Board of Directors or any duly authorized committee of the Board of Directors, in its discretion, may adopt from time to time, which rules and procedures shall conform to the requirements of the Charter, the Bylaws, and applicable law and the rules of any national securities exchange or other trading facility on which Designated Preferred Stock is listed or traded at the time.

Section 8. Record Holders. To the fullest extent permitted by applicable law, the Corporation and the transfer agent for Designated Preferred Stock may deem and treat the record holder of any share of Designated Preferred Stock as the true and lawful owner thereof for all purposes, and neither the Corporation nor such transfer agent shall be affected by any notice to the contrary.

Section 9. Notices. All notices or communications in respect of Designated Preferred Stock shall be sufficiently given if given in writing and delivered in person or by first class mail, postage prepaid, or if given in such other manner as may be permitted in this Certificate of Designations, in the Charter or Bylaws or by applicable law. Notwithstanding the foregoing, if shares of Designated Preferred Stock are issued in book-entry form through The Depository Trust Corporation or any similar facility, such notices may be given to the holders of Designated Preferred Stock in any manner permitted by such facility.

Section 10. No Preemptive Rights. No share of Designated Preferred Stock shall have any rights of preemption whatsoever as to any securities of the Corporation, or any warrants, rights or options issued or granted with respect thereto, regardless of how such securities, or such warrants, rights or options, may be designated, issued or granted.

Section 11. Replacement Certificates. The Corporation shall replace any mutilated certificate at the holder’s expense upon surrender of that certificate to the Corporation. The Corporation shall replace certificates that become destroyed, stolen or lost at the holder’s expense upon delivery to the Corporation of reasonably satisfactory evidence that the certificate has been destroyed, stolen or lost, together with any indemnity that may be reasonably required by the Corporation.

Section 12. Other Rights. The shares of Designated Preferred Stock shall not have any rights, preferences, privileges or voting powers or relative, participating, optional or other special rights, or qualifications, limitations or restrictions thereof, other than as set forth herein or in the Charter or as provided by applicable law.

Article 14

FIXED-TO-FLOATING RATE NON-CUMULATIVE

PERPETUAL PREFERRED STOCK, SERIES E

Express Terms of Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series E

1. Designation and Number of Shares. There is hereby created out of the authorized and unissued shares of preferred stock of the Corporation a series of preferred stock designated as the “Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series E” (the “Non-Cumulative Perpetual Preferred Stock”). The authorized number of shares of Non-Cumulative Perpetual Preferred Stock initially shall be up to 115,000 shares.

2. Standard Provisions. The Standard Provisions contained in Annex A attached hereto are incorporated herein by reference in their entirety and shall be deemed to be a part hereof to the same extent as if such provisions had been set forth in full herein.

3. Definitions. The following terms are used in this Part C (including the Standard Provisions in Annex A hereto) as defined below:

3.1 “Common Stock” means the common stock, $0.01 par value per share, of the Corporation.

3.2 “Junior Stock” means the Common Stock, and any other class or series of capital stock of the Corporation the terms of which expressly provide that it ranks junior in priority to the Non-Cumulative Perpetual Preferred Stock as to dividend rights and as to rights on liquidation, dissolution or winding up of the Corporation.

3.3 “Liquidation Preference” means $1,000 per share of Non-Cumulative Perpetual Preferred Stock plus any declared and unpaid dividends thereon, without regard to any undeclared dividends.

3.3 “Liquidation Value” means $1,000 per share of Non-Cumulative Perpetual Preferred Stock.

3.4 “Parity Stock” means any other class or series of capital stock of the Corporation the terms of which expressly provide that it ranks equally with the Non-Cumulative Perpetual Preferred Stock as to dividend rights and as to rights on liquidation, dissolution or winding up of the Corporation.

4. Certain Voting Matters. Holders of the Preferred Stock shall have no voting rights, except as to certain matters set forth herein or as otherwise provided by applicable law.

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Annex A

STANDARD PROVISIONS

Section 1. General Matters. Each share of Non-Cumulative Perpetual Preferred Stock shall be identical in all respects to every other share of Non-Cumulative Perpetual Preferred Stock, except for the Original Issue Date from which dividends shall accrue. The Non-Cumulative Perpetual Preferred Stock shall be perpetual, subject to the provisions of Section 5 of these Standard Provisions that form a part of the Articles of Designation (as defined below). The Non-Cumulative Perpetual Preferred Stock shall rank equally with Parity Stock and shall rank senior to Junior Stock with respect to the payment of dividends and the distribution of assets in the event of any dissolution, liquidation or winding-up of the Corporation.

Section 2. Standard Definitions. As used herein with respect to Non-Cumulative Perpetual Preferred Stock:

(a) “Applicable Dividend Rate” means, when, as and if declared by the Board or a duly authorized committee of the Board, (i) 7.25% per annum on each Dividend Payment Date relating to a Fixed Rate Period (and for such Fixed Rate Period) and (ii) Three-month LIBOR on the related Dividend Determination Date plus 4.60% per annum on each Dividend Payment Date relating to a Floating Rate Period (and for such Floating Rate Period).

(b) “Appropriate Federal Banking Agency” means the Federal Reserve or any “appropriate Federal banking agency” with respect to the Corporation as defined in Section 3(q) of the Federal Deposit Insurance Act (12 U.S.C. Section 1813(q)), or any successor provision.

(c) “Articles of Designation” means the Articles of Amendment of the Articles of Restatement of the Articles of Incorporation of the Corporation designating the preferences, rights and limitations of the Non-Cumulative Perpetual Preferred Stock, of which these Standard Provisions form a part, as it may be amended from time to time.

(d) “Business Day” means each Monday, Tuesday, Wednesday, Thursday or Friday on which banking institutions are not authorized or obligated by law, regulation or executive order to close in the City of New York.

(e) “Bylaws” means the Bylaws of the Corporation, as they may be amended from time to time.

(f) “Calculation Agent” means, at any time, the person or entity appointed by the Corporation and serving as such agent at such time.

(g) “Dividend Parity Stock” means any other class or series of capital stock of the Corporation that ranks equally with the Non-Cumulative Perpetual Preferred Stock in the payment of dividends.

(h) “Dividend Determination Date” means, with respect to the Floating Rate Period, the second London Business Day immediately preceding the first day of the applicable Dividend Period.

(i) “Dividend Payment Date” has the meaning set forth in Section 3(a).

(j) “Dividend Period” has the meaning set forth in Section 3(a).

(k) “Dividend Record Date” has the meaning set forth in Section 3(a).

(l) “DTC” means The Depository Trust Company, together with its successors and assigns.

(m) “Federal Reserve” means the Board of Governors of the Federal Reserve System and its delegates.

(n) “Fixed Rate Period” means each Dividend Period relating to a Dividend Payment Date on or before February 15, 2024.

(o) “Floating Rate Period” means each Dividend Period relating to a Dividend Payment Date after February 15, 2024.

(p) “London Business Day” means a day that is a Monday, Tuesday, Wednesday, Thursday or Friday and is a day on which dealings in U.S. dollars are transacted in the London interbank market.

(q) “Nonpayment Event” has the meaning specified in Section 7(b).

(r) “Original Issue Date” means the date on which shares of Non-Cumulative Perpetual Preferred Stock are first issued.

(s) “Preferred Director” has the meaning set forth in Section 7(b).

(t) “Preferred Stock” means any and all classes and series of preferred stock of the Corporation, including the Non-Cumulative Perpetual Preferred Stock.

(u) “Redemption Price” means $1,000 per share of Non-Cumulative Perpetual Preferred Stock, plus the per share amount of any declared and unpaid dividends, without regard to any undeclared dividends.

(v) A “Regulatory Capital Treatment Event” means the good faith determination by the Board or a duly authorized committee of the Board that, as a result of any (i) amendment to, or change (including any announced prospective change) in, the laws or regulations of the United States or any political subdivision of or in the United States that is enacted or becomes effective after the Original Issue Date; (ii) proposed change in those laws or regulations that is announced or becomes effective after the Original Issue Date; or (iii) official administrative decision or judicial decision or administrative action or other official pronouncement interpreting or applying those laws or regulations that is announced after the Original Issue Date, there is more than an insubstantial risk that the Corporation will not be entitled to treat the full Liquidation Value of all shares of Non-Cumulative Perpetual Preferred Stock then outstanding as Tier 1 capital (or its equivalent) for purposes of the capital adequacy guidelines or regulations of the Federal Reserve or other Appropriate Federal Banking Agency, as then in effect and applicable, for as long as any share of Non-Cumulative Perpetual Preferred Stock is outstanding.

(w) “Reuters Screen LIBOR01” means the display designated on the Reuters 3000 Xtra (or such other page as may replace that page on that service or such other service as may be nominated by the British Bankers’ Association for the purpose of displaying London interbank offered rates for U.S. dollar deposits).

(x) “Standard Provisions” means these Standard Provisions that form a part of the Articles of Designation relating to the Non-Cumulative Perpetual Preferred Stock.

(y) “Three-month LIBOR” means, with respect to any Floating Rate Period, the rate expressed as a percentage per annum for deposits in U.S. dollars for a three-month period that rate appears on Reuters Screen LIBOR01 as of 11:00 a.m., London time, on the Dividend Determination Date for such Floating Rate Period.

If no such rate appears, the Calculation Agent shall request the principal London offices of four major reference banks in the London interbank market, selected by the Calculation Agent as directed by the Corporation, to provide the Calculation Agent with its offered quotation at approximately 11:00, a.m., London time, on such Dividend Determination Date for deposits in U.S. dollars for a three-month period, commencing on the first day of such Floating Rate Period to prime banks in the London interbank market and in a principal amount that is representative of a single transaction in U.S. dollars in that market at that time. If at least two such quotations are provided, Three-month LIBOR for such Floating Rate Period shall be the arithmetic mean of such quotations (rounded upward if necessary to the nearest 0.00001 of 1%).

If fewer than two such quotations are provided as described in the preceding paragraph, Three-month LIBOR with respect to such Floating Rate Period shall be the arithmetic mean (rounded upward if necessary to the nearest 0.00001 of 1%) of the rates quoted at approximately 11:00 a.m., New York City time, on such Dividend Determination Date by three major banks in the City of New York, selected by the Calculation Agent as directed by the Corporation, for loans in U.S. dollars to leading European banks for a three-month period, commencing on the first day of such Floating Rate Period, and in a principal amount that is representative of a single transaction in U.S. dollars in that market at that time.

If fewer than three banks selected by the Calculation Agent to provide quotations are quoting as described in the preceding paragraph, Three-month LIBOR with respect to such Floating Rate Period determined on the Dividend Determination Date shall be the Three-month LIBOR in effect for the immediately preceding Floating Rate Period or, if there was no such preceding Floating Rate Period, the dividend payable will be based on the Applicable Dividend Rate relating to the Fixed Rate Period.

(z) “Voting Parity Stock” means, with regard to any matter as to which the holders of Non-Cumulative Perpetual Preferred Stock are entitled to vote as specified in Sections 7(a) and 7(b) of these Standard Provisions that form a part of the Articles of Designation, any and all classes or series of Dividend Parity Stock upon which like voting rights have been conferred and are exercisable with respect to such matter.

Section 3. Dividends.

(a) Rate. Holders of the Non-Cumulative Perpetual Preferred Stock shall be entitled to receive, on each share of Non-Cumulative Perpetual Preferred Stock, if, when and as declared by the Board, or any duly authorized committee of the Board, but only out of legally available assets, non-cumulative cash dividends. Dividends are not mandatory. Such dividends shall not be cumulative and shall be payable quarterly in arrears on the 15th day of February, May, August and November of each year, commencing February 15, 2014 (each such date, a “Dividend Payment Date”). Dividends on the Non-Cumulative Perpetual Preferred Stock shall accrue on the Liquidation Value per share of Non-Cumulative Perpetual Preferred Stock at the Applicable Dividend Rate. A “Dividend Period” is the period from and including any Dividend Payment Date to, but excluding, the next Dividend Payment Date, except that the initial Dividend Period shall commence on and include the Original Issue Date. Any dividend payable on Non-Cumulative Perpetual Preferred Stock in respect of any Dividend Period will be computed by the Calculation Agent (i) in respect of the Fixed Rate Period, on the basis of a 360-day year consisting of twelve 30-day months and (ii) in respect of the Floating Rate Period, on the basis of a 360-day year and the actual number of days in such Dividend Period. Dollar amounts resulting from that calculation shall be rounded to the nearest cent, with one-half cent being rounded upward. If any Dividend Payment Date applicable to a Fixed Rate Period is not a Business Day, then the related payment of dividends will be made on the next succeeding Business Day, and no additional dividends will accrue on any payment. If any Dividend Payment Date applicable to a Floating Rate Period is not a Business Day, then such Dividend Payment Date will be postponed to the next succeeding Business Day unless such day falls in the next calendar month, in which case such Dividend Payment Date will be the immediately preceding Business Day, and, in any case, dividends will accrue to, but excluding, the applicable Business Day.

The Corporation shall not pay interest or any sum of money instead of interest on any dividend payment that may be in arrears on the Non-Cumulative Perpetual Preferred Stock. The Calculation Agent’s determination of the Applicable Dividend Rate, and its calculation of the amount of dividends for any Dividend Period, will be maintained on file at the Corporation’s principal offices and will be available to any stockholder upon request and will be final and binding in the absence of manifest error. The Corporation may terminate the appointment of the Calculation Agent and may appoint a successor agent at any time and from time to time, provided that the Corporation shall use its best efforts to ensure that there is, at all relevant times when the Non-Cumulative Perpetual Preferred Stock is outstanding, an entity appointed and serving as such agent. The Calculation Agent may be an entity affiliated with the Corporation.

Dividends that are payable on the Non-Cumulative Perpetual Preferred Stock on any Dividend Payment Date will be payable to holders of record of Non-Cumulative Perpetual Preferred Stock as they appear on the books of the Corporation on the applicable record date, which shall not be less than 15 calendar days or more than 30 calendar days before the applicable Dividend Payment Date, as shall be fixed by the Board or any duly authorized committee of the Board (each, a “Dividend Record Date”). Any such day that is a Dividend Record Date shall be a Dividend Record Date whether or not such day is a Business Day.

Holders of Non-Cumulative Perpetual Preferred Stock shall not be entitled to any dividends, whether payable in cash, securities or other property, other than dividends (if any) declared and payable on the Non-Cumulative Perpetual Preferred Stock as specified in this Section 3. If the Board (or a duly authorized committee of the Board) does not declare a full dividend on the Non-Cumulative Perpetual Preferred Stock in respect of a Dividend Period before the related Dividend Payment Date, then no dividend shall be deemed to have accrued for such Dividend Period, no dividend shall be payable on the applicable Dividend Payment Date, and the Corporation shall have no obligation to pay any dividend for such Dividend Period, whether or not the Board (or a duly authorized committee of the Board) declares a dividend for any future Dividend Period with respect to the Non-Cumulative Perpetual Preferred Stock or at any future time with respect to any other class or series of the Corporation’s capital stock.

(b) Priority of Dividends. So long as any share of Non-Cumulative Perpetual Preferred Stock remains outstanding, unless (i) the full dividends for the most recently completed Dividend Period have been declared and paid (or declared and a sum sufficient for the payment thereof has been set aside) on all outstanding shares of Non-Cumulative Perpetual Preferred Stock and (ii) the Corporation is not in default on its obligation to redeem any shares of Non-Cumulative Perpetual Preferred Stock that have been called for redemption, (A) no dividend or distribution shall be declared, paid or set aside for payment on any Junior Stock (other than dividends payable solely in Junior Stock or any dividend in connection with the implementation of a shareholders’ rights plan, or the redemption or repurchase of any rights under such plan); (B) no Junior Stock shall be repurchased, redeemed or otherwise acquired for consideration by the Corporation, directly or indirectly, other than (1) as a result of any reclassification of Junior Stock or into other Junior Stock, (2) the exchange or conversion of Junior Stock for or into other Junior Stock, (3) through the use of the proceeds of a substantially contemporaneous sale of other Junior Stock, (4) purchases, redemptions or other acquisitions of Junior Stock in connection with any employee contract, benefit plan or other similar arrangement with or for the benefit of employees, officers, directors or consultants of the Corporation, (5) purchases or other acquisitions by a broker-dealer subsidiary of the Corporation solely for the purpose of market-making, stabilization or customer facilitation transactions in Junior Stock in the ordinary course of its business, (6) purchases of shares of Junior Stock pursuant to a contractually binding requirement to buy Junior Stock existing prior to the most recently completed Dividend Period, including under a contractually binding stock repurchase plan, (7) purchase of fractional interests in shares of Junior Stock pursuant to the conversion or exchange provisions of such stock or the security being converted or exchanged, (8) purchases by a broker-dealer subsidiary of the Corporation of capital stock of the Corporation for resale pursuant to an offering by the Corporation of such capital stock underwritten by such broker-dealer subsidiary or (9) the acquisition by the Corporation or any of its subsidiaries of record ownership in Junior Stock for the beneficial ownership of any other persons (other than for the beneficial ownership by the Corporation or any of its subsidiaries), including as trustees or custodians; and (C) no Parity Stock shall be repurchased, redeemed or otherwise acquired for consideration by the Corporation, directly or indirectly, other than (1) pursuant to pro rata offers to purchase all, or a pro rata portion, of the Non-Cumulative Perpetual Preferred Stock and any Parity Stock, (2) as a result of a reclassification of any Parity Stock for or into other Parity Stock, (3) the exchange or conversion of any Parity Stock for or into other Parity Stock or Junior Stock, (4) through the use of the proceeds of a substantially contemporaneous sale of other shares of Parity Stock or Junior Stock, (5) purchases of shares of Parity Stock pursuant to a contractually binding requirement to buy Parity Stock existing prior to the most recently completed Dividend Period, including under a contractually binding stock repurchase plan, (6) purchase of fractional interests in shares of Parity Stock pursuant to the conversion or exchange provisions of such stock or the security being converted or exchanged, (7) purchases or other acquisitions by a broker-dealer subsidiary of the Corporation solely for the purpose of market making, stabilization or customer facilitation transactions in

Parity Stock in the ordinary course of business, (8) purchases by a broker-dealer subsidiary of the Corporation of capital stock of the Corporation for resale pursuant to an offering by the Corporation of such capital stock underwritten by such broker-dealer subsidiary, or (9) the acquisition by the Corporation or any of its subsidiaries of record ownership in Parity Stock for the beneficial ownership of any other persons (other than for the beneficial ownership by the Corporation or any of its subsidiaries), including as trustees or custodians. No monies shall be paid to or made available for a sinking fund for the redemption of any such securities by the Corporation.

If dividends are not paid in full on the shares of Non-Cumulative Perpetual Preferred Stock and any shares of Dividend Parity Stock, dividends may be declared and paid on the Non-Cumulative Perpetual Preferred Stock and all such Dividend Parity Stock on a proportional basis so that the amount of dividends declared per share shall bear to each other the same ratio that accrued dividends for the then current Dividend Period per share of the Non-Cumulative Perpetual Preferred Stock and accrued dividends, including any accumulations, on any Dividend Parity Stock bear to each other.

Subject to the foregoing, and not otherwise, such dividends (payable in cash, stock or otherwise), as may be determined by the Board or any duly authorized committee of the Board, may be declared and paid on the Common Stock and any other Junior Stock, from time to time out of any assets legally available for such payment, and the holders of the Non-Cumulative Perpetual Preferred Stock or Dividend Parity Stock shall not be entitled to participate in any such dividends. Holders of Non-Cumulative Perpetual Preferred Stock shall not be entitled to receive any dividends not declared by the Board (or a duly authorized committee of the Board of Directors) and no interest, or sum of money in lieu of interest, shall be payable in respect of any dividend not so declared.

Dividends on the Non-Cumulative Perpetual Preferred Stock shall not be declared, paid or set aside for payment to the extent such act would cause the Corporation to fail to comply with laws and regulations applicable thereto, including the applicable capital adequacy guidelines of the Federal Reserve or, as and if applicable, the capital adequacy guidelines or regulations of any successor or other Appropriate Federal Banking Agency.

Section 4. Liquidation Rights.

(a) Voluntary or Involuntary Liquidation. In the event of any liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, holders of Non-Cumulative Perpetual Preferred Stock shall be entitled to receive the Liquidation Preference for each share of Non-Cumulative Perpetual Preferred Stock, out of the assets of the Corporation or proceeds thereof (whether capital or surplus) available for distribution to shareholders of the Corporation, subject to the rights of any creditors of the Corporation, and subject to the rights of holders of any securities ranking senior to Non-Cumulative Perpetual Preferred Stock with respect to distributions upon the voluntary or involuntary liquidation, dissolution or winding-up of the Corporation, before any distribution of such assets or proceeds is made to or set aside for the holders of Common Stock and any other capital stock of the Corporation ranking junior to Non-Cumulative Perpetual Preferred Stock as to such distribution. After payment of the full amount of such liquidation distribution, the holders of Non-Cumulative Perpetual Preferred Stock shall not be entitled to any further participation in any distribution of assets of the Corporation.

(b) Partial Payment. If in any distribution described in Section 4(a) above, the assets of the Corporation or the proceeds thereof are not sufficient to pay in full the amounts payable with respect to all outstanding shares of Non-Cumulative Perpetual Preferred Stock and the corresponding amounts payable with respect of any other capital stock of the Corporation ranking equally with Non-Cumulative Perpetual Preferred Stock as to such distribution, holders of Non-Cumulative Perpetual Preferred Stock and the holders of such other capital stock shall share ratably in any such distribution in proportion to the full respective distributions to which they are entitled.

(c) Residual Distributions. If the Liquidation Preference has been paid in full to all holders of Non-Cumulative Perpetual Preferred Stock and the corresponding amounts payable with respect of any other capital stock of the Corporation ranking equally with Non-Cumulative Perpetual Preferred Stock as to such distribution have been paid in full, the holders of Junior Stock of the Corporation shall be entitled to receive all remaining assets of the Corporation (or proceeds thereof) according to their respective rights and preferences.

(d) Merger, Consolidation and Sale of Assets Not Liquidation. For purposes of this Section 4, neither the sale, conveyance, exchange or transfer (whether for cash, securities or other property) of all or substantially all of the assets or business of the Corporation nor the merger or consolidation of the Corporation with or into any other corporation or other entity, or by another entity with or into the Corporation, whether for cash, securities or other property, individually or as part of a series of transactions, shall constitute a liquidation, dissolution or winding up of the Corporation.

Section 5. Redemption.

(a) Optional Redemption. Except as provided below, the Non-Cumulative Perpetual Preferred Stock may not be redeemed prior to February 15, 2024. On and after February 15, 2024, the Corporation may, at its option, on any Dividend Payment Date, subject to the prior approval of the Federal Reserve or other Appropriate Federal Banking Agency, redeem, in whole or in part, at any time and from time to time, out of funds legally available therefor, the shares of Non-Cumulative Perpetual Preferred Stock at the time outstanding, upon notice given as provided in Section 5(c) below, at the Redemption Price.

Notwithstanding the foregoing, within 90 days of the Corporation’s good faith determination that a Regulatory Capital Treatment Event has occurred, it may, at its option, subject to the prior approval of the Federal Reserve or other Appropriate Federal Banking Agency, upon notice given as provided in Section 5(c) below, redeem, all (but not less than all) of the shares of Non-Cumulative Perpetual Preferred Stock at the time outstanding at the Redemption Price.

The Redemption Price for any shares of Non-Cumulative Perpetual Preferred Stock shall be payable on the date fixed for redemption to the holder of such shares against surrender of the certificate(s) evidencing such shares to the Corporation or its agent, if the shares of Non-Cumulative Perpetual Preferred Stock are issued in certificated form. Any declared but unpaid dividends payable on a redemption date that occurs subsequent to the Dividend Record Date for a Dividend Period shall not be paid to the holder entitled to receive the Redemption Price on the dated fixed for redemption but rather shall be paid to the holder of record of the redeemed shares on such Dividend Record Date relating to the Dividend Payment Date as provided in Section 3 above.

(b) No Sinking Fund. The Non-Cumulative Perpetual Preferred Stock will not be subject to any mandatory redemption, sinking fund or other similar provisions. Holders of Non-Cumulative Perpetual Preferred Stock will have no right to require redemption or repurchase of any shares of Non-Cumulative Perpetual Preferred Stock.

(c) Notice of Redemption. Notice of every redemption of shares of Non-Cumulative Perpetual Preferred Stock shall be given to the holders of record of the shares to be redeemed either by first class mail, postage prepaid, addressed to the holders of record of such shares to be redeemed at their respective last addresses appearing on the stock register of the Corporation (provided that, if Non-Cumulative Perpetual Preferred Stock is held in book-entry form through DTC, the Corporation may give such notice in any manner permitted by DTC), or by such other method approved by the depositary for the Non-Cumulative Perpetual Preferred Stock, in its reasonable discretion. Such notice shall be mailed (or otherwise given as permitted by DTC or approved by the depositary, if applicable) not less than 30 days nor more than 60 days prior to the date fixed for redemption. Any notice mailed (or otherwise given as permitted by DTC or approved by the depositary, if applicable) as provided in this Subsection shall be conclusively presumed to have been duly given, whether or not the holder receives such notice, but failure duly to give such notice by mail (or otherwise as permitted by DTC or approved by the depositary, if applicable), or any defect in such notice or in the mailing (or other method of giving such notice as permitted by DTC or approved by the depositary, as applicable) thereof, to any holder of shares of Non-

Cumulative Perpetual Preferred Stock designated for redemption shall not affect the validity of the proceedings for the redemption of any other shares of Non-Cumulative Perpetual Preferred Stock. Each notice of redemption given to a holder shall state: (1) the date fixed for redemption; (2) the number of shares of the Non-Cumulative Perpetual Preferred Stock to be redeemed and, if less than all the shares held by such holder are to be redeemed, the number of such shares to be redeemed from such holder; (3) the Redemption Price; (4) if the shares of Non-Cumulative Perpetual Preferred Stock are issued in certificated form, the place or places where the certificates evidencing shares of Non-Cumulative Perpetual Preferred Stock are to be surrendered for payment of the Redemption Price; and (5) that dividends on the shares of Non-Cumulative Perpetual Preferred Stock to be redeemed shall cease to accrue on the date fixed for redemption.

(d) Partial Redemption. In case of any redemption of only part of the shares of Non-Cumulative Perpetual Preferred Stock at the time outstanding, the shares to be redeemed shall be selected either pro rata or by lot. Subject to the provisions hereof, and to the prior approval of the Federal Reserve or other applicable Appropriate Federal Banking Agency, the Board or any duly authorized committee thereof shall have full power and authority to prescribe the terms and conditions upon which shares of Non-Cumulative Perpetual Preferred Stock shall be redeemed from time to time. If fewer than all the shares represented by any certificate (if the shares of Non-Cumulative Perpetual Preferred Stock are issued in certificated form) are redeemed, a new certificate shall be issued representing the unredeemed shares without charge to the holder thereof.

(e) Effectiveness of Redemption. If notice of redemption has been duly given and if on or before the date fixed for redemption specified in the notice, all funds necessary for the redemption have been deposited by the Corporation, separate and apart from its other assets, in trust for the benefit of the holders of the shares of Non-Cumulative Perpetual Preferred Stock called for redemption, with a bank or trust company doing business in the Borough of Manhattan, City of New York, and having a capital and surplus of at least $500 million and selected by the Board, so as to be and continue to be available solely therefor, then, notwithstanding that any certificate (if the shares of Non-Cumulative Perpetual Preferred Stock are issued in certificated form) for any share so called for redemption has not been surrendered for cancellation, whether or not the shares of Non-Cumulative Perpetual Preferred Stock are issued in certificated form, on and after the date fixed for redemption dividends shall cease to accrue on all shares so called for redemption, all shares so called for redemption shall no longer be deemed outstanding and all rights with respect to such shares shall forthwith on such date fixed for redemption cease and terminate, except only the right of the holders thereof to receive the Redemption Price from such bank or trust company out of the funds so deposited, without interest. The Corporation shall then be entitled to receive, from time to time, from the date fixed for redemption any interest accrued on such funds, and the holders of any shares called for redemption shall have no claim to any such interest. Any funds so deposited and unclaimed at the end of three years from the date fixed for redemption shall, to the extent permitted by law, be released or repaid to the Corporation, and in the event of such repayment to the Corporation, the holders of record of the shares of Non-Cumulative Perpetual Preferred Stock called for redemption shall be deemed to be unsecured creditors of the Corporation for an amount equivalent to the amount deposited as stated above for the redemption of such shares and so repaid to the Corporation, but shall in no event be entitled to any interest thereon.

(f) Status of Redeemed Shares. Shares of Non-Cumulative Perpetual Preferred Stock that are redeemed, repurchased or otherwise acquired by the Corporation shall revert to authorized but unissued shares of Preferred Stock, provided that any such cancelled shares of Non-Cumulative Perpetual Preferred Stock may be reissued only as shares of any class or series of Preferred Stock other than Non-Cumulative Perpetual Preferred Stock.

Section 6. No Conversion Rights. Holders of shares of Non-Cumulative Perpetual Preferred Stock shall have no right to exchange or convert such shares into any other class or series of the Corporation’s securities.

Section 7. Voting Rights.

(a) General. The holders of Non-Cumulative Perpetual Preferred Stock shall not have any voting rights except as set forth below or as required by law.

(b) Preferred Stock Directors. Whenever, at any time or times, dividends payable on the shares of Non-Cumulative Perpetual Preferred Stock or Voting Parity Stock have not been paid for an aggregate amount equal to the amount of dividends payable on the Non-Cumulative Perpetual Preferred Stock for six or more Dividend Periods, whether or not consecutive (a “Nonpayment Event”), the authorized number of directors of the Corporation shall automatically be increased by two and the holders of the Non-Cumulative Perpetual Preferred Stock, with holders of any Voting Parity Stock outstanding at the time, voting together as a class based on respective liquidation preferences, shall have the right to elect two directors (hereinafter the “Preferred Directors” and each a “Preferred Director”) to fill such newly created directorships at the Corporation’s next annual meeting of shareholders (or at a special meeting called for that purpose prior to such next annual meeting (unless such request is received less than 90 days before the date fixed for the next annual or special meeting of the shareholders, in which event such election shall be held at such next annual or special meeting of shareholders)) and at each subsequent annual meeting of shareholders until all full dividends have been declared and paid on the Non-Cumulative Perpetual Preferred Stock and all Voting Parity Stock then outstanding for at least four consecutive Dividend Periods after the Nonpayment Event, except as provided by law, subject to revesting in the event of each and every subsequent Nonpayment Event. When dividends have been declared and paid in full on the Non-Cumulative Perpetual Preferred Stock for at least four consecutive Dividend Periods after a Nonpayment Event, then the right of the holders of Non-Cumulative Perpetual Preferred Stock to elect the Preferred Stock Directors shall cease (but subject always to re-vesting of such voting rights in the case of any future Nonpayment Event), and the Preferred Directors shall cease to be qualified as directors, the term of office of all Preferred Directors then in office shall terminate immediately and the Corporation’s authorized number of directors shall be reduced by the number of Preferred Directors elected pursuant hereto. Any Preferred Director may be removed at any time, with or without cause by a majority of the outstanding shares of Non-Cumulative Perpetual Preferred Stock and any Voting Parity Stock, voting together as a class. If the office of any Preferred Director becomes vacant for any reason other than removal from office as aforesaid, the remaining Preferred Director may choose, by means of written consent, a successor who shall hold office for the unexpired term in respect of which such vacancy occurred, or if none remains in office, by a vote of the holders of a majority of the outstanding shares of Non-Cumulative Perpetual Preferred Stock and any Voting Parity Stock, voting together as a class.

(c) Class Voting Rights as to Particular Matters. So long as any shares of Non-Cumulative Perpetual Preferred Stock are outstanding, in addition to any other vote or consent of shareholders required by law or by the Articles, the vote or consent of the holders of at least 66 2/3% of the shares of the Non-Cumulative Perpetual Preferred Stock at the time outstanding, voting as a single class, given in person or by proxy, either in writing without a meeting or by vote at any meeting called for the purpose, shall be necessary for effecting or validating:

(i) Authorization of Senior Stock. Any amendment or alteration of the Articles, including the Articles of Designation, to create, issue, authorize or increase the authorized amount of any class or series of capital stock of the Corporation ranking senior to the Non-Cumulative Perpetual Preferred Stock with respect to payment of dividends or as to distributions upon the liquidation, distribution or winding-up of the Corporation, or to issue any obligation or security convertible into, exchangeable for or evidencing the right to purchase any such class or series of capital stock;

(ii) Amendment, Alteration or Repeal of Non-Cumulative Perpetual Preferred Stock. Any amendment, alteration or repeal of the Articles or the Articles of Designation so as to adversely affect the special powers, preferences, privileges or rights of the Non-Cumulative Perpetual Preferred Stock, taken as a whole; or

(iii) Share Exchanges, Reclassifications, Mergers and Consolidations. Any consummation of a binding share exchange or reclassification involving the Non-Cumulative Perpetual Preferred Stock, the sale, conveyance, exchange or transfer of all or substantially all of the assets or business of the Corporation or a merger or consolidation of the Corporation with or into another entity, unless in each case the shares of Non-Cumulative Perpetual Preferred Stock (x) remain outstanding or (y) are converted into or exchanged for preference securities of the surviving entity or any entity controlling such surviving entity and such new preference securities have terms that are not materially less favorable then the Non-Cumulative Perpetual Preferred Stock immediately prior to such consummation;

provided, however, that for all purposes of this Section 7(c), the authorization, creation and issuance, or an increase in the authorized or issued amount of, Junior Stock or any class or series of capital stock, or any securities convertible into or exchangeable or exercisable for Junior Stock or any class or series of capital stock, that by its terms expressly provides that it ranks pari passu with the Non-Cumulative Perpetual Preferred Stock with respect to the payment of dividends (whether such dividends are cumulative or non-cumulative) and as to distributions upon the liquidation, dissolution or winding-up of the Corporation shall not be deemed to adversely affect the special powers, preferences, privileges or rights, and shall not require the affirmative vote or consent of, the holders of any outstanding shares of Non-Cumulative Perpetual Preferred Stock.

(d) Changes after Provision for Redemption. No vote or consent of the holders of Non-Cumulative Perpetual Preferred Stock shall be required pursuant to Section 7(c) above if, at or prior to the time when any such vote or consent would otherwise be required pursuant to such Section, all outstanding shares of the Non-Cumulative Perpetual Preferred Stock shall have been redeemed, or shall have been called for redemption upon proper notice and sufficient funds shall have been deposited in trust for such redemption, in each case pursuant to Section 5 above.

(e) Procedures for Voting and Consents. The rules and procedures for calling and conducting any meeting of the holders of Non-Cumulative Perpetual Preferred Stock (including, without limitation, the fixing of a record date in connection therewith), the solicitation and use of proxies at such a meeting, the obtaining of written consents and any other aspect or matter with regard to such meeting or such consents shall be governed by any rules that the Board or any duly authorized committee of the Board, in its discretion, may adopt from time to time, which rules and procedures shall conform to the requirements of the Articles, the Bylaws, and applicable law and the rules of any national securities exchange or other trading facility on which the Non-Cumulative Perpetual Preferred Stock (or interests in the Non-Cumulative Perpetual Preferred Stock including depositary receipts) is listed or traded at the time.

Section 8. No Preemptive Rights. No share of Non-Cumulative Perpetual Preferred Stock shall have any rights of preemption whatsoever as to any securities of the Corporation, or any warrants, rights or options issued or granted with respect thereto, regardless of how such securities, or such warrants, rights or options, may be designated, issued or granted.

Section 9. Record Holders. To the fullest extent permitted by applicable law, the Corporation and the transfer agent for Non-Cumulative Perpetual Preferred Stock may deem and treat the record holder of any share of Non-Cumulative Perpetual Preferred Stock as the true and lawful owner thereof for all purposes, and neither the Corporation nor such transfer agent shall be affected by any notice to the contrary.

Section 10. Notices. All notices or communications in respect of Non-Cumulative Perpetual Preferred Stock shall be sufficiently given if given in writing and delivered in person or by first class mail, postage prepaid, or by such other method approved by the depositary, in its reasonable discretion, and, with respect to any redemption thereof, not less than 30 days nor more than 60 days prior to the date fixed for such redemption, or if given in such other manner as may be permitted in these Articles of Designation, in the Articles or Bylaws or by applicable law. Notwithstanding the foregoing, if shares of Non-Cumulative Perpetual Preferred Stock are issued in book-entry form through DTC or any similar facility, such notices may be given to the holders of Non-Cumulative Perpetual Preferred Stock in any manner permitted by DTC or such facility.

Section 11. Certificates. The Corporation may at its option issue shares of Non-Cumulative Perpetual Preferred Stock without certificates. If certificated, the Corporation shall replace any mutilated certificate at the holder’s expense upon surrender of that certificate to the Corporation. The Corporation shall replace certificates that become destroyed, stolen or lost at the holder’s expense upon delivery to the Corporation of reasonably satisfactory evidence that the certificate has been destroyed, stolen or lost, together with any indemnity that may be reasonably required by the Corporation.

Section 12. Other Rights. The shares of Non-Cumulative Perpetual Preferred Stock shall not have any rights, preferences, privileges or voting powers or relative, participating, optional or other special rights, or qualifications, limitations or restrictions thereof, other than as set forth herein or in the Articles or as provided by applicable law.

EXHIBIT II

BYLAWS OF F.N.B. CORPORATION

A Pennsylvania Business Corporation

Adopted on                     , 2016

ARTICLE I

Shareholders

Section 1.01 Place and Time of Meeting. All meetings of the shareholders shall be held at such place and time as may be fixed from time to time by the Board of Directors and stated in the notice of meeting.

Section 1.02 Annual Meeting. The regular annual meeting (“annual meeting”) of the shareholders for the election of directors and the transaction of whatever other business may properly come before the meeting shall be held on the third Wednesday of May of each year, if not a legal holiday, and, if a legal holiday, then on the next succeeding business day, or at such other time, date and place as the Board of Directors (the “Board”) may designate from time to time. Notice of such meeting shall be given not less than 10 nor more than 60 days before the date of the meeting, communicated or delivered to each shareholder entitled to vote at the meeting; provided, however, a single written notice may be communicated or delivered to shareholders who share an address if they consent, or are deemed to consent, to a single notice. The shareholders may transact such other business as is properly brought before the annual meeting and is in compliance with the advance notice provisions of these Bylaws.

Section 1.03 Special Meetings.

(a) Generally.

(1) Special meetings of the shareholders may be called at any time by (A) the Chairman of the Board of Directors, (B) the Chief Executive Officer or the President of the Corporation, (C) the Board of Directors acting pursuant to a resolution adopted by a majority of the Board or (D) the shareholders holding not less than 25% of all votes entitled to be cast on any issue proposed to be considered at the proposed special meeting and who sign, date and deliver to the Secretary of the Corporation one or more written demands for the meeting, meeting the requirements of Section 1.03(b) below.

(2) Special meetings shall be held on such date and at such time and place as may be fixed by the Board. Except as otherwise required by law or by the Articles of Incorporation, written notice of the date, time, place and purpose or purposes of every special meeting of shareholders shall be given not less than 10 nor more than 60 days before the date of the meeting, communicated or delivered to each shareholder entitled to vote at the meeting; provided, however, a single written notice may be communicated or delivered to shareholders who share an address if they consent, or are deemed to consent, to a single notice.

(3) Only such business shall be conducted at a special meeting of shareholders as shall have been properly brought before the meeting pursuant to the Corporation’s notice of meeting. If the Corporation’s notice of the special meeting provides for the election of directors, the only persons who may be nominated for such election are candidates who are named in the Corporation’s notice of meeting and who are nominated, (i) by or at the discretion of the Board of Directors of the Corporation or (ii) by any shareholder of record of the Corporation who satisfies the requirements of Section 1.11(a) of these Bylaws.

(b) Shareholder Requested Special Meetings.

(1) Any written demand by shareholders of the Corporation for a special meeting of shareholders shall be signed and dated by each shareholder (or his or her duly authorized agent) who is requesting the special meeting and shall set forth a statement of the specific purpose or purposes of the meeting. The shareholders requesting a special meeting may revoke their demand at any time by written revocation, signed and dated by each shareholder (or his or her duly authorized agent) delivered to the Secretary.

(2) A special meeting requested by shareholders shall not be held if either (A) the Board has called or calls for an annual meeting of shareholders and the purpose of such annual meeting includes (among any other matters properly brought before the meeting) the purpose specified in the request, or (B) an annual or special meeting that included the purpose specified in the request was held not more than 12 months before the request to call the special meeting was received by the Corporation.

Section 1.04 Record Dates for Meetings and Other Purposes. The Board of Directors may fix a time, not more than 70 days prior to the date of any meeting of the shareholders, or the date fixed for the payment of any dividend or distribution, or the date for the allotment of rights or the date when any change or conversion or exchange of shares will be made or go into effect, as the record date for the determination of the shareholders entitled to notice of, or to vote at, such meeting, or to receive any such allotment of rights or to exercise the rights in respect to any such change or conversion or exchange of shares. In such case, only such shareholders as shall be shareholders of record on the date so fixed shall be entitled to notice of, or to vote at, such meeting, or to receive payment of such dividend, or to receive such allotment of rights or to exercise such rights, as the case may be, notwithstanding any transfer of any shares on the books of the Corporation after any record date fixed as aforesaid. The Board also may similarly fix a record date for the determination of shareholders of record for any other purpose. A determination of shareholders of record shall be effective for any adjournment of the meeting unless the Board of Directors fixes a new record date, which it must do if a meeting is adjourned to a date more than 120 days after the date originally fixed for the meeting of shareholders.

Section 1.05 Quorum for Meetings. Except as otherwise required by law or in the Articles of Incorporation, the presence, in person or by proxy, of shareholders entitled to cast at least a majority of the votes that all shareholders are entitled to cast on a matter, shall constitute a quorum at the meeting for the transaction of such business. If a proxy casts a vote or takes other action on behalf of a shareholder on any issue other than a procedural motion considered at a meeting of shareholders, the shareholder shall be deemed present for quorum purposes for the entire meeting and for any adjournment of that meeting, unless a new record date is or must be set for that adjourned meeting. The subsequent withdrawal of enough shareholders to leave less than a quorum after a quorum has been established at a meeting shall not affect the validity of any action taken at the meeting or any adjournment thereof. Any meeting may be adjourned from time to time as directed by the chairman of the meeting or a majority of the voting power of the outstanding shares present in person or by proxy and entitled to vote at such meeting, even if less than a quorum. Whenever the holders of any class or series of shares are entitled to vote separately on a specified item of business, the provisions of this Section shall apply in determining the presence of a quorum of such class or series for the transaction of such specified item of business.

Section 1.06 Presiding Officer and Secretary.

(a) At each meeting of the shareholders, (A) the Chairman of the Board, or (B) if the Chairman of the Board shall be absent therefrom, the Chief Executive Officer of the Corporation, or (C) if the Chief Executive Officer shall not be present, the President of the Corporation, or (D) if the President also shall be absent, the Lead Director of the Corporation, or (E) if the Lead Director also shall be absent, a Vice President of the Corporation, or (F) if each Vice President of the Corporation also shall be absent therefrom, any person chosen by the holders of a majority of the voting power of the shares of the Corporation’s stock entitled to vote and who are present in person or by proxy, shall act as chairman of the meeting and preside at such meeting. If neither the Secretary nor an Assistant Secretary shall be present, the appointee of the person presiding at the meeting shall act as secretary of the meeting.

(b) The chairman of the meeting of shareholders shall determine the order of the business and the procedure at such meeting, including such regulation of the manner of voting and the conduct of discussion as the chairman of the meeting determines, in his or her sole discretion, to be in order. The chairman of the meeting shall have the power to adjourn the meeting to another place, date and time. The time of the opening and closing of the polls for each matter upon which the shareholders will vote at the meeting shall be announced at the meeting.

Section 1.07 Judge of Election. The Board may, in advance of any shareholders’ meeting, appoint one or three Judges of Election to act at the meeting or any adjournment thereof. Each Judge of Election, before conducting his or her duties, shall take and sign an oath of office to execute faithfully the duties of Judge of Election with strict impartiality and to the best of his or her ability. If a Judge of Election is not so appointed, the person presiding at the shareholders’ meeting pursuant to Section 1.06 of this Article I may, and on the request of any shareholder entitled to vote thereat, shall make such appointment. In case any person appointed as a Judge of Election fails to appear or act, the vacancy may be filled by appointment made by the Board in advance of the meeting or at the meeting by the person presiding at the meeting. No person shall be elected a director at a meeting at which he has served as a Judge of Election.

The Judge of Election shall determine the number of shares outstanding and the voting power of each, the number of shares represented at the meeting, the existence of a quorum, the validity and effect of proxies, and shall receive votes, hear and determine all challenges and questions arising in connection with the right to vote, count and tabulate all votes, determine the result, and do such acts as are proper to conduct the election or vote with fairness to all shareholders. If there are three Judges of Election the act of a majority thereof shall govern. On request of the person presiding at the meeting or any shareholder entitled to vote thereat, the Judge of Election shall make a report in writing of the determination as to any challenge, question or matter. Any such report shall be prima facie evidence of the facts therein stated, and shall be filed with the minutes of the meeting.

Section 1.08 Voting.

(a) Election of Directors.

(1) Whenever the Corporation’s directors are to be elected by the shareholders, it shall be by ballot and by a majority of the votes cast at any shareholder meeting at which a quorum is present. For purposes of this bylaw, a majority of the votes cast shall mean that the number of shares voted “for” a director’s election exceeds the number of votes cast “against” that director’s election. Votes cast shall exclude abstentions with respect to that director’s election. Notwithstanding the foregoing, in the event of a contested election of directors, directors shall be elected by the vote of a plurality of the votes cast at any meeting for the election of directors at which a quorum is present. For purposes of this bylaw, a contested election shall mean any election of directors in which the number of candidates for election as directors exceeds the number of directors to be elected, with the determination thereof being made by the Corporate Secretary as of the close of the applicable notice of nomination period set forth in Section 1.11(a) of these Bylaws, based on whether one or more notice(s) of nomination were timely filed in accordance with said Section 1.11(a); provided, however, that the determination that an election is a “contested election” shall be determinative only as to the timeliness of a notice of nomination and not otherwise as to its validity. If, prior to the time the Corporation mails its initial proxy statement in connection with such election of directors, one or more notices of nomination are withdrawn such that the number of candidates for election as director no longer exceeds the number of directors to be elected, the election shall not be considered a contested election, but in all other cases, once an election is determined to be a contested election, directors shall be elected by the vote of a plurality of the votes cast.

(2) If a nominee for director who is an incumbent director is not elected and no successor was elected at the meeting at which the director was not re-elected, the director shall promptly tender his or her resignation to the Board of Directors in accordance with Section 2.06 of these Bylaws. The Nominating and Corporate Governance Committee shall make a recommendation to the Board of Directors as to whether to accept or reject the tendered resignation, or whether other action should be taken. The Board of Directors shall act on the tendered resignation, taking into account the Nominating and Corporate Governance Committee’s recommendation, and publicly disclosing (by a press release, a filing with the Securities and Exchange Commission or other broadly disseminated means of communication) its decision regarding the tendered resignation and the rationale behind the decision within 90 days from the date of the certification of the election results. The Nominating and Corporate Governance Committee in making its recommendation, and the Board of Directors in making its decision, may each consider any factors or other information that it considers appropriate and relevant, including the criteria described under the “Director Qualifications” section of the Corporation’s Corporate Governance Guidelines. The director who tenders his or her resignation shall not participate in the recommendation of the Nominating and Corporate Governance Committee or the decision of the Board of Directors with respect to his or her resignation. If such incumbent director’s resignation is not accepted by the Board of Directors, such director shall continue to serve until the next annual meeting and until his or her successor is duly election, or his or her earlier resignation or removal. If a director’s resignation is accepted by the Board of Directors pursuant to this bylaw, or if a nominee for director is not elected and the nominee is not an incumbent director, then the Board of Directors, in its sole discretion, may fill any resulting vacancy pursuant to the provisions of Section 2.05 of these Bylaws or may decrease the size of the Board of Directors pursuant to the provisions of Section 2.02 of these Bylaws.

(b) Voting on Actions Other Than Director Elections. Whenever any action other than the election of directors is proposed to be taken by vote of the shareholders, except as otherwise expressly required by law, in the Articles of Incorporation or in these Bylaws, it shall be authorized by the affirmative vote of a majority of the votes cast in person or by proxy at the meeting of shareholders by the holders of shares entitled to vote thereon and shall constitute an act of the shareholders.

(c) One Vote Per Share. Except as otherwise provided by the Articles of Incorporation, each shareholder of the Corporation entitled to vote on any matter at any meeting of shareholders shall be entitled to one vote for every such share standing in such shareholder’s name on the record date for the meeting.

Section 1.09 Voting by Proxy. At any meeting of shareholders, every shareholder entitled to vote may vote his or her shares in person or by proxy. Every proxy shall be executed or authenticated by the shareholder or by his or her duly authorized attorney-in-fact and filed with or transmitted to the Secretary of the Corporation or his or her delegate. Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission created pursuant to this Section 1.09 may be substituted or used in lieu of the original writing or transmission for any and for all purposes for which the original writing or transmission could be used, provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission. Every proxy shall be filed with the Secretary of the Corporation or his or her delegate. An appointment of a proxy is revocable by the shareholder unless the appointment form or electronic transmission conspicuously states that it is irrevocable and the appointment is coupled with an interest, notwithstanding any other agreement or any provision in the proxy to the contrary, but the revocation of a proxy shall not be effective until written notice thereof has been given to the Secretary of the Corporation. A proxy shall not be revoked by the death or incapacity of the maker, unless written notice of the death or incapacity is received by the Secretary of the Corporation before the proxy exercises his or her authority under the appointment. No proxy shall be valid after 11 months after its date, unless otherwise provided in the proxy.

Section 1.10 Shareholders List. The officer or agent having charge of the stock transfer books for shares of the Corporation shall make, at least 10 days before each meeting of the shareholders, a complete alphabetical list of the shareholders entitled to vote at the meeting, with their addresses and the number of shares held by each shareholder, which list shall be maintained in written or electronic form and shall be kept on file either at the Corporation’s principal office or at the place specified in the notice of the meeting and shall be subject to inspection by any shareholder for any purpose germane to the meeting during the usual business hours for a period of at least 10 days prior to the meeting. Such list shall be produced and kept at the time and place of the meeting during the whole time thereof and may be inspected by any shareholder who is present. The shareholder list shall be prima facie evidence of the identity of the shareholders entitled to examine the shareholders list or vote at a meeting of shareholders.

Section 1.11 Shareholder Proposals

(a) Relating to Nominations for and Election of Directors.

(1) A shareholder may nominate one or more candidates for election as a director at any meeting of shareholders at which directors are to be elected pursuant to the Corporation’s notice of meeting. Nominations of persons for election to the Board may be made by any shareholder of the Corporation who (A) is a shareholder of record at the time of giving the notice provided for in these Bylaws and at the time of the annual or special meeting, as the case may be, (B) is entitled to vote at the meeting, and (C) complies with the notice and other procedures set forth in this Section 1.11(a). Section 1.11(a) shall be the exclusive means for a shareholder to make nominations before an annual or special meeting of shareholders.

(2) A nomination by a shareholder shall be made by a notice in writing, delivered in person or by first class United States mail postage prepaid or by reputable overnight delivery service, to the Board to the attention of the Secretary of the Corporation at the principal office of the Corporation, within the time limits specified in this Section 1.11(a). In no event shall any adjournment or postponement of an annual meeting or a special meeting or the announcement thereof commence a new time period for the giving of a shareholder’s notice for purposes of this Section 1.11(a).

(3) (A) In the case of an annual meeting of shareholders, any such written notice of nomination must be received by the Secretary of the Corporation not later than the close of business on the 90th calendar day, nor earlier than the close of business on the 120th calendar day, prior to the first anniversary of the date of the Corporation’s proxy statement released to shareholders in connection with the annual meeting of shareholders in the immediately preceding year; provided, however, that in the event that the date of the annual meeting of shareholders is more than 30 calendar days before or more than 60 calendar days after the first anniversary date of the annual meeting in the immediately preceding year, notice by the shareholder to be timely must be received by the Secretary of the Corporation no earlier than the close of business on the 120th day prior to the first anniversary of the date of the Corporation’s proxy statement released to shareholders in connection with annual meeting of shareholders in the immediately preceding year and not later than the close of business on the 90th calendar day prior to such first anniversary date or, if the first public announcement of the date of such annual meeting is less than 100 days prior to the date of such meeting, the 10th day following the day on which the public announcement is first made by the Corporation.

(B) In the case of a special meeting at which directors are to be elected pursuant to the Corporation’s notice of meeting, any such written nomination must be received by the Secretary of the Corporation not earlier than the close of business on the 120th day prior to the date of such special meeting and not later than the close of business on the later of the 90th day prior to the date of the special meeting or, if the first public announcement of the date of the special meeting is less than 100 days prior to the date of such special meeting, the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. In no event shall any adjournment or postponement of a special meeting or the announcement thereof commence a new time period for the giving of a shareholder’s notice as described above.

(4) To be in proper form, such written notice of nomination shall set forth: (A) the name and address of the shareholder who intends to make the nomination and, if any, the beneficial owner on whose behalf the nomination is made (collectively, the “Nominating Shareholder”), (B) as to the Nominating Shareholder, (i) the number of shares of capital stock of the Corporation which are owned beneficially by it within the meaning of SEC Rule 13d-3, (ii) any proxy, contract, arrangement, understanding or relationship pursuant to which such Nominating Shareholder has a right to vote any shares of any security of the Corporation, (iii) any option, warrant, convertible security, stock appreciation right, or similar right with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class or series of shares of the Corporation or with a value derived in whole or in part from the value of any class or series of shares of the Corporation, any derivative or synthetic arrangement having the characteristics of a long position in any class or series of shares of the Corporation, or any contract, derivative, swap or other transaction or series of transactions designed to produce economic benefits and risks that correspond substantially to the ownership of any class or series of shares of the Corporation, including due to the fact that the value of such contract, derivative, swap or other transaction or series of transactions is determined by reference to the price, value or volatility of any class or series of shares of the Corporation, whether or not such instrument, contract or right shall be subject to settlement in the underlying class or series of shares of the Corporation, through the delivery of cash or other property, or otherwise, and without regard to whether the shareholder of record, the beneficial owner, if any, or any affiliates or associates or others acting in concert therewith, may have entered into transactions that hedge or mitigate the economic effect of such instrument, contract or right (a “Derivative Instrument”) directly or indirectly owned beneficially by such shareholder, the beneficial owner, if any, or any affiliates or associates or others acting in concert therewith, and any other direct or indirect opportunity to profit or share in any profit derived from any increase or decrease in the value of shares of the Corporation, (iv) any proxy, contract, arrangement, understanding or relationship pursuant to which such shareholder has a right to vote any class or series of shares of the Corporation, (v) any agreement, arrangement, understanding, relationship or otherwise, including any repurchase or similar so-called “stock borrowing” agreement or arrangement, engaged in, directly or indirectly, by such Nominating Shareholder, the purpose or effect of which is to mitigate loss to, reduce the economic risk (of ownership or otherwise) of any class or series of shares of the Corporation by, manage the risk of share price changes for, or increase or decrease the voting power of, such Nominating Shareholder with respect to any class or series of shares of the Corporation, or which provides, directly or indirectly, the opportunity to profit or share in any profit derived from any decrease in the price or value of any class or series of shares of the Corporation (“Short Interests”), (vi) any rights to dividends on the shares of the Corporation owned beneficially by such Nominating Shareholder that are separated or separable from the underlying shares of the Corporation, (vii) any proportionate interest in any class or series of shares of the Corporation or Derivative Instruments held, directly or indirectly, by a general or limited partnership in which such Nominating Shareholder is a general partner or, directly or indirectly, beneficially owns an interest in a general partner of such general or limited partnership, or Derivative Instruments, if any, (viii) any significant equity interests or any Derivative Instruments or Short Interests in any principal competitor of the Corporation held by such Nominating Shareholder, (ix) any direct or indirect interest of such Nominating Shareholder in any contract with the Corporation, any affiliate of the Corporation or any principal competitor of the Corporation (including, in any such case, any employment agreement, collective bargaining agreement or consulting agreement), (x) any performance-related fees (other than an asset-based fee) that such Nominating Shareholder is entitled to based on any increase or decrease in the value of any class or series of shares of the Corporation, as of the date of such notice, including without limitation any such interests held by members of the Nominating Shareholder’s immediate family sharing the same household (which information shall be supplemented by the Nominating Shareholder not later than 10 days after the record date for the meeting to disclose such ownership as of the record date), and (xi) any other information relating to the Nominating Shareholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for the election of directors in a contested election pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder; and (C) as to each proposed nominee, (i) all information relating to such person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors in a contested election pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected), (ii) a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three years and any other material relationships between or among such Nominating Shareholder and its affiliates and associates or others acting in concert therewith, on the one hand, and each proposed nominee, and his or her respective affiliates and associates, or others acting in concert therewith, on the other hand, including without limitation all information that would be required to be disclosed pursuant to Rule 404 promulgated under Regulation S-K of the Exchange Act, as if the Nominating Shareholder or any affiliate or associate thereof or person acting in concert therewith, were the “registrant” for purposes of such rule and the nominee were a director or executive officer of such registrant; and (iii) a completed and signed questionnaire (which will be provided by the Secretary upon written request) with respect to the background and qualifications (in addition to the matters set forth in subsections (4)(A)-(C) above) of such proposed nominee. The Corporation may require any proposed nominee to furnish such other information as may reasonably be required by the Corporation to determine the eligibility of such proposed nominee to serve as an independent director of the Corporation or that could be material to a reasonable shareholder’s understanding of the independence, or lack thereof, of such nominee.

(5) If a written nomination submitted to the Secretary of the Corporation fails, in the reasonable judgment of the Board or the Nominating and Corporate Governance Committee of the Board, to contain the information specified in subsection (4) above or is otherwise deficient, the Secretary shall, as promptly as is practicable under the circumstances, provide written notice to the Nominating Shareholder of such failure or deficiency in the written nomination and such Nominating Shareholder shall have 5 business days from receipt of such notice to submit a revised written proposal of nomination that corrects such failure or deficiency in all material respects.

(6) Nominations by a shareholder of candidates for election to the Board may be made only if the shareholder complies with the procedures of this Section 1.11(a), and any candidate proposed by a shareholder not nominated in accordance with such provisions shall not be considered or acted upon for election as a director at such meeting of shareholders.

(b) Relating to Matters Other Than Nominations for and Elections of Directors.

(1) A shareholder of the Corporation may only bring a matter (other than a nomination of a candidate for election as a director, which is covered by subsection (a) of this Section 1.11) (a “Shareholder Matter”) before an annual meeting of shareholders of the Corporation if the shareholder (i) is a shareholder of record both at the time of giving notice provided for in these Bylaws and at the time of the annual meeting, as applicable, (ii) is entitled to vote at the meeting, and (iii) complies with the notice procedures set forth in this Section 1.11(b). This Section 1.11(b) shall be the exclusive means for a shareholder to bring a Shareholder Matter before an annual meeting of shareholders other than Shareholder Matters properly brought under Rule 14a-8 under the Exchange Act.

(2) A shareholder shall only present a Shareholder Matter by providing written notice thereof in accordance with the same requirements in Sections 1.11(a)(2) and (3A). In no event shall any adjournment or postponement of an annual meeting of shareholders or announcement thereof commence a new time period for giving a shareholder notice for purposes of this Section 1.11(b).

(3) Such notice of presentation of a Shareholder Matter shall set forth, with respect to the shareholder who intends to propose the Shareholder Matter and, if any, the beneficial owner on whose behalf the Shareholder Matter is proposed (collectively, the “Proposing Shareholder”), the same information required of the Nominating Shareholder in Sections 1.11(a)(4)(A) and (B). In addition, such notice shall set forth (A) a reasonably detailed description of the Shareholder Matter, including a description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the meeting and any material interest of the Proposing Shareholder and beneficial owner, if any, in such Shareholder Matter, (B) the text of the proposal or business (including the text of any resolutions proposed for consideration), and (C) a description of all agreements, arrangements and understandings entered into between such Proposing Shareholder and any other person or persons (including their names) in connection with the proposal of the Shareholder Matter by such Proposing Shareholder.

(4) If a written notice of presentation of a matter submitted to the Board fails, in the reasonable judgment of the Board, to contain the information specified in subsection (3) above hereof or is otherwise deficient, the Secretary of the Corporation shall, as promptly as is practicable under the circumstances, provide written notice to the shareholder who submitted the written notice of presentation of a Shareholder Matter of such failure or deficiency in the written notice of presentation of a matter and such shareholder shall have 5 business days from receipt of such notice to submit a revised written notice of presentation of a Shareholder Matter that corrects such failure or deficiency in all material respects.

(5) Only Shareholder Matters submitted in accordance with the foregoing provisions of this Section 1.11(b) shall be eligible for presentation at such meeting of shareholders, and any Shareholder Matter not submitted to the Board in accordance with such provisions shall not be considered or acted upon at such meeting of shareholders.

(c) Compliance with Federal Securities Law Requirements.

Notwithstanding the provisions of Sections 1.11(a) and (b), a Nominating Shareholder or Proposing Shareholder, as the case may be, also shall comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section 1.11; provided, however, that any references in these Bylaws to the Exchange Act or the rules promulgated thereunder are not intended to, and shall not, limit the requirements applicable to nominations or proposals as to any other business to be considered pursuant to Sections 1.11(a) or (b). Nothing in this Section 1.11 shall be deemed to affect any rights (1) of shareholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act or (2) of the holders of any series of preferred stock of the Corporation if and to the extent provided for under law, the Articles of Incorporation of the Corporation or these Bylaws.

(d) No Conflict with Applicable Law.

To be properly brought before a meeting of shareholders, business must be of a proper subject for action by shareholders under applicable law and must not, if implemented, cause the Corporation to violate any state, federal or foreign law or regulation, each as determined in good faith by the Board of Directors. No person may be appointed, nominated or elected as a director of the Corporation unless such person, at the time such person is nominated and appointed or elected would then be able to serve as a director without being in violation of any state, federal or foreign law or regulation applicable to the Corporation. Only such persons who are nominated in accordance with the procedures set forth in this Section 1.11 shall be eligible to serve as directors and only such business shall be conducted at a meeting of shareholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 1.11. Except as otherwise provided by law, the Articles of Incorporation of the Corporation or these Bylaws, the Chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this Section 1.11 and, if any proposed nomination or business is not in compliance with this Section 1.11, to declare that such defective proposal or nomination shall be disregarded.

(e) Public Announcement.

For purposes of this Section 1.11, “public announcement” shall mean disclosure in a press release reported by a national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act and the rules and regulations promulgated thereunder.

ARTICLE II

Board of Directors

Section 2.01 Powers. All corporate powers shall be exercised by or under the authority of the Board of Directors. Without limiting the foregoing general powers conferred in the preceding sentence and the powers conferred by the Articles of Incorporation of the Corporation and these Bylaws, it is hereby expressly declared that the Board has the power (i) to appoint a person or persons to vote shares of another corporation held and owned by the Corporation and (ii) to appoint any person, firm or corporation to accept and hold in trust for the Corporation, any property belonging to the Corporation or in which it is interested, and to authorize any such person, firm or corporation to execute any documents and perform any duties that may be requisite in relation to any trust.

Section 2.02 Number and Qualification of Directors. The entire Board shall consist of that number of directors, not less than 5 nor more than 25, as shall from time to time be prescribed by the Board. Directors shall be natural persons, at least 21 years of age but need not be citizens or residents of Pennsylvania.

Section 2.03 Term of Office. Each director who is elected at any meeting of shareholders or appointed to fill a vacancy on the Board shall serve until the next succeeding annual meeting of shareholders and until the election and qualification of such director’s successor or the director’s earlier death, resignation, retirement or removal.

Section 2.04 Nomination of Directors. Prior to each annual meeting, and subject to the power accorded to it under Section 2.01 of this Article, the Board shall nominate candidates to succeed the directors whose terms will expire at the next succeeding annual meeting and upon the election of their respective successors, shall disclose the identity and credentials of such nominees to the shareholders by means of a proxy statement filed and disseminated pursuant to Regulation 14A adopted under the Exchange Act (or any successor regulation or statute).

Section 2.05 Vacancies. Unless otherwise provided in the Articles of Incorporation of the Corporation, any vacancy occurring in the Board, however caused (including any vacancy created as a result of any increase in the number of directors) may be filled by the Board by the affirmative vote of a majority of the incumbent directors or by a sole remaining director. If one or more directors shall resign from the Board effective at a future date, a majority of directors then in office, including the director or those directors who have so resigned, shall have the power to appoint a person to fill such vacancy or vacancies, to take effect when such resignation or resignations shall become effective. Each person so appointed shall be a director until he or she is elected or his or her successor is elected by the shareholders at the annual meeting.

Section 2.06 Resignations. Any Director may resign at any time by giving written notice, including by electronic communication or facsimile transmission, to either the Chief Executive Officer, the Chairman, the President or to the Board of Directors. A Director’s resignation shall take effect at the time specified in the notice and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective. A Director’s resignation submitted in accordance with Section 1.08 hereof shall not become effective until acted upon by the Corporation’s Nominating and Corporate Governance Committee and the Corporation’s Board.

Section 2.07 Retirement. No director shall be eligible to be nominated to a new term if he or she will be age 75 or older at the time of the annual meeting; provided, however, that any director who was first elected to the Corporation’s initial Board following its incorporation in 1974 and who has continuously served on the Board since such time shall not be subject to the mandatory retirement age set forth herein.

Section 2.08 Removal of Directors. Any director may be removed with or without cause by the affirmative vote of seventy-five percent (75%) of the outstanding shares entitled to vote and otherwise in conformation with the requirements of the Pennsylvania Business Corporation Law (“PaBCL”), at a meeting of shareholders called for that purpose.

Section 2.09 Meetings. Meetings of the Board, regular or special, may be held at any place as the Board from time to time may fix or as shall be specified in the respective notice or waivers of notice thereof. An organization meeting of the Board for the appointment of officers shall be held as soon after the annual meeting of the shareholders on a date which is practicable. The Board may fix dates, times and places for regular meetings of the Board and no notice of such meetings need be given. Special meetings of the Board shall be held whenever called by the Chairman of the Board, the President, Chief Executive Officer, or a majority of the members of the Board. Notice of each such meeting shall be given by the person(s) calling such meeting or, upon the request of the person(s) calling such meeting, by the Secretary or an Assistant Secretary to each director by mail, electronic transmission or facsimile transmission not less than twenty-four (24) hours before the meeting. Notice of a special meeting need not be given to any director who has waived notice of the meeting (or is deemed to have waived notice) under Section 5.03(a). Neither the business to be transacted at, nor the purpose of, any meeting of the Board need be specified in the notice or waiver of notice of such meeting. Notice of an adjourned meeting need not be given if the date, time and place are fixed at the meeting which was adjourned and if the period of adjournment does not exceed 10 days in any one adjournment.

Section 2.10 Quorum. At all meetings of the Board of Directors, the presence, in person or by telephonic or similar communications equipment, of a majority of the members of the Board shall constitute a quorum for the transaction of business and the acts of a majority of the directors present at a duly convened meeting at which a quorum is present shall be the acts of the Board of Directors, except as may be otherwise specifically provided by the FBCA, by the Articles of Incorporation of the Corporation or by these Bylaws. If a quorum shall not be present, in person or by telephonic or similar communications equipment, at any meeting of the Board of Directors, the directors present may adjourn, postpone or continue the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

Section 2.11 Chairman of the Board. As soon as practicable after the annual meeting, the Nominating and Corporate Governance Committee, in consultation with the Corporation’s incumbent Chair and Lead Director, along with the Chief Executive Officer, shall recommend to the Board one of its members to serve as Chairman of the Board. The Board, after giving consideration to the recommendation of the Nominating and Corporate Governance Committee, shall elect one of its members to be Chairman of the Board to serve at the pleasure of the Board. The duties of the Chairman shall be to preside at all meetings of the Board and to provide a proposed agenda for all such meetings. The Chairman shall also have and may exercise such further powers and duties as from time to time may be determined by the Board.

Section 2.12 Lead Director. The Nominating and Corporate Governance Committee, in consultation with the Corporation’s incumbent Chair and Lead Director, along with the Chief Executive Officer, shall recommend to the Board one of its members to serve as Lead Director. The Board, after giving consideration to the recommendation of the Nominating and Corporate Governance Committee, may elect a Lead Director if the positions of the Corporation’s Chairman and Chief Executive Officer are held by the same person or the Corporation’s Chairman is a former officer of the Corporation or any of its affiliates. The Lead Director shall be elected by a majority of the Corporation’s independent directors and the Lead Director shall be a person who qualifies as an independent and outside director under the Corporation’s Corporate Governance Guidelines and applicable rules of the SEC or exchange on which the Corporation’s stock is listed. The Lead Director shall perform such duties for such term as prescribed in the Corporation’s Corporate Governance Guidelines. In the absence of the Chairman, Chief Executive Officer and President, the Lead Director shall preside at all meetings of the Board.

Section 2.13 Committees of the Board.

(a) Committee Composition.

The Nominating and Corporate Governance Committee, in consultation with the Corporation’s incumbent Chair and Lead Director, along with the Corporation’s Chief Executive Officer, shall recommend to the Board the members of the Audit Committee, the Nominating and Corporate Governance Committee, the Compensation Committee and the Risk Committee (collectively, the “Standing Committees”) and recommend the designation of the Standing Committees’ chairpersons. The Board, by resolution adopted by a majority vote of its members, shall appoint the members and chairpersons of the Standing Committees. The Board may appoint an Executive Committee or other committees, and such committees’ chairs, by using the same process prescribed herein for the Standing Committees, or otherwise prescribe a methodology to be used for the appointment of the members and chairs of the Executive or other Board committees. Each Board committee shall have at least 3 members. Each committee of the Board shall serve at the pleasure of the Board.

(b) Executive Committee.

The Executive Committee, if so created, shall have and may exercise all of the powers and authority of the Board between meetings of the Board except as limited by applicable law or by the Board.

(c) Audit Committee.

The Audit Committee shall have those purposes and responsibilities assigned to it under the Audit Committee Charter adopted by the Board. The members of the Audit Committee shall satisfy the applicable Audit Committee membership, qualification and composition requirements established by the SEC, the Federal Deposit Insurance Corporation and the New York Stock Exchange from time to time.

(d) Nominating and Corporate Governance Committee.

The Nominating and Corporate Governance Committee shall have those purposes and responsibilities assigned to it under the Nominating and Corporate Governance Committee Charter adopted by the Board. The members of the Nominating and Corporate Governance Committee shall satisfy the applicable Nominating and Corporate Governance Committee membership, qualification and composition requirements established by the SEC, the Federal Deposit Insurance Corporation and the New York Stock Exchange from time to time.

(e) Compensation Committee.

The Compensation Committee shall have those purposes and responsibilities assigned to it under the Compensation Committee Charter adopted by the Board. The members of the Compensation Committee shall satisfy the applicable Compensation Committee membership, qualification and composition requirements established by the SEC and the New York Stock Exchange from time to time.

(f) Risk Committee.

The Risk Committee shall have the purposes and responsibilities assigned to it under the Risk Committee Charter adopted by the Board. The members of the Risk Committee shall satisfy the applicable Risk Committee membership qualifications and composition requirements established for it by federal bank regulatory agencies.

(g) Joint Corporation and First National Bank of Pennsylvania Committee Meetings.

Upon appropriate action by the Boards of Directors of the Corporation and First National Bank of Pennsylvania, any committee authorized by these Bylaws may be designated and function as a joint committee of both Boards of Directors. The title and charter of such a committee need not reflect its status as a joint committee unless both Boards of Directors expressly provide otherwise.

(h) Committee Vacancy, Appointment and Removal.

The Board, after consideration of the recommendation of the Chairman in collaboration with the Chief Executive Officer and by resolution adopted by a majority of the entire Board, may:

(1)	Fill any vacancy in any such committee;

(2)

Appoint one or more directors to serve as alternate members of any such committee or to act in the absence or disability of members of any such committee with all the powers of such absent or disabled members;

(3)	Remove any director from membership on such committee at any time, with or without cause; and

(4)	Appoint Committee Chairpersons or interim Chairpersons.

(i) Maintenance of Committee Minutes.

Actions taken at a meeting of each committee shall be kept in a record of its proceedings which shall be reported to the Board at its next meeting following each committee meeting.

Section 2.14 Notices and Meetings of Committees. Meetings of any committee of the Board, regular or special, may be held at any place as such committee from time to time may fix or as shall be specified in the respective notice or waivers of notice thereof, but no notice of regular meetings need be given. Special meetings of a committee may be held whenever called by the Chairman of the Committee or the President or Chief Executive Officer of the Corporation. Notice of such special meeting shall be given to each member of such committee in the manner specified in Section 2.09 of these Bylaws. Notice of the meeting need not be given to any member who is deemed to have waived notice in accordance with Section 5.03(a). Neither the business to be transacted at, nor the purposes of, any meeting of a committee need be specified in the notice or waiver of notice of such meeting.

Section 2.15 Quorum and Actions by Committee. A majority of the members of each committee shall constitute a quorum for the transaction of business. The act of a majority of the members present at a meeting at which a quorum is present shall be the act of any such committee. Each committee shall have and may exercise such authority to the extent provided by these Bylaws, applicable law or such committee’s charter or in the resolution creating such committee. Each committee of the Board shall determine the procedural rules for meeting and conducting its business and shall act in accordance therewith.

Section 2.16 Resignations from Committees. Any member of a committee may resign by written notice to the Secretary. A resignation shall be effective upon receipt thereof by the Secretary of the Board or at such subsequent time as shall be specified in the notice of resignation.

Section 2.17 Action of Board or Committees Without a Meeting. Any action required or permitted to be taken pursuant to authorization voted at a meeting of the Board or any committee thereof may be taken without a meeting if, prior or subsequent to such action, all members of the Board or of such committee, as the case any be, consent thereto in writing and such written consent is filed with the minutes of the proceedings of the Board or such committee.

Section 2.18 Action of Board or Committees by Telephone Conference. Directors may participate in meetings of the Board or committees of the Board by means of conference telephone or other similar communications equipment by means of which all persons participating in the meeting may simultaneously hear each other during the meeting; provided, however, such participation is in accordance with the Corporation’s policy. Such participation shall constitute presence in person at the meeting and shall count toward the quorum required by Sections 2.10 and 2.15 of these Bylaws.

Section 2.19 Compensation of Directors. The Board, or its delegate, the Compensation Committee of the Board, by the affirmative vote of a majority of directors in office and irrespective of any personal interest of any of them, may establish reasonable compensation of directors for services to the Corporation and its subsidiaries as directors and as members of any committee of the Board of the Corporation and its subsidiaries.

Section 2.20 Director’s Liability. To the fullest extent permitted by law, no director of the Corporation shall be personally liable for monetary damages to the Corporation or any other person for any statement, vote, decision or failure to act as a director, unless the director breached or failed to perform his or her duties as a director under Subchapter B of Chapter 17 of the PaBCL and the director’s breach of, or failure to perform, those duties constitutes self-dealing, willful misconduct or recklessness. However, this Section 2.20 shall not apply to the responsibility or liability of a director pursuant to any criminal statute; or the liability of a director for the payment of taxes pursuant to federal, state or local law. Any amendment or repeal of this Section 2.20 shall operate prospectively only and shall not have any effect with respect to any such action taken or failure to act by a director prior to the effective date of such amendment or repeal.

ARTICLE III

Officers

Section 3.01 Election and Term of Office. Whether for the purpose of the organization meeting, or filling vacancies of existing or newly created officer positions, the president, chief executive officer and each other officer of the Corporation whose responsibilities include participation in major policy making functions of the Corporation (“Executive Officers’) shall be elected or appointed by the Board of Directors. Each Executive Officer shall hold office until a successor shall have been duly elected by the Board and shall have qualified, or until the expiration of such Executive Officer’s term in office if elected or appointed for a specific period of time, or until his or her earlier death, retirement, termination, resignation or removal.

All other senior and executive vice presidents, vice presidents, assistant vice presidents and other officers who do not participate in major policy making functions of the Corporation shall be appointed by the Chief Executive Officer. Such persons appointed by the Chief Executive Officer shall hold office until a successor shall have been duly appointed and shall have been qualified, or until expiration of such person’s term in office if appointed for a specified period of time, or until his or her earlier death, retirement, termination, resignation or removal.

Section 3.02 Chief Executive Officer. The Board shall appoint a Chief Executive Officer of the Corporation. The Chief Executive Officer shall have and may exercise all the powers and duties pertaining, by law, regulation or practice, to the position of Chief Executive Officer and shall have and may exercise such further powers and duties as from time to time may be determined by the Board. In the absence of the Chairman, the Chief Executive Officer (if he or she is a director) shall preside at all meetings of the Board.

Section 3.03 President. The Board shall appoint a President of the Corporation. The President shall also have and may exercise such further powers and duties as from time to time may be determined by the Board or the Chief Executive Officer as the case may be.

Section 3.04 Executive Officers and Vice Presidents. Each Executive Officer and Vice President shall have and may exercise any and all powers and duties as may be determined by the Board or the Chief Executive Officer as the case may be. One Vice President may be designated by the Board, in the absence of the President, to perform all of the duties of the President.

Section 3.05 Chief Financial Officer. The Chief Financial Officer shall perform all the powers and duties of the office of the Chief Financial Officer and in general have overall supervision of the financial operations of the Corporation. The Chief Financial Officer shall, when requested, counsel with and advise the other officers of the Corporation and shall perform such other duties as he may agree with the Chief Executive Officer or as the Board may from time to time determine. The Chief Financial Officer shall report directly to the Chief Executive Officer.

Section 3.06 Secretary. The Board shall appoint a Secretary who shall be the Secretary of the Board of Directors and of the Corporation and shall be responsible for preparing minutes of the directors’ and shareholders’ meetings and for authenticating records of the Corporation. The Secretary of the Corporation shall attend all meetings of the Board of Directors and of the shareholders and shall keep accurate records thereof in one or more minute books kept for that purpose, shall give, or cause to be given, the required notice of all meetings of the shareholders and of the Board of Directors, shall keep in safe custody the corporate seal of the Corporation and affix the same to any instrument requiring it, and when so affixed, it shall be attested by his or her signature or by the signature of the Treasurer or any Assistant Secretary or Assistant Treasurer of the Corporation. The Secretary also shall keep, or cause to be kept, the stock certificate books, stock transfer books and stock ledgers of the Corporation, in which shall be recorded all stock issues, transfers, the dates of same, the names and addresses of all shareholders and the number of shares held by each, shall when necessary, for holders of certificated shares, prepare new certificates upon the transfer of shares and the surrender of the old certificates, shall cancel such surrendered certificates and shall perform such other duties as may be assigned to him or her by the Chief Executive Officer or President of the Corporation. The Board or Chief Executive Officer may appoint one or more Assistant Secretaries who shall possess the same power and duties as the Secretary and who shall assist the Secretary in the event of the Secretary’s absence, unavailability or disability. Each Assistant Secretary shall have and exercise such further powers and duties as may be conferred upon, assigned to him or her by the Board or Chief Executive Officer of the Secretary.

Section 3.07 Treasurer. The Board shall appoint a Treasurer who shall have charge of all funds and securities of the Corporation. The Treasurer shall have and may exercise any and all other powers and duties pertaining, by law, regulation or practice, to the office of Treasurer. The Treasurer shall also have and may exercise such other powers and duties as may be determined by the Board, the Chairman of the Board, the President or the Chief Executive Officer. The Treasurer of the Corporation shall also have the custody of the Corporation’s funds and securities, shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation, shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as shall be designated by the Chief Executive Officer or President of the Corporation, shall disburse the funds of the Corporation as may be ordered by the Chief Executive Officer or President or the Board of Directors, taking proper vouchers for such disbursements, shall render to the Chief Executive Officer or President and the Board of Directors, at the regular meetings of the Board of Directors or whenever they may require it, an account of all his or her transactions as Treasurer and shall have the right to affix the seal of the Corporation to any instrument requiring it, and to attest to the same by his or her signature and, if so required by the Board of Directors, he or she shall give bond in such sum and with such surety as the Board of Directors may from time to time direct.

Section 3.08 Compensation. The salaries, other compensation, bonuses and awards of the Chief Executive Officer, President and Executive Officers and eligible senior officers of the Corporation shall be fixed in accordance with the Corporation’s policies, procedures and practices as are otherwise prescribed from time to time by the Corporation’s Compensation Committee or described in the charter of the Corporation’s Compensation Committee. The salaries, other compensation, bonuses and awards of all other officers and employees shall be fixed by the Corporation’s Chief Executive Officer or his or her delegate.

Section 3.09 Resignation. Any officer may resign at any time, subject to any rights or obligations under any existing contracts between the officer and the Corporation, by giving written notice to the Corporation. An officer’s resignation shall take effect at the time specified in such notice, and unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

Section 3.10 Termination or Removal. The Chief Executive Officer and the President, and the Chief Auditor may be terminated or removed at any time by the Board of Directors. The Chief Executive Officer or delegate thereof has authority to terminate or remove any Executive Officer, (other than the President and Chief Auditor), senior or executive vice president, vice president, assistant vice president or other employee.

ARTICLE IV

Shares of the Corporation

Section 4.01 Certificated or Uncertificated Shares

(a) Share Certificates.

Shares of any or all of the Corporation’s classes or series of capital stock may be evidenced by certificates for shares of stock, in such form as the Board of Directors may from time to time prescribe, or may be issued in uncertificated form. The issuance of shares in uncertificated form shall not affect shares already represented by a certificate until the certificate is surrendered to the Corporation. Except as expressly provided by law, there shall be no differences in the rights and obligations of shareholders based on whether or not their shares are represented by certificates.

(b) Share Certificate Content.

Each certificate for shares of the Corporation’s capital stock shall be numbered and registered in a share register as it is issued, shall bear the name of the Corporation and that the Corporation is incorporated under the laws of the Commonwealth of Pennsylvania, the name of the person to whom the certificate is issued and the number and class of shares represented thereby and the designation of the series, if any, the certificate represents, shall be signed by the Chairman, Chief Executive Officer or President or any Vice President of the Corporation and shall be countersigned by the Secretary, any Assistant Secretary or the Treasurer of the Corporation or any other person authorized by the Board of Directors and shall bear the seal of the Corporation, which seal may be a facsimile, engraved or printed. The Board of Directors may appoint one or more transfer agents and one or more registrars with respect to the certificates representing shares of stock of the Corporation, and may require all such certificates to bear the signature of either or both. Where the certificate is signed by a transfer agent or a registrar, the signature of any corporate officer on such certificate may be a facsimile engraved or printed. In case any officer who has signed, or whose facsimile signature has been placed on, any share certificate shall have ceased to be such officer because of death, resignation or otherwise before the certificate is issued, the certificate may nevertheless be issued by the Corporation with the same effect as if the officer has not ceased to be such at the date of its issue.

(c) Notice of Issuance or Transfer of Shares.

Within a reasonable time after the issuance or transfer of uncertificated shares, the Corporation shall send to the registered owner thereof a written notice containing the information required to be set forth or stated on stock certificates pursuant to the PaBCL.

Section 4.02 Transfers. Transfers of shares of capital stock of the Corporation shall be made only on the stock records of the Corporation by the holder of record thereof or by his attorney thereunder authorized by the power of attorney duly executed and filed with the Secretary of the Corporation or the transfer agent thereof, and (i) in the case of certificated shares, only on surrender of the certificate or certificates representing such shares, properly endorsed or accompanied by a duly executed stock transfer power, or (ii) in the case of uncertificated shares, upon receipt of proper transfer instructions from the registered owner of such uncertificated shares, or from a duly authorized attorney or from an individual presenting proper evidence of succession, assignment or authority to transfer the shares. The Board of Directors may make such additional rules and regulations as it may deem appropriate or expedient concerning the issue and transfer of certificates representing shares of capital stock of the Corporation.

Section 4.03 Lost Certificates. Should any shareholder of the Corporation allege the loss, theft or destruction of one or more certificates for shares of the Corporation and request the issuance by the Corporation of a substitute certificate or uncertificated shares therefore, the Board of Directors may direct that a new certificate of the same tenor and for the same number of shares or uncertificated shares be issued to such person upon such person’s making of an affidavit in form satisfactory to the Board of Directors setting forth the facts in connection therewith, provided that, prior to the receipt of such request, the Corporation shall not have either registered a transfer of such certificate or received notice that such certificate has been acquired by a bona fide purchaser. When authorizing such issuance of a new certificate or uncertificated shares, the Board of Directors may, in its discretion and as a condition precedent to the issuance of such certificate or uncertificated shares, require the owner of such lost, stolen or destroyed certificate, or his heirs or legal representatives, as the case may be, to advertise the same in such manner as the Board of Directors shall require and/or to give the Corporation a bond in such form and for such sum and with such surety or sureties, with fixed or open penalty, as shall be satisfactory to the Board of Directors, as indemnity for any liability or expense that it may incur by reason of the original certificate remaining outstanding.

ARTICLE V

Notices; Computing Time Periods

Section 5.01 Method and Contents of Notice. Whenever, under the provisions of the FBCA, the Articles of Incorporation of the Corporation or these Bylaws, written notice is required to be given to any shareholder, it may be given in person or by sending a copy thereof (i) by first-class or express mail, postage prepaid, or courier service, charges prepaid, to the postal address of the shareholder appearing on the books of the Corporation, or (ii) by facsimile transmission or any form of electronic transmission, including e-mail, to his or her facsimile number or address for e-mail or other electronic communications supplied by the shareholder to the Corporation for the purpose of notice. Notwithstanding the foregoing, written notice of any meeting of shareholders may be sent by any class of postpaid mail, so long as such notice is sent at least 20 calendar days prior to the date of the meeting. If the notice is sent by mail or courier service to a shareholder, it shall be deemed to have been given upon deposit into the United States mail or with a courier service for delivery to that shareholder, as applicable. If notice is electronically delivered, then it is deemed delivered when electronically transmitted to the shareholder in a manner authorized by the shareholder. As to any other method of giving notice permitted by law, notice shall be deemed to be delivered at the time provided by such law. Such notice shall specify the date, time and place of the meeting, if any, and, in the case of a special meeting of the shareholders, the general nature of the business to be transacted.

Section 5.02 Exception to Requirement for Notice. Notices or other communications shall not be sent, unless otherwise directed by the Board, to any shareholder with whom the Corporation has been unable to communicate for more than 24 consecutive months because communications to the shareholder are returned unclaimed or the shareholder has otherwise failed to provide the Corporation with a current address. Whenever the shareholder provides the Corporation with a current address, the Corporation shall commence sending notices and other communications to the shareholder in the same manner as to other shareholders.

Section 5.03 Waiver of Notice.

(a) Meetings of the Board of Directors.

Notice of a meeting of the Board of Directors or any committee thereof need not be given to any director who signs a waiver of notice either before or after the meeting. The waiver shall be filed with the Secretary of the Corporation. Attendance of any director at any meeting shall constitute a waiver of notice of such meeting and a waiver of any and all objections to the place of the meeting, the time of the meeting or the manner in which it has been called or convened, except when a director states, at the beginning of the meeting or promptly upon arrival at the meeting, any objection to the transaction of business because the meeting was not lawfully called or convened.

(b) Meeting of Shareholders.

A shareholder may waive any notice required by the PaBCL, the Articles of Incorporation or these Bylaws before or after the date and time stated in the notice. The waiver must be in writing, be signed by the shareholder entitled to the notice and be delivered to the Corporation for inclusion in the minutes or filing with the corporate records. A shareholder’s attendance at a meeting: (i) waives objection to lack of notice or defective notice of the meeting, unless the shareholder at the beginning of the meeting objects to holding the meeting or transacting business at the meeting and (ii) waives objection to consideration of a particular matter at the meeting that is not within the purposes described in the meeting notice unless the shareholder objects to considering the matter when it is presented.

Section 5.04 Computing Time Periods. In computing the number of days for purposes of these Bylaws, all days shall be counted, including Saturdays, Sundays or holidays; provided, however that if the final day of any time period falls on a Saturday, Sunday or holiday, then the final day shall be deemed to be the next day which is not a Saturday, Sunday or holiday. In computing the number of days for the purpose of giving notice of any meeting, the date upon which the notice is given shall be counted but the day set for the meeting shall not be counted.

ARTICLE VI

Miscellaneous

Section 6.01 Seal. The seal of the Corporation shall be in such form as may be approved from time to time by the Board. The Corporation may use the seal by causing it or a facsimile to be affixed or impressed or reproduced in any manner.

Section 6.02 Signing Authority. The Chief Executive Officer, the President, the Chief Financial Officer, the Treasurer, the Secretary or any Executive Officer or Vice President of the Corporation, each shall have full power and authority, in the name and on behalf of the Corporation, under the seal of the Corporation or otherwise, to execute, acknowledge, verify and deliver any and all checks, notes, drafts, acceptances, bills of exchange and other orders or obligations to pay money, agreements, contracts, instruments, indentures, mortgages, deeds, conveyances, transfers, certificates, declarations, attest, certify or memorialize any Board resolution or incumbency certificate, receipts, discharges, releases, satisfactions, resolutions, settlements, petitions, schedules, accounts, affidavits, stocks, bonds, undertakings, proxies and other instruments or documents, all as may be incidental or related to the operation of the Corporation and subject to such limitations or restrictions of the scope of authority as the Board, the President or the Chief Executive Officer may impose. Any such agreement, instrument or document may also be executed, acknowledged and delivered in the name and on behalf of the Corporation, under seal of the Corporation or otherwise, by such other officers, employees or agents of the Corporation as the Board, the President or Chief Executive Officer, or their delegate may from time to time authorize. In each such case, the authority so conferred shall be subject to such limitations as the Board, the President or the Chief Executive Officer of the delegate may impose. Any officer, employee or agent authorized hereunder or by the Board, the President or Chief Executive Officer or their delegate to execute, acknowledge and deliver any such agreement, instrument or document is also authorized to cause the Secretary, any Assistant Secretary or any other authorized person to affix the seal of the Corporation thereto and to attest it. The provisions of this Section are supplementary to any other provision of these Bylaws.

Any account, deposit, brokerage, loan or otherwise, may be opened at the direction of any officer above. Any institution or entity opening any such account may rely on this authority in good faith and open such account without any further action on the part of the Corporation. This authorization in no way limits or impairs the ability of any other authorized officer to open accounts of the Corporation.

Section 6.03 Fiscal Year. The fiscal year of the Corporation shall be the calendar year.

Section 6.04 Offices. The registered office of the Corporation in Pennsylvania shall be established from time to time by the Board, and a record of any change to the registered office shall be duly filed with the Commonwealth of Pennsylvania in the manner provided by law. The principal office of the Corporation shall be in Pittsburgh, Pennsylvania or such other location as the Board may from time to time designate. The Corporation may also have offices at such other places as the Board may from time to time determine or as the business of the Corporation may require.

Section 6.05 Subsidiaries’ Proxy. The Chief Executive Officer or any officer delegated in writing has the express authority to act as the Corporation’s proxy in voting the shares of the Corporation’s wholly owned subsidiaries for purposes of electing the boards of directors of such subsidiaries.

ARTICLE VII

Indemnification

Section 7.01 Indemnification. The Corporation shall indemnify any director or officer of the Corporation and any director or officer of its subsidiaries against expenses, including legal fees, judgments, fines and amounts paid in settlement, actually and reasonably incurred by him or her to the fullest extent now or hereafter permitted by law in connection with any threatened, pending or completed action, suit, investigation or proceeding, whether derivative or nonderivative, and whether civil, criminal, administrative or investigative (a “Proceeding”), brought or threatened to be brought against him or her by reason or his or her performance or status as a director or officer of the Corporation, any of its subsidiaries or affiliates or any other entity in which he or she was serving at the request of the Corporation or in any other capacity on behalf of the Corporation, including, without limitation, service in connection with the Corporation’s, its subsidiaries’ or its affiliates’ employee benefit and retirement plans, or any of its subsidiaries or affiliates if such director or officer acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the Corporation (or, with respect to services in connection with the Corporation’s, its subsidiaries’ or its affiliates’ employee benefit or retirement plans, such director or officer acted in a manner he or she reasonably believed to be in the interest of the participants and beneficiaries of the plan), and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful.

Notwithstanding the foregoing, in the case of any threatened, pending or completed action or suit by or in the right of the Corporation, no indemnification shall be made in respect of any claim, issue or matter as to which such officer or director shall have been adjudged to be liable to the Corporation unless and only to the extent the court in which such action or suit was brought shall determine upon application that despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

Upon authorization of the Board of Directors by resolution adopted in each specific instance and to the extent provided in such resolution, the Corporation may similarly indemnify any person other than a director or officer of the Corporation in accordance with Section 7.01 against liabilities incurred by such person in connection with a Proceeding involving services rendered by him or her for or at the request of the Corporation or any of its subsidiaries. Directors, officers and other representatives of entities which have merged into, or have been consolidated with, or have been liquidated into, the Corporation (such entities are referred to herein as “merged entities”) shall not receive indemnification (or advancement of expenses) under this Article VII with respect to a Proceeding which relates to such person’s service as a director, officer or other representative of such merged entity or such person’s service in connection with an employee benefit or retirement plan sponsored or maintained by such merged entity, its subsidiaries or its affiliates, but such persons may be provided indemnification upon authorization of the Board by resolution adopted in each specific instance and to the extent provided in such resolution.

The provisions of this Section 7.01 shall be applicable to all Proceedings commenced after its adoption, whether such arise out of acts or omissions which occurred prior or subsequent to such adoption and shall continue as to a person who has ceased to be a director or officer or to render services for or at the request of the Corporation, whether or not the Proceeding first arose after such person ceased to be a director or officer, and shall inure to the benefit of the heirs, executors and administrators of such a person. The rights of indemnification provided for herein shall not be deemed the exclusive rights to which any such director, officer or other person may be entitled.

Section 7.02 Authorization and Determination of Indemnification. Any indemnification under this Article VII, unless ordered by a court, shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer or other person is proper in the circumstances because he or she has met the applicable standard of conduct as specified in Section 7.01. A person shall be deemed to have met such applicable standard of conduct if his or her action is based in good faith on the records or books of account of the Corporation, its subsidiaries or affiliates, or other enterprise, or on information supplied to him or her by the officers of the Corporation, its subsidiaries or affiliates, or other enterprise in the course of his or her duties, or on the advice of legal counsel for the Corporation or other enterprise or on information or records given or reports made to the Corporation or other enterprise by an independent certified public accountant, an investment banker or financial advisor, a consultant, or by an appraiser or other expert selected with reasonable care by the Corporation or other enterprise.

Such determination shall be made (i) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to such Proceeding, (ii) if such a quorum is not obtainable, or, even if obtainable, by majority vote of a committee duly designated by the Board of Directors consisting solely of two or more directors not at the time parties to such Proceeding, (iii) by independent legal counsel selected by the Board of Directors prescribed in paragraph (i) or the committee prescribed in paragraph (ii) hereof or, if a quorum of the directors cannot be obtained for paragraph (i) and the committee cannot be designated under paragraph (ii), selected by majority vote of the full board of directors in which directors who are parties may participate or (iv) by the shareholders. To the extent, however, that a director, officer or other person has been successful on the merits or otherwise in defense of any Proceeding described above, or in defense of any claim, issue or matter therein, he or she shall be indemnified against expenses, including attorneys’ fees, actually and reasonably incurred by him in connection therewith, without the necessity of authorization in the specific case.

The provisions of this Section 7.02 shall not be deemed to be exclusive or to limit in any way the circumstances in which a person may be deemed to have met such applicable standard or conduct.

Section 7.03 Advances. Expenses incurred by a person who is provided indemnification by the Corporation in defending or investigating a Proceeding shall be paid by the Corporation in advance of the final disposition of such Proceeding upon receipt of an undertaking by or on behalf of the director, officer or other person to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the Corporation as authorized in this Article VII.

Section 7.04 Scope and Alteration of Indemnification Provisions. The indemnification and advancement of expenses provided by, or granted pursuant to, the other sections of this Article VII shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any Bylaw, indemnity or other agreement, contract, vote of the shareholders or disinterested directors or pursuant to the direction, howsoever embodied, of any court of competent jurisdiction or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, it being the policy of the Corporation that indemnification of, and advancement of expenses to, the persons specified in Section 7.01 shall be made to the fullest extent permitted by the PaBCL.

To this end, the provisions of this Article VII shall be deemed to have been amended for the benefit of such persons effective immediately upon any modification of the PaBCL that expands or enlarges the power or obligation or corporations organized under such law to indemnify, or advance expenses to, such persons. The provisions of this Article VII shall not be deemed to preclude the indemnification of, or advancement of expenses to, any person who is not specified in this Section 7.04 or Section 7.01 but whom the Corporation has the power or obligation to indemnify, or to advance expenses for, under the provisions of the PaBCL.

Section 7.05 Insurance. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer or employee of the Corporation, its subsidiaries and affiliates or a director, officer or employee is providing service to the Corporation’s, its subsidiaries’ or its affiliates’ employee benefit or retirement plans, or is or was serving at the request of the Corporation as a director, officer, employee or consultant of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the Corporation would have the power or the obligation to indemnify him or her against such liability under the provisions of this Article VII.

Section 7.06 Definitions. For purposes of this Article VII, references to the “Corporation” shall include, in addition to the resulting corporation, any constituent corporation, including any constitution of a constituent, absorbed in a consolidation or merger solely involving affiliated subsidiaries or affiliates of the Corporation which, if its separate existence has continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or was a director, officer or employee of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer or employee of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Article VII with respect to the resulting or surviving corporation as he or she would have with respect to such constituent corporation if its separate existence had continued.

The term “other enterprise” as used in this Article VII shall mean any other corporation or any partnership, joint venture, trust or other entity of which such person is or was serving at the request of the Corporation as a director, officer, employee or agent and shall include employee benefit and retirement plans.

Section 7.07 Nature of Rights to Indemnification. The rights of indemnification and advancement of expenses conferred upon directors and officers of the Corporation in this Article VII shall be contract rights. Any amendment, alteration or repeal of this Article VII that adversely affects any right of a person indemnified under this Article VII shall be prospective only and shall not limit or eliminate any such right with respect to any proceeding involving any occurrence or alleged occurrence of any action or omission to act that took place prior to such amendment.

ARTICLE VIII

Amendments

Section 8.01 Amendment; Repeal. These Bylaws may be altered, amended or repealed by an affirmative vote of the holders of at least 75% of the outstanding shares of the Corporation entitled to vote thereon at any annual or special meeting duly convened after notice to the shareholders of that purpose or by the affirmative vote of 75% of the members of the Board of Directors at any regular or special meeting of the Board of Directors duly convened after notice to the Board of Directors of that purpose unless the shareholders, in amending or repealing the Bylaws generally or a particular Bylaw provision, provide expressly that the Board of Directors may not amend or repeal the Bylaws or such Bylaw provision.

ARTICLE IX

Emergency Bylaws

Section 9.01 Emergency Bylaws. This Article IX shall be operative during any emergency resulting from an attack on the United States or on a locality in which the Corporation conducts its business or customarily holds meetings of its Board or its shareholders, or during any nuclear or atomic disaster or other event which creates a state of disaster of sufficient severity to prevent the normal conduct and management of the affairs and business of the Corporation (an “emergency”), notwithstanding any different or conflicting provisions in these Bylaws or in the Articles of Incorporation of the Corporation. To the extent not inconsistent with this Article IX, the preceding Articles of these Bylaws shall remain in effect during such emergency, and upon termination of such emergency, the provisions of this Article IX shall cease to be operative unless and until another such emergency shall occur.

Section 9.02 Meetings. During any emergency, a meeting of the Board of Directors may be called by any officer or director of the Corporation. Notice shall be given by such person or by any officer of the Corporation. The notice shall specify the place of the meeting, which shall be the principal office of the Corporation if feasible and otherwise any other place specified in the notice. The notice shall also specify the time of the meeting. Notice may be given only to such of the directors as it may be feasible to reach at the time and by such means as may be feasible at the time, including publication or radio. If given by mail, messenger, telephone, or electronic delivery, the notice shall be addressed to the directors at their residences or business addresses, or such other places as the person giving the notice shall deem most suitable. Notice shall be given at least 2 days before the meeting if feasible in the judgment of the person giving the notice and otherwise on any shorter time he or she may deem necessary.

Section 9.03 Quorum. During any such emergency, at any meeting of the Board, a quorum shall consist of one-third of the number of directors fixed at the time pursuant to Article II of the Bylaws. If the directors present at any particular meeting shall be fewer than the number required for such quorum, other persons present, to the number necessary to make up such quorum, shall be deemed directors for such particular meeting as determined by the following provisions and in the following order of priority (i) through (iv):

(i) The Corporation’s Chief Executive Officer, President, Chief Financial Officer and Corporate Controller in that order;

(ii) All Executive Officers of the Corporation in order of their seniority of first election to such office, or if two or more shall have been first elected to such office on the same day, in the order of their seniority in age;

(iii) All Vice Presidents of the Corporation in order of their seniority of first election to such office, or if two or more shall have been first elected to such office on the same day, in the order of their seniority in age; and

(iv) Any other persons that are designated on a list that shall have been approved by the Board before the emergency, such persons to be taken in such order of priority and subject to such conditions as may be provided in the resolution approving the list.

Section 9.04 Lines of Management Succession. The Board, during as well as before any such emergency, may provide and from time to time modify lines of succession in the event that during such an emergency any or all officers or agents of the Corporation shall for any reason be rendered incapable of discharging their duties.

Section 9.05 Office Relocation. The Board, during as well as before any such emergency, may, effective in the emergency, change the principal office or designate several alternative head offices or regional offices, or authorize the officers to do so.

Section 9.06 Liability. No officer, director or employee of the Corporation acting in accordance with this Article VII shall be liable except for willful misconduct.

Section 9.07 Repeal or Amendment. At any meeting called in accordance with Section 9.02 of this Article IX, the Board may modify or add to the provisions of this Article IX so as to make any provision that may be practical or necessary for the circumstances of the emergency.

ARTICLE X

Interpretation of Bylaws

Section 10.01 Interpretation. All words, terms and provisions of these Bylaws shall be interpreted and defined by and in accordance with the PaBCL.

F.N.B. CORPORATION

One North Shore Center

12 Federal Street

Pittsburgh, Pennsylvania 15212

(724) 981-6000

Website: www.fnbcorporation.com

Electronic Voting Instructions Available 24 hours a day, 7 days a week!
Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.
Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Eastern Time, on May 18, 2016.
Vote by Internet • Go to www.envisionreports.com/fnb • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website

Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone • Follow the instructions provided by the recorded message

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

▼  To vote by using the proxy card below, fold along the perforation, detach and return the bottom portion in the enclosed envelope.  ▼

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A	Election of Directors — The Board of Directors recommends a vote FOR the listed nominees.
1.	Nominees:	For	Against	Abstain		For	Against	Abstain		For	Against	Abstain	+
	01 - William B. Campbell	☐	☐	☐	06 - Robert A. Hormell	☐	☐	☐	11 - David L. Motley	☐	☐	☐
	02 - James D. Chiafullo	☐	☐	☐	07 - David J. Malone	☐	☐	☐	12 - Gary L. Nalbandian	☐	☐	☐
	03 - Vincent J. Delie, Jr.	☐	☐	☐	08 - D. Stephen Martz	☐	☐	☐	13 - Heidi A. Nicholas	☐	☐	☐
	04 - Laura E. Ellsworth	☐	☐	☐	09 - Robert J. McCarthy, Jr.	☐	☐	☐	14 - John S. Stanik	☐	☐	☐
	05 - Stephen J. Gurgovits	☐	☐	☐	10 - Frank C. Mencini	☐	☐	☐	15 - William J. Strimbu	☐	☐	☐

B	Management Proposals — The Board of Directors recommends a vote FOR Items 2 through 4.
		For Against Abstain		For	Against	Abstain
2.	Advisory approval of named executive officer compensation.	☐ ☐ ☐	4. To consider and approve the reincorporation of F.N.B. from the State of Florida to the Commonwealth of Pennsylvania.	☐	☐	☐

3.	Ratification of appointment of Ernst & Young LLP as F.N.B.’s independent registered public accounting firm for the 2016 fiscal year.	☐ ☐ ☐

F.N.B. Corporation 2016 Annual Meeting of Shareholders

Wednesday, May 18, 2016 Doors open at 2:30 p.m. local time Meeting begins at 3:00 p.m. local time Regional Learning Alliance Great Room 850 Cranberry Woods Dr. Cranberry Twp., PA 16066

Directions

From Interstate 76 & Interstate 79

•	If taking Interstate 76, take Exit 28 (Old Exit 3) – follow signs to Interstate 79 North
•	From Interstate 79, take Exit 78 – Route 228 – Cranberry/Mars
•	Turn onto Route 228 East
•	At the first traffic light, turn right onto Cranberry Woods Drive (the Marriott Hotel will be on the right)
•	Follow Cranberry Woods Drive to the stop sign
•	Continue straight through the stop sign
•	In approximately 100 yards turn right (there is no street sign)
•	Continue for 250 yards to the entrance to the Regional Learning Alliance
•	The meeting will be held in the Great Room

Additional driving directions to the meeting location may be obtained by contacting our shareholder relations representative, Brandon Pierson, at (888) 981-6000.

▼  To vote by using the proxy card below, fold along the perforation, detach and return the bottom portion in the enclosed envelope.  ▼

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This proxy is solicited on behalf of the Board of Directors for the Annual Meeting on May 18, 2016.

The undersigned hereby appoints James G. Orie, Timothy G. Rubritz and Thomas M. Whitesel, and each of them, proxies, with full power of substitution, to vote all shares of common stock of F.N.B. Corporation held of record by the undersigned on March 9, 2016 at the Annual Meeting of Shareholders to be held on May 18,

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2016, and at any adjournment thereof, upon all subjects that may properly come before the meeting, including the matters described in the proxy statement furnished herewith, in accordance with the directions indicated on the reverse side of this card or provided through the telephone or Internet proxy procedures, and at the discretion of the proxies on any other matters that may properly come before the meeting. If specific voting directions are not given with respect to the matters to be acted upon and the signed and dated card is returned, it will be treated as an instruction to vote such shares in accordance with the Directors’ recommendations on the matters listed on the reverse side of this card and at the discretion of the proxies on any other matters that may properly come before the meeting.

The Board of Directors recommends a vote FOR all nominees and FOR Items 2 – 4 listed on the reverse side of this card (each of which is described in the proxy statement). The Board of Directors knows of no other matters that are to be presented at the meeting.

Please sign and date below and return promptly in the enclosed envelope or, if you choose, you can submit your proxy by telephone, through the Internet or mail it to Computershare, PO Box 30202, College Station TX 77842.

C	Non-Voting Items

Change of Address — Please print new address below.	Meeting Attendance
Mark box to the right if you plan to attend the Annual Meeting.

D	Authorized Signatures — This section must be completed for your instructions to be executed.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

¡	IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A – D ON BOTH SIDES OF THIS CARD.	+

☒
Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.

A	Election of Directors — The Board of Directors recommends a vote FOR the listed nominees.

1. Nominees:	For	Against	Abstain		For	Against	Abstain		For	Against	Abstain	+

01 - William B. Campbell	☐	☐	☐	06 - Robert A. Hormell	☐	☐	☐	11 - David L. Motley	☐	☐	☐
02 - James D. Chiafullo	☐	☐	☐	07 - David J. Malone	☐	☐	☐	12 - Gary L. Nalbandian	☐	☐	☐
03 - Vincent J. Delie , Jr.	☐	☐	☐	08 - D. Stephen Martz	☐	☐	☐	13 - Heidi A. Nicholas	☐	☐	☐
04 - Laura E. Ellsworth	☐	☐	☐	09 - Robert J. McCarthy, Jr.	☐	☐	☐	14 - John S. Stanik	☐	☐	☐
05 - Stephen J. Gurgovits	☐	☐	☐	10 - Frank C. Mencini	☐	☐	☐	15 - William J. Strimbu	☐	☐	☐

B	Management Proposals — The Board of Directors recommends a vote FOR Items 2 through 4.

	For Against Abstain		For	Against	Abstain
2. Advisory approval of named executive officer compensation.	☐ ☐ ☐	4. To consider and approve the reincorporation of F.N.B. from the State of Florida to the Commonwealth of Pennsylvania.	☐	☐	☐
3. Ratification of appointment of Ernst & Young LLP as F.N.B.’s independent registered public accounting firm for the 2016 fiscal year.	☐ ☐ ☐

■	1 U P X 2 7 3 5 7 8 2	+
02A30C

This proxy is solicited on behalf of the Board of Directors for the Annual Meeting on May 18, 2016.

The undersigned hereby appoints James G. Orie, Timothy G. Rubritz and Thomas M. Whitesel, and each of them, proxies, with full power of substitution, to vote all common shares of the undersigned in F.N.B. Corporation at the Annual Meeting of Shareholders to be held on May 18, 2016, and at any adjournment thereof, upon all subjects that may properly come before the meeting, including the matters described in the proxy statement furnished

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herewith, in accordance with the directions indicated on the reverse side of this card or provided through the telephone or Internet proxy procedures, and at the discretion of the proxies on any other matters that may properly come before the meeting. If specific voting directions are not given with respect to the matters to be acted upon and the signed and dated card is returned, it will be treated as an instruction to vote such shares in accordance with the Directors’ recommendations on the matters listed on the reverse side of this card and at the discretion of the proxies on any other matters that may properly come before the meeting.

The Board of Directors recommends a vote FOR all nominees and FOR Items 2 – 4 listed on the reverse side of this card (each of which is described in the proxy statement). The Board of Directors knows of no other matters that are to be presented at the meeting.

Please sign and date below and return promptly in the enclosed envelope.

C	Authorized Signatures — This section must be completed for your instructions to be executed.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

■	IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A – C ON BOTH SIDES OF THIS CARD.	+

Vote by Internet • Go to www.envisionreports.com/fnb • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website

Under Securities and Exchange Commission rules, proxy materials for the annual meeting are now available on the Internet. When you go online, you can view the proxy materials, cast your vote, and request a paper or e-mail copy of the proxy materials. The items to be voted on and location of the annual meeting are shown on the reverse side. Your vote is important!

Important Notice Regarding the Availability of Proxy Materials for the

F.N.B. Corporation Shareholder Meeting to be Held on Wednesday, May 18, 2016

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The proxy statement and annual report to shareholders are available at www.envisionreports.com/fnb

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before May 4, 2016, to facilitate timely delivery.

Easy Online Access — A Convenient Way to View Proxy Materials and Vote
When you go online to view materials, you can also vote your shares.
Step 1:	Go to www.envisionreports.com/fnb to view the proxy statement, which contains details of the proposals to be voted on, and the annual report.
Step 2:	Click the Vote or Request Materials Section.
Step 3:	Follow the instructions on the screen to log in.
Step 4:	Make your selection as instructed on each screen to select delivery preferences and Vote.

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02A3AB

Annual Meeting Notice

F.N.B. Corporation’s Annual Meeting will be held on Wednesday, May 18, 2016, at Regional Learning Alliance, Great Room, 850 Cranberry Woods Dr., Cranberry Twp., PA 16066, at 3:00 P.M. local time. Holders of F.N.B. Corporation common stock of record at the close of business on March 9, 2016 are entitled to vote at the meeting and any adjournment of the meeting.

Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations.

The Board of Directors recommends that you vote FOR Items 1 – 4:

1.	Election of the 15 Director nominees identified in F.N.B.’s proxy statement.
2.	Advisory approval of named executive officer compensation.
3.	Ratification of appointment of Ernst & Young LLP as F.N.B.’s independent registered public accounting firm for the 2016 fiscal year.
4.	To consider and approve the reincorporation of F.N.B. from the State of Florida to the Commonwealth of Pennsylvania.

Shareholders may also vote on such other matters as may properly come before the meeting.

Note:  This is not a proxy. To vote your shares you must vote online or by telephone or request a set of proxy materials to receive a proxy card.

F.N.B. Corporation 2016 Annual Meeting of Shareholders

Wednesday, May 18, 2016	Directions
Doors open at 2:30 p.m. local time Meeting begins at 3:00 p.m. local time	From Interstate 76 & Interstate 79

Regional Learning Alliance Great Room 850 Cranberry Woods Dr. Cranberry Twp., PA 16066

•    If taking Interstate 76, take Exit 28 (Old Exit 3) – follow signs to Interstate 79 North

•    From Interstate 79, take Exit 78 – Route 228 – Cranberry/Mars

•    Turn onto Route 228 East

•    At the first traffic light, turn right onto Cranberry Woods Drive (the Marriott Hotel will be on the right)

•    Follow Cranberry Woods Drive to the stop sign

•    Continue straight through the stop sign

•    In approximately 100 yards turn right (there is no street sign)

•    Continue for 250 yards to the entrance to the Regional Learning Alliance

•    The meeting will be held in the Great Room

Additional driving directions to the meeting location may be obtained by contacting our shareholder relations representative, Brandon Pierson, at (888) 981-6000.

Here’s how to order a paper or e-mail copy of the proxy materials: PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials.
g	Telephone – Call us free of charge at 1-866-641-4276 in the US, Canada or Puerto Rico using a touch-tone phone and follow the instructions to log in and order a set of proxy materials.
g	Internet – Go to www.envisionreports.com/fnb. Follow the instructions to log in and order a set of proxy materials.
g

E-mail – Send an e-mail message to investorvote@computershare.com with “Proxy Materials Order” in the subject line and, in the body of the message, your full name and address and the number in the shaded bar on the reverse side.

To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by May 4, 2016. 02A3AB